UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

March 31, 2009

Columbia U.S. Treasury

Index Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient.¹ Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in an index.

Fund Profile – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+7.13% Class A shares
(without sales charge)

+7.50% Citigroup Bond U.S. Treasury Index

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned 7.13% without sales charge.

■	U.S. Treasury securities were one of the best-performing asset classes in the capital markets during the reporting period.

■	Aggressive action by the Federal Reserve Board led to lower short-term rates and resulted in strong performance by securities with shorter maturities.

Portfolio Management

Jonathan P. Carlson has managed the fund since March 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

The Citigroup Bond U.S. Treasury Index is composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia U.S. Treasury Index Fund

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real Gross Domestic Product will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us. Consumer confidence is surveyed monthly by the Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 2.25% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond sectors delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index returned 2.27% for the 12-month period.

Summary

For the 12-month period that ended March 31, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	19.95%

Barclays Municipal Index

2.27%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

38.09%	46.51%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

2

Economic Update (continued) – Columbia U.S. Treasury Index Fund

Stocks retreated as economic outlook darkened

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index. Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. experienced even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index2 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.66
Class B	1.41
Class C	1.41
Class Z	0.41

Annual operating expense ratio after contractual waivers (%)*

Class A	0.55
Class B	1.30
Class C	1.30
Class Z	0.30

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Citigroup Bond U.S. Treasury Index is composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	17,558	16,718
Class B	16,747	16,747
Class C	16,903	16,903
Class Z	17,830	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	11/25/02		11/25/02		11/25/02		06/04/91
Sales charge	without	with	without	with	without	with	without
1-year	7.13	2.05	6.32	1.32	6.48	5.48	7.40
5-year	4.93	3.91	4.15	3.81	4.30	4.30	5.18
10-year	5.79	5.27	5.29	5.29	5.39	5.39	5.95

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Trust shares of the Galaxy II U.S. Treasury Index Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Trust shares of the Galaxy Fund were initially offered on June 4, 1991.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia U.S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,070.71	1,022.19	2.84	2.77	0.55
Class B	1,000.00	1,000.00	1,066.62	1,018.45	6.70	6.54	1.30
Class C	1,000.00	1,000.00	1,067.41	1,019.20	5.93	5.79	1.15
Class Z	1,000.00	1,000.00	1,072.00	1,023.44	1.55	1.51	0.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	11.64
Class B	11.64
Class C	11.64
Class Z	11.64

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.41
Class B	0.33
Class C	0.34
Class Z	0.44

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned 7.13% without sales charge. The fund’s Class Z shares returned 7.40%. The Citigroup Bond U.S. Treasury Index1 posted a total return of 7.50% over the same period. The fund incurs expenses while the index does not, and expenses generally accounted for the difference between the fund’s return and that of the index, although the fund made a small increment back through its profitable participation in a government securities lending program during the period.

The fund’s return was below the average return of the funds in its peer group, the Lipper General U.S. Treasury Funds Classification2, which was 9.06%. Some actively managed funds in the peer group opted to emphasize shorter maturities rather than mirror the index, and this strategy boosted returns.

During the past 12 months, U.S. Treasury securities easily outperformed all other segments within the domestic fixed-income markets. The single biggest reason for this outperformance was a flight-to-quality mindset triggered by a financial crisis that characterized the period. The fall of Bear Stearns, which was acquired by JPMorgan, occurred just prior to the beginning of the period and was followed six months later by the bankruptcy of Lehman Brothers. These highly publicized failures caused widespread concern about the viability of the collateral underlying financial assets, and investors responded by flocking to the safety of the Treasury market. Treasury yields were pushed to record lows compared to alternatives such as corporate bonds and most asset-backed securities — and Treasury prices rose.

In this ultra-cautious environment, lending was reduced to a standstill, liquidity all but dried up and the overall economy sank into recession. In response, policymakers at the Federal Reserve Board (the Fed) accelerated their campaign to bring short-term interest rates down. At the beginning of the period, the federal funds rate — an overnight intrabank lending rate that influences other short-term rates — stood at 2.25%. By the end of the year, the Fed had intervened a total of four times to lower this rate as far as it could go, to an unprecedented range of zero to 0.25%.

Holders of Treasury securities were the beneficiaries of this swift decline in rates, and longer-term Treasury securities returned the most to investors. Because the fund was positioned to track the index as closely as possible in terms of maturities and coupons, it did not produce excess returns.

Looking ahead

The federal government’s efforts to stimulate the economy did not end with the Fed. The Treasury initiated significant programs to encourage lending by bailing out or

[1]

The Citigroup Bond U.S. Treasury Index is composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Manager’s Report (continued) – Columbia U.S. Treasury Index Fund

Maturity breakdown

as of 03/31/09 (%)
0–1 year	0.8
1–5 years	58.3
5–10 years	25.1
10–20 years	10.6
Over 20 years	5.2

Asset allocation

as of 03/31/09 (%)
Government obligations	99.8
Cash and equivalents	0.2

Maturity breakdown and asset allocation are calculated as a percentage of total investments, excluding securities lending collateral. The fund is actively managed and the composition of its portfolio will change over time.

propping up distressed financial institutions. While these programs have undoubtedly produced near-term benefits, they also come with a big price tag, and we will monitor their inflationary potential in the months ahead.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index before fees and expenses, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all the issues included in its index, may not always be fully invested and bears advisory, administrative and other expenses and transaction costs in trading securities, the fund’s performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

7

Investment Portfolio – Columbia U.S. Treasury Index Fund

March 31, 2009

Government & Agency Obligations – 97.7%

		Par ($)	Value ($)
U.S. Treasury Bonds – 18.2%
	3.500% 02/15/ 39	1,605,000	1,585,949
	4.375% 02/15/38(a)	7,445,000	8,457,058
	4.500% 02/15/36(a)	4,710,000	5,426,806
	5.000% 05/15/37(a)	1,870,000	2,326,396
	5.250% 02/15/29	2,680,000	3,300,168
	5.375% 02/15/31(a)	2,795,000	3,523,883
	5.500% 08/15/28(a)	8,205,000	10,354,964
	6.000% 02/15/26(a)	535,000	704,863
	6.125% 11/15/27(a)	5,160,000	6,936,975
	6.875% 08/15/25(a)	2,005,000	2,874,043
	7.250% 08/15/22(a)	3,210,000	4,534,125
	7.500% 11/15/16	7,115,000	9,552,442
	7.875% 02/15/21	9,310,000	13,500,952
	8.125% 08/15/21	735,000	1,092,508
	8.750% 05/15/17(a)	1,020,000	1,471,350

	U.S. Treasury Bonds Total		75,642,482

U.S. Treasury Notes – 79.5%
	0.875% 02/28/11(a)	11,000,000	11,021,010
	1.250% 11/30/10	6,000,000	6,048,540
	1.375% 02/15/12(a)	13,000,000	13,105,625
	1.750% 01/31/14(a)	16,605,000	16,717,914
	1.875% 02/28/14(a)	10,000,000	10,109,400
	2.000% 09/30/10	12,175,000	12,418,025
	2.000% 11/30/13(a)	5,015,000	5,118,434
	2.375% 08/31/10(a)	11,520,000	11,802,148
	2.500% 03/31/13(a)	6,390,000	6,675,556
	2.625% 05/31/10	7,000,000	7,163,240
	2.750% 07/31/10	10,315,000	10,606,316
	2.875% 06/30/10	3,085,000	3,171,044
	2.875% 01/31/13(a)	7,100,000	7,510,465
	3.125% 04/30/13(a)	960,000	1,027,275
	3.125% 09/30/13(a)	14,305,000	15,319,768
	3.375% 11/30/12(a)	3,735,000	4,007,831
	3.500% 02/15/18(a)	5,670,000	6,084,619
	3.625% 12/31/12	6,590,000	7,142,427
	3.750% 11/15/18(a)	5,415,000	5,902,783
	3.875% 02/15/13	8,990,000	9,848,266
	3.875% 05/15/18	8,480,000	9,354,500
	4.000% 02/15/14	3,500,000	3,894,023
	4.000% 02/15/15(a)	5,520,000	6,174,639
	4.000% 08/15/18	17,560,000	19,513,550
	4.125% 05/15/15(a)	2,230,000	2,518,680
	4.250% 09/30/12(a)	1,115,000	1,227,284
	4.250% 08/15/14(a)	5,855,000	6,627,128
	4.250% 11/15/17	8,150,000	9,245,156
	4.375% 12/15/10(a)	2,810,000	2,984,858
	4.500% 05/15/10	1,840,000	1,920,428
	4.500% 09/30/11	12,030,000	13,078,872
	4.500% 04/30/12	15,170,000	16,677,519
	4.500% 02/15/16(a)	8,890,000	10,256,838
	4.500% 05/15/17	4,900,000	5,641,507
	4.625% 12/31/11	7,500,000	8,233,005

See Accompanying Notes to Financial Statements.

8

Columbia U.S. Treasury Index Fund

March 31, 2009

Government & Agency Obligations – (continued)

	Par ($)	Value ($)
U.S. Treasury Notes – (continued)
4.750% 05/15/14(a)	2,775,000	3,204,259
4.750% 08/15/17(a)	5,850,000	6,842,675
4.875% 04/30/11	8,610,000	9,330,416
4.875% 02/15/12	1,500,000	1,661,718
5.125% 06/30/11	8,350,000	9,154,990
5.750% 08/15/10(a)	11,915,000	12,762,550

U.S. Treasury Notes Total		331,105,281

Total Government & Agency Obligations (cost of $380,647,180)		406,747,763
	Shares
Securities Lending Collateral – 18.9%
State Street Navigator Securities Lending Prime Portfolio (b) (7 day yield of 0.943%)	78,621,094	78,621,094

Total Securities Lending Collateral (cost of $78,621,094)		78,621,094
	Par ($)
Short-Term Obligation – 0.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09 due 04/01/09, at 0.100%, collateralized by a U.S. Treasury Obligation maturing 11/15/24, market value $772,044 (repurchase proceeds $754,002)	754,000	754,000

Total Short-Term Obligation (cost of $754,000)		754,000

Total Investments – 116.8% (cost of $460,022,274)(c)		486,122,857

Obligation to Return Collateral for Securities Loaned – (18.9)%		(78,621,094)

Other Assets & Liabilities, Net – 2.1%		8,870,601

Net Assets – 100.0%		416,372,364

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Accompanying Notes to Financial Statements.

9

Columbia U.S. Treasury Index Fund

March 31, 2009

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments

Level 1 – Quoted Prices	$485,368,857	$—
Level 2 – Other Significant Observable Inputs	754,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$486,122,857	$—

(a)	All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $77,401,460.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $462,480,349.

At March 31, 2009, the Fund held investments in the following:

Holdings by Revenue Source (Unaudited)	% of Net Assets

U.S. Treasury Notes	79.5
U.S. Treasury Bonds	18.2

97.7
Securities Lending Collateral	18.9
Short-Term Obligation	0.2
Obligation to Return Collateral for Securities Loaned	(18.9)
Other Assets & Liabilities, Net	2.1

100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

March 31, 2009

		($)

Assets	Investments, at cost	460,022,274

	Investments at value (including securities on loan of $77,401,460)	486,122,857
	Cash	37,579
	Receivable for:
	Investments sold	16,699,224
	Fund shares sold	5,067,936
	Interest	2,801,765
	Securities lending	59,194
	Expense reimbursement due from investment advisor	37,363
	Trustees’ deferred compensation plan	12,316

	Total Assets	510,838,234

Liabilities	Collateral on securities loaned	78,621,094
	Payable for:
	Investments purchased	14,330,795
	Fund shares repurchased	829,461
	Distributions	484,817
	Investment advisory fee	34,748
	Administration fee	104,245
	Trustees’ fees	99
	Distribution and service fees	47,925
	Trustees’ deferred compensation plan	12,316
	Other liabilities	370

	Total Liabilities	94,465,870

	Net Assets	416,372,364

Net Assets Consist of	Paid-in capital	392,322,625
	Overdistributed net investment income	(1,601,721)
	Accumulated net realized loss	(449,123)
	Net unrealized appreciation on investments	26,100,583

	Net Assets	416,372,364

Class A	Net assets	$79,113,524
	Shares outstanding	6,796,248
	Net asset value per share	$11.64	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.64/0.9525)	$12.22	(b)

Class B
	Net assets	$10,178,659
	Shares outstanding	874,493
	Net asset value and offering price per share	$11.64	(a)

Class C
	Net assets	$32,439,906
	Shares outstanding	2,787,039
	Net asset value and offering price per share	$11.64	(a)

Class Z
	Net assets	$294,640,275
	Shares outstanding	25,313,896
	Net asset value, offering and redemption price per share	$11.64

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia U.S. Treasury Index Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	11,729,094
	Securities lending	1,140,513

	Total Investment Income	12,869,607

Expenses	Investment advisory fee	360,167
	Administration fee	1,080,502
	Distribution fee:
	Class B	47,453
	Class C	139,454
	Service fee:
	Class A	119,818
	Class B	15,817
	Class C	46,488
	Sub-account services fee – Class Z	(17,399)
	Trustees’ fees	19,771
	Other expenses	1,581

	Expenses before interest expense	1,813,652
	Interest expense	51

	Total Expenses	1,813,703

	Fees waived or expenses reimbursed by investment advisor	(380,634)
	Fees waived by distributor – Class C	(27,883)
	Expense reductions	(2,640)

	Net Expenses	1,402,546

	Net Investment Income	11,467,061

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	4,990,291
	Net change in unrealized appreciation (depreciation) on investments	10,008,567

	Net Gain	14,998,858

	Net Increase Resulting from Operations	26,465,919

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	11,467,061	7,729,604
	Net realized gain on investments	4,990,291	604,694
	Net change in unrealized appreciation (depreciation) on investments	10,008,567	14,980,045

	Net increase resulting from operations	26,465,919	23,314,343

Distributions to Shareholders	From net investment income:
	Class A	(1,679,605)	(308,037)
	Class B	(176,569)	(77,747)
	Class C	(535,850)	(78,863)
	Class Z	(11,238,690)	(7,912,065)

	Total distributions to shareholders	(13,630,714)	(8,376,712)

	Net Capital Stock Transactions	91,137,254	151,633,626

	Total increase in net assets	103,972,459	166,571,257

Net Assets	Beginning of period	312,399,905	145,828,648
	End of period	416,372,364	312,399,905
	Overdistributed net investment income, at end of period	(1,601,721)	(1,437,319)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

	Capital Stock Activity
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	10,949,753	124,386,787	2,068,103	22,533,567
Distributions reinvested	109,889	1,251,843	17,864	195,426
Redemptions	(5,844,659)	(67,488,577)	(1,001,977)	(10,677,347)

Net increase	5,214,983	58,150,053	1,083,990	12,051,646
Class B
Subscriptions	842,126	9,545,620	273,790	2,978,155
Distributions reinvested	13,789	156,456	6,008	65,149
Redemptions	(301,843)	(3,434,104)	(100,731)	(1,088,695)

Net increase	554,072	6,267,972	179,067	1,954,609
Class C
Subscriptions	3,253,184	36,876,432	600,119	6,606,640
Distributions reinvested	39,088	445,060	6,275	68,744
Redemptions	(1,100,021)	(12,591,972)	(104,011)	(1,122,634)

Net increase	2,192,251	24,729,520	502,383	5,552,750
Class Z
Subscriptions	15,939,555	180,155,451	17,230,256	187,705,635
Distributions reinvested	574,256	6,414,532	452,207	4,907,934
Redemptions	(16,430,119)	(184,580,274)	(5,571,947)	(60,538,948)

Net increase	83,692	1,989,709	12,110,516	132,074,621

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18

Income from Investment Operations:
Net investment income (a)	0.33		0.43		0.42		0.39		0.35
Net realized and unrealized gain (loss) on investments	0.45		0.78		0.12		(0.24)		(0.41)

Total from investment operations	0.78		1.21		0.54		0.15		(0.06)

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.47)		(0.46)		(0.42)		(0.40)

Net Asset Value, End of Period	$11.64		$11.27		$10.53		$10.45		$10.72
Total return (b)	7.13	%(c)	11.77	%(c)(d)	5.30	%(c)	1.38	%(c)	(0.48)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.55	%(e)	0.57	%(e)	0.60%		0.63%		0.66%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	%(f)	—
Net expenses	0.55	%(e)	0.57	%(e)	0.60%		0.63%		0.66%
Waiver/Reimbursement	0.11%		0.09%		0.06%		0.03%		—
Net investment income	2.91	%(e)	3.94	%(e)	4.05%		3.60%		3.22%
Portfolio turnover rate	126%		47%		39%		36%		44%
Net assets, end of period (000’s)	$79,114		$17,817		$5,235		$3,208		$3,314

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18

Income from Investment Operations:
Net investment income (a)	0.25		0.35		0.35		0.31		0.27
Net realized and unrealized gain (loss) on investments	0.45		0.78		0.11		(0.24)		(0.41)

Total from investment operations	0.70		1.13		0.46		0.07		(0.14)

Less Distributions to Shareholders:
From net investment income	(0.33)		(0.39)		(0.38)		(0.34)		(0.32)

Net Asset Value, End of Period	$11.64		$11.27		$10.53		$10.45		$10.72
Total return (b)	6.32	%(c)	10.95	%(c)(d)	4.52	%(c)	0.62	%(c)	(1.23)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.30	%(e)	1.32	%(e)	1.35%		1.38%		1.41%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	%(f)	—
Net expenses	1.30	%(e)	1.32	%(e)	1.35%		1.38%		1.41%
Waiver/Reimbursement	0.11%		0.09%		0.06%		0.03%		—
Net investment income	2.19	%(e)	3.25	%(e)	3.31%		2.85%		2.48%
Portfolio turnover rate	126%		47%		39%		36%		44%
Net assets, end of period (000’s)	$10,179		$3,610		$1,488		$1,615		$1,451

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18

Income from Investment Operations:
Net investment income (a)	0.26		0.36		0.36		0.32		0.29
Net realized and unrealized gain (loss) on investments	0.45		0.78		0.12		(0.23)		(0.41)

Total from investment operations	0.71		1.14		0.48		0.09		(0.12)

Less Distributions to Shareholders:
From net investment income	(0.34)		(0.40)		(0.40)		(0.36)		(0.34)

Net Asset Value, End of Period	$11.64		$11.27		$10.53		$10.45		$10.72
Total return (b)(c)	6.48%		11.09	%(d)	4.67%		0.77%		(1.07)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.15	%(e)	1.17	%(e)	1.20%		1.23%		1.26%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	%(f)	—
Net expenses	1.15	%(e)	1.17	%(e)	1.20%		1.23%		1.26%
Waiver/Reimbursement	0.26%		0.24%		0.21%		0.18%		0.15%
Net investment income	2.28	%(e)	3.30	%(e)	3.44%		3.01%		2.67%
Portfolio turnover rate	126%		47%		39%		36%		44%
Net assets, end of period (000’s)	$32,440		$6,702		$973		$1,060		$869

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18

Income from Investment Operations:
Net investment income (a)	0.37		0.46		0.45		0.41		0.38
Net realized and unrealized gain (loss) on investments	0.44		0.77		0.12		(0.23)		(0.41)

Total from investment operations	0.81		1.23		0.57		0.18		(0.03)

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.49)		(0.49)		(0.45)		(0.43)

Net Asset Value, End of Period	$11.64		$11.27		$10.53		$10.45		$10.72
Total return (b)(c)	7.40%		12.04	%(d)	5.53%		1.62%		(0.25)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.30	%(e)(f)	0.33	%(e)	0.38%		0.39%		0.42%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	%(g)	—
Net expenses	0.30	%(e)(f)	0.33	%(e)	0.38%		0.39%		0.42%
Waiver/Reimbursement	0.11%		0.09%		0.07%		0.04%		0.01%
Net investment income	3.31	%(e)	4.24	%(e)	4.28%		3.83%		3.47%
Portfolio turnover rate	126%		47%		39%		36%		44%
Net assets, end of period (000’s)	$294,640		$284,271		$138,132		$136,609		$151,969

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	During the year ended March 31, 2009, Class Z shares experienced a one-time reduction in its expense of one basis point as a result of expenses accrued in a prior period. The ratios disclosed above reflect the actual rate at which expenses were incurred throughout the period without the reduction.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia U.S. Treasury Index Fund

March 31, 2009

Note 1. Organization

Columbia U.S. Treasury Index Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investment in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its

19

Columbia U.S. Treasury Index Fund

March 31, 2009

custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,999,251	$(1,999,253)	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

20

Columbia U.S. Treasury Index Fund

March 31, 2009

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$13,626,250	$8,376,712
Long-Term Capital Gains	4,464	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$913,422	$23,642,508

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and differing treatment for discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation, as determined as of March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$23,650,040
Unrealized depreciation	(7,532)
Net unrealized appreciation	$23,642,508

Capital loss carryforwards of $3,392,172 were utilized during the year ended March 31, 2009. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on the computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Fund held by defined contribution plans, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation. Columbia receives a monthly administration fee for its services as administrator at the annual rate of 0.30% of the average daily net assets of the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned

21

Columbia U.S. Treasury Index Fund

March 31, 2009

subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor retained net underwriting discounts of $68,223 on sales of the Fund’s Class A shares and net CDSC fees of $2, $19,230 and $36,124 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Minimum Account Balance Fee

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $2,640.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Fund’s expenses through July 31, 2009, so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.30% of the Fund’s average daily net assets on an annualized basis. Effective August 1, 2009, Columbia has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

The Fund entered into a sub-account services agreement which was terminated prior to the beginning of the current fiscal year. The negative “Sub-account services fee – Class Z” on the Statement of Operations is the result of a reversal of expenses accrued in the prior period.

Note 5. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $532,614,703 and $447,165,831, respectively, all of which were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee

22

Columbia U.S. Treasury Index Fund

March 31, 2009

of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $3,000,000 at a weighted average interest rate of 0.62%.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed in or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shares of Beneficial Interest

As of March 31, 2009, 34.7% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of

23

Columbia U.S. Treasury Index Fund

March 31, 2009

the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

25

Federal Income Tax Information (Unaudited) – Columbia U.S. Treasury Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2009, $5,000 or, if subsequently determined to be different, the net capital gain of such year.

26

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

27

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

28

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

29

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

30

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

31

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia U.S. Treasury Index Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia U.S. Treasury Index Fund's total expenses and actual management fees were in the fifth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an

32

independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

33

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

34

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

35

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

36

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

37

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

38

[THIS PAGE INTENTIONALLY LEFT BLANK]

39

[THIS PAGE INTENTIONALLY LEFT BLANK]

40

Important Information About This Report – Columbia U.S. Treasury Index Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

41

One Financial Center

Boston, MA 02111-2621

Columbia U.S. Treasury Index Fund

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10818-0309 (05/09) 09/78776

Annual Report

March 31, 2009

Columbia World Equity Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The Board of Trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–42.79% Class A shares
(without sales charge)

–42.58% MSCI World Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund’s investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 42.79% without sales charge.

■

In an environment of declining economic growth and falling stock prices, the fund, its benchmark and the average fund in its peer group, the Lipper Global Multi-Cap Core Classification,[1] all lost 40% or more.

■

An overweight in industrials and an underweight in the telecommunications sector, which experienced less of a decline than other areas, held back return. Underweighting large U.S. and European banks was helpful as was an emphasis on insurance companies that had little exposure to credit risk and declined less than other financial companies.

Portfolio Management

Fred Copper has co-managed the fund since 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Colin Moore has co-managed the fund since 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

[1]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia World Equity Fund

Summary

For the 12-month period that ended March 31, 2009

■	Stock markets across the world fell sharply, as measured in U.S. dollars by the MSCI World Index and the MSCI EAFE Index. A rising dollar further depressed losses from investments in foreign markets.

MSCI World Index	MSCI EAFE Index

–42.58%	–46.51%

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Economic growth slowed around the world during the 12-month period that began April 1, 2008 and ended March 31, 2009. Most major developed economies slipped into recession by 2008, with little relief in sight for the first half of 2009. In the United States, the downturn was even sharper than some anticipated. Fourth quarter 2008 growth was reported at negative 6.3% — the worst quarter on record for the U.S. economy since 1982. The United Kingdom, Germany, Japan, South Korea and Singapore are also in recession. Although emerging markets have largely avoided recession, the global slowdown has taken the steam out of their economic growth as exports to developed markets fell off sharply.

Troubles in global financial system

Troubles that began in the U.S. subprime mortgage market spread across Europe and entangled the world’s financial systems during the 12-month period. A meltdown within the U.S. financial sector claimed several major institutions and led others to seek bailouts, restructuring or both. Central banks around the world stepped in to infuse liquidity as credit dried up in 2008. Conditions have since eased, but more rigorous lending standards have severely limited access to credit in both developed and emerging markets, further hampering economic growth.

In the United States, unemployment has risen sharply over the past year, putting pressure on consumer spending. Western Europe and Japan, which rely heavily on exports, have experienced sharp declines in export trade. A weak housing market prevails in the United States and the United Kingdom. Even China’s economy has exhibited signs of weakness. In the last quarter of 2008, annualized gross domestic product fell to 6.8%, compared to more than 13% in 2007.1 An estimated 20 million jobs have been lost in China, according to moodys.com. India reports a loss of 3 million jobs due to shrinking exports.

Many central banks have reduced short-term borrowing rates while governments have increased spending in an effort to stimulate economic growth. However, these efforts may not be rewarded until later this year or next. The only other spark in this otherwise dark outlook is that commodity prices have fallen, easing one heavy burden on consumer budgets.

[1]	UBS Investment Research, Asian Economic Monitor, March 2009.

2

Economic Update (continued) – Columbia World Equity Fund

Stock markets experience sharp declines

Against this weak economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.2 Losses extended across all market caps and both growth and value stocks, although growth stocks held up slightly better than value stocks, as measured by their respective Russell indices.3 Stock markets outside the United States suffered even greater losses. The MSCI World Index4, which includes the U.S. market, returned negative 42.58%. The MSCI EAFE Index5, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which have generally had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index6 returned negative 47.07% (in U.S. dollars). However, foreign stock market performance showed some improvement in the final months of the period, outperforming U.S. stocks for the first time in a year. Emerging market indexes generally experienced larger gains in March than the major market indices.

Past performance is no guarantee of future results.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[4]	The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

[6]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.42
Class B	2.17
Class C	2.17

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)
Sales charge	without	with
Class A	7,339	6,917
Class B	6,795	6,795
Class C	6,786	6,786

Average annual total return as of 03/31/09 (%)

Share class	A		B		C
Inception	10/15/91		03/27/95		03/27/95
Sales charge	without	with	without	with	without	with
1-year	–42.79	–46.08	–43.26	–46.07	–43.25	–43.81
5-year	–4.34	–5.47	–5.06	–5.39	–5.07	–5.07
10-year	–3.05	–3.62	–3.79	–3.79	–3.80	–3.80

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia World Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	694.89	1,016.55	7.10	8.45	1.68
Class B	1,000.00	1,000.00	692.10	1,012.81	10.25	12.19	2.43
Class C	1,000.00	1,000.00	691.80	1,012.81	10.25	12.19	2.43

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	7.47
Class B	7.08
Class C	7.07

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.11
Class B	0.11
Class C	0.11

Holdings discussed in this report

as of 03/31/09 (%)
Columbia Greater China Fund, Class Z	3.0
Petroleo Brasileiro	1.0
SunPower	0.7
First Solar	1.4
Gamesa, Tecnologica	0.6
Vestas Wind Systems A/S	0.5
Misys	1.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 42.79% without sales charge. The fund’s benchmark, the MSCI World Index1, returned negative 42.58%. The average return of funds in its peer group, the Lipper Global Multi-Cap Core Classification2, was negative 40.10% over the same period. Going into the period, the fund was positioned aggressively, with an overweight in industrials, which did poorly because of slowing economic growth. An underweight in the telecommunications sector, which declined less than other areas, also held back return. Underweighting large U.S. and European banks, which were at the center of the global financial crisis, was helpful as was an emphasis on insurance companies that had little exposure to the credit crisis and that declined less than other financial companies.

Emerging markets and the United States were a focus

While an emphasis on emerging markets hurt performance, we believe that over the long term emerging markets have the potential to outperform most developed markets. To demonstrate our conviction, we added substantially to the fund’s emerging markets weight during the period. Part of this increase came from a 3% allocation of the fund to the Columbia Greater China Fund, Class Z. China has been aggressive in seeking solutions to its economic problems. It has huge cash reserves and debt levels that are well below those of developed countries. We believe that China is in a good position to take whatever steps are necessary to restore economic growth. Our emphasis on emerging markets also includes Brazil, where energy company Petroleo Brasileiro is a relatively large holding.

During the period, we added to U.S. investments, increasing the United States overweight in the portfolio. The current global economic crisis began in the United States, and we believe that the aggressive actions of the Federal Reserve Board and the U.S. federal government should help the United States lead the world out of the crisis. We have positioned the portfolio to potentially take advantage of this situation and have boosted investment in certain materials, biotechnology and financial companies.

Alternative energy was a theme

We maintained a relatively large position in companies involved with solar and wind power. While the decline in oil prices and a downturn in capital spending for alternative energy projects hurt these stocks over the 12-month reporting period, we believe that these companies should benefit over the long term from a new global emphasis on energy efficiency and from rising energy prices as the economy recovers. The fund’s alternative energy investments included: SunPower and First Solar in the United States and wind power companies Gamesa, Tecnologica in Spain and Vestas Wind Systems in Denmark.

[1]

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia World Equity Fund

Top 5 countries

as of 03/31/09 (%)
United States	57.2
Japan	6.6
Switzerland	5.2
United Kingdom	4.4
France	3.3

Top 5 sectors

as of 03/31/09 (%)
Financials	17.0
Information Technology	15.9
Health Care	11.4
Consumer Staples	10.0
Energy	9.9

Top 10 holdings

as of 03/31/09 (%)
Columbia Greater China Fund, Class Z	3.0
Monsanto	2.5
Amgen	2.0
McDonald’s	1.7
Morgan Stanley	1.6
Seven & i Holdings	1.6
International Business Machines	1.6
Novo Nordisk	1.5
Hewlett-Packard	1.5
Oracle	1.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Technology holdings rebounded

As stock prices rose during the last few weeks of the period, certain technology companies made solid gains, including Misys, a UK-based software company. Misys’ products are used widely in the financial services and health care industries. Overall, technology companies benefited on two fronts: First, they have been disciplined in cutting costs, outsourcing the most capital intensive parts of their businesses and maintaining some of their earnings power. Second, investors are often attracted to technology stocks when it appears that the economy may be stabilizing. During an economic recovery, many companies boost their technology spending to increase productivity.

Using market pullbacks to purchase attractively valued stocks

We believe that the stock market rally at the end of March reflected investor confidence in the willingness of governments to solve the global financial crisis. The rally may also be an indication that the deceleration in economic growth may be slowing. While we may see another substantial equity market sell-off in the short term, we believe that such a downturn would produce more attractive buying opportunities. As we look ahead, we will continue to select stocks on a case-by-case basis across all sectors and geographic regions, emphasizing high quality companies with good balance sheets and solid business prospects.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

7

Investment Portfolio – Columbia World Equity Fund

March 31, 2009

Common Stocks – 93.8%

		Shares	Value ($)
Consumer Discretionary – 6.1%
Distributors – 0.5%	Genuine Parts Co.	6,297	188,028

	Distributors Total		188,028

Diversified Consumer Services – 0.5%	Apollo Group, Inc., Class A (a)	2,582	202,248

	Diversified Consumer Services Total		202,248

Hotels, Restaurants & Leisure – 1.7%	McDonald’s Corp.	12,261	669,083

	Hotels, Restaurants & Leisure Total		669,083

Media – 1.1%	Comcast Corp., Class A	31,050	423,522

	Media Total		423,522

Multiline Retail – 0.6%	Dollar Tree, Inc. (a)	4,770	212,503

	Multiline Retail Total		212,503

Specialty Retail – 1.7%	Home Depot, Inc.	8,780	206,857
	Staples, Inc.	10,330	187,076
	TJX Companies, Inc.	9,990	256,144

	Specialty Retail Total		650,077

Consumer Discretionary Total			2,345,461

Consumer Staples – 10.0%
Beverages – 1.1%	Coca-Cola Co.	9,756	428,776

	Beverages Total		428,776

Food & Staples Retailing – 2.9%	Seven & i Holdings Co., Ltd.	28,400	619,730
	Wal-Mart Stores, Inc.	9,475	493,648

	Food & Staples Retailing Total		1,113,378

Food Products – 4.3%	Campbell Soup Co.	6,958	190,371
	Nestle SA, Registered Shares	12,262	414,515
	Toyo Suisan Kaisha Ltd.	28,000	572,814
	Unilever PLC	24,311	459,753

	Food Products Total		1,637,453

Household Products – 0.7%	Kimberly-Clark Corp.	5,820	268,360

	Household Products Total		268,360

Personal Products – 0.5%	Avon Products, Inc.	10,371	199,434

	Personal Products Total		199,434

Tobacco – 0.5%	KT&G Corp.	3,297	181,386

	Tobacco Total		181,386

Consumer Staples Total			3,828,787

See Accompanying Notes to Financial Statements.

8

Columbia World Equity Fund

March 31, 2009

Common Stocks (continued)

		Shares	Value ($)
Energy – 9.9%
Energy Equipment & Services – 2.9%	Shinko Plantech Co. Ltd.	46,800	286,989
	Subsea 7, Inc. (a)	63,550	407,578
	Transocean Ltd. (a)	7,183	422,648

	Energy Equipment & Services Total		1,117,215

Oil, Gas & Consumable Fuels – 7.0%	Apache Corp.	2,652	169,967
	BP PLC	59,198	400,493
	Hess Corp.	4,373	237,016
	Peabody Energy Corp.	9,150	229,116
	Petroleo Brasileiro SA, ADR	12,790	389,711
	Total SA	9,063	450,638
	Valero Energy Corp.	19,803	354,474
	XTO Energy, Inc.	14,751	451,676

	Oil, Gas & Consumable Fuels Total		2,683,091

Energy Total			3,800,306

Financials – 17.0%
Capital Markets – 5.3%	Credit Suisse Group AG, Registered Shares	14,826	451,436
	Morgan Stanley (b)	27,480	625,720
	Northern Trust Corp.	3,437	205,601
	State Street Corp.	12,221	376,162
	T. Rowe Price Group, Inc.	13,257	382,597

	Capital Markets Total		2,041,516

Commercial Banks – 8.3%	Banco Bradesco SA, ADR	33,785	334,472
	Banco Santander SA	76,983	530,831
	Bank of China Ltd., Class H	861,000	286,607
	Barclays PLC	153,330	325,608
	Credit Agricole SA	36,532	403,435
	National Bank of Canada	12,400	395,958
	PNC Financial Services Group, Inc.	17,786	520,952
	U.S. Bancorp	25,508	372,672

	Commercial Banks Total		3,170,535

Diversified Financial Services – 1.2%	JPMorgan Chase & Co.	17,177	456,565

	Diversified Financial Services Total		456,565

Insurance – 2.2%	ACE Ltd.	11,789	476,275
	Axis Capital Holdings Ltd.	15,944	359,378

	Insurance Total		835,653

Financials Total			6,504,269

Health Care – 11.4%
Biotechnology – 3.5%	Amgen, Inc. (a)	15,214	753,397
	Cephalon, Inc. (a)	2,702	184,006
	Gilead Sciences, Inc. (a)	8,251	382,187

	Biotechnology Total		1,319,590

See Accompanying Notes to Financial Statements.

9

Columbia World Equity Fund

March 31, 2009

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies – 0.6%	Baxter International, Inc.	4,757	243,653

	Health Care Equipment & Supplies Total		243,653

Health Care Providers & Services – 1.3%	Express Scripts, Inc. (a)	4,241	195,807
	McKesson Corp.	8,557	299,837

	Health Care Providers & Services Total		495,644

Life Sciences Tools & Services – 1.2%	Thermo Fisher Scientific, Inc. (a)	13,210	471,201

	Life Sciences Tools & Services Total		471,201

Pharmaceuticals – 4.8%	Abbott Laboratories	7,061	336,810
	Novo Nordisk A/S, Class B	12,375	592,665
	Sanofi-Aventis SA	7,467	420,437
	Takeda Pharmaceutical Co., Ltd.	8,300	285,094
	Teva Pharmaceutical Industries Ltd., ADR	4,596	207,050

	Pharmaceuticals Total		1,842,056

Health Care Total			4,372,144

Industrials – 9.6%
Aerospace & Defense – 2.2%	Lockheed Martin Corp.	2,517	173,749
	Precision Castparts Corp.	3,355	200,964
	United Technologies Corp.	10,563	453,998

	Aerospace & Defense Total		828,711

Commercial Services & Supplies – 0.4%	Republic Services, Inc.	8,057	138,178

	Commercial Services & Supplies Total		138,178

Construction & Engineering – 1.4%	Foster Wheeler AG (a)	13,510	236,020
	Toyo Engineering Corp.	104,000	301,540

	Construction & Engineering Total		537,560

Electrical Equipment – 3.7%	Emerson Electric Co.	5,942	169,822
	First Solar, Inc. (a)	4,113	545,795
	Gamesa Corp., Tecnologica SA	18,723	240,296
	SunPower Corp., Class A (a)	10,983	261,176
	Vestas Wind Systems A/S (a)	4,046	177,534

	Electrical Equipment Total		1,394,623

Industrial Conglomerates – 1.0%	General Electric Co.	39,150	395,806

	Industrial Conglomerates Total		395,806

Machinery – 0.4%	Parker Hannifin Corp.	4,938	167,793

	Machinery Total		167,793

Professional Services – 0.5%	Dun & Bradstreet Corp.	2,524	194,348

	Professional Services Total		194,348

Industrials Total			3,657,019

See Accompanying Notes to Financial Statements.

10

Columbia World Equity Fund

March 31, 2009

Common Stocks (continued)

		Shares	Value ($)
Information Technology – 15.9%
Communications Equipment – 1.7%	Alvarion Ltd. (a)	124,574	384,395
	Brocade Communications Systems, Inc. (a)	79,498	274,268

	Communications Equipment Total		658,663

Computers & Peripherals – 4.0%	Apple, Inc. (a)	3,206	337,015
	Hewlett-Packard Co.	18,448	591,443
	International Business Machines Corp.	6,203	601,008

	Computers & Peripherals Total		1,529,466

Electronic Equipment, Instruments & Components – 0.6%	Venture Corp., Ltd.	65,000	215,392

	Electronic Equipment, Instruments & Components Total		215,392

IT Services – 3.0%	Accenture Ltd., Class A	18,410	506,091
	CGI Group, Inc., Class A (a)	40,200	324,584
	MasterCard, Inc., Class A	1,495	250,383
	Redecard SA	6,200	74,969

	IT Services Total		1,156,027

Office Electronics – 1.2%	Canon, Inc.	16,000	455,827

	Office Electronics Total		455,827

Semiconductors & Semiconductor Equipment – 1.4%	ASML Holding N.V., N.Y. Registered Shares	30,880	540,709

	Semiconductors & Semiconductor Equipment Total		540,709

Software – 4.0%	BMC Software, Inc. (a)	13,826	456,258
	Misys PLC	271,759	491,316
	Oracle Corp. (a)	32,349	584,546

	Software Total		1,532,120

Information Technology Total			6,088,204

Materials – 8.7%
Chemicals – 6.8%	BASF SE	5,681	172,014
	Calgon Carbon Corp. (a)	39,442	558,893
	Linde AG	5,765	392,007
	Monsanto Co.	11,453	951,744
	Praxair, Inc.	7,780	523,516

	Chemicals Total		2,598,174

Metals & Mining – 1.9%	Cia Vale do Rio Doce	25,600	342,106
	Freeport-McMoRan Copper & Gold, Inc.	10,671	406,672

	Metals & Mining Total		748,778

Materials Total			3,346,952

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.7%	Telefónica O2 Czech Republic AS	18,368	361,626
	Telekomunikacja Polska SA	55,339	299,104

	Diversified Telecommunication Services Total		660,730

Telecommunication Services Total			660,730

See Accompanying Notes to Financial Statements.

11

Columbia World Equity Fund

March 31, 2009

Common Stocks (continued)

		Shares	Value ($)
Utilities – 3.5%
Electric Utilities – 0.8%	E.ON AG	11,328	314,703

	Electric Utilities Total		314,703

Independent Power Producers & Energy Traders – 0.9%	Energy Development Corp.	4,228,000	341,215

	Independent Power Producers & Energy Traders Total		341,215

Multi-Utilities – 0.8%	Public Service Enterprise Group, Inc.	10,120	298,236

	Multi-Utilities Total		298,236

Water Utilities – 1.0%	Hyflux Ltd.	352,000	381,867

	Water Utilities Total		381,867

Utilities Total			1,336,021
	Total Common Stocks (cost of $46,264,325)		35,939,893

Investment Companies – 4.4%
	Columbia Greater China Fund, Class Z (a)(c)	33,994	1,137,432
	WisdomTree India Earnings Fund	50,474	552,186

	Total Investment Companies (cost of $2,221,845)		1,689,618

Short-Term Obligation – 2.0%		Par ($)
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.100%, collateralized by a U.S. Treasury Obligation maturing 11/15/24, market value $772,044 (repurchase proceeds $756,002)	756,000	756,000

	Total Short-Term Obligation (cost of $756,000)		756,000

	Total Investments – 100.2% (cost of $49,242,170) (d)		38,385,511

	Other Assets & Liabilities, Net – (0.2)%		(92,106)

	Net Assets – 100.0%		38,293,405

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Accompanying Notes to Financial Statements.

12

Columbia World Equity Fund

March 31, 2009

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$26,010,667	$(1,140)
Level 2 – Other Significant Observable Inputs	12,374,844	(110,499)
Level 3 – Significant Unobservable Inputs	—	—
Total	$38,385,511	$(111,639)

* Other financial instruments consist of forward foreign currency exchange contracts and written option contracts which are not included in the investment portfolio.

(a)	Non-income producing security.

(b)	All or a portion of this security is pledged as collateral for open written option contracts. The total market value of security pledged as collateral at March 31, 2009 is $173,052.

(c)	Investments in an affiliate during the year ended March 31, 2009: Security name: Columbia Greater China Fund, Class Z

Shares as of 03/31/08:	—
Shares purchased:	33,994
Shares sold:	—
Shares as of 03/31/09:	33,994
Net realized gain(loss):	$—
Capital gain distribution received:	$8,228
Dividend income earned:	$—
Value at end of period:	$1,137,432

(d)	Cost for federal income tax purposes is $49,253,159.

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$994,354	$922,809	04/30/09	$71,545
CAD	785,252	805,336	04/30/09	(20,084)
CHF	204,804	200,223	04/30/09	4,581
CHF	823,613	810,065	04/30/09	13,548
DKK	179,126	168,596	04/30/09	10,530
DKK	142,410	137,132	04/30/09	5,278
EUR	1,918,372	1,843,844	04/30/09	74,528
EUR	249,760	240,880	04/30/09	8,880
EUR	151,450	153,518	04/30/09	(2,068)
GBP	1,838,162	1,874,359	04/30/09	(36,197)
GBP	68,877	67,471	04/30/09	1,406
ILS	67,791	67,496	04/30/09	295
ILS	110,218	114,430	04/30/09	(4,212)
JPY	1,639,464	1,810,266	04/30/09	(170,802)
JPY	185,495	190,949	04/30/09	(5,454)
SEK	203,381	200,472	04/30/09	2,909
SGD	414,574	405,734	04/30/09	8,840

				$(36,477)

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	$524,757	$506,512	04/30/09	$(18,245)
CZK	387,947	361,630	04/30/09	(26,317)
DKK	1,002,927	962,868	04/30/09	(40,059)
EUR	197,948	189,431	04/30/09	(8,517)
EUR	143,479	135,007	04/30/09	(8,472)
ILS	428,075	443,637	04/30/09	15,562
ILS	368,818	377,593	04/30/09	8,775
JPY	265,626	279,836	04/30/09	14,210
JPY	135,016	137,375	04/30/09	2,359
KRW	200,475	200,332	04/30/09	(143)
NOK	249,381	242,988	04/30/09	(6,393)
PHP	276,166	277,582	04/30/09	1,416
PLN	337,004	320,135	04/30/09	(16,869)
SGD	917,844	926,515	04/30/09	8,671

				$(74,022)

See Accompanying Notes to Financial Statements.

13

Columbia World Equity Fund

March 31, 2009

The Fund was invested in the following countries at March 31, 2009:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	$21,964,132	57.2
Japan	2,521,994	6.6
Switzerland	2,000,893	5.2
United Kingdom	1,677,171	4.4
France	1,274,510	3.3
Brazil	1,141,258	3.0
China	1,056,629	2.8
Germany	878,724	2.3
Spain	771,127	2.0
Denmark	770,199	2.0
Canada	720,542	1.9
Singapore	597,258	1.5
Israel	591,445	1.5
Netherlands	540,709	1.5
Norway	407,578	1.1
Czech Republic	361,626	0.9
Philippines	341,215	0.9
Poland	299,104	0.8
Hong Kong	275,519	0.6
Republic of Korea	181,386	0.5
Singapore	12,492	0.0	**

	$38,385,511	100.0

*  Includes short-term obligation.

** Rounds to less than 0.1%.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

For the year ended March 31, 2009, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2008	—	$—
Options written	571	72,547
Options terminated in closing purchase transactions	(82)	(18,688)
Options exercised	(40)	(11,880)
Options expired	(373)	(34,417)

Options outstanding at March 31, 2009	76	$7,562

At March 31, 2009, the Fund held the following open written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Morgan Stanley	$30	76	04/18/09	$7,562	$1,140

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities – Columbia World Equity Fund

March 31, 2009

		($)
Assets	Unaffiliated investments, at cost	47,977,170
	Affiliated investments, at cost	1,265,000

	Total investments, at cost	49,242,170

	Unaffiliated investments, at value	37,248,079
	Affiliated investments, at value	1,137,432

	Total investments, at value	38,385,511
	Cash	608
	Foreign currency (cost of $8,358)	8,268
	Unrealized appreciation on forward foreign currency exchange contracts	253,333
	Receivable for:
	Fund shares sold	10,327
	Dividends	87,911
	Interest	2
	Foreign tax reclaims	43,230
	Expense reimbursement due from investment advisor	8,741
	Trustees’ deferred compensation plan	18,166
	Prepaid expenses	1,727

	Total Assets	38,817,824

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	363,832
	Written options, at value (premium of $7,562)	1,140
	Payable for:
	Fund shares repurchased	31,470
	Investment advisory fee	12,069
	Administration fee	7,524
	Transfer agent fee	18,855
	Trustees’ fees	104
	Audit fee	30,850
	Pricing and bookkeeping fees	6,494
	Custody fee	3,100
	Distribution and service fees	8,746
	Reports to shareholders	19,626
	Chief compliance officer expenses	151
	Trustees’ deferred compensation plan	18,166
	Other liabilities	2,292

	Total Liabilities	524,419

	Net Assets	38,293,405

Net Assets Consist of	Paid-in capital	64,556,863
	Undistributed net investment income	139,954
	Accumulated net realized loss	(15,444,289)
	Net unrealized appreciation (depreciation) on:
	Investments	(10,856,659)
	Foreign currency translations	(108,886)
	Written options	6,422

	Net Assets	38,293,405

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities (continued) – Columbia World Equity Fund

March 31, 2009

Class A	Net assets	$36,672,275
	Shares outstanding	4,909,619
	Net asset value per share	$7.47	(a)(c)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.47/0.9425)	$7.93	(b)

Class B
	Net assets	$1,071,122
	Shares outstanding	151,212
	Net asset value and offering price per share	$7.08	(a)(c)

Class C
	Net assets	$550,008
	Shares outstanding	77,762
	Net asset value and offering price per share	$7.07	(a)(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia World Equity Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Dividends	1,561,874
	Interest	4,600
	Foreign tax withheld	(105,440)

	Total Investment Income	1,461,034

Expenses	Investment advisory fee	233,500
	Administration fee	145,963
	Distribution fee:
	Class B	16,279
	Class C	5,732
	Service fee:
	Class A	139,250
	Class B	5,411
	Class C	1,914
	Transfer agent fee	160,147
	Pricing and bookkeeping fees	58,173
	Trustees’ fees	14,086
	Custody fee	35,333
	Reports to shareholders	78,009
	Chief compliance officer expenses	646
	Other expenses	102,399

	Total Expenses	996,842

	Fees waived or expenses reimbursed by investment advisor and/or administrator	(38,530)
	Expense reductions	(9,553)

	Net Expenses	948,759

	Net Investment Income	512,275

Net Realized and Unrealized Gain (Loss) on Capital Gains Distributions Received, Investments, Written Options and Foreign Currency	Net realized gain (loss) on:
	Capital gains distributions received from affiliated investments	8,228
	Investments	(15,485,048)
	Foreign currency transactions and forward foreign currency exchange contracts	(445,526)
	Written options	42,107

	Net realized loss	(15,880,239)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(16,002,340)
	Foreign currency translations and forward foreign currency exchange contracts	26,954
	Written options	6,422

	Net change in unrealized appreciation (depreciation)	(15,968,964)

	Net Loss	(31,849,203)

	Net Decrease Resulting from Operations	(31,336,928)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia World Equity Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2009 ($)	2008 ($)
Operations	Net investment income	512,275	820,899
	Net realized gain (loss) on capital gains distributions received from affiliated investments, investments, foreign currency transactions, forward foreign currency exchange contracts and written options	(15,880,239)	5,405,703
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	(15,968,964)	(10,457,726)

	Net decrease resulting from operations	(31,336,928)	(4,231,124)

Distributions to Shareholders	From net investment income:
	Class A	—	(1,231,695)
	Class B	—	(42,238)
	Class C	—	(8,382)
	From net realized gains:
	Class A	(582,318)	(7,868,035)
	Class B	(25,588)	(620,542)
	Class C	(8,137)	(107,829)

	Total distributions to shareholders	(616,043)	(9,878,721)

	Net Capital Stock Transactions	(8,550,215)	(2,970,315)

	Redemption fees	792	1,039

	Increase from regulatory settlements	48,532	—

	Total decrease in net assets	(40,453,862)	(17,079,121)

Net Assets	Beginning of period	78,747,267	95,826,388
	End of period	38,293,405	78,747,267
	Undistributed net investment income at end of period	139,954	82,199

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia World Equity Fund

	Capital Stock Activity
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	181,694	2,033,077	296,743	4,467,572
Distributions reinvested	40,238	549,246	562,830	8,522,253
Redemptions	(943,205)	(9,634,107)	(800,619)	(11,967,581)

Net increase (decrease)	(721,273)	(7,051,784)	58,954	1,022,244

Class B
Subscriptions	11,761	102,983	13,140	194,792
Distributions reinvested	1,850	24,091	41,442	605,328
Redemptions	(152,893)	(1,604,608)	(332,258)	(4,810,118)

Net decrease	(139,282)	(1,477,534)	(277,676)	(4,009,998)

Class C
Subscriptions	18,357	168,432	16,659	238,491
Distributions reinvested	544	7,069	6,974	101,362
Redemptions	(19,765)	(196,398)	(22,086)	(322,414)

Net increase (decrease)	(864)	(20,897)	1,547	17,439

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.16		$15.48		$14.14		$11.92		$11.09

Income from Investment Operations:
Net investment income (a)	0.10		0.14		0.12		0.10		0.07	(b)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	(5.69)		(0.81)		1.97		2.18		0.81

Total from investment operations	(5.59)		(0.67)		2.09		2.28		0.88

Less Distributions to Shareholders:
From net investment income	—		(0.22)		(0.18)		(0.06)		(0.05)
From net realized gains	(0.11)		(1.43)		(0.57)		—		—

Total distributions to shareholders	(0.11)		(1.65)		(0.75)		(0.06)		(0.05)

Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—		—		—		—
Increase from regulatory settlements	0.01		—		—		—		—

Net Asset Value, End of Period	$7.47		$13.16		$15.48		$14.14		$11.92
Total return (d)	(42.79	)%(e)	(5.47	)%(f)	15.11%		19.15	%(e)	7.99%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.58	%(g)	1.40	%(h)	1.47	%(h)	1.51	%(h)	1.56	%(h)
Waiver/Reimbursement	0.06%		—		—		0.03%		—
Net investment income	0.91	%(g)	0.94	%(h)	0.80	%(h)	0.76	%(h)	0.59	%(h)
Portfolio turnover rate	154%		69%		85%		62%		68%
Net assets, end of period (000’s)	$36,672		$74,106		$86,237		$81,746		$78,479

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

\

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.58		$14.86		$13.58		$11.48		$10.71

Income from Investment Operations:
Net investment income (loss) (a)	0.03		0.03		0.02		—	(b)	(0.02	)(c)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	(5.43)		(0.77)		1.87		2.10		0.79

Total from investment operations	(5.40)		(0.74)		1.89		2.10		0.77

Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.04)		—		—
From net realized gains	(0.11)		(1.43)		(0.57)		—		—

Total distributions to shareholders	(0.11)		(1.54)		(0.61)		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—		—		—		—		—
Increase from regulatory settlements	0.01		—		—		—		—

Net Asset Value, End of Period	$7.08		$12.58		$14.86		$13.58		$11.48
Total return (d)	(43.26	)%(e)	(6.12	)%(f)	14.17%		18.29	%(e)	7.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.33	%(g)	2.15	%(h)	2.22	%(h)	2.26	%(h)	2.31	%(h)
Waiver/Reimbursement	0.06%		—		—		0.03%		—
Net investment income (loss)	0.25	%(g)	0.23	%(h)	0.11	%(h)	0.01	%(h)	(0.16	)%(h)
Portfolio turnover rate	154%		69%		85%		62%		68%
Net assets, end of period (000’s)	$1,071		$3,654		$8,445		$13,513		$16,129

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.56		$14.84		$13.56		$11.47		$10.70

Income from Investment Operations:
Net investment income (loss) (a)	0.02		0.03		—	(b)	—	(b)	(0.02	)(c)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	(5.41)		(0.77)		1.89		2.09		0.79

Total from investment operations	(5.39)		(0.74)		1.89		2.09		0.77

Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.04)		—		—
From net realized gains	(0.11)		(1.43)		(0.57)		—		—

Total distributions to shareholders	(0.11)		(1.54)		(0.61)		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—		—		—		—		—
Increase from regulatory settlements	0.01		—		—		—		—

Net Asset Value, End of Period	$7.07		$12.56		$14.84		$13.56		$11.47
Total return (d)	(43.25	)%(e)	(6.12	)%(f)	14.19%		18.22	%(e)	7.20%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.33	%(g)	2.15	%(h)	2.22	%(h)	2.26	%(h)	2.31	%(h)
Waiver/Reimbursement	0.06%		—		—		0.03%		—
Net investment income (loss)	0.15	%(g)	0.21	%(h)	0.02	%(h)	—	%(h)(i)	(0.16	)%(h)
Portfolio turnover rate	154%		69%		85%		62%		68%
Net assets, end of period (000’s)	$550		$987		$1,144		$1,287		$1,076

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia World Equity Fund

March 31, 2009

Note 1. Organization

Columbia World Equity Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale

23

Columbia World Equity Fund

March 31, 2009

pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell

24

Columbia World Equity Fund

March 31, 2009

are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any,

25

Columbia World Equity Fund

March 31, 2009

are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax differences resulting primarily from differing treatments for distribution reclasses and foreign currency transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(454,520)	$454,528	$(8)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$9,003	$2,750,752
Long-Term Capital Gains	607,040	7,127,969

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$66,745	$—	$(10,867,648)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$2,420,291
Unrealized depreciation	(13,287,939)

Net unrealized depreciation	$(10,867,648)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$7,698,220

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $7,735,077 attributed to security transactions were deferred to April 1, 2009.

26

Columbia World Equity Fund

March 31, 2009

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.40%
Over $1 billion	0.35%

Columbia has voluntarily agreed to waive its investment advisory fee charged to the Fund on its assets that are invested in Columbia Greater China Fund. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2009, the Fund’s effective investment advisory fee rate was 0.40% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund’s average daily net assets. Columbia has voluntarily agreed to waive its administration fee charged to the Fund on its assets that are invested in Columbia Greater China Fund. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned

27

Columbia World Equity Fund

March 31, 2009

subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $9,526.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts of $1,829 on sales of the Fund’s Class A shares and received net CDSC fees of $104, $2,659 and $76 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.15% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

28

Columbia World Equity Fund

March 31, 2009

For the year ended March 31, 2009, these custody credits reduced total expenses by $27 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $89,797,708 and $97,776,137, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2009, the Fund assessed redemption fees of $753, $29 and $10 for Class A, Class B and Class C shares, respectively, of the Fund.

Note 8. Regulatory Settlements

As of March 31, 2009, the Fund was entitled to receive payments of $48,532 relating to certain regulatory settlements the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the Fund did not borrow under these arrangements.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated

29

Columbia World Equity Fund

March 31, 2009

February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

31

Federal Income Tax Information – (Unaudited) – Columbia World Equity Fund

Foreign taxes paid during the fiscal year ended March 31, 2009, of $103,428 ($0.02 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries amounted was $1,122,582 ($0.22 per share) for the fiscal year ended March 31, 2009.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006. Oversees 79, None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer is deemed to be an “interested person” (as defined in the Investment Company Act of 1940) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

36

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

37

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

38

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia World Equity Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, five- and ten-year periods, and in the third quintile for the three-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia World Equity Fund’s total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer

39

group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

40

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

41

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

42

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

43

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

44

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

45

[THIS PAGE INTENTIONALLY LEFT BLANK]

46

[THIS PAGE INTENTIONALLY LEFT BLANK]

47

[THIS PAGE INTENTIONALLY LEFT BLANK]

48

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to fund securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to fund securities is also available from the fund’s website, columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

One Financial Center

Boston, MA 02111-2621

Columbia World Equity Fund

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10642-0309 (05/09) 09/78326

Annual Report

March 31, 2009

Columbia Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Income Fund

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 10.77% without sales charge.

■

The fund’s return was less than the returns of its benchmarks, the Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index)[1] and the Barclays Capital U.S. Intermediate Credit Bond Index (formerly Lehman Brothers U.S. Intermediate Credit Bond Index),[1] and the average return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification.[2]

■	Exposure to corporate and high-yield issues undercut the fund’s performance as concerned investors fled to Treasury obligations amid a deepening credit crisis.

Portfolio Management

Carl W. Pappo, lead manager of the fund, has co-managed the fund since 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Kevin L. Cronk has co-managed the fund since 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S. government and corporate bonds. The Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the U.S Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–10.77% Class A shares (without sales charge)

+1.96% Barclays Capital U.S. Intermediate Government/Credit Bond Index

–4.05% Barclays Capital U.S. Intermediate Credit Bond Index

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Income Fund

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than some anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 2.25% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) 1 returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose.

[1]

The Barclays Capital U.S. Aggregate Bond Index is as market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Summary

For the 12-month period that ended March 31, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by The Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	–19.95%

Barclays Municipal Index

2.27%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Developed stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

–38.09%	–46.51%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

2

Economic Update (continued) – Columbia Income Fund

The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index)3 returned 2.27% for the 12-month period.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index6, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[2]

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[3]	The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[6]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

[7]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.02
Class B	1.77
Class C	1.77
Class Z	0.77

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S. government and corporate bonds. The Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	14,372	13,689
Class B	13,665	13,665
Class C	13,802	13,802
Class Z	14,739	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/86
Sales charge	without	with	without	with	without	with	without
1-year	–10.77	–14.99	–11.44	–15.64	–11.31	–12.15	–10.55
5-year	–0.47	–1.43	–1.21	–1.52	–1.06	–1.06	–0.21
10-year	3.69	3.19	3.17	3.17	3.27	3.27	3.96

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class B and Class C share performance information includes returns of Class A shares for the period from July 31, 2000 through July 14, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares or between Class A shares and Class B and Class C shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to varying distribution and service (Rule 12b-1) fees. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

4

Understanding Your Expenses – Columbia Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.48	1,019.90	4.96	5.09	1.01
Class B	1,000.00	1,000.00	965.89	1,016.16	8.63	8.85	1.76
Class C	1,000.00	1,000.00	966.59	1,016.90	7.89	8.10	1.61
Class Z	1,000.00	1,000.00	970.58	1,021.14	3.73	3.83	0.76

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	7.61
Class B	7.61
Class C	7.61
Class Z	7.61

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.50
Class B	0.43
Class C	0.45
Class Z	0.52

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 10.77% without sales charge. The fund’s return was less than the returns of its benchmarks, the Barclays Capital U.S. Intermediate Government/Credit Bond Index1 and the Barclays Capital U.S. Intermediate Credit Bond Index,1 which were 1.96% and negative 4.05%, respectively, for the same period. The fund also lagged slightly behind the funds in its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification,2 which had an average return of negative 10.40% for the 12-month period. The fund had more exposure than the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which we consider to be the fund’s primary benchmark, to corporate bonds and a position in high-yield bonds, which are not included in the benchmark. We also believe the fund had more exposure to corporate and high-yield bonds than the average fund in its peer group. This positioning detracted from performance because, in general, lower quality assets were laggards over the period.

Credit fears drove investors to Treasuries

The fund’s large commitment to investment grade corporates and its exposure to high-yield bonds, both consistent with its established strategy, were the chief source of its underperformance during this period. As the recession deepened over the summer and fall, market participants rushed to unload investment grade corporate bonds and high-yield issues in an effort to shed risk. Money flowed instead into U.S. Treasury and agency obligations, where investors accepted yields that hovered around zero in return for greater security. Treasuries were the strongest sector during this period, but the fund’s Treasury holdings were minimal.

The collapse of several prominent firms and questions about the health of the banking system eroded confidence in the financial sector for much of the year. However, the fund benefited from strong security selection among higher quality regional banks and insurance company obligations; both Bank of New York Mellon Corp. and Northern Trust were positive contributors. We added well-capitalized financial holdings, including MetLife and New York Life Global Funding in the last quarter of 2008.

Some underweights helped comparative results

Although the economic slowdown pressured consumer-sensitive and industrial holdings, the fund’s less-than-benchmark (Barclays Capital U.S. Intermediate Government/Credit Bond Index) weights in these sectors aided relative performance. As part of a general move to more defensive positioning, we were overweight among

[1]

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S. government and corporate bonds. The Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the U.S Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Income Fund

Portfolio structure
as of 03/31/09 (%)
Corporate fixed-income bonds & notes	85.5
Asset-backed securities	6.4
Commercial mortgage-backed securities	3.4
Government & agency obligations	2.6
Mortgage-backed securities	0.9
Collateralized mortgage obligations	0.3
Convertible bonds	0.1
Municipal bond	0.0	*
Warrants	0.0	*
Preferred stock	0.0	*
Short-term obligation	0.6
Other assets & liabilities, net	0.2

*	Represents less than 0.1%

Quality breakdown
as of 03/31/09 (%)
AAA	11.2
AA	12.0
A	30.5
BBB	31.7
BB	6.5
B	5.7
CCC	1.9
CC	0.1
C	0.1
Not Rated	0.3

Maturity breakdown
as of 03/31/09 (%)
0-1 year	5.5
1-5 years	37.6
5-10 years	33.5
10-20 years	5.0
Over 20 years	18.4

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd.

30-day SEC yields
as of 03/31/09 (%)
Class A	6.99
Class B	6.67
Class C	6.82
Class Z	7.68

The 30-day SEC yields reflect the fund’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

The fund is actively managed and the composition of its portfolio will change over time.

utilities. Declines in this traditionally defensive sector were less than those in other sectors. Securities of pipeline companies suffered as energy prices fell sharply from a year ago.

There were no significant changes in the fund’s sector weights. Investment grade corporate bond holdings account for approximately 70% of the portfolio, or twice that of the Intermediate Government/Credit benchmark. We modestly increased the fund’s exposure to high-yield issues late in the period.

Looking ahead

We do not anticipate a sudden reversal of the current economic slowdown. In fact, we believe that the contraction could deepen if businesses remain cautious and consumers, battered by falling home values and rising unemployment, continue to curtail spending. We expect further volatility in corporate sectors as we transition to an environment of lower earnings and tempered expectations. However, corporate and high-yield bonds have now retreated to a point where their high yields and lowered valuations appear to factor in a slow recovery and we believe they offer opportunity.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield or “junk” bonds offer the potential for higher income than investments in investment-grade bonds, but they are also subject to a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments in a timely manner or at all.

7

Investment Portfolio – Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 85.5%

		Par ($) (a)		Value ($)
Basic Materials – 2.4%
Chemicals – 0.5%
Chemtura Corp.	6.875% 06/01/16 (b)		205,000	92,250

Huntsman International LLC	6.875% 11/15/13 (c)	EUR	170,000	70,017
	7.875% 11/15/14		475,000	194,750

INEOS Group Holdings PLC	8.500% 02/15/16 (c)		405,000	23,288

Lubrizol Corp.	6.500% 10/01/34		1,310,000	1,000,381

Mosaic Co.	7.625% 12/01/16 (c)		300,000	294,000

NOVA Chemicals Corp.	6.500% 01/15/12		355,000	308,850

Terra Capital, Inc.	7.000% 02/01/17		275,000	253,000

	Chemicals Total			2,236,536

Forest Products & Paper – 0.2%
Cascades, Inc.	7.250% 02/15/13		240,000	133,800

Domtar Corp.	7.125% 08/15/15		205,000	137,350

Georgia-Pacific Corp.	8.000% 01/15/24		635,000	504,825

NewPage Corp.	10.000% 05/01/12		110,000	38,225

Westvaco Corp.	8.200% 01/15/30		25,000	19,709

	Forest Products & Paper Total			833,909

Iron/Steel – 1.2%
Nucor Corp.	5.000% 06/01/13		2,780,000	2,909,320

	5.850% 06/01/18		1,710,000	1,707,445

Russel Metals, Inc.	6.375% 03/01/14		145,000	116,725

Steel Dynamics, Inc.	7.750% 04/15/16 (c)		405,000	277,425

United States Steel Corp.	7.000% 02/01/18		805,000	549,345

	Iron/Steel Total			5,560,260

Metals & Mining – 0.5%
FMG Finance Ltd.	10.625% 09/01/16 (c)		615,000	516,600

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17		1,550,000	1,449,250

Noranda Aluminium Holding Corp.	PIK, 8.345% 11/15/14 (d)		340,000	59,139

	Metals & Mining Total			2,024,989

Basic Materials Total				10,655,694

See Accompanying Notes to Financial Statements.

8

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications – 13.6%
Media – 4.8%
Cablevision Systems Corp.	8.000% 04/15/12	670,000	651,575

Charter Communications Holdings II LLC	10.250% 09/15/10 (e)	655,000	589,500

Charter Communications Operating LLC/Charter Communications Operating Capital	8.375% 04/30/14 (c)(e)	165,000	145,200
	10.875% 09/15/14 (c)(e)	200,000	194,000

CMP Susquehanna Corp.	3.522% 05/15/14 (f)	30,000	13,500

Comcast Corp.	5.700% 05/15/18	3,535,000	3,315,660
	6.950% 08/15/37	3,830,000	3,566,542

CSC Holdings, Inc.	7.625% 04/01/11	90,000	89,325
	8.625% 02/15/19 (c)	165,000	158,812

DirecTV Holdings LLC	6.375% 06/15/15	730,000	688,025

EchoStar DBS Corp.	6.625% 10/01/14	820,000	733,900

Local TV Finance LLC	PIK, 9.250% 06/15/15 (c)	230,000	16,735

Quebecor Media, Inc.	7.750% 03/15/16	720,000	547,200

R.H. Donnelley Corp.	8.875% 10/15/17	1,005,000	55,275

Time Warner, Inc.	6.875% 05/01/12 (g)	5,980,000	6,086,444

TL Acquisitions, Inc.	10.500% 01/15/15 (c)	830,000	425,375

Viacom, Inc.	5.750% 04/30/11	3,120,000	3,039,376
	6.875% 04/30/36	1,611,000	1,175,397

	Media Total		21,491,841

Telecommunication Services – 8.8%
AT&T, Inc.	4.950% 01/15/13	2,255,000	2,287,596
	5.625% 06/15/16	1,645,000	1,648,607
	6.550% 02/15/39	1,960,000	1,777,685

British Telecommunications PLC	5.150% 01/15/13	3,575,000	3,317,986
	5.950% 01/15/18	3,400,000	2,767,206

Cisco Systems, Inc.	5.900% 02/15/39	2,800,000	2,572,688

Citizens Communications Co.	7.875% 01/15/27	610,000	411,750

Cricket Communications, Inc.	9.375% 11/01/14	615,000	585,788

Crown Castle International Corp.	9.000% 01/15/15	225,000	225,563

Digicel Group Ltd.	8.875% 01/15/15 (c)	855,000	551,475

See Accompanying Notes to Financial Statements.

9

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Hellas Telecommunications Luxembourg II	6.844% 01/15/15 (c)(d)	245,000	40,425

Inmarsat Finance PLC	7.625% 06/30/12	150,000	145,688
	10.375% 11/15/12	530,000	543,250

Intelsat Jackson Holdings Ltd.	11.250% 06/15/16	1,215,000	1,178,550

Lucent Technologies, Inc.	6.450% 03/15/29	775,000	294,500

MetroPCS Wireless, Inc.	9.250% 11/01/14	615,000	596,550

Nextel Communications, Inc.	7.375% 08/01/15	585,000	310,050

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (c)	385,000	359,975

Orascom Telecom Finance SCA	7.875% 02/08/14 (c)	220,000	140,800

Qwest Communications International, Inc.	7.500% 02/15/14	670,000	579,550

Qwest Corp.	7.500% 10/01/14	720,000	655,200
	7.500% 06/15/23	190,000	143,450

Syniverse Technologies, Inc.	7.750% 08/15/13	280,000	235,200

Telefonica Emisiones SAU	6.221% 07/03/17	760,000	778,859
	6.421% 06/20/16	3,125,000	3,231,041

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	335,000	323,275

Verizon Communications, Inc.	8.950% 03/01/39	2,000,000	2,298,388

Verizon Wireless Capital LLC	5.550% 02/01/14 (c)	6,760,000	6,765,651
	8.500% 11/15/18 (c)	2,095,000	2,393,162

Virgin Media Finance PLC	8.750% 04/15/14	425,000	401,625

West Corp.	11.000% 10/15/16	540,000	359,100

Wind Acquisition Financial SA	10.750% 12/01/15 (c)	65,000	64,350
	PIK,
	8.393% 12/21/11 (h)	669,580	457,623

Windstream Corp.	8.625% 08/01/16	865,000	849,862

	Telecommunication Services Total		39,292,468

Communications Total			60,784,309

Consumer Cyclical – 4.9%
Airlines – 0.5%
Continental Airlines, Inc.	7.461% 04/01/15	3,490,322	2,443,225

	Airlines Total		2,443,225

See Accompanying Notes to Financial Statements.

10

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Apparel – 0.1%
Levi Strauss & Co.	9.750% 01/15/15	495,000	425,700

	Apparel Total		425,700

Auto Manufacturers – 0.1%
Ford Motor Co.	7.450% 07/16/31	650,000	206,375

General Motors Corp.	7.200% 01/15/11	390,000	62,400
	8.375% 07/15/33	810,000	97,200

	Auto Manufacturers Total		365,975

Auto Parts & Equipment – 0.1%
Commercial Vehicle Group, Inc.	8.000% 07/01/13	250,000	55,000

Cooper-Standard Automotive, Inc.	7.000% 12/15/12	55,000	6,600

Goodyear Tire & Rubber Co.	8.625% 12/01/11	88,000	73,040
	9.000% 07/01/15	430,000	331,100

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15	EUR 340,000	45,172

TRW Automotive, Inc.	7.000% 03/15/14 (c)	305,000	128,100

	Auto Parts & Equipment Total		639,012

Entertainment – 0.1%
Six Flags, Inc.	9.625% 06/01/14	259,000	23,310

WMG Acquisition Corp.	7.375% 04/15/14	285,000	195,938

WMG Holdings Corp.	(i) 12/15/14 (9.500% 12/15/09)	385,000	138,600

	Entertainment Total		357,848

Home Builders – 0.2%
D.R. Horton, Inc.	5.625% 09/15/14	340,000	266,900
	5.625% 01/15/16	185,000	140,600

KB Home	5.875% 01/15/15	585,000	453,083

	Home Builders Total		860,583

Lodging – 0.4%
Boyd Gaming Corp.	6.750% 04/15/14	425,000	246,500

Harrah’s Operating Co., Inc.	10.000% 12/15/18 (c)	77,000	23,100
	10.750% 02/01/16	339,000	64,410

Jacobs Entertainment, Inc.	9.750% 06/15/14	335,000	198,488

Majestic Star LLC	9.750% 01/15/11 (b)	480,000	33,600

Mashantucket Western Pequot Tribe	8.500% 11/15/15 (c)	485,000	82,450

See Accompanying Notes to Financial Statements.

11

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
MGM Mirage	7.500% 06/01/16	945,000	330,750

Seminole Indian Tribe of Florida	7.804% 10/01/20 (c)	565,000	441,005

Snoqualmie Entertainment Authority	5.384% 02/01/14 (c)(d)	70,000	17,500
	9.125% 02/01/15 (c)	240,000	62,400

Starwood Hotels & Resorts Worldwide, Inc.	6.750% 05/15/18	300,000	198,000

	Lodging Total		1,698,203

Retail – 3.3%
AmeriGas Partners LP	7.125% 05/20/16	465,000	437,100
	7.250% 05/20/15	105,000	98,700

Best Buy Co., Inc.	6.750% 07/15/13	3,760,000	3,577,411

CVS Pass-Through Trust	5.298% 01/11/27 (c)	2,008,566	1,457,803
	6.036% 12/10/28 (c)	2,434,904	1,829,855

Dollar General Corp.	PIK, 11.875% 07/15/17	570,000	560,025

GameStop Corp./GameStop, Inc.	8.000% 10/01/12	290,000	292,900

Hanesbrands, Inc.	5.698% 12/15/14 (d)	160,000	106,400

Inergy LP/Inergy Finance Corp.	8.250% 03/01/16	190,000	180,500
	8.750% 03/01/15 (c)	220,000	212,300

Macy’s Retail Holdings, Inc.	5.350% 03/15/12	645,000	506,296

McDonald’s Corp.	5.000% 02/01/19	440,000	457,633
	5.700% 02/01/39	2,460,000	2,384,284

New Albertsons, Inc.	8.000% 05/01/31	325,000	265,687

Phillips-Van Heusen Corp.	7.250% 02/15/11	135,000	129,937
	8.125% 05/01/13	190,000	180,500

Rite Aid Corp.	9.500% 06/15/17	500,000	115,000

Starbucks Corp.	6.250% 08/15/17	2,225,000	2,075,113

	Retail Total		14,867,444

Textiles – 0.1%
INVISTA	9.250% 05/01/12 (c)	240,000	214,800

	Textiles Total		214,800

Consumer Cyclical Total			21,872,790

See Accompanying Notes to Financial Statements.

12

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical – 8.9%
Agriculture – 0.1%
Reynolds American, Inc.	7.625% 06/01/16	325,000	287,742

	Agriculture Total		287,742

Beverages – 2.1%
Anheuser-Busch InBev Worldwide, Inc.	7.750% 01/15/19 (c)(g)	5,705,000	5,688,461

Bottling Group LLC	5.125% 01/15/19	1,470,000	1,479,457

Constellation Brands, Inc.	8.125% 01/15/12	548,000	548,000

Cott Beverages, Inc.	8.000% 12/15/11	330,000	186,450

SABMiller PLC	6.200% 07/01/11 (c)	1,500,000	1,512,447

	Beverages Total		9,414,815

Biotechnology – 0.7%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	400,000	384,000

Genentech, Inc.	4.400% 07/15/10	2,900,000	2,941,679

	Biotechnology Total		3,325,679

Commercial Services – 0.6%
ACE Cash Express, Inc.	10.250% 10/01/14 (c)	220,000	55,000

ARAMARK Corp.	8.500% 02/01/15	500,000	460,000

Ashtead Holdings PLC	8.625% 08/01/15 (c)	365,000	208,050

Corrections Corp. of America	6.250% 03/15/13	315,000	301,612

GEO Group, Inc.	8.250% 07/15/13	480,000	445,200

Iron Mountain, Inc.	8.000% 06/15/20	450,000	418,500

Rental Service Corp.	9.500% 12/01/14	290,000	142,100

Service Corp. International	6.750% 04/01/16	325,000	282,750
	7.375% 10/01/14	175,000	162,750

United Rentals North America, Inc.	6.500% 02/15/12	385,000	308,000

	Commercial Services Total		2,783,962

Food – 1.9%
Campbell Soup Co.	4.500% 02/15/19	2,140,000	2,133,039

ConAgra Foods, Inc.	7.000% 10/01/28	2,560,000	2,475,625

Dean Foods Co.	7.000% 06/01/16	590,000	560,500

Del Monte Corp.	6.750% 02/15/15	350,000	329,000

Kroger Co.	8.000% 09/15/29	1,716,000	1,844,370

See Accompanying Notes to Financial Statements.

13

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Pinnacle Foods Finance LLC	9.250% 04/01/15	650,000	516,750

Reddy Ice Holdings, Inc.	10.500% 11/01/12	280,000	134,400

Tyson Foods, Inc.	10.500% 03/01/14 (c)	285,000	290,700

	Food Total		8,284,384

Healthcare Products – 0.2%
Biomet, Inc.	PIK, 10.375% 10/15/17	1,075,000	908,375

	Healthcare Products Total		908,375

Healthcare Services – 1.1%
Community Health Systems, Inc.	8.875% 07/15/15	835,000	789,075

DaVita, Inc.	7.250% 03/15/15	520,000	499,850

HCA, Inc.	9.250% 11/15/16	295,000	268,450
	PIK, 9.625% 11/15/16	1,685,000	1,282,518

HealthSouth Corp.	10.750% 06/15/16	225,000	220,500

U.S. Oncology Holdings, Inc.	PIK, 6.904% 03/15/12 (d)	329,000	196,352

U.S. Oncology, Inc.	9.000% 08/15/12	200,000	194,000

WellPoint, Inc.	7.000% 02/15/19	1,485,000	1,485,800

	Healthcare Services Total		4,936,545

Household Products/Wares – 0.3%
American Greetings Corp.	7.375% 06/01/16	255,000	124,950

Clorox Co.	5.950% 10/15/17	1,030,000	1,017,122

Jostens IH Corp.	7.625% 10/01/12	275,000	260,562

	Household Products/Wares Total		1,402,634

Pharmaceuticals – 1.9%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,072,239

Elan Finance PLC	5.234% 11/15/11 (d)	265,000	217,300
	8.875% 12/01/13	280,000	224,000

Novartis Securities Investment Ltd.	5.125% 02/10/19	3,525,000	3,579,010

Omnicare, Inc.	6.750% 12/15/13	440,000	399,300

Warner Chilcott Corp.	8.750% 02/01/15	635,000	609,600

Wyeth	6.500% 02/01/34	2,500,000	2,539,978

	Pharmaceuticals Total		8,641,427

Consumer Non-Cyclical Total			39,985,563

See Accompanying Notes to Financial Statements.

14

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy – 10.6%
Coal – 0.2%
Arch Western Finance LLC	6.750% 07/01/13	460,000	420,900

Massey Energy Co.	6.875% 12/15/13	660,000	574,200

	Coal Total		995,100

Oil & Gas – 5.6%
Canadian Natural Resources Ltd.	6.250% 03/15/38	1,825,000	1,405,706

Chesapeake Energy Corp.	6.375% 06/15/15	870,000	732,975
	9.500% 02/15/15	90,000	87,525

Cimarex Energy Co.	7.125% 05/01/17	355,000	285,775

Compton Petroleum Corp.	7.625% 12/01/13	275,000	86,625

Devon Energy Corp.	6.300% 01/15/19	1,150,000	1,122,026

Forest Oil Corp.	8.500% 02/15/14 (c)	320,000	296,800

Frontier Oil Corp.	8.500% 09/15/16	230,000	226,550

Gazprom International SA	7.201% 02/01/20	105,148	92,530
	7.201% 02/01/20 (c)	2,102,955	1,850,601

Hess Corp.	7.300% 08/15/31	3,275,000	2,848,942

KCS Energy, Inc.	7.125% 04/01/12	100,000	90,500

Marathon Oil Corp.	6.000% 07/01/12	320,000	325,129
	7.500% 02/15/19	1,035,000	1,042,751

Newfield Exploration Co.	6.625% 04/15/16	890,000	796,550

Nexen, Inc.	5.875% 03/10/35	2,200,000	1,455,566

OPTI Canada, Inc.	8.250% 12/15/14	545,000	243,888

PetroHawk Energy Corp.	7.875% 06/01/15 (c)	710,000	624,800

Pioneer Natural Resources Co.	5.875% 07/15/16	370,000	273,016

Pride International, Inc.	7.375% 07/15/14	160,000	157,600

Qatar Petroleum	5.579% 05/30/11 (c)	583,380	581,052

Quicksilver Resources, Inc.	7.125% 04/01/16	890,000	422,750

Range Resources Corp.	7.500% 05/15/16	515,000	475,087

Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (c)	266,900	262,568

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (c)	640,000	604,077
	5.838% 09/30/27 (c)	1,200,000	919,068

See Accompanying Notes to Financial Statements.

15

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Southwestern Energy Co.	7.500% 02/01/18 (c)	770,000	743,050

Talisman Energy, Inc.	5.850% 02/01/37	1,825,000	1,231,718
	6.250% 02/01/38	1,790,000	1,262,716

Tesoro Corp.	6.625% 11/01/15	360,000	284,400

United Refining Co.	10.500% 08/15/12	270,000	156,600

Valero Energy Corp.	6.625% 06/15/37	3,665,000	2,590,712
	6.875% 04/15/12	1,415,000	1,428,092

	Oil & Gas Total		25,007,745

Oil & Gas Services – 0.7%
Seitel, Inc.	9.750% 02/15/14	215,000	95,138

Smith International, Inc.	9.750% 03/15/19	1,480,000	1,545,959

Weatherford International Ltd.	7.000% 03/15/38	1,780,000	1,294,097

	Oil & Gas Services Total		2,935,194

Pipelines – 4.1%
Atlas Pipeline Partners LP	8.125% 12/15/15	220,000	125,400

El Paso Corp.	6.875% 06/15/14	350,000	311,751
	7.250% 06/01/18	300,000	255,000

Enbridge Energy Partners LP	7.500% 04/15/38	1,925,000	1,534,560

Energy Transfer Partners LP	6.000% 07/01/13	5,245,000	4,959,100

Kinder Morgan Energy Partners LP	6.950% 01/15/38	1,765,000	1,510,319

Kinder Morgan Finance Co. ULC	5.700% 01/05/16	490,000	411,600

MarkWest Energy Partners LP	6.875% 11/01/14	55,000	38,775
	8.500% 07/15/16	390,000	278,850

ONEOK Partners LP	6.850% 10/15/37	1,090,000	835,533

Plains All American Pipeline LP	6.500% 05/01/18	4,750,000	4,105,539

Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	2,635,000	1,909,859

TransCanada Pipelines Ltd.	6.350% 05/15/67 (d)	2,775,000	1,581,750

Williams Companies, Inc.	7.625% 07/15/19	195,000	182,325
	7.875% 09/01/21	145,000	134,125
	8.125% 03/15/12	285,000	289,275

	Pipelines Total		18,463,761

Energy Total			47,401,800

See Accompanying Notes to Financial Statements.

16

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials – 27.3%
Banks – 16.7%
American Express Centurion Bank	4.375% 07/30/09	2,980,000	2,948,460

ANZ National International Ltd.	6.200% 07/19/13 (c)	7,105,000	6,851,117

Bank of New York Mellon Corp.	5.125% 08/27/13	445,000	455,461

Barclays Bank PLC	7.375% 06/15/49 (c)(d)	3,215,000	1,080,079

Capital One Capital IV	6.745% 02/17/37 (d)	3,625,000	1,236,143

Capital One Financial Corp.	5.700% 09/15/11	3,750,000	3,376,444

Chinatrust Commercial Bank	5.625% 12/29/49 (c)(d)	825,000	374,021

Citigroup, Inc.	4.125% 02/22/10	3,835,000	3,701,573

	6.500% 08/19/13	6,000,000	5,513,490

Comerica Bank	5.200% 08/22/17	2,200,000	1,525,731

	5.750% 11/21/16	2,985,000	2,208,303

Goldman Sachs Capital II	5.793% 12/29/49 (d)	605,000	251,886

Goldman Sachs Group, Inc.	6.750% 10/01/37	300,000	202,902

HSBC Bank USA	3.875% 09/15/09	3,290,000	3,250,451

HSBC Capital Funding LP	9.547% 12/31/49 (c)(d)	2,700,000	1,842,407

JPMorgan Chase Capital XVII	5.850% 08/01/35	1,950,000	1,136,737

JPMorgan Chase Capital XX	6.550% 09/29/36	3,700,000	2,375,470

KeyBank NA	5.800% 07/01/14	1,655,000	1,384,138

Keycorp	6.500% 05/14/13	4,300,000	4,196,091

Lloyds TSB Group PLC	6.267% 12/31/49 (c)(d)	2,915,000	626,725

M&I Marshall & Ilsley Bank	5.300% 09/08/11	1,765,000	1,631,033

Merrill Lynch & Co., Inc.	5.700% 05/02/17 (g)(j)	10,285,000	6,089,892
	6.050% 08/15/12 (j)	670,000	574,898
	7.750% 05/14/38 (j)	2,635,000	1,564,199

Morgan Stanley	5.950% 12/28/17	880,000	799,395

National City Bank of Cleveland	6.200% 12/15/11	575,000	564,907

National City Bank of Kentucky	6.300% 02/15/11	1,020,000	1,001,992

National City Corp.	6.875% 05/15/19	1,840,000	1,557,794

Northern Trust Co.	6.500% 08/15/18	4,825,000	5,069,579

Northern Trust Corp.	5.500% 08/15/13	2,005,000	2,098,429

See Accompanying Notes to Financial Statements.

17

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Regions Financing Trust II	6.625% 05/15/47 (d)	1,115,000	403,883

Royal Bank of Scotland Group PLC	6.990% 10/29/49 (c)(d)	2,335,000	1,027,400

SunTrust Preferred Capital I	5.853% 12/31/49 (d)	5,000,000	1,250,000

Union Planters Corp.	4.375% 12/01/10	2,515,000	2,403,845

USB Capital IX	6.189% 04/15/42 (d)	2,540,000	1,003,300

Wachovia Capital Trust III	5.800% 03/15/42 (d)	3,340,000	1,202,400

Wachovia Corp.	4.375% 06/01/10	1,225,000	1,190,503
	5.500% 05/01/13	795,000	733,032

	Banks Total		74,704,110

Diversified Financial Services – 4.4%
CDX North America High Yield	8.875% 06/29/13 (c)	1,900,000	1,510,500

Eaton Vance Corp.	6.500% 10/02/17	2,605,000	2,234,856

Ford Motor Credit Co.	7.800% 06/01/12	705,000	477,797
	8.000% 12/15/16	295,000	193,883

Fund American Companies, Inc.	5.875% 05/15/13	1,557,000	1,195,366

General Electric Capital Corp.	1.440% 12/15/09 (d)	2,410,000	2,349,063
	5.450% 01/15/13	3,090,000	2,975,701
	6.875% 01/10/39	5,025,000	4,098,340

GMAC LLC	6.875% 09/15/11 (c)	569,000	404,343
	8.000% 11/01/31 (c)	825,000	396,957

International Lease Finance Corp.	4.750% 07/01/09	1,505,000	1,414,840
	4.875% 09/01/10	925,000	675,719

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (f)(k)	8,075,000	1,029,562
	6.875% 05/02/18 (f)(k)	600,000	76,500

Nuveen Investments, Inc.	10.500% 11/15/15 (c)	420,000	117,600

PF Export Receivables Master Trust	3.748% 06/01/13 (c)	541,680	573,146

	Diversified Financial Services Total		19,724,173

Insurance – 4.7%
Asurion Corp.	7.033% 07/02/15 (d)(h)	365,000	280,796

Crum & Forster Holdings Corp.	7.750% 05/01/17	490,000	382,200

HUB International Holdings, Inc.	10.250% 06/15/15 (c)	340,000	161,500

ING Groep NV	5.775% 12/29/49 (d)	2,679,000	736,725

See Accompanying Notes to Financial Statements.

18

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Liberty Mutual Group, Inc.	7.500% 08/15/36 (c)	4,010,000	2,252,726
	10.750% 06/15/58 (c)(d)	2,200,000	1,078,000

MetLife, Inc.	7.717% 02/15/19	1,750,000	1,569,157

Metropolitan Life Global Funding I	5.125% 04/10/13 (c)	1,400,000	1,278,607

New York Life Global Funding	4.650% 05/09/13 (c)(g)	6,940,000	6,758,040

Principal Life Income Funding Trusts	5.300% 04/24/13	5,875,000	5,397,280

Prudential Financial, Inc.	4.750% 06/13/15	1,075,000	781,783

USI Holdings Corp.	9.750% 05/15/15 (c)	215,000	96,750

	Insurance Total		20,773,564

Real Estate – 0.4%
Prudential Property	6.625% 04/01/09 (c)	1,800,000	1,800,000

	Real Estate Total		1,800,000

Real Estate Investment Trusts (REITs) – 0.8%
Health Care Property Investors, Inc.	7.072% 06/08/15	745,000	553,197

Highwoods Properties, Inc.	5.850% 03/15/17	830,000	513,251

Hospitality Properties Trust	5.625% 03/15/17	2,040,000	983,766

Host Marriott Corp.	6.750% 06/01/16	385,000	281,050

Liberty Property LP	5.500% 12/15/16	2,155,000	1,392,128

	Real Estate Investment Trusts (REITs) Total		3,723,392

Savings & Loans – 0.3%
Washington Mutual Bank	5.125% 01/15/15 (b)	6,350,000	635

Washington Mutual Preferred Funding Delaware	6.534% 03/29/49 (b)(c)	1,075,000	107

World Savings Bank	4.500% 06/15/09	1,505,000	1,502,964

	Savings & Loans Total		1,503,706

Financials Total			122,228,945

Industrials – 5.7%
Aerospace & Defense – 1.0%
BE Aerospace, Inc.	8.500% 07/01/18	580,000	483,575

Boeing Co.	6.000% 03/15/19	1,610,000	1,653,604

L-3 Communications Corp.	6.375% 10/15/15	570,000	537,225

Moog, Inc.	7.250% 06/15/18 (c)	160,000	147,600

See Accompanying Notes to Financial Statements.

19

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Raytheon Co.	5.500% 11/15/12	1,000,000	1,050,859

Sequa Corp.	11.750% 12/01/15 (c)	245,000	36,750

Systems 2001 Asset Trust	6.664% 09/15/13 (c)	461,132	419,796

	Aerospace & Defense Total		4,329,409

Air Transportation – 0.1%
Air 2 US	8.027% 10/01/19 (c)	494,577	272,017

	Air Transportation Total		272,017

Electrical Components & Equipment – 0.1%
Belden, Inc.	7.000% 03/15/17	305,000	250,100

General Cable Corp.	3.810% 04/01/15 (d)	170,000	120,275
	7.125% 04/01/17	225,000	184,500

	Electrical Components & Equipment Total		554,875

Electronics – 0.1%
Flextronics International Ltd.	6.250% 11/15/14	485,000	409,825

	Electronics Total		409,825

Engineering & Construction – 0.0%
Esco Corp.	8.625% 12/15/13 (c)	270,000	205,200

	Engineering & Construction Total		205,200

Environmental Control – 0.2%
Allied Waste North America, Inc.	7.875% 04/15/13	750,000	746,250

	Environmental Control Total		746,250

Machinery – 0.9%
Caterpillar Financial Services Corp.	4.250% 02/08/13	2,625,000	2,469,802
	5.450% 04/15/18	385,000	330,309
	6.200% 09/30/13	300,000	300,288
John Deere Capital Corp.	4.950% 12/17/12	890,000	893,330

	Machinery Total		3,993,729

Machinery-Construction & Mining – 0.5%
Caterpillar, Inc.	8.250% 12/15/38	1,700,000	1,841,942
Terex Corp.	8.000% 11/15/17	505,000	409,050

	Machinery-Construction & Mining Total		2,250,992

Machinery-Diversified – 0.1%
Manitowoc Co., Inc.	7.125% 11/01/13	560,000	392,000

Westinghouse Air Brake Technologies Corp.	6.875% 07/31/13	170,000	161,500

	Machinery-Diversified Total		553,500

See Accompanying Notes to Financial Statements.

20

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.	7.500% 03/01/14	315,000	218,925

Bombardier, Inc.	6.300% 05/01/14 (c)	610,000	430,050

Koppers Holdings, Inc.	(i) 11/15/14 (9.875% 11/15/09)	395,000	321,925

TriMas Corp.	9.875% 06/15/12	255,000	124,950

Trinity Industries, Inc.	6.500% 03/15/14	410,000	332,100

	Miscellaneous Manufacturing Total		1,427,950

Packaging & Containers – 0.4%
Berry Plastics Holding Corp.	8.875% 09/15/14	260,000	145,600

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	430,000	432,150

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	175,000	168,000
	8.250% 05/15/13	350,000	351,750

Silgan Holdings, Inc.	6.750% 11/15/13	140,000	131,600

Solo Cup Co.	8.500% 02/15/14	735,000	536,550

	Packaging & Containers Total		1,765,650

Transportation – 2.0%
BNSF Funding Trust I	6.613% 12/15/55 (d)	1,730,000	1,254,250

Bristow Group, Inc.	7.500% 09/15/17	300,000	225,000

Burlington Northern Santa Fe Corp.	6.200% 08/15/36	645,000	588,253
	7.950% 08/15/30	945,000	1,033,631

Navios Maritime Holdings, Inc.	9.500% 12/15/14	390,000	222,300

PHI, Inc.	7.125% 04/15/13	315,000	194,119

Ship Finance International Ltd.	8.500% 12/15/13	220,000	149,600

Stena AB	7.500% 11/01/13	450,000	337,500

TFM SA de CV	9.375% 05/01/12	460,000	418,600

Union Pacific Corp.	5.700% 08/15/18	2,410,000	2,293,929
	6.650% 01/15/11	2,010,000	2,095,085

	Transportation Total		8,812,267

Industrials Total			25,321,664

See Accompanying Notes to Financial Statements.

21

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Technology – 1.8%
Computers – 0.1%
Sungard Data Systems, Inc.	9.125% 08/15/13	525,000	456,750

	Computers Total		456,750

Semiconductors – 0.1%
Amkor Technology, Inc.	9.250% 06/01/16	275,000	211,750

Freescale Semiconductor, Inc.	12.500% 12/15/14	193,738	77,957

	Semiconductors Total		289,707

Software – 1.6%
Oracle Corp.	5.000% 01/15/11 (g)	2,200,000	2,306,460

	6.500% 04/15/38 (g)	4,860,000	4,847,248

	Software Total		7,153,708

Technology Total			7,900,165

Utilities – 10.3%
Electric – 9.0%
AES Corp.	7.750% 03/01/14	155,000	138,725
	8.000% 10/15/17	415,000	355,863

Alabama Power Co.	1.439% 08/25/09 (d)	2,540,000	2,506,500

American Electric Power Co., Inc.	5.250% 06/01/15	1,825,000	1,707,353

CMS Energy Corp.	6.875% 12/15/15	305,000	282,421

Commonwealth Edison Co.	5.900% 03/15/36	690,000	565,040
	5.950% 08/15/16	1,515,000	1,450,817
	6.150% 09/15/17	2,100,000	1,995,680
	6.950% 07/15/18	2,710,000	2,536,332

Consolidated Edison Co. of New York, Inc.	6.750% 04/01/38	3,585,000	3,509,159

Dominion Resources Inc.	8.875% 01/15/19	2,000,000	2,264,190

Dynegy Holdings, Inc.	7.125% 05/15/18	735,000	389,550

Edison Mission Energy	7.000% 05/15/17	380,000	277,400

Energy Future Holdings Corp.	PIK, 11.250% 11/01/17	1,040,000	390,650

Exelon Generation Co. LLC	6.200% 10/01/17	1,000,000	894,182

FPL Energy American Wind LLC	6.639% 06/20/23 (c)	1,029,143	891,711

FPL Energy National Wind LLC	5.608% 03/10/24 (c)	180,994	147,402

Intergen NV	9.000% 06/30/17 (c)	640,000	579,200

See Accompanying Notes to Financial Statements.

22

Columbia Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Ipalco Enterprises, Inc.	7.250% 04/01/16 (c)	330,000	292,050

Kansas City Power & Light Co.	7.150% 04/01/19	3,915,000	3,932,704

MidAmerican Energy Holdings Co.	5.875% 10/01/12	2,700,000	2,803,073

Mirant Americas Generation LLC	8.500% 10/01/21	685,000	506,900

Mirant North America LLC	7.375% 12/31/13	130,000	117,650

NRG Energy, Inc.	7.375% 02/01/16	630,000	585,900
	7.375% 01/15/17	60,000	55,800

NSG Holdings LLC/NSG Holdings, Inc.	7.750% 12/15/25 (c)	290,000	229,100

Oncor Electric Delivery Co.	5.950% 09/01/13 (c)	3,460,000	3,352,076
	7.250% 01/15/33	1,800,000	1,662,422

Progress Energy, Inc.	7.100% 03/01/11	2,360,000	2,446,595

Southern Power Co.	6.375% 11/15/36	600,000	493,729

Tenaska Alabama II Partners LP	6.125% 03/30/23 (c)	1,004,334	779,976

Texas Competitive Electric Holdings Co. LLC	PIK, 10.500% 11/01/16	1,295,000	422,494

Windsor Financing LLC	5.881% 07/15/17 (c)	1,872,858	1,655,924

	Electric Total		40,218,568

Gas – 1.3%
Atmos Energy Corp.	6.350% 06/15/17	1,585,000	1,422,119
	8.500% 03/15/19	2,145,000	2,190,081

Centerpoint Energy, Inc.	5.950% 02/01/17	65,000	53,906
	6.500% 05/01/18	115,000	96,243

Nakilat, Inc.	6.067% 12/31/33 (c)	1,385,000	936,980

Southern California Gas Co.	1.431% 12/01/09 (d)	1,055,000	1,051,087

	Gas Total		5,750,416

Utilities Total			45,968,984
	Total Corporate Fixed-Income Bonds & Notes (cost of $463,632,796)		382,119,914

Asset-Backed Securities – 6.4%
AmeriCredit Automobile Receivables Trust	3.930% 10/06/11	1,194,342	1,140,664

Bay View Auto Trust	4.550% 02/25/14	245,744	246,301
	5.310% 06/25/14	1,110,000	986,240

See Accompanying Notes to Financial Statements.

23

Columbia Income Fund

March 31, 2009

Asset-Backed Securities (continued)

		Par ($) (a)	Value ($)

Capital Auto Receivables Asset Trust	5.500% 04/20/10 (c)	1,250,000	1,238,526

Capital One Auto Finance Trust	0.606% 12/15/11 (d)	1,101,730	1,017,201

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37 (d)	3,300,000	2,130,937
	6.080% 06/25/37 (d)	4,000,000	3,001,454

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35 (d)	1,200,000	117,126
	5.598% 03/25/36 (d)	953,838	739,866
	5.666% 08/25/35 (d)	1,000,000	61,666

Countrywide Asset-Backed Certificates	0.632% 06/25/21 (d)(f)	688,574	571,517

Ford Credit Auto Owner Trust	5.470% 09/15/12	4,000,000	2,778,630
	5.680% 06/15/12	1,500,000	1,169,530
	5.690% 11/15/12	3,000,000	2,322,407

GE Equipment Small Ticket LLC	4.620% 12/22/14 (c)	126,629	124,134
	5.120% 06/22/15 (c)	503,967	467,643

Green Tree Financial Corp.	6.870% 01/15/29	454,574	352,845

GS Auto Loan Trust	4.980% 11/15/13	114,483	114,205

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,400,000	634,777

Honda Auto Receivables Owner Trust	4.470% 01/18/12	2,645,000	2,677,319

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (c)	1,482,086	1,453,211

Residential Asset Mortgage Products, Inc.	4.120% 06/25/33 (d)	280,619	147,953

Santander Drive Auto Receivables Trust	1.106% 06/15/11 (d)	31,454	31,338

Small Business Administration Participation Certificates	5.570% 03/01/26	925,113	1,010,006

USAA Auto Owner Trust	4.280% 10/15/12	2,000,000	2,020,111

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	2,500,000	1,070,554

WFS Financial Owner Trust	4.760% 05/17/13	1,200,000	820,770

	Total Asset-Backed Securities (cost of $38,228,734)		28,446,931

Commercial Mortgage-Backed Securities – 3.4%
Bear Stearns Commercial Mortgage Securities	5.718% 09/11/38 (d)	3,750,000	3,197,306

See Accompanying Notes to Financial Statements.

24

Columbia Income Fund

March 31, 2009

Commercial Mortgage-Backed Securities (continued)

		Par ($) (a)	Value ($)

GMAC Commercial Mortgage Securities, Inc.	5.486% 05/10/40 (d)	2,030,000	1,959,893

Morgan Stanley Dean Witter Capital I	5.980% 01/15/39	1,875,000	1,829,255

Wachovia Bank Commercial Mortgage Trust	5.741% 05/15/43 (d)	11,425,000	8,332,591

	Total Commercial Mortgage-Backed Securities (cost of $17,348,114)		15,319,045

Government & Agency Obligations – 2.6%

Foreign Government Obligations – 0.2%
Federal Republic of Brazil	6.000% 01/17/17	1,000,000	997,500

Foreign Government Obligations Total			997,500

U.S. Government Obligations – 2.4%
U.S. Treasury Bonds	4.500% 05/15/38 (l)	1,895,000	2,212,413

U.S. Treasury Notes	0.875% 02/28/11	305,000	305,583
	1.875% 02/28/14 (l)	3,545,000	3,583,782
	2.750% 02/15/19 (l)(m)	4,635,000	4,660,353

U.S. Government Obligations Total			10,762,131
	Total Government & Agency Obligations (cost of $11,613,711)		11,759,631

Mortgage-Backed Securities – 0.9%
Federal National Mortgage Association	TBA, 4.500% 12/01/39 (n)	4,000,000	4,087,500

Government National Mortgage Association	10.000% 10/15/17	3,497	3,835
	10.000% 01/15/19	288	316
	10.500% 01/15/16	2,610	2,913
	10.500% 04/15/20	1,821	2,032
	10.500% 05/15/20	6,628	7,397
	11.500% 05/15/13	3,491	3,924
	12.500% 11/15/10	1,043	1,102
	12.500% 10/15/13	1,238	1,352
	12.500% 11/15/13	2,289	2,612
	12.500% 12/15/13	6,033	6,884
	14.000% 08/15/11	1,034	1,151

	Total Mortgage-Backed Securities (cost of $4,068,379)		4,121,018

See Accompanying Notes to Financial Statements.

25

Columbia Income Fund

March 31, 2009

Collateralized Mortgage Obligations – 0.3%

		Par ($) (a)	Value ($)
Non-Agency – 0.3%
Citicorp Mortgage Securities, Inc.	5.961% 05/25/37 (d)	1,467,594	451,817

Countrywide Alternative Loan Trust	5.500% 09/25/35	2,105,264	164,997

First Horizon Alternative Mortgage Securities	5.977% 05/25/36 (d)	970,223	25,780

Nomura Asset Acceptance Corp.	0.622% 08/25/36 (d)	204,800	170,475

Sequoia Mortgage Trust	5.903% 07/20/37 (d)	1,162,070	361,042

Wachovia Mortgage Loan Trust LLC	5.414% 05/20/36 (d)	495,222	66,781

Non-Agency Total			1,240,892
	Total Collateralized Mortgage Obligations (cost of $6,219,487)		1,240,892

Convertible Bonds – 0.1%

Communications – 0.0%
Telecommunication Services – 0.0%
Virgin Media, Inc.	6.500% 11/15/16 (c)	465,000	249,937

	Telecommunication Services Total		249,937

Communications Total			249,937

Financials – 0.1%
Diversified Financial Services – 0.1%
Countrywide Financial Corp.	0.000% 04/15/37 (c)(d)(j)	400,000	389,438

	Diversified Financial Services Total		389,438

Financials Total			389,438
	Total Convertible Bonds (cost of $573,731)		639,375

Municipal Bond – 0.0%

Virginia – 0.0%
VA Tobacco Settlement Financing Corp.	Series 2007 A1, 6.706% 06/01/46	420,000	206,812

Virginia Total			206,812
	Total Municipal Bond (cost of $419,964)		206,812

See Accompanying Notes to Financial Statements.

26

Columbia Income Fund

March 31, 2009

Warrants – 0.0%

		Shares	Value ($)
Financials – 0.0%
CNB Capital Trust I	Expires 03/23/19 (c)(f)(o)	8,101	81

Financials Total			81
	Total Warrants (cost of $81)		81

Preferred Stock – 0.0%

Communications – 0.0%
CMP Susquehanna Radio Holdings	Series A (f)	7,089	71

Communications Total			71
	Total Preferred Stock (cost of $71)		71

Securities Lending Collateral – 1.8%
	State Street Navigator Securities Lending Prime Portfolio (p) (7 day yield of 0.943%)	7,833,688	7,833,688

	Total Securities Lending Collateral (cost of $7,833,688)		7,833,688

		Par ($)
Short-Term Obligation – 0.6%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 02/24/11, market value $2,545,425 (repurchase proceeds $2,494,010)	2,494,000	2,494,000

	Total Short-Term Obligation (cost of $2,494,000)		2,494,000

	Total Investments – 101.6% (cost of $552,432,756) (q)		454,181,458

	Obligation to Return Collateral for Securities Loaned – (1.8)%		(7,833,688)

	Other Assets & Liabilities, Net – 0.2%		969,493

	Net Assets – 100.0%		447,317,263

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

See Accompanying Notes to Financial Statements.

27

Columbia Income Fund

March 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$22,683,319	$479,435
Level 2 – Other Significant Observable Inputs	428,197,727	(555,753)
Level 3 – Significant Unobservable Inputs	3,300,412	—

Total	$454,181,458	$(76,318)

*	Other financial instruments consist of forward foreign currency exchange contracts, futures contracts and credit default swap contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$1,355,831	$—
Accretion of discounts/Amortization of Premiums	—	—
Realized loss	(29,534)	—
Change in unrealized depreciation	(837,457)	—
Net sales	(1,738,104)	—
Transfers in to and/or out of Level 3	4,549,676	—

Balance as of March 31, 2009	$3,300,412	$—

The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $837,457. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $126,592, which represents 0.0% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid except for the following, amounted to $73,072,104, which represents 16.3% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06	220,000	$222,025	$55,000
Countrywide Financial Corp. 0.000% 04/15/37	10/31/07	400,000	357,420	389,438
Local TV Finance LLC, PIK 9.250% 06/15/15	05/02/07	230,000	234,463	16,735
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	220,000	220,000	140,800
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	565,000	573,813	441,005
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	461,132	461,132	419,796

				$1,462,774

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(e)	The issuer is in default of certain debt covenants. Income is being accrued. At March 31, 2009, the value of these securities amounted to $928,700, which represents 0.2% of net assets.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)	A portion of this security is pledged as collateral for credit default swaps. At March 31, 2009, the total market value of securities pledged amounted to $11,514,874.

(h)	Loan participation agreement.

(i)	Step bond. These securities are currently not paying a coupon. Shown parenthetically is the next interest rate to be paid and the date these securities will begin accruing at this rate.

See Accompanying Notes to Financial Statements.

28

Columbia Income Fund

March 31, 2009

(j)	Investments in affiliates during the year ended March 31, 2009:

Security name: Merrill Lynch & Co., Inc., 5.700%, 05/02/17

Par as of 03/31/08:	$10,285,000
Par purchased:	$—
Par sold:	$—
Par as of 03/31/09:	$10,285,000
Net realized gain (loss):	$—
Interest income earned:	$586,245
Value at end of period:	$6,089,892

Security name: Merrill Lynch & Co., Inc., 6.050%, 08/15/12

Par as of 03/31/08:	$670,000
Par purchased:	$—
Par sold:	$—
Par as of 03/31/09:	$670,000
Net realized gain (loss):	$—
Interest income earned:	$40,535
Value at end of period:	$574,898

Security name: Merrill Lynch & Co., Inc., 7.750%, 05/14/38

Par as of 03/31/08:	$—
Par purchased:	$3,580,000
Par sold:	$(945,000)
Par as of 03/31/09:	$2,635,000
Net realized gain (loss):	$(8,156)
Interest income earned:	$180,838
Value at end of period:	$1,564,199

Security name: Countrywide Financial Corp., 0.000%, 04/15/37

Par as of 03/31/08:	$400,000
Par purchased:	$—
Par sold:	$—
Par as of 03/31/09:	$400,000
Net realized gain (loss):	$—
Interest income earned:	$1,466
Value at end of period:	$389,438

As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(k)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $1,106,062, which represents 0.2% of net assets.

(l)	All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $7,723,464.

(m)	A portion of this security is pledged as collateral for open futures contracts. At March 31, 2009, the total market value of this security pledged amounted to $1,005,470.

(n)	Security purchased on a delayed delivery basis.

(o)	Non-income producing security.

(p)	Investment made with cash collateral received from securities lending activity.

(q)	Cost for federal income tax purposes is $553,501,701.

At March 31, 2009, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$152,781	$150,052	04/23/09	$(2,729)

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5 Year U.S. Treasury Notes	250	$29,691,406	$29,270,344	June-2009	$421,062
10 Year U.S. Treasury Notes	20	2,481,563	2,423,190	June-2009	58,373

					$479,435

See Accompanying Notes to Financial Statements.

29

Columbia Income Fund

March 31, 2009

At March 31, 2009, the Fund had entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Value of Contract
	Limited Brands, Inc.
Morgan Stanley	6.125% 12/01/12	Buy	5.270%	12/20/13	$5,500,000	$(117,165)
	The Home Depot , Inc.
Morgan Stanley	5.875 12/16/36	Buy	3.350%	12/20/13	3,000,000	(199,427)
	Macy’s, Inc.
JPMorgan	7.450% 07/15/17	Buy	3.600%	12/20/13	4,775,000	495,870
	Limited Brands, Inc.
Barclays Capital	6.125% 12/01/12	Buy	6.150%	03/20/14	5,500,000	(316,432)
	The Home Depot, Inc.
Barclays Capital	5.875% 12/16/36	Buy	2.930%	12/20/13	8,020,000	(388,470)
	Time Warner, Inc.
Barclays Capital	5.875% 11/15/16	Buy	1.200%	03/20/14	5,000,000	(27,400)

						$(553,024)

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	85.5
Asset-Backed Securities	6.4
Commercial Mortgage-Backed Securities	3.4
Government & Agency Obligations	2.6
Mortgage-Backed Securities	0.9
Collateralized Mortgage Obligations	0.3
Convertible Bonds	0.1
Municipal Bond	0.0	*
Warrants	0.0	*
Preferred Stock	0.0	*

	99.2
Securities Lending Collateral	1.8
Short-Term Obligation	0.6
Obligation to Return Collateral for Securities Loaned	(1.8)
Other Assets & Liabilities, Net	0.2

	100.0

* Represents less than 0.1%

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

30

Statement of Assets and Liabilities – Columbia Income Fund

March 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	538,642,933
	Affiliated investments, at identified cost	13,789,823

	Total investments, at identified cost	552,432,756

	Unaffiliated investments, at value	445,563,031
	Affiliated investments, at value	8,618,427

	Total investments, at value (including securities on loan of $7,723,464)	454,181,458
	Cash	80,715
	Cash collateral for open credit default swap contracts	960,000
	Open credit default swap contracts	495,870
	Receivable for:
	Investments sold	3,741,851
	Fund shares sold	319,801
	Interest	8,131,752
	Futures variation margin	74,609
	Securities lending	2,303
	Trustees’ deferred compensation plan	31,187
	Other assets	88,122

	Total Assets	468,107,668

Liabilities	Collateral on securities loaned	7,833,688
	Open credit default swap contracts	1,048,894
	Unrealized depreciation on forward foreign currency exchange contracts	2,729
	Expense reimbursement due to investment advisor	1,348
	Payable for:
	Investments purchased	5,322,282
	Investments purchased on a delayed delivery basis	4,044,125
	Fund shares repurchased	797,006
	Distributions	1,256,011
	Investment advisory fee	157,893
	Administration fee	49,115
	Transfer agent fee	121,903
	Pricing and bookkeeping fees	19,328
	Trustees’ fees	942
	Custody fee	5,365
	Distribution and service fees	28,967
	Chief compliance officer expenses	222
	Trustees’ deferred compensation plan	31,187
	Other liabilities	69,400

	Total Liabilities	20,790,405

	Net Assets	447,317,263

Net Assets Consist of	Paid-in capital	595,403,343
	Overdistributed net investment income	(118,929)
	Accumulated net realized loss	(49,135,356)
	Net unrealized appreciation (depreciation) on:
	Investments	(98,251,298)
	Foreign currency translations	(2,612)
	Futures contracts	479,435
	Credit default swap contracts	(1,057,320)

	Net Assets	447,317,263

See Accompanying Notes to Financial Statements.

31

Statement of Assets and Liabilities (continued) – Columbia Income Fund

March 31, 2009

Class A	Net assets	$71,289,736
	Shares outstanding	9,365,279
	Net asset value per share	$7.61	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.61/0.9525)	$7.99	(b)

Class B	Net assets	$7,705,301
	Shares outstanding	1,012,235
	Net asset value and offering price per share	$7.61	(a)

Class C	Net assets	$9,974,095
	Shares outstanding	1,310,291
	Net asset value and offering price per share	$7.61	(a)

Class Z	Net assets	$358,348,131
	Shares outstanding	47,075,796
	Net asset value, offering and redemption price per share	$7.61

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

32

Statement of Operations – Columbia Income Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	35,100,810
	Interest from affiliates	809,084
	Dollar roll fee income	287,917
	Securities lending	178,119
	Dividends	2,056

	Total Investment Income	36,377,986

Expenses	Investment advisory fee	2,165,208
	Administration fee	675,654
	Distribution fee:
	Class B	80,800
	Class C	87,319
	Service fee:
	Class A	217,695
	Class B	26,933
	Class C	29,109
	Transfer agent fee	732,382
	Pricing and bookkeeping fees	156,839
	Trustees’ fees	31,262
	Custody fee	28,793
	Chief compliance officer expenses	830
	Other expenses	250,121

	Expenses before interest expense	4,482,945
	Interest expense	6,009

	Total Expenses	4,488,954

	Fees waived by distributor – Class C	(17,457)
	Expense reductions	(5,959)

	Net Expenses	4,465,538

	Net Investment Income	31,912,448

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Credit Default Swap Contracts and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	(29,443,344)
	Affiliated investments	(8,156)
	Foreign currency transactions and forward foreign currency exchange contracts	69,060
	Futures contracts	(199,867)
	Credit default swap contracts	5,168,741

	Net realized loss	(24,413,566)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(66,346,987)
	Foreign currency translations and forward foreign currency exchange contracts	15,220
	Futures contracts	1,239,701
	Credit default swap contracts	(515,582)

	Net change in unrealized appreciation (depreciation)	(65,607,648)

	Net Loss	(90,021,214)

	Net Decrease Resulting from Operations	(58,108,766)

See Accompanying Notes to Financial Statements.

33

Statement of Changes in Net Assets – Columbia Income Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	31,912,448	37,690,392
	Net realized loss on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	(24,413,566)	(6,847,177)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	(65,607,648)	(37,362,054)

	Net Decrease resulting from Operations	(58,108,766)	(6,518,839)

Distributions to Shareholders	From net investment income:
	Class A	(5,169,722)	(6,625,348)
	Class B	(556,058)	(814,800)
	Class C	(622,081)	(777,396)
	Class Z	(25,490,177)	(29,885,664)

	Total Distributions to Shareholders	(31,838,038)	(38,103,208)
	Net Capital Stock Transactions	(78,349,180)	(8,897,009)

	Total Decrease in Net Assets	(168,295,984)	(53,519,056)

Net Assets	Beginning of period	615,613,247	669,132,303
	End of period	447,317,263	615,613,247
	Overdistibuted net investment income at end of period	(118,929)	(923,418)

See Accompanying Notes to Financial Statements.

34

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Income Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,672,484	13,725,492	3,044,325	28,766,291
Distributions reinvested	499,154	4,101,884	546,374	5,132,017
Redemptions	(4,756,912)	(39,543,987)	(4,374,899)	(40,939,933)

Net decrease	(2,585,274)	(21,716,611)	(784,200)	(7,041,625)

Class B
Subscriptions	133,478	1,086,874	284,100	2,678,095
Distributions reinvested	46,038	379,391	60,948	572,916
Redemptions	(744,251)	(6,164,399)	(844,118)	(7,935,596)

Net decrease	(564,735)	(4,698,134)	(499,070)	(4,684,585)

Class C
Subscriptions	295,094	2,413,848	445,193	4,197,472
Distributions reinvested	51,655	424,724	57,921	543,977
Redemptions	(637,660)	(5,300,043)	(622,181)	(5,848,281)

Net decrease	(290,911)	(2,461,471)	(119,067)	(1,106,832)

Class Z
Subscriptions	15,447,889	121,886,461	14,600,212	138,115,929
Distributions reinvested	1,315,745	10,754,554	1,255,010	11,785,891
Redemptions	(22,493,647)	(182,113,979)	(15,611,513)	(145,965,787)

Net increase (decrease)	(5,730,013)	(49,472,964)	243,709	3,936,033

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21

Income from Investment Operations:
Net investment income (a)	0.50		0.51		0.49		0.45	0.47
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(1.45)		(0.62)		0.08		(0.21)	(0.27)

Total from investment operations	(0.95)		(0.11)		0.57		0.24	0.20

Less Distributions to Shareholders:
From net investment income	(0.50)		(0.51)		(0.51)		(0.51)	(0.52)

Net Asset Value, End of Period	$7.61		$9.06		$9.68		$9.62	$9.89
Total return (b)	(10.77)%		(1.15)%		6.04	%(c)	2.39%	2.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.03%		1.00%		0.97%		1.01%	0.97%
Interest expense	—	%(e)	—	%(e)	—		—	—
Net expenses (d)	1.03%		1.00%		0.97%		1.01%	0.97%
Net investment income (d)	5.95%		5.41%		5.13%		4.57%	4.66%
Portfolio turnover rate	147%		193%		142%		147%	36%
Net assets, end of period (000’s)	$71,290		$108,294		$123,330		$100,295	$96,568

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21

Income from Investment Operations:
Net investment income (a)	0.43		0.44		0.42		0.38	0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(1.45)		(0.62)		0.07		(0.22)	(0.27)

Total from investment operations	(1.02)		(0.18)		0.49		0.16	0.12

Less Distributions to Shareholders:
From net investment income	(0.43)		(0.44)		(0.43)		(0.43)	(0.44)

Net Asset Value, End of Period	$7.61		$9.06		$9.68		$9.62	$9.89
Total return (b)	(11.44)%		(1.88)%		5.26	%(c)	1.63%	1.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.78%		1.75%		1.72%		1.76%	1.72%
Interest expense	—	%(e)	—	%(e)	—		—	—
Net expenses (d)	1.78%		1.75%		1.72%		1.76%	1.72%
Net investment income (d)	5.17%		4.67%		4.38%		3.83%	3.91%
Portfolio turnover rate	147%		193%		142%		147%	36%
Net assets, end of period (000’s)	$7,705		$14,290		$20,105		$23,649	$25,375

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21

Income from Investment Operations:
Net investment income (a)	0.45		0.45		0.44		0.39	0.41
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(1.45)		(0.61)		0.07		(0.21)	(0.27)

Total from investment operations	(1.00)		(0.16)		0.51		0.18	0.14

Less Distributions to Shareholders:
From net investment income	(0.45)		(0.46)		(0.45)		(0.45)	(0.46)

Net Asset Value, End of Period	$7.61		$9.06		$9.68		$9.62	$9.89
Total return (b)(c)	(11.31)%		(1.74)%		5.41	%(d)	1.78%	1.40%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.63%		1.60%		1.57%		1.61%	1.57%
Interest expense	—	%(f)	—	%(f)	—		—	—
Net expenses (e)	1.63%		1.60%		1.57%		1.61%	1.57%
Waiver/Reimbursement	0.15%		0.15%		0.15%		0.15%	0.15%
Net investment income (e)	5.35%		4.81%		4.52%		3.96%	4.06%
Portfolio turnover rate	147%		193%		142%		147%	36%
Net assets, end of period (000’s)	$9,974		$14,510		$16,660		$13,042	$10,895

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment adviser and/or its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21

Income from Investment Operations:
Net investment income (a)	0.52		0.53		0.52		0.48	0.49
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(1.45)		(0.61)		0.07		(0.22)	(0.26)

Total from investment operations	(0.93)		(0.08)		0.59		0.26	0.23

Less Distributions to Shareholders:
From net investment income	(0.52)		(0.54)		(0.53)		(0.53)	(0.55)

Net Asset Value, End of Period	$7.61		$9.06		$9.68		$9.62	$9.89
Total return (b)	(10.55)%		(0.90)%		6.31	%(c)	2.64%	2.33%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (d)	0.78%		0.75%		0.72%		0.76%	0.72%
Interest expense	—	%(e)	—	%(e)	—		—	—
Net expenses (d)	0.78%		0.75%		0.72%		0.76%	0.72%
Net investment income (d)	6.22%		5.66%		5.39%		4.82%	4.91%
Portfolio turnover rate	147%		193%		142%		147%	36%
Net assets, end of period (000’s)	$358,348		$478,519		$509,037		$351,529	$533,965

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Notes to Financial Statements – Columbia Income Fund

March 31, 2009

Note 1. Organization

Columbia Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investment in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

40

Columbia Income Fund

March 31, 2009

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange

41

Columbia Income Fund

March 31, 2009

contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

42

Columbia Income Fund

March 31, 2009

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Fund’s Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

Short Sales

The Fund may sell securities or commodity futures contracts it does not own in anticipation of a decline in the fair value of that security or futures contract. When a Fund sells a security or futures contract short, it must borrow the security or futures contract sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security or futures contract short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the

43

Columbia Income Fund

March 31, 2009

nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown gain/loss reclass, expired capital loss carryforwards, market discount reclassifications and Section 988 currency reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$730,079	$7,889,962	$(8,620,041)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$31,838,038	$38,103,208
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,193,965	$—	$(99,320,243)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

44

Columbia Income Fund

March 31, 2009

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,838,209
Unrealized depreciation	(106,158,452)
Net unrealized depreciation	$(99,320,243)

The following capital loss carryforwards determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$1,393,345
2011	2,985,140
2014	3,731,648
2015	6,709,359
2016	4,172,850
2017	15,893,321

Total	$34,885,663

Capital loss carryforwards of $8,620,038 expired during the year ended March 31, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $13,392,575 attributed to security transactions were deferred to April 1, 2009.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory service to the Fund, Columbia may use the portfolio management and research services of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.420%
$500 million to $1 billion	0.375%
$1 billion to $1.5 billion	0.370%
$1.5 billion to $3 billion	0.340%
$3 billion to $6 billion	0.330%
Over $6 billion	0.320%

For the year ended March 31, 2009, the Fund’s effective investment advisory fee rate was 0.42% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

45

Columbia Income Fund

March 31, 2009

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $1 billion	0.125%
Over $1 billion	0.100%

For the year ended March 31, 2009, the Fund’s effective administration fee rate was 0.13% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $3,816.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts of $4,822 on sales of the Fund’s Class A shares and received net CDSC fees of $37, $19,621 and $1,809 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a

46

Columbia Income Fund

March 31, 2009

portion of the Fund’s distribution and service fees for the Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $2,143 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $752,560,392 and $775,332,652, respectively, of which $341,138,455 and $377,112,449, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

47

Columbia Income Fund

March 31, 2009

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $3,217,857 at a weighted average interest rate of 1.212%

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, 41.7% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2009, the Fund had two shareholders that collectively held 17.6% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies

48

Columbia Income Fund

March 31, 2009

and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

49

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

50

Fund Governance – Columbia Income Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006. Oversees 79, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

51

Fund Governance (continued) – Columbia Income Fund

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

52

Fund Governance (continued) – Columbia Income Fund

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer is deemed to be an “interested person” (as defined in the Investment Company Act of 1940) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

53

Fund Governance (continued) – Columbia Income Fund

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

54

Fund Governance (continued) – Columbia Income Fund

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

55

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a

56

family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Income Fund’s performance was in the fifth quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the third quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Income Fund’s total expenses were in the fourth quintile and actual management fees were in the fifth quintile (where the lowest fees and

57

expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

58

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

59

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

60

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

61

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses.

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

62

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

63

[THIS PAGE INTENTIONALLY LEFT BLANK]

64

Important Information About This Report – Columbia Income Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

65

One Financial Center

Boston, MA 02111-2621

Columbia Income Fund

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10643-0309 (05/09) 09/79012

Annual Report

March 31, 2009

Columbia Intermediate Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Intermediate Bond Fund

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 6.34% without sales charge.

■

The fund’s return was less than the return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1] (formerly Lehman Brothers U.S. Aggregate Bond Index), and the average return of its peer group, the Lipper Intermediate Investment Grade Debt Classification.[2]

■	Exposure to corporate and high-yield issues undercut the fund’s performance as concerned investors fled to Treasury obligations amid a deepening credit crisis.

Portfolio Management

Carl W. Pappo, lead manager for the fund, has co-managed the fund since March 2005 and has been with the advisor or its predecessors since 1993.

Kevin L. Cronk has co-managed the fund since November 2006 and has been with the advisor or its predecessors since 1999.

Lee Reddin has co-managed the fund since June 2007 and has been with the advisor or its predecessors since 2000.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–6.34% Class A shares (without sales charge)

+3.13% Barclays Capital U.S. Aggregate Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Intermediate Bond Fund

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than some anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 2.25% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt with at least $250 million par amount outstanding and with at least one year to final maturity.

Summary

For the 12-month period that ended March 31, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	19.95%
Barclays Municipal Index

2.27%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Developed stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

38.09%	46.51%

2

Economic Update (continued) – Columbia Intermediate Bond Fund

The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index3 returned 2.27% for the 12-month period.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index6, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[2]

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[3]	The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[6]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[7]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.65
Class C	1.65
Class R	1.15
Class Z	0.65

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment-grade debt issues with a least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	15,247	14,523
Class B	14,454	14,454
Class C	14,608	14,608
Class R	15,126	n/a
Class Z	15,591	n/a

Average annual total return as of 3/31/09 (%)

Share class	A		B		C		R	Z
Inception	07/31/00		02/01/02		02/01/02		01/23/06	12/05/78
Sales charge	without	with	without	with	without	with	without	without
1-year	–6.34	–9.36	–7.04	–9.70	–6.91	–7.79	–6.58	–6.11
5-year	1.31	0.34	0.56	0.56	0.71	0.71	1.15	1.57
10-year	4.31	3.80	3.75	3.75	3.86	3.86	4.23	4.54

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 & 10 year average annual returns with sales charge as of 03/31/09 include the previous sales charge of 4.75%. The 1-year return with sales charge as of 03/31/09 includes the new sales charge of 3.25%

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (12b-1) fees. Class Z and R shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A share performance information includes returns of Class Z shares (the oldest existing share class) for periods prior to July 31, 2000. Class B and Class C share performance information includes returns of Class A shares for the period from July 31, 2000 through February 1, 2002, and the returns of Class Z shares for periods prior thereto. Class R share performance information includes returns of Class A shares for the period from July 31, 2000 through January 22, 2006, and the returns of Class Z shares for periods prior thereto. These returns shown for these share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees, between Class Z or Class A shares, as applicable, and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on July 31, 2000; Class B and Class C shares were initially offered on February 1, 2002; Class R shares were initially offered on January 23, 2006; and Class Z shares were initially offered on December 5, 1978.

4

Understanding Your Expenses – Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.02	1,020.29	4.62	4.68	0.93
Class B	1,000.00	1,000.00	990.28	1,016.55	8.34	8.45	1.68
Class C	1,000.00	1,000.00	991.02	1,017.30	7.59	7.70	1.53
Class R	1,000.00	1,000.00	992.82	1,019.05	5.86	5.94	1.18
Class Z	1,000.00	1,000.00	995.21	1,021.54	3.38	3.43	0.68

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A shares and Class C shares, the Class A and Class C account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	7.72
Class B	7.72
Class C	7.72
Class R	7.72
Class Z	7.72

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.45
Class B	0.39
Class C	0.40
Class R	0.43
Class Z	0.47

Portfolio structure

as of 03/31/09 (%)
Corporate Bonds	51.5
Mortgage-Backed Securities	25.6
Asset-Backed Securities	7.2
Commercial Mortgage- Backed Securities	6.3
Treasuries	5.9
Collateralized Mortgage Obligations	2.6
Municipal Bonds	0.7

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 6.34% without sales charge. The fund’s return trailed the 3.13% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same period. Fees accounted for a portion of the fund’s shortfall relative to its benchmark. The fund incurs fees while the index does not. The fund’s exposure to high-yield bonds also detracted from relative performance. There are no high-yield bonds in the index. We believe that the fund had more exposure to high-yield bonds than the average fund in its peer group, which detracted from return against that comparative measure as well.

Investors flocked to Treasuries

A deepening recession and frozen credit markets drove investors to the safety of Treasuries, driving down prices on corporate bonds across all quality ranges, with the most severe declines occurring among lower quality bonds. The fund’s large commitments to investment grade corporates and its exposure to high-yield bonds, both consistent with its established strategy, were the chief sources of its underperformance during this period. However, it is worth noting that these sectors have also been a source of considerable returns for investors over the longer term and we believe that they will rebound when economic growth picks up and investor confidence is restored.

Financials sector delivers mixed results

During the period, several leading financial firms collapsed or were forced into mergers, raising investor skepticism, especially toward major banks. In this environment, the fund benefited by focusing on higher quality regional banks and insurance company obligations, including both Bank of New York, Inc. and Northern Trust Corp., which were positive contributors. Late last year, we also found opportunity among well-capitalized financial companies, including MetLife, Inc. and New York Life Global Funding. Both made positive contributions to performance.

Cautious positioning aided relative returns

Over the period, we transitioned the portfolio to a more defensive stance, overweighting utility companies, which declined less than other sectors. Securities of pipeline companies suffered as energy prices declined sharply.

During the period, there were no major changes to sector weights, although we reduced exposure to commercial mortgage backed securities and made a modest increase in the fund’s allocation to Treasury issues. At the end of the period, investment grade corporate bond holdings accounted for approximately 46% of the portfolio — twice that of the benchmark.

Looking ahead

We believe that an upturn in the economy, when it comes, will be gradual and that further contraction is possible. Businesses are reluctant to spend or hire, and consumers, struggling with foreclosures and unemployment, are saving and not spending. Corporate bonds are likely to experience continued volatility while the

6

Portfolio Managers’ Report (continued) – Columbia Intermediate Bond Fund outlook for earnings remains uncertain. However, we believe corporate and high-yield bonds have now retreated to a point where their increased yields and lowered valuations appear to factor in a slow recovery and any improvement in the environment could boost their prospects going forward.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly know as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuation, economic instability and political developments.

Quality breakdown

as of 03/31/09 (%)
AAA	45.8
AA	8.3
A	19.0
BBB	20.6
BB	2.6
B	2.6
CCC and below	0.9
Not Rated	0.2

Maturity breakdown

as of 03/31/09 (%)
0-1 year	4.4
1-5 years	58.7
5-10 years	21.3
10-20 years	3.0
Over 20 years	12.6

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd.

30-day SEC yields

30-day as of 03/31/09 (%)
Class A	5.83
Class B	5.37
Class C	5.52
Class R	5.87
Class Z	6.37

The 30-day SEC yields reflect the fund’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses for Class A and Class C shares, the 30-day SEC yields would have been lower.

Holdings discussed in this report

as of 03/31/09 (%)
Bank of New York, Inc.	0.3
Northern Trust Corp.	1.1
MetLife, Inc.	0.3
New York Life Global Funding	1.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 51.5%

		Par ($) (a)		Value ($)
Basic Materials – 1.2%
Chemicals – 0.2%
Chemtura Corp.	6.875% 06/01/16 (b)		395,000	177,750

Huntsman International LLC	6.875% 11/15/13 (c)	EUR	205,000	84,433
	7.875% 11/15/14		1,020,000	418,200

INEOS Group Holdings PLC	8.500% 02/15/16 (c)		1,025,000	58,937

Lubrizol Corp.	6.500% 10/01/34		2,475,000	1,890,034

Mosaic Co.	7.625% 12/01/16 (c)		525,000	514,500

NOVA Chemicals Corp.	6.500% 01/15/12		585,000	508,950

Terra Capital, Inc.	7.000% 02/01/17		535,000	492,200

	Chemicals Total			4,145,004

Forest Products & Paper – 0.1%
Cascades, Inc.	7.250% 02/15/13		415,000	231,363

Domtar Corp.	7.125% 08/15/15		360,000	241,200

Georgia-Pacific Corp.	8.000% 01/15/24		1,095,000	870,525

NewPage Corp.	10.000% 05/01/12		280,000	97,300

Westvaco Corp.	8.200% 01/15/30		40,000	31,534

	Forest Products & Paper Total			1,471,922

Iron/Steel – 0.7%
Nucor Corp.	5.000% 06/01/13		7,845,000	8,209,933
	5.850% 06/01/18		4,800,000	4,792,829

Russel Metals, Inc.	6.375% 03/01/14		355,000	285,775

Steel Dynamics, Inc.	7.750% 04/15/16 (c)		1,105,000	756,925

United States Steel Corp.	7.000% 02/01/18		1,060,000	723,361

	Iron/Steel Total			14,768,823

Metals & Mining – 0.2%
FMG Finance Ltd.	10.625% 09/01/16 (c)		1,050,000	882,000

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17		2,365,000	2,211,275

Noranda Aluminium Holding Corp.	PIK, 8.345% 11/15/14 (d)		670,000	116,219

	Metals & Mining Total			3,209,494

Basic Materials Total				23,595,243

See Accompanying Notes to Financial Statements.

8

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications – 6.7%
Media – 2.9%
Cablevision Systems Corp.	8.000% 04/15/12	1,295,000	1,259,387

Charter Communications Holdings II LLC	10.250% 09/15/10 (e)	775,000	697,500

Charter Communications Operating LLC/Charter Communications Operating Capital	8.375% 04/30/14 (c)(e)	280,000	246,400
	10.875% 09/15/14 (c)(e)	355,000	344,350

CMP Susquehanna Corp.	9.875% 05/15/14 (k)	38,000	17,100

Comcast Corp.	5.700% 05/15/18	10,420,000	9,773,460
	6.300% 11/15/17	2,230,000	2,169,841
	6.950% 08/15/37	13,950,000	12,990,407

CSC Holdings, Inc.	7.625% 04/01/11	325,000	322,563
	8.625% 02/15/19 (c)	305,000	293,563

DirecTV Holdings LLC	6.375% 06/15/15	1,270,000	1,196,975

EchoStar DBS Corp.	6.625% 10/01/14	1,440,000	1,288,800

Local TV Finance LLC	PIK, 9.250% 06/15/15 (c)	600,000	43,658

Quebecor Media, Inc.	7.750% 03/15/16	1,270,000	965,200

R.H. Donnelley Corp.	8.875% 10/15/17	985,000	54,175

Time Warner, Inc.	6.875% 05/01/12 (f)	17,599,000	17,912,262

TL Acquisitions, Inc.	10.500% 01/15/15 (c)	1,425,000	730,313

Viacom, Inc.	5.750% 04/30/11	6,535,000	6,366,129

	Media Total		56,672,083

Telecommunication Services – 3.8%
AT&T, Inc.	4.950% 01/15/13	13,080,000	13,269,071
	5.625% 06/15/16	5,295,000	5,306,612
	6.550% 02/15/39	4,005,000	3,632,463

British Telecommunications PLC	5.150% 01/15/13	3,360,000	3,118,443
	5.950% 01/15/18	5,100,000	4,150,808

Cisco Systems, Inc.	5.900% 02/15/39	7,710,000	7,084,079

Citizens Communications Co.	7.875% 01/15/27	1,060,000	715,500

Cricket Communications, Inc.	9.375% 11/01/14	1,075,000	1,023,938

Crown Castle International Corp.	9.000% 01/15/15	400,000	401,000

Digicel Group Ltd.	8.875% 01/15/15 (c)	1,475,000	951,375

See Accompanying Notes to Financial Statements.

9

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Hellas Telecommunications Luxembourg II	6.844% 01/15/15 (c)(d)	250,000	41,250

Inmarsat Finance PLC	(g) 11/15/12 (10.375% 11/15/09)	1,000,000	1,025,000

Intelsat Jackson Holdings Ltd.	11.250% 06/15/16	2,075,000	2,012,750

Lucent Technologies, Inc.	6.450% 03/15/29	1,345,000	511,100

MetroPCS Wireless, Inc.	9.250% 11/01/14	1,125,000	1,091,250

Nextel Communications, Inc.	7.375% 08/01/15	1,260,000	667,800

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (c)	800,000	748,000

Orascom Telecom Finance SCA	7.875% 02/08/14 (c)	280,000	179,200

Qwest Communications International, Inc.	7.500% 02/15/14	1,975,000	1,708,375

Qwest Corp.	7.500% 10/01/14	360,000	327,600
	7.500% 06/15/23	515,000	388,825

Syniverse Technologies, Inc.	7.750% 08/15/13	485,000	407,400

Telefonica Emisiones SAU	6.221% 07/03/17	2,880,000	2,951,467
	6.421% 06/20/16	4,340,000	4,487,269

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	590,000	569,350

Verizon Communications, Inc.	6.250% 04/01/37	1,825,000	1,623,409

Verizon Wireless Capital LLC	5.550% 02/01/14 (c)	3,355,000	3,357,805
	8.500% 11/15/18 (c)	5,830,000	6,659,731

Virgin Media Finance PLC	8.750% 04/15/14	735,000	694,575

West Corp.	11.000% 10/15/16	930,000	618,450

Wind Acquisition Financial SA	10.750% 12/01/15 (c)	305,000	301,950
	PIK, 8.393% 12/21/11 (d)(h)	980,088	669,840

Windstream Corp.	8.625% 08/01/16	1,505,000	1,478,662

	Telecommunication Services Total		72,174,347

Communications Total			128,846,430

See Accompanying Notes to Financial Statements.

10

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)		Value ($)
Consumer Cyclical – 2.5%
Airlines – 0.2%
Continental Airlines, Inc.	6.940% 10/15/13		580,189	491,710
	7.461% 04/01/15		4,845,331	3,391,732

	Airlines Total			3,883,442

Apparel – 0.0%
Levi Strauss & Co.	9.750% 01/15/15		895,000	769,700

	Apparel Total			769,700

Auto Manufacturers – 0.0%
Ford Motor Co.	7.450% 07/16/31		1,270,000	403,225

General Motors Corp.	7.200% 01/15/11		735,000	117,600
	8.375% 07/15/33		1,405,000	168,600

	Auto Manufacturers Total			689,425

Auto Parts & Equipment – 0.1%
Commercial Vehicle Group, Inc.	8.000% 07/01/13		435,000	95,700

Cooper-Standard Automotive, Inc.	7.000% 12/15/12		155,000	18,600

Goodyear Tire & Rubber Co.	8.625% 12/01/11		188,000	156,040
	9.000% 07/01/15		704,000	542,080

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15	EUR	440,000	58,458

TRW Automotive, Inc.	7.000% 03/15/14 (c)		475,000	199,500

	Auto Parts & Equipment Total			1,070,378

Entertainment – 0.0%
Six Flags, Inc.	9.625% 06/01/14		287,000	25,830

WMG Acquisition Corp.	7.375% 04/15/14		870,000	598,125

WMG Holdings Corp.	(g) 12/15/14 (9.500% 12/15/09)		485,000	174,600

	Entertainment Total			798,555

Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14		1,250,000	981,250

KB Home	5.875% 01/15/15		965,000	747,393

	Home Builders Total			1,728,643

Lodging – 0.1%
Boyd Gaming Corp.	6.750% 04/15/14		425,000	246,500
	7.125% 02/01/16		250,000	135,000

Harrah’s Operating Co., Inc.	10.000% 12/15/18 (c)		189,000	56,700
	10.750% 02/01/16		825,000	156,750

Jacobs Entertainment, Inc.	9.750% 06/15/14		425,000	251,812

Majestic Star LLC	9.750% 01/15/11 (b)		580,000	40,600

See Accompanying Notes to Financial Statements.

11

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Mashantucket Western Pequot Tribe	8.500% 11/15/15 (c)	1,395,000	237,150

MGM Mirage	7.500% 06/01/16	1,495,000	523,250

Seminole Indian Tribe of Florida	7.804% 10/01/20 (c)	570,000	444,908

Snoqualmie Entertainment Authority	5.384% 02/01/14 (c)(d)	90,000	22,500
	9.125% 02/01/15 (c)	640,000	166,400

Starwood Hotels & Resorts Worldwide, Inc.	6.750% 05/15/18	515,000	339,900

	Lodging Total		2,621,470

Retail – 2.0%
AmeriGas Partners LP	7.125% 05/20/16	475,000	446,500
	7.250% 05/20/15	595,000	559,300

Best Buy Co., Inc.	6.750% 07/15/13	10,615,000	10,099,525

CVS Pass-Through Trust	5.298% 01/11/27 (c)	5,448,896	3,954,770
	6.036% 12/10/28 (c)	5,618,280	4,222,193

Dollar General Corp.	PIK, 11.875% 07/15/17	955,000	938,287

GameStop Corp./GameStop, Inc.	8.000% 10/01/12	535,000	540,350

Hanesbrands, Inc.	5.698% 12/15/14 (d)	450,000	299,250

Inergy LP/Inergy Finance Corp.	8.250% 03/01/16	335,000	318,250
	8.750% 03/01/15 (c)	410,000	395,650

Macy’s Retail Holdings, Inc.	5.350% 03/15/12	1,250,000	981,194

McDonald’s Corp.	5.000% 02/01/19	1,250,000	1,300,094
	5.700% 02/01/39	6,475,000	6,275,706

New Albertsons, Inc.	8.000% 05/01/31	625,000	510,938

Phillips-Van Heusen Corp.	8.125% 05/01/13	640,000	608,000

Rite Aid Corp.	9.500% 06/15/17	1,190,000	273,700

Starbucks Corp.	6.250% 08/15/17	6,275,000	5,852,285

	Retail Total		37,575,992

Textiles – 0.0%
INVISTA	9.250% 05/01/12 (c)	445,000	398,275

	Textiles Total		398,275

Consumer Cyclical Total			49,535,880

See Accompanying Notes to Financial Statements.

12

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical – 5.4%
Agriculture – 0.0%
Reynolds American, Inc.	7.625% 06/01/16	620,000	548,923

	Agriculture Total		548,923

Beverages – 1.4%
Anheuser-Busch InBev Worldwide, Inc.	7.750% 01/15/19 (c)(f)	17,265,000	17,214,949

Bottling Group LLC	5.125% 01/15/19	4,150,000	4,176,697

Constellation Brands, Inc.	8.125% 01/15/12	765,000	765,000

Cott Beverages, Inc.	8.000% 12/15/11	540,000	305,100

SABMiller PLC	6.200% 07/01/11 (c)	4,860,000	4,900,328

	Beverages Total		27,362,074

Biotechnology – 0.3%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	390,000	374,400

Genentech, Inc.	4.400% 07/15/10	5,200,000	5,274,734

	Biotechnology Total		5,649,134

Commercial Services – 0.2%
ACE Cash Express, Inc.	10.250% 10/01/14 (c)	280,000	70,000

ARAMARK Corp.	8.500% 02/01/15	845,000	777,400

Ashtead Holdings PLC	8.625% 08/01/15 (c)	695,000	396,150

Corrections Corp. of America	6.250% 03/15/13	440,000	421,300

GEO Group, Inc.	8.250% 07/15/13	805,000	746,637

Iron Mountain, Inc.	8.000% 06/15/20	830,000	771,900

Rental Service Corp.	9.500% 12/01/14	775,000	379,750

Service Corp. International	6.750% 04/01/16	320,000	278,400
	7.000% 06/15/17	750,000	637,500

United Rentals North America, Inc.	6.500% 02/15/12	380,000	304,000

	Commercial Services Total		4,783,037

Food – 1.4%
Campbell Soup Co.	4.500% 02/15/19	6,025,000	6,005,401

ConAgra Foods, Inc.	7.000% 10/01/28	9,420,000	9,109,526

Dean Foods Co.	7.000% 06/01/16	780,000	741,000

Del Monte Corp.	6.750% 02/15/15	790,000	742,600

Kraft Foods, Inc.	6.500% 08/11/17	6,380,000	6,569,728

See Accompanying Notes to Financial Statements.

13

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Kroger Co.	8.000% 09/15/29	1,435,000	1,542,350

Pinnacle Foods Finance LLC	9.250% 04/01/15	1,135,000	902,325

Reddy Ice Holdings, Inc.	(g) 11/01/12 (10.500% 11/01/09)	340,000	163,200

Tyson Foods, Inc.	10.500% 03/01/14 (c)	500,000	510,000

	Food Total		26,286,130

Healthcare Products – 0.1%
Biomet, Inc.	PIK, 10.375% 10/15/17	1,870,000	1,580,150

	Healthcare Products Total		1,580,150

Healthcare Services – 0.5%
DaVita, Inc.	7.250% 03/15/15	560,000	538,300

HCA, Inc.	9.250% 11/15/16	430,000	391,300
	PIK, 9.625% 11/15/16	3,890,000	2,960,830

Healthsouth Corp.	10.750% 06/15/16	390,000	382,200

U.S. Oncology Holdings, Inc.	PIK, 6.904% 03/15/12 (d)	418,000	249,467

US Oncology, Inc.	9.000% 08/15/12	360,000	349,200

WellPoint, Inc.	7.000% 02/15/19	4,150,000	4,152,237

	Healthcare Services Total		9,023,534

Household Products/Wares – 0.4%
American Greetings Corp.	7.375% 06/01/16	460,000	225,400

Clorox Co.	5.950% 10/15/17	2,220,000	2,192,243

Fortune Brands, Inc.	5.125% 01/15/11	5,705,000	5,599,058

Jostens IH Corp.	7.625% 10/01/12	475,000	450,063

	Household Products/Wares Total		8,466,764

Pharmaceuticals – 1.1%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,072,239

Elan Finance PLC	5.234% 11/15/11 (d)	205,000	168,100
	8.875% 12/01/13	765,000	612,000

Novartis Securities Investment Ltd.	5.125% 02/10/19	9,710,000	9,858,777

Omnicare, Inc.	6.750% 12/15/13	760,000	689,700

Warner Chilcott Corp.	8.750% 02/01/15	935,000	897,600

See Accompanying Notes to Financial Statements.

14

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Wyeth	5.500% 02/01/14	1,640,000	1,722,682
	5.500% 02/15/16	5,985,000	6,087,242

	Pharmaceuticals Total		21,108,340

Consumer Non-Cyclical Total			104,808,086

Energy – 6.2%
Coal – 0.1%
Arch Western Finance LLC	6.750% 07/01/13	795,000	727,425

Massey Energy Co.	6.875% 12/15/13	1,360,000	1,183,200

	Coal Total		1,910,625

Oil & Gas – 2.7%
Canadian Natural Resources Ltd.	6.250% 03/15/38	2,835,000	2,183,659

Chesapeake Energy Corp.	6.375% 06/15/15	1,550,000	1,305,875
	9.500% 02/15/15	160,000	155,600

Cimarex Energy Co.	7.125% 05/01/17	635,000	511,175

Compton Petroleum Corp.	7.625% 12/01/13	700,000	220,500

Devon Energy Corp.	6.300% 01/15/19	2,675,000	2,609,931

Frontier Oil Corp.	8.500% 09/15/16	440,000	433,400

Gazprom International SA	7.201% 02/01/20 (c)	4,506,332	3,965,573
	7.201% 02/01/20	244,093	214,802

Hess Corp.	7.300% 08/15/31	3,975,000	3,457,876

KCS Energy, Inc.	7.125% 04/01/12	245,000	221,725

Marathon Oil Corp.	7.500% 02/15/19	2,925,000	2,946,905

Newfield Exploration Co.	6.625% 04/15/16	1,170,000	1,047,150

Nexen, Inc.	5.875% 03/10/35	8,210,000	5,431,908

OPTI Canada, Inc.	8.250% 12/15/14	990,000	443,025

PetroHawk Energy Corp.	7.875% 06/01/15 (c)	1,185,000	1,042,800

Pioneer Natural Resources Co.	5.875% 07/15/16	645,000	475,933

Pride International, Inc.	7.375% 07/15/14	360,000	354,600

Qatar Petroleum	5.579% 05/30/11 (c)	1,363,998	1,358,556

Quicksilver Resources, Inc.	7.125% 04/01/16	1,410,000	669,750

Range Resources Corp.	7.500% 05/15/16	810,000	747,225

See Accompanying Notes to Financial Statements.

15

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (c)	900,000	885,393

Ras Laffan Liquefied Natural Gas Co., Ltd. II	5.298% 09/30/20 (c)	3,400,000	2,898,704

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (c)	2,230,000	2,104,830

Southwestern Energy Co.	7.500% 02/01/18 (c)	1,255,000	1,211,075

Talisman Energy, Inc.	5.850% 02/01/37	4,150,000	2,800,893

Tesoro Corp.	6.625% 11/01/15	730,000	576,700

United Refining Co.	10.500% 08/15/12	435,000	252,300

Valero Energy Corp.	6.625% 06/15/37	8,045,000	5,686,842
	6.875% 04/15/12	5,425,000	5,475,192

	Oil & Gas Total		51,689,897

Oil & Gas Services – 1.0%
Seitel, Inc.	9.750% 02/15/14	320,000	141,600

Smith International, Inc.	9.750% 03/15/19	4,240,000	4,428,964

Weatherford International Ltd.	5.150% 03/15/13	8,640,000	8,038,846
	7.000% 03/15/38	8,415,000	6,117,882

	Oil & Gas Services Total		18,727,292

Oil, Gas & Consumable Fuels – 0.0%
Forest Oil Corp.	8.500% 02/15/14 (c)	580,000	537,950

	Oil, Gas & Consumable Fuels Total		537,950

Pipelines – 2.4%
Atlas Pipeline Partners LP	8.125% 12/15/15	790,000	450,300

El Paso Corp.	6.875% 06/15/14	750,000	668,039
	7.250% 06/01/18	395,000	335,750

Enbridge Energy Partners LP	7.500% 04/15/38	4,875,000	3,886,223

Energy Transfer Partners LP	6.000% 07/01/13	13,665,000	12,920,135

Kinder Morgan Energy Partners LP	6.950% 01/15/38	3,945,000	3,375,756

Kinder Morgan Finance Co. ULC	5.700% 01/05/16	895,000	751,800

MarkWest Energy Partners LP	8.500% 07/15/16	765,000	546,975

ONEOK Partners LP	6.850% 10/15/37	2,205,000	1,690,230

Plains All American Pipeline LP	6.500% 05/01/18	15,665,000	13,539,635

See Accompanying Notes to Financial Statements.

16

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	2,840,000	2,058,443

TransCanada Pipelines Ltd.	6.350% 05/15/67 (d)	10,470,000	5,967,900

Williams Companies, Inc.	7.625% 07/15/19	310,000	289,850
	7.875% 09/01/21	230,000	212,750
	8.125% 03/15/12	245,000	248,675

	Pipelines Total		46,942,461

Energy Total			119,808,225

Financials – 18.9%
Banks – 12.2%
American Express Centurion Bank	4.375% 07/30/09	2,990,000	2,958,354

ANZ National International Ltd.	6.200% 07/19/13 (c)	12,960,000	12,496,900

Bank of New York Mellon Corp.	4.500% 04/01/13 (f)	570,000	564,865
	5.125% 08/27/13	5,015,000	5,132,893

Barclays Bank PLC	7.375% 06/15/49 (c)(d)	6,185,000	2,077,851

Capital One Capital IV	6.745% 02/17/37 (d)	5,150,000	1,756,176

Capital One Financial Corp.	5.700% 09/15/11	12,840,000	11,560,943

Chinatrust Commercial Bank	5.625% 12/29/49 (c)(d)	2,350,000	1,065,394

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (c)	12,075,000	11,336,831

Citigroup, Inc.	6.500% 08/19/13 (f)	6,490,000	5,963,758

Comerica Bank	5.200% 08/22/17	5,445,000	3,776,184
	5.750% 11/21/16	1,660,000	1,228,068

Deutsche Bank AG	4.875% 05/20/13 (f)	16,960,000	16,635,386

Goldman Sachs Capital II	5.793% 12/29/49 (d)	1,245,000	518,345

Goldman Sachs Group, Inc.	1.700% 03/15/11 (q)	7,268,000	7,293,903
	6.750% 10/01/37	1,035,000	700,013

HSBC Bank USA	3.875% 09/15/09	12,810,000	12,656,011

HSBC Capital Funding LP	9.547% 12/31/49 (c)(d)	10,500,000	7,164,916

HSBC Holdings PLC	6.800% 06/01/38	5,640,000	4,795,872

JPMorgan Chase Capital XVII	5.850% 08/01/35	7,550,000	4,401,212

JPMorgan Chase Capital XX	6.550% 09/29/36	21,525,000	13,819,459

KeyBank NA	5.800% 07/01/14	3,850,000	3,219,897

See Accompanying Notes to Financial Statements.

17

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Keycorp	6.500% 05/14/13	20,005,000	19,521,579

Lloyds TSB Group PLC	6.267% 12/31/49 (c)(d)	5,475,000	1,177,125

M&I Marshall & Ilsley Bank	5.300% 09/08/11	4,070,000	3,761,079

Merrill Lynch & Co., Inc.	5.450% 02/05/13 (i)	15,000,000	12,296,400
	5.700% 05/02/17 (f)(i)	9,940,000	5,885,613
	6.050% 08/15/12 (i)	1,500,000	1,287,086
	6.150% 04/25/13 (i)	5,090,000	4,278,639
	7.750% 05/14/38 (i)	5,160,000	3,063,100

Morgan Stanley	5.950% 12/28/17	2,570,000	2,334,596

National City Bank of Cleveland	6.200% 12/15/11	1,590,000	1,562,091

National City Bank of Kentucky	6.300% 02/15/11	2,830,000	2,780,036

National City Corp.	4.900% 01/15/15	625,000	574,984
	6.875% 05/15/19	2,535,000	2,146,199

Northern Trust Co.	6.500% 08/15/18	14,950,000	15,707,815

Northern Trust Corp.	5.500% 08/15/13	5,525,000	5,782,454

Regions Financing Trust II	6.625% 05/15/47 (d)	2,480,000	898,323

Royal Bank of Scotland Group PLC	6.990% 10/29/49 (c)(d)	6,540,000	2,877,600

SunTrust Preferred Capital I	5.853% 12/31/49 (d)	2,000,000	500,000

Union Planters Corp.	4.375% 12/01/10	5,970,000	5,706,144

USB Capital IX	6.189% 04/15/42 (d)	10,850,000	4,285,750

Wachovia Capital Trust III	5.800% 03/15/42 (d)	14,365,000	5,171,400

Wachovia Corp.	5.500% 05/01/13	2,765,000	2,549,477
	5.750% 02/01/18	1,175,000	1,040,904

	Banks Total		236,311,625

Diversified Financial Services – 2.4%
CDX North America High Yield	8.875% 06/29/13 (c)	4,750,000	3,776,250

Citigroup, Inc.	4.125% 02/22/10	10,925,000	10,544,897

Eaton Vance Corp.	6.500% 10/02/17	8,845,000	7,588,214

Ford Motor Credit Co.	5.700% 01/15/10	2,000,000	1,713,122
	7.800% 06/01/12	1,235,000	836,992
	8.000% 12/15/16	555,000	364,763

Fund American Companies, Inc.	5.875% 05/15/13	4,535,000	3,481,687

See Accompanying Notes to Financial Statements.

18

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
General Electric Capital Corp.	5.450% 01/15/13	2,915,000	2,807,174
	6.875% 01/10/39	3,150,000	2,569,109

GMAC LLC	6.875% 09/15/11 (c)	1,120,000	795,894
	8.000% 11/01/31 (c)	1,433,000	689,502

International Lease Finance Corp.	4.750% 07/01/09	1,485,000	1,396,038
	4.875% 09/01/10	5,260,000	3,842,467

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (j)(k)	23,065,000	2,940,787
	6.875% 05/02/18 (j)(k)	1,685,000	214,838

Nuveen Investments, Inc.	10.500% 11/15/15 (c)	810,000	226,800

PF Export Receivables Master Trust	3.748% 06/01/13 (c)	1,696,013	1,794,534

	Diversified Financial Services Total		45,583,068

Insurance – 3.6%
Asurion Corp.	7.033% 07/02/15 (d)(h)	810,000	623,135

Berkshire Hathaway Finance Corp.	4.850% 01/15/15	5,000,000	5,048,635

Crum & Forster Holdings Corp.	7.750% 05/01/17	555,000	432,900

Hartford Life Global Funding Trusts	1.490% 09/15/09 (d)	5,825,000	5,492,736

HUB International Holdings, Inc.	10.250% 06/15/15 (c)	250,000	118,750

ING Groep NV	5.775% 12/29/49 (d)	5,515,000	1,516,625

Liberty Mutual Group, Inc.	7.500% 08/15/36 (c)	6,805,000	3,822,893
	10.750% 06/15/58 (c)(d)	7,985,000	3,912,650

MetLife, Inc.	7.717% 02/15/19	630,000	564,897

Metropolitan Life Global Funding I	5.125% 04/10/13 (c)	8,700,000	7,945,632

New York Life Global Funding	4.650% 05/09/13 (c)	21,305,000	20,746,404

Principal Life Income Funding Trusts	5.300% 04/24/13	17,865,000	16,412,325

Prudential Financial, Inc.	4.750% 06/13/15	3,210,000	2,334,440

USI Holdings Corp.	9.750% 05/15/15 (c)	280,000	126,000

	Insurance Total		69,098,022

Real Estate Investment Trusts (REITs) – 0.6%
Health Care Property Investors, Inc.	5.625% 05/01/17	3,765,000	2,401,773
	7.072% 06/08/15	2,530,000	1,878,641

Highwoods Properties, Inc.	5.850% 03/15/17	2,005,000	1,239,842

Hospitality Properties Trust	5.625% 03/15/17	6,740,000	3,250,284

See Accompanying Notes to Financial Statements.

19

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Host Hotels & Resorts LP	6.750% 06/01/16	670,000	489,100

Liberty Property LP	5.500% 12/15/16	5,075,000	3,278,445

	Real Estate Investment Trusts (REITs) Total		12,538,085

Savings & Loans – 0.1%
Washington Mutual Bank	5.125% 01/15/15 (b)	20,444,000	2,044

Washington Mutual Preferred Funding Delaware	6.534% 03/29/49 (c)(d)(e)	2,725,000	273

World Savings Bank	4.500% 06/15/09	1,485,000	1,482,991

	Savings & Loans Total		1,485,308

Financials Total			365,016,108

Health Care – 0.1%
Health Services – 0.1%
Community Health Systems, Inc.	8.875% 07/15/15	1,440,000	1,360,800

	Health Services Total		1,360,800

Health Care Total			1,360,800

Industrials – 3.9%
Aerospace & Defense – 0.6%
BE Aerospace, Inc.	8.500% 07/01/18	940,000	783,725

Boeing Co.	6.000% 03/15/19	4,700,000	4,827,290

L-3 Communications Corp.	6.375% 10/15/15	825,000	777,563

Moog, Inc.	7.250% 06/15/18 (c)	265,000	244,463

Raytheon Co.	5.500% 11/15/12	800,000	840,687
	7.200% 08/15/27	1,730,000	1,903,605

Sequa Corp.	11.750% 12/01/15 (c)	920,000	138,000

Systems 2001 Asset Trust	6.664% 09/15/13 (c)	1,443,815	1,314,392

	Aerospace & Defense Total		10,829,725

Air Transportation – 0.1%
Air 2 US	8.027% 10/01/19 (c)	2,322,052	1,277,128

	Air Transportation Total		1,277,128

Electrical Components & Equipment – 0.1%
Belden, Inc.	7.000% 03/15/17	565,000	463,300

General Cable Corp.	3.810% 04/01/15 (d)	220,000	155,650
	7.125% 04/01/17	715,000	586,300

	Electrical Components & Equipment Total		1,205,250

See Accompanying Notes to Financial Statements.

20

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Electronics – 0.0%
Flextronics International Ltd.	6.250% 11/15/14	855,000	722,475

	Electronics Total		722,475

Engineering & Construction – 0.0%
Esco Corp.	8.625% 12/15/13 (c)	235,000	178,600

	Engineering & Construction Total		178,600

Environmental Control – 0.0%
Allied Waste North America, Inc.	7.875% 04/15/13	430,000	427,850

	Environmental Control Total		427,850

Machinery – 1.1%
Caterpillar Financial Services Corp.	4.250% 02/08/13	8,735,000	8,218,561
	5.450% 04/15/18	4,000,000	3,431,784
	6.200% 09/30/13	835,000	835,802

Caterpillar, Inc.	8.250% 12/15/38	4,625,000	5,011,164

John Deere Capital Corp.	4.950% 12/17/12	3,285,000	3,297,289

	Machinery Total		20,794,600

Machinery-Construction & Mining – 0.0%
Terex Corp.	8.000% 11/15/17	875,000	708,750

	Machinery-Construction & Mining Total		708,750

Machinery-Diversified – 0.0%
Manitowoc Co., Inc.	7.125% 11/01/13	785,000	549,500

Westinghouse Air Brake Technologies Corp.	6.875% 07/31/13	360,000	342,000

	Machinery-Diversified Total		891,500

Miscellaneous Manufacturing – 0.1%
American Railcar Industries, Inc.	7.500% 03/01/14	370,000	257,150

Bombardier, Inc.	6.300% 05/01/14 (c)	1,055,000	743,775

Koppers Holdings, Inc.	(g) 11/15/14 (9.875% 11/15/09)	580,000	472,700

TriMas Corp.	9.875% 06/15/12	650,000	318,500

Trinity Industries, Inc.	6.500% 03/15/14	575,000	465,750

	Miscellaneous Manufacturing Total		2,257,875

Packaging & Containers – 0.2%
Berry Plastics Holding Corp.	8.875% 09/15/14	505,000	282,800

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	1,020,000	1,025,100

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	825,000	792,000

See Accompanying Notes to Financial Statements.

21

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Silgan Holdings, Inc.	6.750% 11/15/13	235,000	220,900

Solo Cup Co.	8.500% 02/15/14	1,045,000	762,850

	Packaging & Containers Total		3,083,650

Transportation – 1.7%
BNSF Funding Trust I	6.613% 12/15/55 (d)	4,401,000	3,190,725

Bristow Group, Inc.	7.500% 09/15/17	560,000	420,000

Burlington Northern Santa Fe Corp.	6.200% 08/15/36	1,440,000	1,313,309
	7.125% 12/15/10	3,900,000	4,083,967
	7.950% 08/15/30	2,375,000	2,597,749

Navios Maritime Holdings, Inc.	9.500% 12/15/14	730,000	416,100

Norfolk Southern Corp.	6.200% 04/15/09	10,000,000	10,002,280

PHI, Inc.	7.125% 04/15/13	420,000	258,825

Ship Finance International Ltd.	8.500% 12/15/13	620,000	421,600

Stena AB	7.500% 11/01/13	615,000	461,250

TFM SA de CV	9.375% 05/01/12	825,000	750,750

Union Pacific Corp.	5.700% 08/15/18	4,875,000	4,640,210
	6.650% 01/15/11	4,595,000	4,789,511

	Transportation Total		33,346,276

Industrials Total			75,723,679

Technology – 1.4%
Computers – 0.0%
Sungard Data Systems, Inc.	9.125% 08/15/13	895,000	778,650

	Computers Total		778,650

Semiconductors – 0.0%
Amkor Technology, Inc.	9.250% 06/01/16	480,000	369,600

Freescale Semiconductor, Inc.	PIK, 9.125% 12/15/14	2,235,000	221,955

	Semiconductors Total		591,555

Software – 1.4%
Oracle Corp.	4.950% 04/15/13	6,000,000	6,340,734
	5.000% 01/15/11	7,210,000	7,558,899
	6.500% 04/15/38	12,425,000	12,392,397

	Software Total		26,292,030

Technology Total			27,662,235

See Accompanying Notes to Financial Statements.

22

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities – 5.2%
Electric – 4.3%
AES Corp.	7.750% 03/01/14	800,000	716,000
	8.000% 10/15/17	480,000	411,600

American Electric Power Co., Inc.	5.250% 06/01/15	7,973,000	7,459,029

CMS Energy Corp.	6.875% 12/15/15	495,000	458,356

Commonwealth Edison Co.	5.900% 03/15/36	4,565,000	3,738,269
	5.950% 08/15/16	6,495,000	6,219,839
	6.150% 09/15/17	600,000	570,194
	6.950% 07/15/18	6,020,000	5,634,214

Consolidated Edison Co. of New York, Inc.	6.750% 04/01/38	17,160,000	16,796,980

Dynegy Holdings, Inc.	7.125% 05/15/18	1,290,000	683,700

Edison Mission Energy	7.000% 05/15/17	690,000	503,700

Energy Future Holdings Corp.	PIK, 11.250% 11/01/17	1,790,000	672,369

Exelon Generation Co. LLC	6.200% 10/01/17	2,120,000	1,895,666

FPL Energy American Wind LLC	6.639% 06/20/23 (c)	3,176,534	2,752,340

FPL Energy National Wind LLC	5.608% 03/10/24 (c)	618,784	503,938

Intergen NV	9.000% 06/30/17 (c)	1,110,000	1,004,550

Ipalco Enterprises, Inc.	7.250% 04/01/16 (c)	600,000	531,000

MidAmerican Energy Holdings Co.	5.875% 10/01/12	5,500,000	5,709,962

Mirant North America LLC	7.375% 12/31/13	245,000	221,725

NRG Energy, Inc.	7.375% 02/01/16	955,000	888,150

NSG Holdings LLC/NSG Holdings, Inc.	7.750% 12/15/25 (c)	525,000	414,750

Oglethorpe Power Corp.	6.974% 06/30/11	844,000	864,442

Oncor Electric Delivery Co.	5.950% 09/01/13 (c)	6,535,000	6,331,160

Pepco Holdings, Inc.	1.886% 06/01/10 (d)	5,000,000	4,669,725

Progress Energy, Inc.	7.100% 03/01/11	5,196,000	5,386,657

Southern California Edison Co.	5.000% 01/15/16	4,500,000	4,531,568

Southern Power Co.	6.375% 11/15/36	1,385,000	1,139,690

Tenaska Alabama II Partners LP	6.125% 03/30/23 (c)	2,963,886	2,301,783

See Accompanying Notes to Financial Statements.

23

Columbia Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC	PIK,
	10.500% 11/01/16	2,080,000	678,600

	Electric Total		83,689,956

Gas – 0.8%
Atmos Energy Corp.	6.350% 06/15/17	4,065,000	3,647,264
	8.500% 03/15/19	5,910,000	6,034,211

Centerpoint Energy, Inc.	5.950% 02/01/17	115,000	95,372
	6.500% 05/01/18	200,000	167,378

Nakilat, Inc.	6.067% 12/31/33 (c)	3,300,000	2,232,516

Southern California Gas Co.	1.431% 12/01/09 (d)	3,390,000	3,377,427

	Gas Total		15,554,168

Other Industrial Development Bonds – 0.1%
Mirant Americas Generation LLC	8.500% 10/01/21	1,030,000	762,200

	Other Industrial Development Bonds Total		762,200

Utilities Total			100,006,324
	Total Corporate Fixed-Income Bonds & Notes (cost of $1,183,097,181)		996,363,010

Mortgage-Backed Securities – 25.6%
Federal Home Loan Mortgage Corp.	5.000% 08/01/35	35,788,296	37,003,491
	6.000% 11/01/37	12,686,460	13,277,793
	12.000% 07/01/20	70,366	75,330

Federal National Mortgage Association	5.000% 02/01/36	69,242,501	71,606,483
	5.000% 05/01/36	26,997,635	27,919,351
	5.000% 03/01/37	14,192,438	14,660,656
	5.000% 04/01/38	82,652,966	85,379,739
	5.000% 01/01/39	39,480,233	40,782,711
	5.500% 02/01/37	3,521,433	3,658,516
	5.500% 05/01/38	41,220,094	42,824,715
	5.500% 06/01/38	24,561,319	25,517,445
	6.000% 04/01/09	4,147	4,165
	6.000% 01/01/14	199,972	210,299
	6.000% 01/01/24	113,235	119,179
	6.000% 03/01/24	129,094	135,926
	6.000% 02/01/37	37,692,412	39,455,195
	6.000% 03/01/38	25,895,806	27,077,110
	6.500% 10/01/28	607,979	648,346
	6.500% 12/01/31	668,246	710,109
	6.500% 08/01/36	15,195,365	16,026,212
	TBA:
	4.500% 12/01/39	30,000,000	30,656,250
	5.000% 12/01/39	17,250,000	17,799,844

See Accompanying Notes to Financial Statements.

24

Columbia Intermediate Bond Fund

March 31, 2009

Mortgage-Backed Securities (continued)

		Par ($) (a)	Value ($)

Government National Mortgage Association	4.625% 07/20/25 (d)	59,470	59,835
	9.000% 06/15/16	2,105	2,271
	9.000% 08/15/16	1,576	1,700
	9.000% 10/15/16	3,550	3,830

	Total Mortgage-Backed Securities (cost of $474,481,101)		495,616,501

Asset-Backed Securities – 7.2%
Bay View Auto Trust	5.310% 06/25/14	3,500,000	3,109,764

Capital Auto Receivables Asset Trust	5.310% 06/15/12	9,000,000	6,725,225
	5.500% 04/20/10 (c)	4,400,000	4,359,613

Capital One Auto Finance Trust	0.606% 12/15/11 (d)	17,260,437	15,936,149

Carmax Auto Owner Trust	4.730% 09/17/12	2,900,000	2,357,170

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37 (d)	11,000,000	7,103,125
	6.080% 06/25/37 (d)	11,000,000	8,253,997

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35 (d)	3,775,000	368,457
	5.598% 03/25/36 (d)	2,718,440	2,108,618
	5.666% 08/25/35 (d)	2,330,000	143,682

Countrywide Asset-Backed Certificates	0.632% 06/25/21 (d)(k)	1,475,517	1,224,679
	5.813% 05/25/37 (d)	8,019,562	2,256,656

Discover Card Master Trust	5.100% 10/15/13	7,000,000	6,869,027

Ford Credit Auto Owner Trust	0.886% 06/15/10 (d)	2,180,417	2,170,622
	5.160% 04/15/13	5,000,000	4,642,601
	5.680% 06/15/12	5,422,000	4,227,462
	5.690% 11/15/12	6,000,000	4,644,814

Franklin Auto Trust	5.360% 05/20/16	4,720,000	4,524,136

GE Capital Credit Card Master Note Trust	4.130% 06/15/13	9,725,000	9,544,741

GE Equipment Small Ticket LLC	4.620% 12/22/14 (c)	771,552	756,353
	5.120% 06/22/15 (c)	2,015,869	1,870,571

Green Tree Financial Corp.	6.870% 01/15/29	1,276,895	991,137

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	4,600,000	2,085,697

Honda Auto Receivables Owner Trust	4.470% 01/18/12	10,375,000	10,501,772

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (c)	3,532,305	3,463,486

See Accompanying Notes to Financial Statements.

25

Columbia Intermediate Bond Fund

March 31, 2009

Asset-Backed Securities (continued)

		Par ($) (a)	Value ($)

Origen Manufactured Housing	3.790% 12/15/17	199,072	192,909

Renaissance Home Equity Loan Trust	5.355% 11/25/35 (d)	4,750,000	1,086,214

Santander Drive Auto Receivables Trust	1.106% 06/15/11 (d)	47,181	47,007

Small Business Administration Participation Certificates	4.570% 06/01/25	3,333,808	3,487,642
	5.390% 12/01/25	866,227	931,727
	5.570% 03/01/26	3,192,624	3,485,596
	5.780% 08/01/27	5,448,689	5,960,598

USAA Auto Owner Trust	4.280% 10/15/12	8,180,000	8,262,256

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	8,000,000	3,425,772

WFS Financial Owner Trust	4.760% 05/17/13	4,000,000	2,735,899

	Total Asset-Backed Securities (cost of $178,057,183)		139,855,174

Commercial Mortgage-Backed Securities – 6.3%
Bear Stearns Commercial Mortgage Securities	5.422% 09/11/42	8,862,506	8,668,995
	4.750% 02/13/46 (d)	12,000,000	9,236,107
	5.742% 09/11/42 (d)	1,500,000	1,123,363
	5.718% 09/11/38 (d)	1,290,000	1,099,873

First Union National Bank Commercial Mortgage Trust	5.585% 02/12/34	1,062,217	1,055,864
	6.141% 02/12/34	8,000,000	7,939,334

GE Capital Commercial Mortgage Corp.	5.189% 07/10/39 (d)	14,000,000	11,580,388

GMAC Commercial Mortgage Securities, Inc.	5.486% 05/10/40 (d)	8,970,000	8,660,217

JPMorgan Chase Commercial Mortgage Securities Corp.	5.814% 06/12/43 (d)	7,950,000	5,623,315
	5.440% 06/12/47	4,800,000	3,097,921

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,762,450	4,769,699
	4.853% 09/15/31	5,270,000	4,981,342

Morgan Stanley Capital I	5.208% 11/14/42 (d)	5,555,000	4,338,290

Morgan Stanley Dean Witter Capital I	4.180% 03/12/35	5,761,170	5,553,612
	5.980% 01/15/39	8,915,000	8,697,501

Structured Asset Securities Corp.	I.O., 2.171% 02/25/28 (d)	3,052,910	141

See Accompanying Notes to Financial Statements.

26

Columbia Intermediate Bond Fund

March 31, 2009

Commercial Mortgage-Backed Securities (continued)

		Par ($) (a)	Value ($)

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	11,930,000	10,274,566
	5.466% 01/15/45 (d)	10,000,000	4,543,716
	4.980% 11/15/34	6,110,000	5,777,467
	5.741% 05/15/43 (d)	5,190,000	4,128,118
	5.903% 02/15/51 (d)	13,000,000	5,838,664
	5.037% 03/15/42	5,000,000	4,683,420

	Total Commercial Mortgage-Backed Securities (cost of $143,202,497)		121,671,913
Government & Agency Obligations – 5.9%
U.S. Government Obligations – 5.9%
U.S. Treasury Bonds	4.500% 05/15/38 (l)(m)	27,145,000	31,691,788

U.S. Treasury Inflation Indexed Bonds	2.000% 07/15/14	13,999,750	14,454,742

U.S. Treasury Notes	0.875% 12/31/10	4,020,000	4,027,381
	0.875% 02/28/11	3,785,000	3,792,229
	1.375% 03/15/12 (l)	7,510,000	7,562,217
	1.875% 02/28/14 (l)	43,995,000	44,476,305
	2.750% 02/15/19 (l)	7,370,000	7,410,314
U.S. Government Obligations Total			113,414,976
	Total Government & Agency Obligations (cost of $110,686,007)		113,414,976

Collateralized Mortgage Obligations – 2.6%
Agency – 1.2%
Federal Home Loan Mortgage Corp.	4.000% 03/15/19	7,075,000	7,297,752
	5.000% 03/15/28	15,000,000	15,547,121

Federal National Mortgage Association	9.250% 03/25/18	79,395	87,799
Agency Total			22,932,672

Non-Agency – 1.4%
American Home Mortgage Investment Trust	0.632% 06/25/36 (d)	2,785,862	2,408,974

American Mortgage Trust	8.445% 09/27/22	9,649	5,853

Countrywide Alternative Loan Trust	5.500% 09/25/35	6,397,475	501,394

GSMPS Mortgage Loan Trust	7.750% 09/19/27 (c)(d)	687,518	687,079

JPMorgan Mortgage Trust	5.730% 05/25/36 (d)	9,016,653	4,686,709

Nomura Asset Acceptance Corp.	0.622% 08/25/36 (d)	3,891,201	3,239,016
	5.515% 01/25/36 (d)	8,060,000	4,495,756
	6.138% 03/25/47	9,500,000	5,050,092

See Accompanying Notes to Financial Statements.

27

Columbia Intermediate Bond Fund

March 31, 2009

Collateralized Mortgage Obligations (continued)

		Par ($) (a)	Value ($)
Non-Agency (continued)
Wells Fargo Mortgage Backed Securities Trust	6.301% 10/25/37 (d)	8,474,114	5,514,782
Non-Agency Total			26,589,655
	Collateralized Mortgage Obligations Total (cost of $70,459,119)		49,522,327
Municipal Bonds – 0.7%
California – 0.3%
CA Los Angeles Community College District	Series 2008 F-1, 5.000% 08/01/33	6,200,000	5,971,468
California Total			5,971,468

New York – 0.4%
NY Triborough Bridge & Tunnel Authority	Series 2008 C, 5.000% 11/15/38	7,500,000	7,263,150
New York Total			7,263,150

Virginia – 0.0%
VA Tobacco Settlement Financing Corp.	Series 2007 A1, 6.706% 06/01/46	545,000	268,363
Virginia Total			268,363
	Total Municipal Bonds (cost of $14,112,316)		13,502,981
Common Stock – 0.0%		Shares
Industrials – 0.0%
Airlines – 0.0%
	UAL Corp. (n)	1,493	6,689

	Airlines Total		6,689

Industrials Total			6,689
	Total Common Stock (cost of $53,240)		6,689
Preferred Stock – 0.0%
Communications – 0.0%
Media – 0.0%
	CMP Susquehanna Radio Holdings Corp. 0.00% (d)(k)	8,862	89

	Media Total		89

Communications Total			89
	Total Preferred Stock (cost of $89)		89

See Accompanying Notes to Financial Statements.

28

Columbia Intermediate Bond Fund

March 31, 2009

Warrants – 0.0%

		Units	Value ($)
Financials – 0.0%
Banks – 0.0%
	CNB Capital Trust I (k)(n)	10,127	101

	Banks Total		101

Financials Total			101
	Total Warrants (cost of $101)		101
Convertible Bond – 0.0%		Par ($)(a)
Consumer Discretionary – 0.0%
Media – 0.0%
Virgin Media, Inc.	6.500% 11/15/16 (c)	780,000	419,250

	Media Total		419,250

	Total Convertible Bond (cost of $360,573)		419,250
		Shares
Securities Lending Collateral – 2.1%
	State Street Navigator Securities Lending Prime Portfolio (o) (7 day yield of 0.943%)	41,273,474	41,273,474

	Total Securities Lending Collateral (cost of $41,273,474)		41,273,474
		Par ($)(a)
Short-Term Obligation – 1.7%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $32,851,500 (repurchase proceeds $32,206,125)	32,206,000	32,206,000

	Total Short-Term Obligation (cost of $32,206,000)		32,206,000

	Total Investments – 103.6% (cost of $2,247,988,881) (p)		2,003,852,485

	Obligation to Return Collateral for Securities Loaned – (2.1)%		(41,273,474)

	Other Assets & Liabilities, Net – (1.5)%		(27,786,444)

	Net Assets – 100.0%		1,934,792,567

See Accompanying Notes to Financial Statements.

29

Columbia Intermediate Bond Fund

March 31, 2009

Notes to Investment Portfolio:

(a)	Principal amount is stated in U.S. dollars unless otherwise noted.

(b)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $220,394, which represents 0.01% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, except for the following, amounted to $177,065,690, which represents 9.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	02/11/06	$280,000	$284,200	$70,000
Capital Auto Receivables Asset Trust, 5.500% 04/20/10	08/30/06	4,400,000	4,399,025	4,359,613
GE Equipment Small Ticket LLC: 4.620% 12/22/14	09/01/05-09/09/08	771,552	770,239	756,353
5.120% 06/22/15	12/15/05	2,015,869	2,015,861	1,870,571
JPMorgan Auto Receivables Trust, 5.610% 12/15/14	09/20/06	3,532,305	3,532,000	3,463,486
Local TV Finance LLC, PIK, 9.250% 06/15/15	05/07/07	600,000	542,019	43,658
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	280,000	280,000	179,200
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298% 09/30/20	01/07/08	3,400,000	3,247,748	2,898,704
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	570,000	578,930	444,908
Systems 2001 Asset Trust, 6.664% 09/15/13	10/17/02	1,443,815	1,443,815	1,314,392

				$15,400,885

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(e)	The issuer is in default of certain debt covenants. Income is being accrued. At March 31, 2009, the value of these securities amounted to $1,288,253, which represents 0.1% of net assets.

(f)	A portion of this security is pledged as collateral for credit default swap contracts. At March 31, 2009, the total market value of securities pledged amounted to $15,834,366, which represents 0.8% of net assets.

(g)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(h)	Loan participation agreement.

(i)	Investments in affiliates during the twelve months ended March 31, 2009:

Security name: Merrill Lynch & Co., Inc.

5.450% 02/05/13

5.700% 05/02/17

6.050% 08/15/12

6.150% 04/25/13

7.750% 05/14/38

Par as of 03/31/08:	$26,440,000
Par purchased:	$13,210,000
Par sold:	$(2,960,000)
Par as of 03/31/09:	$36,690,000
Net realized gain/loss:	$(83,718)
Interest income earned:	$2,237,276
Value at end of period:	$26,810,838

As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(j)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of this security amounted to $3,155,625, which represents 0.2% of net assets.

(k)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $4,397,594, which represents 0.2% of net assets.

(l)	All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $40,125,180.

(m)	The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2009, the total market value of securities pledged amounted to $4,903,500, which represents 0.3% of net assets.

See Accompanying Notes to Financial Statements.

30

Columbia Intermediate Bond Fund

March 31, 2009

(n)	Non-income producing.

(o)	Investment made with cash collateral received from securities lending activity.

(p)	Cost for federal income tax purposes is $2,253,420,664.

(q)	Security is guaranteed by the Federal Deposit Insurance Company.

At March 31, 2009, the Fund had entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Value of Contract
JPMorgan	Macy’s Inc. 7.450%07/15/17	Buy	3.600%	12/20/13	$12,840,000	$1,333,395
Barclays Capital	Home Depot, Inc. 5.875% 12/16/36	Buy	2.930%	12/20/13	21,545,000	(1,043,589)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	5.270%	12/20/13	17,500,000	(372,797)
Morgan Stanley	Home Depot, Inc. 5.875% 12/16/36	Buy	3.350%	12/20/13	8,000,000	(531,805)
Barclays Capital	Limited Brands, Inc. 6.125% 12/01/12	Buy	6.150%	03/20/14	17,500,000	(1,006,827)
Barclays Capital	Time Warner, Inc. 5.875% 11/15/16	Buy	1.200%	03/20/14	15,685,000	(85,954)

						$(1,707,577)

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Foreign Currency Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$192,637	$189,196	04/23/09	$(3,441)

At March 31, 2009, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	535	$63,539,609	$62,534,746	Jun-2009	$(1,004,863)
30-Year U.S. Treasury Bonds	175	22,698,047	22,164,275	Jun-2009	(533,772)

					$(1,538,635)

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$203,151,232	$(1,538,635)
Level 2 – Other Significant Observable Inputs	1,794,790,425	(1,711,018)
Level 3 – Significant Unobservable Inputs	5,910,828	—

Total	$2,003,852,485	$(3,249,653)

*	Other financial instruments consist of futures contracts, forward foreign currency exchange contracts and credit default swap contracts which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

31

Columbia Intermediate Bond Fund

March 31, 2009

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$12,967,628	$—
Accretion of discounts/amortization of premiums	—	—
Realized gain	9,190	—
Change in unrealized depreciation	(1,670,189)	—
Net sales	(5,786,288)	—
Transfers in and/or out of Level 3	390,487	—

Balance as of March 31, 2009	$5,910,828	$—

The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $1,670,189. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	51.5
Mortgage-Backed Securities	25.6
Asset-Backed Securities	7.2
Commercial Mortgage-Backed Securities	6.3
Government & Agency Obligations	5.9
Collateralized Mortgage Obligations	2.6
Municipal Bonds	0.7
Common Stock	0.0	*
Preferred Stock	0.0	*
Warrants	0.0	*
Convertible Bond	0.0	*

	99.8
Securities Lending Collateral	2.1
Short-Term Obligation	1.7
Obligation to Return Collateral for Securities Loaned	(2.1)
Other Assets & Liabilities, Net	(1.5)

	100.0

* Represent less than 0.1%.

Acronym	Name
EUR	Euro
I.O.	Interest Only
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

32

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

March 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	2,211,783,286
	Affiliated investments, at identified cost	36,205,595

	Total investments, at identified cost	2,247,988,881
	Unaffiliated investments at value (including securities on loan of $40,125,180)	1,977,041,647
	Affiliated investments, at value	26,810,838

	Total investments, at value	2,003,852,485
	Cash	90,308
	Cash collateral for open credit default swap contracts	3,260,000
	Open credit default swap contracts	1,333,395
	Receivable for:
	Investments sold	10,906,928
	Fund shares sold	985,120
	Interest	23,746,783
	Securities lending	34,178
	Trustees’ deferred compensation plan	59,516
	Other assets	495,908

	Total Assets	2,044,764,621

Liabilities	Collateral on securities loaned	41,273,474
	Open credit default swap contracts	3,040,972
	Unrealized depreciation on forward foreign currency exchange contracts	3,441
	Payable for:
	Investments purchased	55,361,502
	Fund shares repurchased	3,762,849
	Futures variation margin	277,539
	Distributions	4,615,310
	Investment advisory fee	532,997
	Administration fee	247,069
	Transfer agent fee	498,382
	Pricing and bookkeeping fees	23,422
	Trustees’ fees	608
	Custody fee	9,935
	Distribution and service fees	88,236
	Chief compliance officer expenses	339
	Trustees’ deferred compensation plan	59,516
	Deferred dollar roll income	53,568
	Other liabilities	122,895

	Total Liabilities	109,972,054

	Net Assets	1,934,792,567

Net Assets Consist of	Paid-in capital	2,271,538,389
	Undistributed net investment income	8,446,917
	Accumulated net realized loss	(95,923,487)
	Net unrealized appreciation (depreciation) on:
	Investments	(244,136,396)
	Foreign currency translations	(3,288)
	Credit default swap contracts	(3,590,933)
	Futures contracts	(1,538,635)

	Net Assets	1,934,792,567

See Accompanying Notes to Financial Statements.

33

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

March 31, 2009

Class A	Net assets	$153,434,524
	Shares outstanding	19,884,124
	Net asset value per share	$7.72	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($7.72/0.9675)	$7.98	(b)

Class B
	Net assets	$37,247,353
	Shares outstanding	4,826,978
	Net asset value and offering price per share	$7.72	(a)

Class C
	Net assets	$31,371,822
	Shares outstanding	4,065,546
	Net asset value and offering price per share	$7.72	(a)

Class R
	Net assets	$1,819,247
	Shares outstanding	235,757
	Net asset value, offering and redemption price per share	$7.72

Class Z
	Net assets	$1,710,919,621
	Shares outstanding	221,720,590
	Net asset value, offering and redemption price per share	$7.72

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

34

Statement of Operations – Columbia Intermediate Bond Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	132,111,121
	Interest from affiliates	2,237,276
	Dividends	5,015
	Dollar roll fee income	4,328,515
	Securities lending	1,202,627

	Total Investment Income	139,884,554

Expenses	Investment advisory fee	7,167,840
	Administration fee	3,373,301
	Distribution fees:
	Class A	179,854
	Class B	345,233
	Class C	248,923
	Class R	8,627
	Service fees:
	Class A	449,801
	Class B	115,078
	Class C	82,971
	Transfer agent fee	2,973,276
	Pricing and bookkeeping fees	188,898
	Trustees’ fees	86,395
	Custody fee	106,587
	Chief compliance officer expenses	1,449
	Other expenses	602,174

	Expenses before interest expense	15,930,407
	Interest expense	7,356

	Total Expenses	15,937,763

	Fees waived by distributor:
	Class A	(179,854)
	Class C	(49,793)
	Expense reductions	(21,209)

	Net Expenses	15,686,907

	Net Investment Income	124,197,647

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Credit Default Swap Contracts and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	(97,725,076)
	Affiliated investments	(83,718)
	Foreign currency translations and forward foreign currency exchange contracts	3,245,172
	Futures contracts	4,118,058
	Credit default swap contracts	6,626,636

	Net realized loss	(83,818,928)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(194,872,413)
	Foreign currency translations and forward foreign currency exchange contracts	(132,488)
	Credit default swap contracts	(2,612,080)
	Futures contracts	2,531,652

	Net change in unrealized appreciation (depreciation)	(195,085,329)

	Net Loss	(278,904,257)

	Net Decrease Resulting from Operations	(154,706,610)

See Accompanying Notes to Financial Statements.

35

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	124,197,647	122,461,555
	Net realized gain (loss) on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	(83,818,928)	23,752,665
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	(195,085,329)	(58,480,497)

	Net increase (decrease) resulting from operations	(154,706,610)	87,733,723

Distributions to Shareholders	From net investment income:
	Class A	(9,455,771)	(10,248,129)
	Class B	(2,075,339)	(2,477,719)
	Class C	(1,548,169)	(1,551,311)
	Class R	(86,795)	(38,402)
	Class Z	(109,356,195)	(109,228,776)
	From net realized gains:
	Class A	(428,610)	—
	Class B	(112,718)	—
	Class C	(77,526)	—
	Class R	(3,556)	—
	Class Z	(4,770,651)	—

	Total distributions to shareholders	(127,915,330)	(123,544,337)

	Net Capital Stock Transactions	(344,521,048)	397,683,596

	Total increase (decrease) in net assets	(627,142,988)	361,872,982

Net Assets	Beginning of period	2,561,935,555	2,200,062,573
	End of period	1,934,792,567	2,561,935,555
	Undistributed net investment income at end of period	8,446,917	962,983

See Accompanying Notes to Financial Statements.

36

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia Intermediate Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,724,124	46,402,459	8,143,527	71,253,112
Distributions reinvested	1,139,701	9,237,323	1,074,959	9,416,750
Redemptions	(10,781,223)	(86,748,875)	(8,730,434)	(76,416,628)

Net increase (decrease)	(3,917,398)	(31,109,093)	488,052	4,253,234

Class B
Subscriptions	609,747	4,920,689	892,657	7,824,124
Distributions reinvested	204,400	1,659,409	213,564	1,870,860
Redemptions	(2,429,542)	(19,594,906)	(1,858,381)	(16,263,983)

Net decrease	(1,615,395)	(13,014,808)	(752,160)	(6,568,999)

Class C
Subscriptions	1,157,218	9,303,741	1,592,648	13,951,796
Distributions reinvested	137,760	1,115,502	120,083	1,052,004
Redemptions	(1,498,243)	(12,062,419)	(1,453,994)	(12,724,736)

Net increase (decrease)	(203,265)	(1,643,176)	258,737	2,279,064

Class R
Subscriptions	108,792	860,902	193,694	1,694,684
Distributions reinvested	5,099	41,108	2,515	22,032
Redemptions	(62,638)	(496,769)	(16,414)	(143,297)

Net increase	51,253	405,241	179,795	1,573,419

Class Z
Subscriptions	48,434,868	396,931,752	91,154,234	797,818,906
Distributions reinvested	6,663,306	54,039,194	6,095,203	53,398,979
Redemptions	(92,954,379)	(750,130,158)	(51,960,178)	(455,071,007)

Net increase (decrease)	(37,856,205)	(299,159,212)	45,289,259	396,146,878

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27

Income from Investment Operations:
Net investment income (a)	0.43		0.43	0.42		0.39	0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.97)		(0.13)	0.11		(0.20)	(0.25)

Total from investment operations	(0.54)		0.30	0.53		0.19	0.14

Less Distributions to Shareholders:
From net investment income	(0.43)		(0.43)	(0.43)		(0.41)	(0.42)
From net realized gains	(0.02)		—	—		—	(0.03)

Total distributions to shareholders	(0.45)		(0.43)	(0.43)		(0.41)	(0.45)

Net Asset Value, End of Period	$7.72		$8.71	$8.84		$8.74	$8.96
Total return (b)(c)	(6.34)%		3.48%	6.21	%(d)	2.12%	1.55%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.89%		0.88%	0.87%		0.89%	0.94%
Interest expense	—	%(f)	—	—		—	—
Net expenses (e)	0.89%		0.88%	0.87%		0.89%	0.94%
Waiver/Reimbursement	0.10%		0.10%	0.10%		0.10%	0.10%
Net investment income (e)	5.33%		4.88%	4.83%		4.36%	4.31%
Portfolio turnover rate	137%		266%	150%		126%	40%
Net assets, end of period (000’s)	$153,435		$207,215	$206,147		$199,376	$168,213

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27

Income from Investment Operations:
Net investment income (a)	0.37		0.36	0.36		0.32	0.32
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.97)		(0.12)	0.10		(0.20)	(0.25)

Total from investment operations	(0.60)		0.24	0.46		0.12	0.07

Less Distributions to Shareholders:
From net investment income	(0.37)		(0.37)	(0.36)		(0.34)	(0.35)
From net realized gains	(0.02)		—	—		—	(0.03)

Total distributions to shareholders	(0.39)		(0.37)	(0.36)		(0.34)	(0.38)

Net Asset Value, End of Period	$7.72		$8.71	$8.84		$8.74	$8.96
Total return (b)	(7.04)%		2.72%	5.42	%(c)	1.36%	0.80%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.64%		1.63%	1.62%		1.64%	1.69%
Interest expense	—	%(e)	—	—		—	—
Net expenses (d)	1.64%		1.63%	1.62%		1.64%	1.69%
Net investment income (d)	4.59%		4.14%	4.08%		3.61%	3.56%
Portfolio turnover rate	137%		266%	150%		126%	40%
Net assets, end of period (000’s)	$37,247		$56,087	$63,617		$74,332	$89,564

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27

Income from Investment Operations:
Net investment income (a)	0.39		0.37	0.37		0.34	0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.98)		(0.12)	0.11		(0.20)	(0.26)

Total from investment operations	(0.59)		0.25	0.48		0.14	0.08

Less Distributions to Shareholders:
From net investment income	(0.38)		(0.38)	(0.38)		(0.36)	(0.36)
From net realized gains	(0.02)		—	—		—	(0.03)

Total distributions to shareholders	(0.40)		(0.38)	(0.38)		(0.36)	(0.39)

Net Asset Value, End of Period	$7.72		$8.71	$8.84		$8.74	$8.96
Total return (b)(c)	(6.91)%		2.87%	5.58	%(d)	1.51%	0.95%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.49%		1.48%	1.47%		1.49%	1.54%
Interest expense	—	%(f)	—	—		—	—
Net expenses (e)	1.49%		1.48%	1.47%		1.49%	1.54%
Waiver/Reimbursement	0.15%		0.15%	0.15%		0.15%	0.15%
Net investment income (e)	4.74%		4.28%	4.23%		3.76%	3.71%
Portfolio turnover rate	137%		266%	150%		126%	40%
Net assets, end of period (000’s)	$31,372		$37,164	$35,458		$39,641	$46,693

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31, 2006 (a)
Class R Shares	2009		2008	2007
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.91

Income from Investment Operations:
Net investment income (b)	0.41		0.40	0.39		0.06
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.97)		(0.12)	0.12		(0.15)

Total from investment operations	(0.56)		0.28	0.51		(0.09)

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.41)	(0.41)		(0.08)
From net realized gains	(0.02)		—	—		—

Total distributions to shareholders	(0.43)		(0.41)	(0.41)		(0.08)

Net Asset Value, End of Period	$7.72		$8.71	$8.84		$8.74
Total return (c)	(6.58)%		3.24%	5.94	%(d)	(1.06	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.14%		1.13%	1.12%		1.30	%(g)
Interest expense	—	%(h)	—	—		—
Net expenses (f)	1.14%		1.13%	1.12%		1.30	%(g)
Net investment income (f)	5.11%		4.60%	4.45%		3.25	%(g)
Portfolio turnover rate	137%		266%	150%		126	%(e)
Net assets, end of period (000’s)	$1,819		$1,606	$42		$10

(a)	Class R shares were initially offered on January 23, 2006.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27

Income from Investment Operations:
Net investment income (a)	0.45		0.45	0.45		0.41	0.41
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.97)		(0.13)	0.10		(0.20)	(0.25)

Total from investment operations	(0.52)		0.32	0.55		0.21	0.16

Less Distributions to Shareholders:
From net investment income	(0.45)		(0.45)	(0.45)		(0.43)	(0.44)
From net realized gains	(0.02)		—	—		—	(0.03)

Total distributions to shareholders	(0.47)		(0.45)	(0.45)		(0.43)	(0.47)

Net Asset Value, End of Period	$7.72		$8.71	$8.84		$8.74	$8.96
Total return (b)	(6.11)%		3.74%	6.48	%(c)	2.37%	1.80%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.64%		0.63%	0.62%		0.64%	0.69%
Interest expense	—	%(e)	—	—		—	—
Net expenses (d)	0.64%		0.63%	0.62%		0.64%	0.69%
Net investment income (d)	5.58%		5.13%	5.08%		4.63%	4.56%
Portfolio turnover rate	137%		266%	150%		126%	40%
Net assets, end of period (000’s)	$1,710,920		$2,259,863	$1,894,798		$1,379,320	$877,193

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

42

Notes to Financial Statements – Columbia Intermediate Bond Fund

March 31, 2009

Note 1. Organization

Columbia Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investment in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

43

Columbia Intermediate Bond Fund

March 31, 2009

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and

44

Columbia Intermediate Bond Fund

March 31, 2009

sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

45

Columbia Intermediate Bond Fund

March 31, 2009

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Fund Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

46

Columbia Intermediate Bond Fund

March 31, 2009

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for section 988 adjustments, distribution adjustments, market discount accretion/premium amortization on debt securities and paydown adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$5,808,556	$(5,808,556)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$127,915,330	$123,544,337

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$15,144,237	$—	$(249,568,179)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

47

Columbia Intermediate Bond Fund

March 31, 2009

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$38,275,921
Unrealized depreciation	(287,844,100)
Net unrealized depreciation	$(249,568,179)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$45,710,830

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $47,773,621 attributed to security transactions were deferred to April 1, 2009.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2009, the Fund’s effective investment advisory fee rate was 0.32% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The

48

Columbia Intermediate Bond Fund

March 31, 2009

aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $3,474.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts of $7,112 on sales of the Fund’s Class A shares and received net CDSC fees of $2,671, $67,508 and $13,915 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class A shares of the Fund so that the combined fee will not exceed 0.25% annually of Class A average daily net assets. The Distributor has also voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

49

Columbia Intermediate Bond Fund

March 31, 2009

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $17,735 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $3,592,962,208 and $3,923,286,533, respectively, of which $1,805,198,872 and $2,060,187,475, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $6,555,556 at a weighted average interest rate of 1.83%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

50

Columbia Intermediate Bond Fund

March 31, 2009

Note 9. Shares of Beneficial Interest

As of March 31, 2009, 47.2% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2009, the Fund had two shareholders that collectively held 15.9% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In

51

Columbia Intermediate Bond Fund

March 31, 2009

connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

52

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

53

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79, None

Charles R. Nelson (born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 79, None

54

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts) and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York; Oversees 79, None

Patrick J. Simpson (born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

55

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

56

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

J. Kevin Connaughton (born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

57

Fund Governance (continued)

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Julian Quero (born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

58

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

59

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Intermediate Bond Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, in the first quintile for the five-year period, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Intermediate Bond Fund’s total expenses were in the fifth quintile and actual

60

management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

61

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

62

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

63

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

64

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

65

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

66

[THIS PAGE INTENTIONALLY LEFT BLANK]

67

[THIS PAGE INTENTIONALLY LEFT BLANK]

68

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

69

One Financial Center

Boston, MA 02111-2621

Columbia Intermediate Bond Fund

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10644-0309 (05/09) 09/79014

Annual Report

March 31, 2009

Equity Funds

■	Columbia Blended Equity Fund

■	Columbia Energy and Natural Resources Fund

■	Columbia Mid Cap Core Fund

■	Columbia Select Large Cap Growth Fund

■	Columbia Select Opportunities Fund

■	Columbia Select Small Cap Fund

■	Columbia Value and Restructuring Fund

■	Columbia Emerging Markets Fund

■	Columbia International Growth Fund

■	Columbia Pacific/Asia Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Economic Update – Equity Funds

Summary

For the 12-month period that ended March 31, 2009

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

                                    [GRAPHIC]

–38.09%	–46.51%

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	–19.95%

Barclays Municipal Index

2.27%

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us. Consumer confidence is surveyed monthly by the Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 2.25% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Economic Update (continued) – Equity Funds

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

The Barclays Capital Municipal Bond Index is (formerly the Lehman Brothers Municipal Bond Index) considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Stocks retreated as economic outlook darkened

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index. Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index2 returned negative 46.90% (in U.S. dollars).

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 19.95%. The municipal market experienced a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index returned 2.27% for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Fund Profile – Columbia Blended Equity Fund

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 38.73% without sales charge.

■

In a period of contracting economic growth and falling stock prices, the fund, its benchmark, the S&P 500 Index[1], and the average fund in its peer group, the Lipper Large-Cap Core Funds Classification[2], all lost more than 37% for the period.

■	An emphasis on materials stocks proved detrimental to the fund’s return as commodity prices plummeted during the period.

Portfolio Management

Peter Santoro has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Dhruv V. Toolsidas has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–38.73% Class A shares (without sales charge)

–38.09% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.33
Class C	2.08
Class Z	1.08

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Blended Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	7,451	7,023
Class C	7,394	7,394
Class Z	7,466	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		04/25/85
Sales charge	without	with	without	with	without
1-year	–38.73	–42.25	–39.20	–39.76	–38.61
5-year	–3.83	–4.96	–3.97	–3.97	–3.79
10-year	–2.90	–3.47	–2.97	–2.97	–2.88

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Blended Equity Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Blended Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	695.39	1,018.45	5.49	6.54	1.30
Class C	1,000.00	1,000.00	692.49	1,014.71	8.65	10.30	2.05
Class Z	1,000.00	1,000.00	695.79	1,019.70	4.44	5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	16.21
Class C	16.17
Class Z	16.20

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	2.27
Class C	2.16
Class Z	2.32

On February 20, 2009, the fund’s portfolio management team changed. Peter Santoro joined Dhruv V. Toolsidas as co-manager of the fund.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 38.73% without sales charge. The fund’s benchmark, the S&P 500 Index1, returned negative 38.09% for the same period. The average return of its peer group, the Lipper Large-Cap Core Funds Classification2 was negative 37.32% for the 12-month period. The fund’s modest shortfall relative to its benchmark and peer group average was primarily due to an overweight position in the materials sector and stock selection within that group. An underweight position in consumer staples stocks also hurt as the sector performed better than expected. Positive results from the portion of the fund’s portfolio that is managed using a quantitative strategy helped offset some of these losses as did stock selection in financials and consumer staples.

Financials and consumer staples stocks aided relative returns

A decision to avoid financial companies with severe balance sheet risk, including large banks with extensive exposure to commercial real estate and leveraged derivatives, helped the fund dodge many of the index’s worst performers during the period. The fund owned several stock market exchange holdings, which produced disappointing, negative double-digit returns. However, these held up better than many of the large banks, aiding relative returns. Furthermore, among other positive relative contributors, Goldman Sachs Group benefited from a substantially better risk profile than its peers due to ample liquidity, significantly reduced leverage and little exposure to consumer loans. We continue to believe it is among the best positioned financial companies that can take advantage of the current upheaval in the capital markets. In the technology sector, MasterCard benefited from a lack of credit exposure — it owns only the credit network — and increased domestic use of debit cards along with widening global adoption of credit cards.

Timely investments in the consumer staples sectors also helped stem the fund’s losses. Philip Morris International was rewarded when investor concerns about international pricing and a misperception that it was subject to U.S. domestic litigation were alleviated. Archer Daniels Midland gained market share as many of its ethanol-producing competitors went bankrupt. In addition, Anheuser-Busch was acquired by another company during the period, producing positive results for the fund.

Materials stocks were battered by the global economic slowdown

The fund’s substantial position in materials stocks contributed to the significant loss during the period. Slowing demand from China compounded by a disappointing currency derivative trade hurt Brazilian paper pulp producer Aracruz Celulose S/A.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Blended Equity Fund

Top 5 sectors

as of 03/31/09 (%)
Health Care	17.8
Information Technology	16.5
Financials	14.0
Consumer Staples	11.5
Energy	10.8

Top 10 holdings

as of 03/31/09 (%)
Microsoft	5.6
Cisco Systems	4.7
Wal-Mart Stores	4.6
Johnson & Johnson	4.6
Abbott Laboratories	4.4
Exxon Mobil	4.3
Target	4.3
State Street	3.6
Philip Morris International	3.2
Monsanto	3.1

Holdings discussed in this report

as of 3/31/09 (%)
Goldman Sachs Group	2.3
MasterCard	1.2
Philip Morris International	3.2
Archer Daniels Midland	1.4
Nucor	1.4
Novo Nordisk A/S	2.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

We eliminated the position. While steel manufacturer Nucor held up better than many of its competitors, its business suffered from a decline in infrastructure and commercial construction projects. Some health care and financials stocks also contributed to fund losses. Novo Nordisk A/S declined on investor concerns about the safety of a diabetes drug the company was developing. Deals made by alternative asset manager American Capital brought the company to the brink of insolvency, and cash flow at Leucadia National dried up, raising concerns of forced liquidation. We sold both stocks.

Positioned for continued volatility

We have positioned the fund for continued market volatility by focusing on high quality companies with strong balance sheets that are well-positioned relative to their industry. In the meantime, we continue to look for subtle changes in stock valuations that may herald positive economic news, as the stock market has historically anticipated economic upturns in advance of proof of an economic recovery. By drawing on three independent research sources — fundamental research, quantitative models and the input of our portfolio management team — and by employing a disciplined valuation process, we seek to identify those companies that are positioned to capitalize on an economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Fund Profile – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–45.88% Class A shares (without sales charge)

–43.83% S&P North American Natural Resources Sector Index

–38.09% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 45.88% without sales charge.

■

In a period of unparalleled volatility in commodity markets, the fund, its benchmark, the S&P North American Natural Resources Sector Index[1], and the average return of its peer group, the Lipper Natural Resources Funds Classification[2], all declined more than 40%.

■

Investments in small oil and natural gas production companies contributed to the fund’s performance shortfall relative to its benchmark as did an underweight in gold production companies. We believe that a move to position the fund more conservatively as the period progressed aided performance relative to competing funds.

Portfolio Management

Michael E. Hoover has managed the fund since March 2008 and the predecessor fund since December 1995 and has been associated with the advisor or its predecessors or affiliate organizations since 1989.

[1]

The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified market capitalization-weighted index designed as a benchmark for US traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class C	2.01
Class Z	1.01

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified market capitalization-weighted index designed as a benchmark for US-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	28,151	26,538
Class C	27,846	27,846
Class Z	28,232	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		12/31/92
Sales charge	without	with	without	with	without
1-year	–45.88	–49.00	–46.29	–46.82	–45.72
5-year	9.15	7.87	8.91	8.91	9.21
10-year	10.90	10.25	10.78	10.78	10.94

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	688.21	1,018.75	5.22	6.24	1.24
Class C	1,000.00	1,000.00	685.51	1,015.01	8.36	10.00	1.99
Class Z	1,000.00	1,000.00	689.60	1,020.00	4.17	4.99	0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	13.62
Class C	13.47
Class Z	13.66

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.40
Class C	0.40
Class Z	0.40

On February 27, 2009, the fund adopted a new benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index.1 We believe that this measure more closely reflects the composition of the portfolio.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 45.88% without sales charge. The fund’s performance trailed its new benchmark, the S&P North American Natural Resources Sector Index, which returned negative 43.83% for the same period. The fund’s former benchmark, the S&P 500 Index2, returned negative 38.09%. The fund held up better than the average return in its peer group, the Lipper Natural Resources Funds Classification3, which returned negative 49.87% for the 12-month period. Investments in small oil and natural gas production companies contributed to the fund’s performance shortfall relative to its new benchmark as did an underweight in gold production companies. We believe that a move to position the fund more conservatively as the period progressed aided performance relative to competing funds.

Defensive repositioning

In the face of unprecedented volatility in global commodity markets, we sought to position the fund more defensively to help buffer the effects of dramatic changes in resource-related equities. Nevertheless, investments in small oil and natural gas production companies, which were highly sensitive to changing commodity prices, led to underperformance relative to the fund’s new benchmark. An underweight in gold production companies also detracted from return as these stocks held up better than the overall materials sector.

In the summer of 2008, we began to reposition the fund more conservatively as the U.S. economy weakened and commodity prices began falling. Believing that high gasoline prices could drag the U.S. economy into recession, we increased the fund’s emphasis on major oil companies and regulated utilities, the two most defensive areas in which we invest. We raised the fund’s exposure to these industries from a combined 4.5% of net assets to approximately 38% by the end of 2008. As a result of this shift, the largest positions in the fund were in Exxon Mobil, the major integrated oil company, and three utilities: Southern, Entergy and FPL Group. However, early in 2009, we sold all three utilities as their outlooks dimmed because of reduced power demands from idled automotive and chemical plants.

As part of our defensive repositioning, we also pared back exposure to the most commodity-sensitive groups, notably independent oil and gas producers and oil field service companies, from about 58% of assets to 40%. We sold the fund’s holdings in Williams and Questar, two corporations with integrated natural gas pipelines, and we

[1]

The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for US-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report (continued) – Columbia Energy and Natural Resources Fund liquidated positions in Ultra Petroleum and Range Resources, two natural gas producers. We also slashed exposure to the natural resource industry, particularly base metals, from 27% to 17% of assets, selling positions in fertilizer companies, mining firms and industrial and engineering companies. These changes helped soften the impact of sharply reversing trends in commodity prices, which surged early in the period, fell sharply from mid-2008 through the end of the year and then recovered somewhat in early 2009.

Large-cap oil companies led performance

Although they generated negative returns, the fund’s investments in large oil companies with strong balance sheets provided the greatest support to relative performance. Exxon Mobil, Chevron and Occidental Petroleum all held up considerably better than the sector overall. In contrast, emerging oil and natural gas production companies, including Oilsands Quest, Rex Energy and Gasco Energy, all detracted significantly from returns.

Looking ahead

We believe that the fund is positioned to withstand pressures from a global recession and credit crisis: Approximately one-third of its holdings are defensive stocks, notably major oil companies and one utility. Another one-third of fund assets are invested in oil-sensitive exploration and production and oil service companies, which should benefit from an economic rebound in the United States. The final one-third of assets are invested in base materials, which have the potential to gain from a recovery in the larger emerging economies.

Despite the shakeout of the past year, we maintain a positive long-term outlook. While the timing of a global recovery is unknown, we believe that the recent downturn is cyclical and longer-term secular growth trends should lead to a recovery. Over the next two decades we expect a middle class to emerge in the developing economies of Brazil, India and China. As the standard of living rises for more than one billion people in these regions, demand should increase for protein-rich food, petroleum, coal and natural gas products, and base metals, notably copper. Companies that produce these basic commodities should be major beneficiaries of a resumption in global growth trends.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Top sectors

as of 03/31/09 (%)
Energy	58.3
Materials	23.7
Utilities	3.7
Industrials	3.3

Top 10 holdings

as of 03/31/09 (%)
Exxon Mobil	12.3
Transocean	5.7
PG&E	3.7
Apache	3.6
Walter Industries	3.2
Weatherford International	3.1
BHP Billiton	3.1
Occidental Petroleum	3.1
Total SA	3.1
Scotts Miracle-Gro	2.9

Holdings discussed in this report

as of 3/31/09 (%)
Exxon Mobil	12.3
Chevron	1.9
Occidental Petroleum	3.1
Gasco Energy	0.3
Oilsands Quest	0.4
Rex Energy	0.4

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–47.44% Class A shares (without sales charge)

–40.81% Russell Midcap Index

–42.51% Russell Midcap Value Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 47.44% without sales charge.

■

The fund underperformed both the Russell Midcap Index and the Russell Midcap Value Index.[1] Its return was lower than the average return of its peer group, the Lipper Mid-Cap Value Funds Classification.[2]

■	The fund’s outsized exposure to the energy and materials sectors detracted significantly from returns during the period as commodity prices fell sharply.

Portfolio Management

Peter Santoro has co-managed the fund since November 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Craig Leopold has co-managed the fund since November 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

[1]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class C	2.01
Class R	1.51
Class Z	1.01

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	12,154	11,453
Class C	12,064	12,064
Class R	11,921	n/a
Class Z	12,183	n/a

Average annual total return as of 3/31/09 (%)

Share class	A		C		R	Z
Inception	03/31/08		03/31/08		12/31/04	05/31/96
Sales charge	without	with	without	with	without	without
1-year	–47.44	–50.47	–47.83	–48.35	–47.62	–47.32
5-year	–8.42	–9.50	–8.56	-8.56	–8.78	–8.38
10-year	1.97	1.37	1.89	1.89	1.77	1.99

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Mid Cap Value and Restructuring, the predecessor to the Fund and a series of Excelsior Funds Trust (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to March 31, 2008 would be lower. The returns of Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the predecessor fund is May 31, 1996.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Mid Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	656.89	1,018.65	5.20	6.34	1.26
Class C	1,000.00	1,000.00	654.30	1,014.91	8.29	10.10	2.01
Class R	1,000.00	1,000.00	655.00	1,017.40	6.23	7.59	1.51
Class Z	1,000.00	1,000.00	657.59	1,019.90	4.17	5.09	1.01

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	9.54
Class C	9.50
Class R	9.42
Class Z	9.55

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.11
Class C	0.06
Class R	0.09
Class Z	0.12

During the third quarter of 2008, the fund’s Board of Trustees voted to change the name of the fund from Columbia Mid Cap Value & Restructuring Fund to Columbia Mid Cap Core Fund effective November 1, 2008. In addition, the fund’s management team changed. Peter Santoro and Craig Leopold were named co-managers of the fund.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 47.44% without sales charge. The fund’s return fell behind its benchmarks, the Russell Midcap Index and the Russell Midcap Value Index, which returned negative 40.81% and negative 42.51%, respectively, for the same period.1 The fund also underperformed the average return of the Lipper Mid-Cap Value Funds Classification2, which was negative 39.27% for the 12-month period. Amidst a difficult market environment, falling commodity prices caused oversupply and subsequent cost pressures. These events pressured the fund’s substantial holdings in the energy sector, accounting for much of the fund’s underperformance relative to its benchmarks and peers. This theme also affected the fund’s heavy exposure to the materials sector as the global economy slowed and commodity prices fell.

Materials, health care and financials names hurt returns

Several materials holdings were significant detractors from returns. Brazilian paper pulp producer Aracruz Celulose S/A was hurt by slowing demand from China and a large loss from a currency hedging strategy. Commodity chemical company Celanese, which derives a third of its business from China, was similarly hurt by a downturn in the commodity cycle and slower global economic growth. India-based copper wire and transmission equipment maker Sterlite Industries India also suffered significant losses. In the health care sector, Shire lost ground when sales of its recently released ADHD drug failed to meet expectations. Among financials, the fund’s overweight in Lehman Brothers magnified the stock’s significant underperformance. We sold all five stocks during the period.

Since taking over management of the fund in November, the fund’s new management team has increased the fund’s holdings more than fourfold, resulting in a less concentrated portfolio where a single stock or sector cannot have as large an impact on the fund’s return as in the past. The new team plans to keep sector weights more in line with the index and will concentrate on generating most of the fund’s return from asset selection.

Consumer and technology stocks helped stem losses

Several consumer names helped offset some of the fund’s losses in other sectors, including paint manufacturer Sherwin-Williams, which occupies a defensive niche within the consumer discretionary sector. Car parts and supplies retailer Autozone

[1]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Mid Cap Core Fund

Top 5 sectors

as of 03/31/09 (%)
Consumer Discretionary	16.4
Financials	16.1
Information Technology	14.3
Industrials	11.9
Health Care	9.3

Top 10 holdings

as of 03/31/09 (%)
PG&E	1.7
iShares Russell Midcap Index Fund	1.5
Aon	1.4
Linear Technology	1.3
Analog Devices	1.3
Gap	1.2
Avon	1.2
TJX Companies	1.2
Express Scripts	1.2
Polo Ralph Lauren	1.2

Holdings discussed in this report

as of 3/31/09 (%)
Sherwin-Williams	1.0
Apollo Group	0.8
Hansen Natural	0.8
Dolby Laboratories	0.7
Corning	0.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

benefited from increased need for car maintenance items as consumer spending on new automobiles slowed. We sold the stock for a significant gain. On-line education company Apollo Group experienced a rise in demand as unemployed job-seekers sought affordable degree programs. A distribution deal with Coca Cola boosted the stock of energy drink maker Hansen Natural, opening the door for its popular brand to expand overseas.

Positive stock selection in the technology sector also helped stem losses. The strong patent portfolio of Dolby Laboratories benefited from the conversion from analog to digital television and growing use of the Blu-ray disc format. The changeover from analog to digital also boosted glass maker Corning, which was buoyed by strong demand for flat screen TVs and computer screens.

Positioned for volatility, anticipating recovery

We have positioned the fund for continued market volatility by focusing on what we believe are high quality companies with strong balance sheets that are well-positioned relative to their industries. In the meantime, we continue to monitor the market for subtle changes in stock valuations that may herald positive economic news, as the stock market has historically anticipated economic upturns in advance of proof of an economic recovery. As market conditions improve, we expect stocks in the mid-capitalization range may be the first movers as they have generally outperformed larger peers coming out of a recession. By drawing on three independent research sources — fundamental research, quantitative models and the input of our portfolio management team — and by employing a disciplined valuation process, we seek to identify those companies that are best positioned to capitalize on a recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of a company’s stock may not approach the value the manager has placed on it.

Fund Profile – Columbia Select Large Cap Growth Fund

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 37.52% without sales charge.

■

In an environment of weak economic growth and falling stock prices, the fund, its benchmark, the Russell 1000 Growth Index[1], and the average return of its peer group, the Lipper Large Cap Growth Funds Classification[2], all lost more than 34%.

■

Stock selection in technology and health care accounted for the fund’s shortfall compared to these comparative measures. A decision to underweight energy and avoid materials stocks benefited performance as both sectors were hurt by declining commodity prices.

Portfolio Management

Thomas M. Galvin, lead manager, has managed the fund since March 2008 and the Predecessor Fund since February 2003 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Richard A. Carter has co-managed the fund since March 2009 and has been associated with the advisor or its predecessors or affiliated organizations since 2003.

Todd D. Herget has co-managed the fund since March 2009 and has been associated with the advisor or its predecessors or affiliated organizations since 1998.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–37.52% Class A shares (without sales charge)

–34.28% Russell 1000 Growth Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.33
Class C	2.08
Class R	1.58
Class Z	1.08

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	4,937	4,654
Class C	4,881	4,881
Class R	4,832	n/a
Class Z	4,951	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	10/01/97
Sales charge	without	with	without	with	without	without
1-year	–37.52	–41.12	–38.01	–38.63	–37.69	–37.35
5-year	–1.75	–2.90	–1.97	–1.97	–2.17	–1.69
10-year	–6.81	–7.36	–6.92	–6.92	–7.01	–6.79

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of Class A and Class C shares include the returns of Class A shares or Class C shares, as applicable, of Large Cap Growth Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and also include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for the period prior to September 28, 2007 would have been lower. The returns of the Class R shares include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	741.61	1,018.55	5.56	6.44	1.28
Class C	1,000.00	1,000.00	738.62	1,014.81	8.80	10.20	2.03
Class R	1,000.00	1,000.00	740.61	1,017.30	6.64	7.70	1.53
Class Z	1,000.00	1,000.00	742.11	1,019.80	4.47	5.19	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	7.06
Class C	6.98
Class R	6.91
Class Z	7.08

On March 27, 2009, the fund’s portfolio management team changed. Richard A. Carter and Todd D. Herget joined Thomas M. Galvin as co-managers of the fund.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 37.52% without sales charge. The fund’s benchmark, the Russell 1000 Growth Index1, returned negative 34.28% for the same period. The average return of the funds in its peer group, the Lipper Large Cap Growth Funds Classification2, was negative 35.29% for the 12-month period. An underweight in consumer staples and stock selection in technology and health care generally accounted for the fund’s shortfall to these comparative measures. A decision to underweight energy and avoid materials stocks benefited performance as both sectors were hurt by declining commodity prices. The fund benefited from an underweight in industrials and managed to offset or limit some losses through good stock selection in the sector. The fund benefited from an overweight in consumer discretionary stocks, but gave up some ground relative to the index through stock selection in the sector.

A challenging period for stock market investors

As the U.S. economy contracted and a housing slump continued, the U.S. stock market experienced one of its most painful periods in recent memories. In this environment, there were only relative victories and limited successes. However, we believe that it is important for investors to keep their long-term perspective and keep in mind that this fund has generated solid, competitive performance over the past decade.

Technology and health care stocks among biggest detractors

In this very difficult market environment, certain areas in which the fund lost ground represent what we believe to be the result of short-term trends. For example, the fund’s significant underweight in consumer staples stocks detracted from performance as investors generally sought out the highest quality companies in a sector that tends to hold up better than most in a weak economic environment. However, the fund generally does not have a lot of exposure to consumer staples because the defensive sector tends to have slower earnings growth than what we target for the fund — two or three times that of the S&P 500. In an environment of robust economic growth, the fund’s avoidance of consumer staples companies has historically been rewarded and we believe that a return to stability in the economy could benefit the fund’s strategy. The fund’s only consumer staples holding is Costco Wholesale.

In the information technology sector, Research In Motion, which makes the Blackberry hand-held communications device, detracted from performance. Despite its weak showing during the past year, we continue to like the company’s long-term prospects. A new product launch resulted in higher advertising and technology costs, which cut into late 2008 profits, but we view this situation as temporary and the company’s long-term prospects as favorable.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Select Large Cap Growth Fund

In health care, Intuitive Surgical and Covance lost ground but both are companies in which we have a high degree of confidence. Intuitive Surgical makes a robotic surgical device called da Vinci®. The stock suffered on concerns that hospitals are cutting spending on devices such as these, given the weakness in the economy. However, the da Vinci procedure is designed to be less invasive than other surgical methods, helping hospitals treat more patients in less time, and we continue to own the stock because we like the company’s long-term outlook. Likewise, Covance shares declined on concerns that the large pharmaceutical and biotechnology companies for which it performs clinical trials would reduce spending on research services. However, Covance can often do many of these trials much more cheaply than its customers, and we’re comfortable keeping it in the fund, as well.

Sector allocation and stock selection made positive contributions

The biggest contribution to relative returns was a significant underweight in energy and no exposure to materials, both of which were hit by a sharp decline in commodity prices. The fund’s only energy holding is FMC Technologies, an innovative company that makes deep-sea drilling equipment. We bought the stock near the end of 2008, and it has been one of the fund’s best performers so far in 2009.

The fund benefited from underweighting industrials and from good stock selection in the sector. In industrials, the two contributors were First Solar and Expeditors International of Washington. While both stocks were down sharply during the period, they fell less than the average industrial stock in the Russell 1000 Growth Index, which meant that, on a relative basis, they were positive contributors. First Solar has done fairly well this year, partly on hope that the new administration in Washington will spend more on alternative energy. Expeditors International is a freight forwarding and logistics company that has executed well and increased earnings in spite of the weak economy. An overweight in consumer discretionary stocks helped performance, although some of the benefit was offset by stock selection in the sector.

Looking Ahead

Despite signs of a spring thaw in some economic and market indicators, overall growth in the economy and corporate earnings is likely to remain hard to come by for the next 12- months or more. However, sentiment in such areas as credit and housing, as well as business and consumer confidence, has started to change. Recent stock market action suggests that, when it comes to styles and sectors, investors have started to differentiate among winners and losers — a clear shift from the broad sell off we saw in the second half of 2008. Going forward, we will look for opportunities among companies with strong product cycles, as opposed to those that might benefit from shifts in the economy.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Top 5 Sectors

as of 03/31/09 (%)
Health Care	29.9
Information Technology	25.9
Consumer Discretionary	14.7
Financials	8.7
Industrials	7.3

Top 10 Holdings

as of 03/31/09 (%)
QUALCOMM	4.7
Amazon	4.7
Illumina	4.7
Apple	4.6
Google	4.5
CME Group	4.5
MasterCard	4.4
FMC Technologies	4.2
Allergan	4.1
Medco Health Solutions	4.1

Holdings discussed in this report

as of 3/31/09 (%)
Costco Wholesale	3.0
Research In Motion	4.0
Intuitive Surgical	3.2
Covance	3.6
FMC Technologies	4.2
First Solar	3.8
Expeditors International of Washington	3.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–44.24% Class A shares (without sales charge)

–38.09% S&P 500 Index

–38.27% Russell 1000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 44.24% without sales charge.

■	The fund underperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index.[1] It also underperformed its peer group average, the Lipper Multi-Cap Core Funds Classification.[2]

■	The fund’s sector weights contributed notably to its underperformance relative to its benchmarks.

Portfolio Management

Emil A. Gjester has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Mary-Ann Ward has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.23
Class C	1.98
Class Z	0.98

Annual operating expense ratio after contractual waivers (%)*

Class A	1.07
Class C	1.82
Class Z	0.82

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/31/04 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/31/04 – 03/31/09 ($)

Sales charge	without	with
Class A	8,163	7,694
Class C	8,062	8,062
Class Z	8,184	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		03/31/04
Sales charge	without	with	without	with	without
1-year	–44.24	–47.44	–44.69	–45.23	–44.11
5-year	–3.98	–5.11	–4.22	–4.22	–3.93
Life	–3.98	–5.11	–4.22	–4.22	–3.93

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Equity Opportunities Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	653.90	1,019.60	4.41	5.39	1.07
Class C	1,000.00	1,000.00	651.31	1,015.86	7.49	9.15	1.82
Class Z	1,000.00	1,000.00	654.70	1,020.84	3.38	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	7.62
Class C	7.58
Class Z	7.62

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.27
Class C	0.22
Class Z	0.29

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 44.24% without sales charge. The fund underperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index, which returned negative 38.09% and negative 38.27%, respectively, for the same period.1 The fund underperformed the average return of the funds in its peer group, the Lipper Multi-Cap Core Funds Classification2, which was negative 38.11% for the 12-month period. The fund’s sector weights contributed notably to its underperformance relative to its benchmarks.

A new management team

In February 2009, the fund’s management team changed. Emil A. Gjester, Jonas Patrikson, Michael T. Welter and Mary-Ann Ward were named co-managers of the fund. During the latter part of the first quarter of 2009, we made several changes to reposition sector weights and stock selection to align the fund with our outlook and strategy.

Portfolio detractors

Certain stocks in the health care sector were disappointing. Novo Nordisk and Senomyx were the two biggest detractors from return in the sector. Among the consumer discretionary holdings that detracted from results were, Sotheby’s, Dillard’s, Lear and Sears. All of these positions were sold. Other disappointments during the period that weighed on results included the fund’s positions in Abitibibowater and Aracruz Celulose in the materials sector, Leucadia National and American Capital in the financials sector and Olam International in the consumer staples sector. All of these positions were sold. In the utilities and energy sector, the fund’s positions in AES and Cimarex Energy detracted from results.

Positive performers in a difficult market

While most stocks struggled during the period, the portfolio included a few companies that made positive contributions to performance. For example, in the consumer staples sector, Anheuser-Busch and Archer Daniels Midland did well. Anheuser-Busch was sold, but Archer Daniels Midland remains in the portfolio. In the technology sector, the fund’s holdings in MasterCard registered positive returns. Granite Construction, in the industrials sector, was also noteworthy. In the materials sector, Franco-Nevada and Newmont Mining registered positive returns. Both positions were sold.

Looking ahead

We believe that problems within the credit markets, coupled with a stressed housing market, will continue to pressure the U.S and global economies. However, recent interest rate cuts and other government action, both at home and abroad, should

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Select Opportunities Fund

Top 5 Sectors

as of 03/31/09 (%)
Information Technology	17.6
Financials	14.7
Energy	13.8
Industrials	12.0
Health Care	11.8

Top 10 Holdings

as of 03/31/09 (%)
Quanta Services	4.2
Apache	3.9
Novo Nordisk	3.7
Goldman Sachs Group	3.5
Petroleo Brasileiro	3.4
Berkshire Hathaway	2.9
Apple	2.8
Exxon Mobil	2.7
Johnson & Johnson	2.6
JPMorgan Chase	2.4

Holdings discussed in this report
as of 3/31/09 (%)
Novo Nordisk	3.7
Senomyx	0.5
AES	1.0
Cimarex Energy	1.7
Archer Daniels Midland	1.8
MasterCard	2.1
Granite Construction	1.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

eventually enable the economy to stabilize and perhaps aid its recovery. In this environment, valuations have become attractive across many sectors and we are finding opportunities to own companies that should be positioned to benefit as the economy recovers. We believe in the long-term growth potential for emerging markets. However, in the near term, we are finding many compelling investments in the United States.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–42.02% Class A shares (without sales charge)

–37.50% Russell 2000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 42.02% without sales charge.

■	The fund trailed its benchmark, the Russell 2000 Index,[1] as well as the average return of its peer group, the Lipper Small-Cap Core Funds Classification.[2]

■	Stock selection in financials and technology generally accounted for the fund’s underperformance.

Portfolio Management

Douglas H. Pyle has managed the fund since March 2008 and the Predecessor Fund since August 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Small Cap Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)
Sales charge	without	with
Class A	13,440	12,661
Class C	13,280	13,280
Class R	13,171	n/a
Class Z	13,469	n/a

Average annual total return as of 3/31/09 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–42.02	–45.37	–42.53	–43.09	–42.22	–41.89
5-year	–4.85	–5.97	–5.08	–5.08	–5.23	–4.81
10-year	3.00	2.39	2.88	2.88	2.79	3.02
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class C	2.13
Class R	1.63
Class Z	1.13

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Small Cap Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	634.11	1,018.15	5.54	6.84	1.36
Class C	1,000.00	1,000.00	630.81	1,014.41	8.58	10.60	2.11
Class R	1,000.00	1,000.00	632.51	1,016.90	6.55	8.10	1.61
Class Z	1,000.00	1,000.00	634.60	1,019.40	4.52	5.59	1.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	9.08
Class C	8.97
Class R	8.88
Class Z	9.10
Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.48
Class C	0.48
Class R	0.48
Class Z	0.48

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 42.02% without sales charge. The fund’s benchmark, the Russell 2000 Index1, returned negative 37.50% for the same period. The fund’s return was lower than the average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification2, which was negative 38.37% for the 12-month period. Weak performance in the second fiscal quarter of the fund year hurt performance, as did stock selection in financials and technology.

Financial and technology stocks among biggest detractors

In a fund with fewer than 50 stock positions at the end of the period, any disappointments tended to be magnified, particularly in the kind of difficult market we experienced over the past year. In financial services, one of the biggest detractors from the fund’s performance was Assured Guaranty, a Bermuda-based firm that provides credit insurance to public and private borrowers. We liked this firm because it was able to maintain its high credit rating while several key competitors were having financial problems. However, following news of a possible rating downgrade, Assured Guaranty’s stock fell sharply and we sold it. Another detractor was St. Joe, which is the largest landholder in Florida. In time, we believe that the real estate market in Florida, as well as others around the country, will begin to stabilize. Therefore, we continue to own St. Joe, as well as homebuilders Meritage Homes and Ryland Group, which also were negatives for the fund during the year.

Technology was another area of weakness for the fund. Here, the biggest detractor was CommScope , a company that provides infrastructure for wireless and other communications systems. The company had relatively heavy debt at a time when credit markets were drying up. In this environment, CommScope’s share price declined sharply, and we sold it before the end of the period.

Takeovers and software holdings make positive contributions

The biggest positive contributor to fund performance was Philadelphia Consolidated Holdings, an insurance company that was acquired by a Japanese insurer at a high premium. As a result of the gain from this sale, we did some tax-loss selling to avoid a tax bill for shareholders in a period of declining returns. In this regard, we sold GFI Group, a broker of credit default swaps. While we liked the company’s prospects, it lost ground when a takeover bid was called off, and it was caught by the downdraft in financials, making it a logical candidate for tax-loss selling.

Another stock that contributed to positive performance was F5 Networks, a company that provides software and hardware for Internet connectivity systems. The company has done a good job of providing the technology enhancements that companies need to meet growing demand and has thrived despite an overall decline in technology

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[4]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report (continued) – Columbia Select Small Cap Fund

Top 5 sectors

as of 03/31/09 (%)
Information Technology	30.1
Industrials	27.6
Financials	11.5
Consumer Discretionary	10.9
Consumer Cyclical	5.2

Top 10 holdings

as of 03/31/09 (%)
Manhattan Associates	4.0
Greenhill & Co.	4.0
Forrester Research	3.9
Aqua America	3.6
KBW	3.5
FTI Consulting	3.3
Regal-Beloit	3.2
Hewitt Associates	3.2
F5 Network	3.1
Shaw Group	3.1

Holdings discussed in this report
as of 3/31/09 (%)
St. Joe	1.7
Meritage Homes	2.2
Ryland Group	3.1
F5 Networks	3.1
FTI Consulting	3.3
Hewitt Associates	3.2
Power Integrations	3.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

spending. Perhaps more important in this economic climate, F5 has done a good job of managing its expenses and has a strong balance sheet.

Looking Ahead

While the economy and the investment markets still have a long way to go before it can be said that a recovery is taking place, we are pursuing three themes that we believe can benefit from both the current and future economic climates. The first theme focuses on beneficiaries of economic dislocation. For example, FTI Consulting works with managed bankruptcies. The company can re-capture e-mails and review documents in cases of legal disputes. It is currently working on the case of a major Ponzi scheme. Another holding, Hewitt Associates, provides information on executive compensation, a timely issue. The second theme covers housing and building-related companies. If we are at or near a bottom in housing, we believe that companies such as Meritage and Ryland should benefit. The third theme is energy and power conservation. That has led us to companies such as Power Integrations, which makes semiconductors that reduce standstill power for battery chargers. We believe that our pursuit of these themes helps position the fund to benefit from an eventual economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–48.51% Class A shares (without sales charge)

–42.42% Russell 1000 Value Index

–38.09% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 48.51% without sales charge.

■

In an environment of contracting economic growth and falling stock prices, the fund; its benchmarks, the Russell 1000 Value Index[1] and the S&P 500 Index[2], and the average return of its peer group, the Lipper Multi-Cap Value Funds Classification[3], lost 38% or more.

■	The fund had more exposure than its benchmarks to energy, commodity-linked and interest-rate sensitive companies, which generally accounted for its underperformance.

Portfolio Management

David J. Williams has co-managed the fund since March 2008 and the Predecessor Fund since December 1992 and has been associated with the advisor or its predecessors or affiliate organizations since 1987.

Guy W. Pope has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

J. Nicholas Smith has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

[1]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class C	1.99
Class R	1.49
Class Z	0.99

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance Growth of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	12,299	11,590
Class C	12,166	12,166
Class R	12,087	n/a
Class Z	12,325	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–48.51	–51.48	–48.89	–49.40	–48.65	–48.39
5-year	–5.51	–6.63	–5.72	–5.72	–5.84	–5.47
10-year	2.09	1.49	1.98	1.98	1.91	2.11

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	626.88	1,019.25	4.62	5.74	1.14
Class C	1,000.00	1,000.00	624.48	1,015.51	7.65	9.50	1.89
Class R	1,000.00	1,000.00	625.98	1,018.00	5.63	6.99	1.39
Class Z	1,000.00	1,000.00	627.52	1,020.49	3.61	4.48	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	26.51
Class C	26.51
Class R	26.50
Class Z	26.49

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.53
Class C	0.22
Class R	0.42
Class Z	0.63

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 48.51% without sales charge. The fund underperformed its benchmarks, the Russell 1000 Value Index1 and the S&P 500 Index2, which returned negative 42.42% and negative 38.09%, respectively, and the average return of its peer group, the Lipper Multi-Cap Value Funds Classification3, which was negative 40.11% for the 12-month period.

On February 20, 2009, the fund’s management team changed. Guy W. Pope and J. Nicholas Smith joined David J. Williams as co-managers of the fund.

Slumping market provided opportunity to upgrade

The fund’s long-term focus on lower-priced stocks of companies going through reorganizations was penalized during the 12-month period covered by this report amid increasing worries about the weakening of the global economy. Irrespective of their future potential, out-of-favor stocks generated little interest in the slumping market. In particular, a decision to overweight energy, materials and industrials relative to the fund’s benchmarks hurt performance as the market turned away from companies exposed to volatile commodity prices and the cyclical economic downturn. At the same time, deteriorating credit conditions dampened market enthusiasm for several interest-rate sensitive holdings in the financials sector.

As the period progressed, we took advantage of falling market prices to upgrade the overall quality of portfolio holdings, finding an increasing number of financially stronger companies with solid balance sheets whose prices had fallen to attractive levels. In conducting our analysis of lower-priced, out-of-favor corporations that were undergoing restructuring, we focused on those companies that proactively sought to gain competitive advantage, rather than on enterprises that were reorganizing to avoid bankruptcy and merely survive.

Defensive holdings held up better in downturn

In a highly volatile, risk-averse environment, certain of the fund’s investments in defensive corporations noted for stable earnings held up better than their sector averages — even if most delivered negative returns. These included three health care corporations: pharmaceutical firm Bristol-Myers Squibb; medical supply company Baxter International; and AmerisourceBergen , a pharmacy benefits manager. In consumer staples, strong results came from Dean Foods, a leading dairy, and Lorillard, a tobacco firm. PetroHawk Energy, a natural gas exploration corporation, performed relatively well, as did TJX Companies, a retailer focusing on the more value-conscious consumer. International Business Machines led among technology holdings, as investors were attracted by its strong financial position. Copa Holdings

[1]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Value and Restructuring Fund

SA, a Panamanian airline, performed relatively well as it benefited from falling fuel costs. ACE, a property and casualty reinsurer, outperformed in a difficult period for many financial corporations.

Underperforming stocks sold during portfolio upgrade

Many of the holdings that produced the most disappointing results for the fund were eliminated from the portfolio during the period. They included: Smurfit-Stone Container, in the materials sector; Centex, a homebuilder; and Brazilian airline GOL Linhas Aereas Inteligentes S.A. In the weak-performing financials sector, investments in Genworth Financial and Ambac Financial Group were sold. However, we continued to hold two other underperformers that we believed offered better long-term potential: media company CBS and Dutch airline AerCap Holdings NV.

Quality becomes more important

We believe that the fund’s upgraded portfolio is well positioned for an eventual market recovery. The deep slump in equity prices provided an important opportunity suited to our investment approach, which focuses on stock valuations. Measured by price-to-earnings ratios, stocks in the fund’s upgraded portfolio were priced 20% cheaper than the overall S&P 500 Index, on average, at the end of the past fiscal year. Yet, we estimate these companies have the potential to produce superior earnings growth and better returns on capital than the overall market. Further, we believe that the overall stock market itself is currently among the cheapest of asset classes, making the low valuations of the fund’s holdings even more advantageous, especially given our expectation that corporate earnings have the potential to rebound from their current cyclical lows.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of its stock may not approach the value the managers have placed on it.

Top 5 sectors

as of 03/31/09 (%)
Energy	23.8
Financials	16.1
Industrials	15.1
Materials	10.8
Information Technology	8.8

Top 10 holdings

as of 03/31/09 (%)
Lorillard	5.3
Petroleo Brasileiro SA	5.1
Harris	3.4
International Business Machines	3.4
Union Pacific	3.4
ACE	3.2
America Movil SAB de CV	3.1
ConocoPhillips	2.6
CONSOL Energy	2.6
Noble Energy	2.5

Holdings discussed in this report

as of 3/31/09 (%)
Bristol-Myers Squibb	2.2
Baxter International	2.2
AmerisourceBergen	1.8
Dean Foods	1.2
Lorillard	5.3
PetroHawk Energy	1.7
TJX Companies	1.9
International Business Machines	3.4
Copa Holdings SA	1.3
ACE	3.2
CBS	0.3
AerCap Holdings NV	0.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–49.44% Class A shares (without sales charge)

–46.90% MSCI Emerging Markets Index

–46.51% MSCI EAFE Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 49.44% without sales charge.

■

In an environment of contracting economic growth and falling stock prices, the fund, its benchmarks, the MSCI Emerging Markets Index and MSCI EAFE Index[1] and the average return of its peer group, the Lipper Emerging Markets Fund Classification[2], all declined more than 46%.

■	Stock selection generally accounted for the fund’s shortfall relative to its benchmarks.

Portfolio Management

Dara J. White is lead manager of the fund and has co-managed the fund since March 2008 and the predecessor fund since February 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the predecessor fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Fred Copper has co-managed the fund since March 2008 and the predecessor fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Robert B. Cameron has co-managed the fund since December 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2008.

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Emerging Markets Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	22,521	21,208
Class C	22,275	22,275
Class Z	22,528	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		01/02/98
Sales charge	without	with	without	with	without
1-year	–49.44	–52.34	–49.82	–50.25	–49.37
5-year	3.11	1.89	2.88	2.88	3.12
10-year	8.46	7.81	8.34	8.34	8.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.77
Class C	2.52
Class Z	1.52

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and C shares shown include the returns of Class A shares or Class C shares, as applicable, of Emerging Markets Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the Predecessor Fund is January 2, 1998.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	721.32	1,015.21	8.37	9.80	1.95
Class C	1,000.00	1,000.00	719.52	1,011.47	11.57	13.54	2.70
Class Z	1,000.00	1,000.00	721.32	1,016.45	7.30	8.55	1.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	6.42
Class C	6.36
Class Z	6.42

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	2.26
Class C	2.26
Class Z	2.26

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 49.44% without sales charge. The fund’s benchmarks, the MSCI Emerging Markets Index and the MSCI EAFE Index, returned negative 46.90% and negative 46.51%, respectively1. The fund held up slightly better than the average fund in its peer group, the Lipper Emerging Markets Funds Classification2, which returned negative 50.27%, for the 12-month period. Stock selection generally accounted for the fund’s shortfall relative to its benchmarks.

A challenging period for emerging stock markets

Emerging market equities were buffeted as the global economy fell into recession during the period. All sectors and all emerging market stock markets produced negative performance, with the deepest losses occurring in economically sensitive areas such as energy, industrials and materials, as well as in economies with the greatest leverage or debt.

Despite the negative environment, we remained focused on stock selection, as we searched for individual companies with the potential to benefit from longer-term trends, including the expansion of the middle class and the spread of industrialization. Country selection helped support results. We had more exposure to China than the MSCI Emerging Market Index, and less exposure than the highly leveraged economies in Eastern Europe, including Russia, Poland and Hungary.

The benefits of country selection were offset, however, by stock selection across a number of different sectors. Poor performance from commodity-based companies, including Brazilian meat products enterprises; Marfrig Frigorificos e Comercio de Alimentos, a beef processor, and Sadia, a chicken processor, hampered the fund’s returns. Both corporations encountered difficulties obtaining access to financing when a crisis crippled credit markets in the fall of 2008. In the energy sector, Indonesian coal-producer Bumi Resources also faced liquidity problems that worsened when global demand for coal shrank. We sold all three positions during the period.

Infrastructure investments helped drive selections in China

The efforts of the Chinese government to stimulate a slowing domestic economy resulted in strong relative performance from two fund holdings: China Vanke , a property company in the financials sector, and China South Locomotive and Rolling Stock, an industrials corporation producing railroad cars.

Among positions in Brazil, All America Latina Logistica, a railroad operator, enjoyed solid positive results. All America Latina Logistica profited from increased shipment of iron ore and agricultural products from inland locations to Brazilian coastal ports. Redecard, an electronic transaction processor, benefited from the migration from cash

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Emerging Markets Fund

Top 5 countries

as of 03/31/09 (%)
Brazil	16.5
China	14.8
South Korea	11.0
South Africa	7.8
Taiwan	7.5

Top 10 holdings

as of 03/31/09 (%)
Petroleo Brasileiro	5.1
Samsung Electronics	3.7
Teva Pharmaceuticals Industries	3.3
China Mobile	3.2
China Life Insurance	2.8
Cia Vale do Rio Dolce	2.6
Taiwan Semiconductor	2.6
Itau Unibanco Multiplo	2.5
Chunghwa Telecom	2.3
Sasol	2.3

Holdings discussed in this report

as of 3/31/09 (%)
China Vanke	1.1
China South Locomotive and Rolling Stock	0.5
All America Latina Logistica	0.6
Redecard	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

to credit card transactions. Although its shares lost ground, they held up better than the sector overall.

Government stimulus programs should reinvigorate markets

We believe that the implementation of recently introduced government fiscal and monetary stimulus programs in China, India, Brazil and throughout the emerging markets and the developed world should reinvigorate growth. Although we cannot predict when these programs will start to work, recent less negative economic reports may be early signals of stabilization. When stabilization in the developed world occurs, the growth prospects of emerging markets should return to the spotlight.

By market, we intend to focus on those countries that we believe have the ability and the determination to promote growth. We have overweighted China and Brazil, two countries with positive demographic trends, low household debt and growing middle classes eager to improve their standards of living. Conversely, we continue to de-emphasize the more leveraged economies in Eastern Europe.

By company, we intend to maintain our emphasis on corporations that we believe can benefit from longer-term secular trends. We favor firms with relatively low debt, sustainable competitive advantages and solid management teams that have the ability to gain a greater share of their markets. After the dramatic market downfalls of the past year, we seek attractive companies selling at low valuations and with the potential to perform well when demand normalizes, even though we realize that it may take time to exploit these opportunities fully.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–47.91% Class A shares (without sales charge)

–45.36% MSCI EAFE Growth Index

–46.18% MSCI All Country World ex U.S. Index

–46.51% MSCI EAFE Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 47.91% without sales charge.

■

In an environment of contracting economic growth and falling stock prices, the fund, its benchmark, the MSCI EAFE Growth Index[1], and the average return of its peer group, the Lipper International Multi-Cap Growth Funds Classification,[2] all lost more than 45%.

■

Throughout most of the period, when compared to it’s benchmark, the fund was overweight in the energy and industrials sectors. This strategy detracted from return. Stock selection in the consumer staples, utilities and financials areas was a plus for the fund.

Portfolio Management

Timothy R. Anderson, lead manager, has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Fred Copper has co-managed the fund since March 2008 and the Predecessor Fund since July 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Daisuke Nomoto has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Paul J. DiGiacomo has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Growth Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.54
Class C	2.29
Class Z	1.29

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Growth Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style. The MSCI All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the U.S. The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	8,959	8,446
Class C	8,891	8,891
Class Z	8,978	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		07/21/87
Sales charge	without	with	without	with	without
1-year	–47.91	–50.92	–48.31	–48.79	–47.80
5-year	–2.42	–3.58	–2.57	–2.57	–2.38
10-year	–1.09	–1.67	–1.17	–1.17	–1.07

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of International Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	682.02	1,016.55	7.05	8.45	1.68
Class C	1,000.00	1,000.00	679.28	1,012.81	10.17	12.19	2.43
Class Z	1,000.00	1,000.00	683.02	1,017.80	6.00	7.19	1.43

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	9.18
Class C	9.11
Class Z	9.20

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	1.17
Class C	1.17
Class Z	1.17

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 47.91% without sales charge. The fund’s return was less than the return of its benchmark, the MSCI EAFE Growth Index1, which was negative 45.36% for the same period. The fund underperformed the average return of its peer group, the Lipper International Multi-Cap Growth Funds Classification2, which was negative 46.95%. Throughout most of the period, when compared to it’s benchmark, the fund was overweight in the energy and industrials sectors. This strategy detracted from return. Stock selection in the consumer staples, utilities and financials areas aided return, with some individual stocks rising in value and others losing less than the index overall.

Declining prices held back the fund’s energy holdings

The steep and precipitous fall-off in energy prices, including oil and coal, affected virtually all energy companies. Centennial Coal in Australia and Bumi Resources, a coal company in Indonesia, underperformed, and we sold our positions. Shares of UK-based BG Group PLC, a natural gas company, fell 10% in local currency — 35% in U.S. dollars — but outperformed the index. It remains in the portfolio as a core holding because we believe its long-term business prospects are attractive.

Going into the period, stock selection in the industrials sector emphasized two themes — power generation and engineering. As a result, we had overweights in electrical equipment stocks, such as Harbin Power Equipment in China and engineering company Outotec Oyi in Finland. Because concerns over financing led to project cut-backs, these companies detracted from performance, and we sold them. While some industrial holdings produced positive results, they were not strong enough to offset the downturn in the fund’s position in the sector.

Individual stocks helped curtail losses

In the utilities sector, we focused on some non-traditional companies, such as Fortum Oyj, a hydropower generating company in Scandinavia, and Cia Energetica de Minas Gerais, a Brazilian hydropower generator. Both investments produced solid positive returns. Cia Energetica, in particular, rose in value. The company is benefiting from strong power demand in the region.

When investing in the financials sector, we avoided banks that were at the center of the financial crisis in Europe, preferring financial institutions in Asia that had minimal exposure to problems in the banking system. One example is Sumitomo Trust & Banking in Japan. We also favored insurance companies, such as Brit Insurance Holdings in the UK. While both stocks declined, they declined less than other financial companies.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Growth Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia International Growth Fund

Top 5 countries

as of 03/31/09 (%)
United Kingdom	22.8
Japan	21.2
Switzerland	12.2
France	10.0
United States	5.1

Top 10 holdings

as of 03/31/09 (%)
Nestle SA	3.8
BHP Billiton PLC	3.4
Total SA	3.2
BG Group	2.7
Roche Holdings AG	2.7
Novartis AG	2.6
Telefonica SA	2.5
GlaxoSmithKline PLC	2.4
Siemens AG	2.2
BP PLC	1.8

Holdings discussed in this report

as of 3/31/09 (%)
BG Group PLC	2.8
Fortum Oyj	0.3
Cia Energetica de Minas Gerais	1.0
Sumitomo Trust & Banking	0.9
Brit Insurance Holdings	0.9
Wm. Morrison Supermarkets PLC	1.5

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Consumer staples stocks are considered defensive investments during periods of economic weakness, and some holdings in the sector were noteworthy performers. In Japan, Seven & I Holdings, an operator of supermarkets, convenience stores and department stores, and Toyo Suisan Kaisha, a food processing company, generated positive returns. We sold both names before the end of the period. The fund had more exposure than the index to UK-based Wm. Morrison Supermarkets PLC, a discount grocery store, in the consumer staples sector. While the stock lost value during the period, it did better than the average stock in the sector, and because we overweighted the stock, it enhanced return relative to the benchmark. Wm. Morrison Supermarkets remains a core holding in the portfolio.

Rebuilding a position in emerging markets

Early in the fiscal year, we eliminated the fund’s emerging markets position, because we felt that the risk of investing in these developing countries was too great. However, recently we reversed this position and added holdings in China and Brazil, where stock valuations are compelling. We believe that China is attractive for several reasons. It is spending a substantial amount of money to stimulate its economy. Chinese consumers are not overburdened with household debt and discretionary incomes are rising. The country has a healthy banking system, and it is increasing loans for both consumers and businesses. We believe that China’s GDP growth could outpace that of many developed countries for years to come. Brazil is a large exporter of commodities, and should benefit when global demand for commodities picks up. The fund’s investments in both areas are focused on three themes — infrastructure development, banks and technology.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Pacific/Asia Fund

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 40.21% without sales charge.

■

In an environment of contracting economic growth and falling stock prices, the fund, its benchmarks — the MSCI AC Asia Pacific Index and the MSCI EAFE Index[1] — and the average return of its peer group, the Lipper Pacific Regions Funds Classification[2], all declined more than 40%.

■	Individual stock performance was the main driver of return. While many of the fund’s holdings declined, certain utility, consumer and technology stocks produced positive results.

Portfolio Management

Fred Copper has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Daisuke Nomoto has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–40.21% Class A shares (without sales charge)
–40.25% MSCI All Country Asia Pacific Index
–46.51% MSCI EAFE Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Pacific/Asia Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	11,651	10,986
Class C	11,558	11,558
Class Z	11,673	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
1-year	–40.21	–43.62	–40.69	–41.20	–40.10
5-year	–2.96	–4.10	–3.12	–3.12	–2.93
10-year	1.54	0.94	1.46	1.46	1.56

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.51
Class C	2.26
Class Z	1.26

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Pacific/Asia Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the predecessor fund is December 31, 1992.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Pacific/Asia Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	747.29	1,015.46	8.28	9.55	1.90
Class C	1,000.00	1,000.00	743.40	1,011.72	11.52	13.29	2.65
Class Z	1,000.00	1,000.00	747.69	1,016.70	7.19	8.30	1.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	4.82
Class C	4.78
Class Z	4.83

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	1.36
Class C	1.36
Class Z	1.36

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 40.21% without sales charge. The fund performed in line with the MSCI AC Asia Pacific Index, which returned negative 40.25% and held up better than the MSCI EAFE Index, which returned negative 46.51% for the same period.1 The fund also did better than the average return of its peer group, the Lipper Pacific Regions Funds Classification2, which returned negative 43.01%. Individual stock performance was the main driver of return during the period. While many of the fund’s holdings declined, certain utility, consumer and technology stocks produced positive results.

Utility and consumer stocks helped limit losses

In an environment of contracting economic growth, stock prices fell in all major world markets. The fund did not escape this downturn, which affected every major sector represented in the fund. However, certain utility and consumer stocks held by the fund helped limit losses.

During periods of economic difficulty, utility stocks are viewed as safe havens because they have predictable revenue streams, and some of the fund’s utility holdings generated positive returns. Energy Development, a geothermal energy producer in the Philippines, was one of the best performing stocks in the portfolio. When we purchased the stock, it had declined dramatically because of credit concerns that we thought were unreasonable. When the credit concerns were lifted, the stock became a significant outperformer. Guangdong Investment, a Hong Kong-based water utility, sold off sharply in 2008, and we thought its decline was unwarranted, given the stability of its cash flows. Over the 12-month period, the stock produced a positive return.

At a time when most consumers sought bargains, certain companies that offered high quality, lower cost items gained market share and saw their stock prices rise. Among consumer discretionary companies, Japan’s Fast Retailing, which provides inexpensive but fashionable apparel, rose because of stronger sales. Dongfeng Motor Group, a large domestic auto producer in China, was also helpful, as auto sales in China were resilient. Certain consumer staples stocks were also noteworthy. Toyo Suisan Kaisha, a manufacturer of processed food in Japan, saw its market share increase and was one of the biggest positive contributors to performance. The company benefited in two ways. First, processed food is relatively inexpensive and provides cheaper alternatives for consumers; and second, agricultural prices declined, which reduced the company’s operating costs.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report (continued) – Columbia Pacific/Asia Fund

Technology stocks rebounded

Although technology stocks in the fund lost more than 30% for the period, certain technology companies were relatively strong near the end of the period and helped offset some losses. NetEase.com, an online gaming company in China, led the fund’s technology holdings. In a weak economy, the company provided a low-cost source of entertainment. In the technology sector, we favored companies that might be early beneficiaries of economic stabilization. Semiconductor companies are in this category because they are one of the building blocks of virtually all electronic devices. They often see a pick-up in business as companies begin manufacturing more goods to replenish inventories. Over the period, we held United Microelectronics and Macronix International, two Taiwan-based semiconductor manufacturers. While both companies declined, they rose significantly from their lowest levels; and we believe they have the potential for strong performance in the future.

A focus on emerging markets

We believe that emerging markets have the potential to outperform most developed markets over the long term, and our individual stock selection process has resulted in overweights in China, Thailand and Singapore. In Singapore, for example, we added Epure International, a water utility. Water is becoming a scarce resource, and the delivery and treatment of water is developing as a theme in the portfolio. Epure has had consistent earnings, and it generated a positive return over the period.

Using market pullbacks to purchase attractively valued stocks

We believe that the stock market rally at the end of March reflected the willingness of governments to solve the global financial crisis. The rally may also be an indication that the pace of deceleration in economic growth is slowing. While we may see another substantial equity market sell-off in the short-term, we believe that such a downturn could produce attractive buying opportunities. As we look ahead, we plan to continue to select stocks on a case-by-case basis, emphasizing high quality companies with good balance sheets and solid business prospects.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 countries

as of 03/31/09 (%)
Japan	48.0
Australia	10.3
South Korea	8.2
China	8.0
Taiwan	4.5

Top 10 holdings

as of 03/31/09 (%)
Toyota Motor	2.2
BHP Billiton	2.2
Samsung Electronics	2.1
Commonwealth Bank of Australia	2.1
Sumitomo Mitsui Financial Group	1.7
Nintendo	1.7
Canon	1.6
Industrial & Commercial Bank of China	1.5
Nippon Telegraph & Telephone	1.4
Takeda Pharmaceutical	1.3

Holdings discussed in this report

as of 3/31/09 (%)
Energy Development	1.0
Guangdong Investment	1.0
Fast Retailing	0.6
Dongfeng Motor Group	0.9
Toyo Suisan Kaisha	0.5
NetEase.com	0.8
United Microelectronics	0.9
Macronix International	1.0
Epure International	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Blended Equity Fund

March 31, 2009

Common Stocks – 98.0%

	Shares	Value ($)
Consumer Discretionary – 9.3%
Auto Components – 1.6%
BorgWarner, Inc.	110,000	2,233,000

Auto Components Total		2,233,000

Hotels, Restaurants & Leisure – 0.1%
International Game Technology	4,100	37,802
Starwood Hotels & Resorts Worldwide, Inc.	3,800	48,260

Hotels, Restaurants & Leisure Total		86,062

Media – 1.9%
Interpublic Group of Companies, Inc. (a)	1,155	4,759
John Wiley & Sons, Inc., Class A	90,000	2,680,200

Media Total		2,684,959

Multiline Retail – 4.3%
Target Corp.	176,400	6,066,396

Multiline Retail Total		6,066,396

Specialty Retail – 0.7%
TJX Companies, Inc.	37,530	962,269

Specialty Retail Total		962,269

Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp.	23,230	981,467

Textiles, Apparel & Luxury Goods Total		981,467

Consumer Discretionary Total		13,014,153

Consumer Staples – 11.5%
Food & Staples Retailing – 4.6%
Wal-Mart Stores, Inc.	124,000	6,460,400

Food & Staples Retailing Total		6,460,400

Food Products – 2.3%
Archer Daniels Midland Co.	70,000	1,944,600
Kraft Foods, Inc., Class A	61,036	1,360,492

Food Products Total		3,305,092

Household Products – 0.7%
Colgate-Palmolive Co.	16,380	966,092

Household Products Total		966,092

Personal Products – 0.7%
Avon Products, Inc.	49,760	956,885

Personal Products Total		956,885

Tobacco – 3.2%
Philip Morris International, Inc.	126,420	4,498,024

Tobacco Total		4,498,024

Consumer Staples Total		16,186,493

	Shares	Value ($)
Energy – 10.8%
Oil, Gas & Consumable Fuels – 10.8%
Apache Corp.	42,500	2,723,825
Chevron Corp.	37,100	2,494,604
Exxon Mobil Corp.	89,222	6,076,018
Hess Corp.	14,810	802,702
Petroleo Brasileiro SA, ADR	80,000	2,437,600
Royal Dutch Shell PLC, ADR	12,100	536,030

Oil, Gas & Consumable Fuels Total		15,070,779

Energy Total		15,070,779

Financials – 14.0%
Capital Markets – 7.0%
Ameriprise Financial, Inc.	8,920	182,771
Bank of New York Mellon Corp.	49,088	1,386,736
Goldman Sachs Group, Inc.	30,000	3,180,600
State Street Corp.	164,800	5,072,544

Capital Markets Total		9,822,651

Commercial Banks – 1.8%
PNC Financial Services Group, Inc.	10,500	307,545
SunTrust Banks, Inc.	71,000	833,540
U.S. Bancorp	13,400	195,774
Wells Fargo & Co.	87,000	1,238,880

Commercial Banks Total		2,575,739

Consumer Finance – 0.0%
American Express Co.	1,100	14,993

Consumer Finance Total		14,993

Diversified Financial Services – 0.9%
JPMorgan Chase & Co.	48,280	1,283,283

Diversified Financial Services Total		1,283,283

Insurance – 3.3%
Berkshire Hathaway Inc., Class A (a)	39	3,381,300
Lincoln National Corp.	36,600	244,854
MetLife, Inc.	40,630	925,145

Insurance Total		4,551,299

Real Estate Management & Development – 1.0%
St. Joe Co. (a)	80,000	1,339,200

Real Estate Management & Development Total		1,339,200

Financials Total		19,587,165

Health Care – 17.8%
Biotechnology – 1.9%
Amgen, Inc. (a)	25,880	1,281,578
Genzyme Corp. (a)	22,100	1,312,519

Biotechnology Total		2,594,097

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care Equipment & Supplies – 1.8%
Becton Dickinson & Co.	15,000	1,008,600
Hospira, Inc. (a)	18,100	558,566
Medtronic, Inc.	32,240	950,113

Health Care Equipment & Supplies Total		2,517,279

Health Care Providers & Services – 0.7%
Express Scripts, Inc. (a)	20,590	950,640

Health Care Providers & Services Total		950,640

Pharmaceuticals – 13.4%
Abbott Laboratories	130,100	6,205,770
Johnson & Johnson	122,478	6,442,343
Novo Nordisk A/S, ADR	70,000	3,358,600
Pfizer, Inc.	94,058	1,281,070
Schering-Plough Corp.	19,100	449,805
Wyeth	25,310	1,089,342

Pharmaceuticals Total		18,826,930

Health Care Total		24,888,946

Industrials – 9.2%
Aerospace & Defense – 4.0%
Bombardier, Inc., Class B	900,000	2,097,000
Honeywell International, Inc.	40,770	1,135,852
Lockheed Martin Corp.	18,090	1,248,753
United Technologies Corp.	26,210	1,126,506

Aerospace & Defense Total		5,608,111

Commercial Services & Supplies – 1.1%
Waste Management, Inc.	59,100	1,512,960

Commercial Services & Supplies Total		1,512,960

Construction & Engineering – 1.4%
Quanta Services, Inc. (a)	93,880	2,013,726

Construction & Engineering Total		2,013,726

Industrial Conglomerates – 0.9%
General Electric Co.	118,610	1,199,147

Industrial Conglomerates Total		1,199,147

Machinery – 1.8%
Dover Corp.	51,100	1,348,018
Parker Hannifin Corp.	36,080	1,225,998

Machinery Total		2,574,016

Industrials Total		12,907,960

Information Technology – 16.5%
Communications Equipment – 4.7%
Cisco Systems, Inc. (a)	391,365	6,563,191

Communications Equipment Total		6,563,191

	Shares	Value ($)
Computers & Peripherals – 4.3%
Apple, Inc. (a)	25,000	2,628,000
EMC Corp. (a)	98,990	1,128,486
NCR Corp. (a)	1,200	9,540
Teradata Corp. (a)	141,200	2,290,264

Computers & Peripherals Total		6,056,290

IT Services – 1.2%
MasterCard, Inc., Class A	10,000	1,674,800

IT Services Total		1,674,800

Semiconductors & Semiconductor Equipment – 0.7%
Texas Instruments, Inc.	57,620	951,306

Semiconductors & Semiconductor Equipment Total		951,306

Software – 5.6%
Microsoft Corp.	429,900	7,897,263

Software Total		7,897,263

Information Technology Total		23,142,850

Materials – 6.7%
Chemicals – 4.7%
Huabao International Holdings Ltd.	2,750,000	2,263,696
Monsanto Co.	52,500	4,362,750

Chemicals Total		6,626,446

Metals & Mining – 2.0%
Newmont Mining Corp.	17,870	799,861
Nucor Corp.	50,000	1,908,500

Metals & Mining Total		2,708,361

Materials Total		9,334,807

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	44,840	1,129,968

Diversified Telecommunication Services Total		1,129,968

Telecommunication Services Total		1,129,968

Utilities – 1.4%
Multi-Utilities – 1.4%
PG&E Corp.	26,840	1,025,825
Public Service Enterprise Group, Inc.	33,380	983,709

Multi-Utilities Total		2,009,534

Utilities Total		2,009,534

Total Common Stocks (cost of $91,740,883)		137,272,655

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2009

Short-Term Obligation – 2.0%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/22/13, market value $2,914,900 (repurchase proceeds $2,855,011)	2,855,000	2,855,000

Total Short-Term Obligation (cost of $2,855,000)		2,855,000

Total Investments – 100.0% (cost of $94,595,883)(b)		140,127,655

Other Assets & Liabilities, Net – 0.0%		(16,879)

Net Assets – 100.0%		140,110,776

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$135,008,959	$—
Level 2 – Other Significant Observable Inputs	5,118,696	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$140,127,655	$—

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for the purposes of fair market valuation.

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$2,344,896	$—
Accretion of discounts/Amortization of premiums	—	—
Realized loss	(2,167,530)	—
Change in unrealized appreciation	645,952	—
Net sales	(823,318)	—
Transfers in and/or out of Level 3	—	—

Balance as of March 31, 2009	$—	$—

The change in unrealized gains attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $645,952. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $95,246,009.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	17.8
Information Technology	16.5
Financials	14.0
Consumer Staples	11.5
Energy	10.8
Consumer Discretionary	9.3
Industrials	9.2
Materials	6.7
Utilities	1.4
Telecommunication Services	0.8

98.0
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	0.0

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Energy and Natural Resources Fund

March 31, 2009

Common Stocks – 91.7%

	Shares	Value ($)
Consumer Staples – 2.7%
Food Products – 2.7%
Archer-Daniels-Midland Co.	350,000	9,723,000

Food Products Total		9,723,000

Consumer Staples Total		9,723,000

Energy – 58.3%
Energy Equipment & Services – 15.3%
Halliburton Co.	350,000	5,414,500
National-Oilwell Varco, Inc. (a)	300,000	8,613,000
Pride International, Inc. (a)	525,000	9,439,500
Transocean Ltd. (a)	350,000	20,594,000
Weatherford International Ltd. (a)	1,025,000	11,346,750

Energy Equipment & Services Total		55,407,750

Oil, Gas & Consumable Fuels – 43.0%
Apache Corp.	200,000	12,818,000
Chevron Corp.	100,000	6,724,000
Denbury Resources, Inc. (a)	250,000	3,715,000
EXCO Resources, Inc. (a)	450,000	4,500,000
Exxon Mobil Corp.	650,000	44,265,000
Gasco Energy, Inc. (a)	2,300,000	897,000
Hess Corp.	175,000	9,485,000
Noble Energy, Inc.	100,000	5,388,000
Northern Oil And Gas, Inc. (a)	974,435	3,507,966
Occidental Petroleum Corp.	200,000	11,130,000
Oilsands Quest, Inc. (a)	1,800,000	1,296,000
Peabody Energy Corp.	200,000	5,008,000
PetroHawk Energy Corp. (a)	200,000	3,846,000
Petroquest Energy, Inc. (a)	250,000	600,000
Plains Exploration & Production Co. (a)	150,000	2,584,500
Rex Energy Corp. (a)	500,000	1,435,000
Suncor Energy, Inc.	400,000	8,884,000
Talisman Energy, Inc.	200,000	2,100,000
Total SA, ADR	225,000	11,038,500
Walter Industries, Inc.	500,000	11,435,000
XTO Energy, Inc.	150,000	4,593,000

Oil, Gas & Consumable Fuels Total		155,249,966

Energy Total		210,657,716

Industrials – 3.3%
Marine – 2.4%
Genco Shipping & Trading Ltd.	700,000	8,638,000

Marine Total		8,638,000

	Shares	Value ($)
Transportation Infrastructure – 0.9%
Aegean Marine Petroleum Network, Inc.	200,000	3,350,000

Transportation Infrastructure Total		3,350,000

Industrials Total		11,988,000

Materials – 23.7%
Chemicals – 13.4%
Monsanto Co.	125,000	10,387,500
Mosaic Co.	225,000	9,445,500
Praxair, Inc.	150,000	10,093,500
Scotts Miracle-Gro Co., Class A	300,000	10,410,000
Sociedad Quimica y Minera de Chile SA, ADR	300,000	7,968,000

Chemicals Total		48,304,500

Metals & Mining – 10.3%
Barrick Gold Corp.	300,000	9,726,000
BHP Billiton Ltd., ADR	250,000	11,150,000
Cia Vale do Rio Doce, ADR	650,000	8,645,000
Freeport-McMoRan Copper & Gold, Inc.	200,000	7,622,000

Metals & Mining Total		37,143,000

Materials Total		85,447,500

Utilities – 3.7%
Multi-Utilities – 3.7%
PG&E Corp.	350,000	13,377,000

Multi-Utilities Total		13,377,000

Utilities Total		13,377,000

Total Common Stocks (cost of $341,003,194)		331,193,216

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund

March 31, 2009

Short-Term Obligation – 12.8%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $47,019,500 (repurchase proceeds $46,096,179)	46,096,000	46,096,000

Total Short-Term Obligation (cost of $46,096,000)		46,096,000

Total Investments – 104.5% (cost of $387,099,194)(b)		377,289,216

Other Assets & Liabilities, Net – (4.5)%		(16,312,811)

Net Assets – 100.0%		360,976,405

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$331,193,216	$—
Level 2 – Other Significant Observable Inputs	46,096,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$377,289,216	$—

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $429,325,203.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	58.3
Materials	23.7
Utilities	3.7
Industrials	3.3
Consumer Staples	2.7

91.7
Short-Term Obligation	12.8
Other Assets & Liabilities, Net	(4.5)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Core Fund

March 31, 2009

Common Stocks – 98.2%

	Shares	Value ($)
Consumer Discretionary – 16.4%
Auto Components – 0.7%
Autoliv, Inc.	26,180	486,163

Auto Components Total		486,163

Distributors – 1.0%
Genuine Parts Co.	22,243	664,176

Distributors Total		664,176

Diversified Consumer Services – 0.8%
Apollo Group, Inc., Class A (a)	6,445	504,837

Diversified Consumer Services Total		504,837

Hotels, Restaurants & Leisure – 2.1%
Burger King Holdings, Inc.	14,123	324,123
Darden Restaurants, Inc.	15,196	520,615
Starwood Hotels & Resorts Worldwide, Inc.	41,641	528,840

Hotels, Restaurants & Leisure Total		1,373,578

Household Durables – 1.3%
NVR, Inc. (a)	506	216,441
Stanley Works	21,548	627,478

Household Durables Total		843,919

Leisure Equipment & Products – 0.6%
Hasbro, Inc.	16,424	411,750

Leisure Equipment & Products Total		411,750

Media – 1.1%
DIRECTV Group, Inc. (a)	16,900	385,151
Liberty Media Corp. – Entertainment, Class A (a)	16,317	325,524

Media Total		710,675

Multiline Retail – 2.4%
Big Lots, Inc. (a)	27,416	569,704
Dollar Tree, Inc. (a)	8,966	399,435
Nordstrom, Inc.	33,505	561,209

Multiline Retail Total		1,530,348

Specialty Retail – 5.2%
Aeropostale, Inc. (a)	13,128	348,680
Bed Bath & Beyond, Inc. (a)	18,387	455,078
Gap, Inc.	60,253	782,686
O’Reilly Automotive, Inc. (a)	11,174	391,202
Sherwin-Williams Co.	12,574	653,471
TJX Companies, Inc.	29,825	764,713

Specialty Retail Total		3,395,830

Textiles, Apparel & Luxury Goods – 1.2%
Polo Ralph Lauren Corp.	17,771	750,825

Textiles, Apparel & Luxury Goods Total		750,825

Consumer Discretionary Total		10,672,101

	Shares	Value ($)
Consumer Staples – 6.4%
Beverages – 0.8%
Hansen Natural Corp. (a)	14,510	522,360

Beverages Total		522,360

Food & Staples Retailing – 1.0%
BJ’s Wholesale Club, Inc. (a)	8,497	271,819
Kroger Co.	18,400	390,448

Food & Staples Retailing Total		662,267

Food Products – 1.7%
Campbell Soup Co.	22,212	607,720
Dean Foods Co. (a)	27,927	504,920

Food Products Total		1,112,640

Household Products – 1.1%
Clorox Co.	13,539	696,988

Household Products Total		696,988

Personal Products – 1.8%
Avon Products, Inc.	40,057	770,296
Estee Lauder Companies, Inc., Class A	15,124	372,807

Personal Products Total		1,143,103

Consumer Staples Total		4,137,358

Energy – 7.2%
Energy Equipment & Services – 2.2%
Cameron International Corp. (a)	16,600	364,038
Nabors Industries Ltd. (a)	29,919	298,891
National-Oilwell Varco, Inc. (a)	9,920	284,803
Noble Corp.	20,077	483,655

Energy Equipment & Services Total		1,431,387

Oil, Gas & Consumable Fuels – 5.0%
Cabot Oil & Gas Corp.	17,931	422,633
Denbury Resources, Inc. (a)	20,826	309,474
Hess Corp.	7,439	403,194
Newfield Exploration Co. (a)	15,296	347,219
Noble Energy, Inc.	7,411	399,305
Peabody Energy Corp.	15,972	399,939
Southwestern Energy Co. (a)	16,135	479,048
Ultra Petroleum Corp. (a)	13,983	501,850

Oil, Gas & Consumable Fuels Total		3,262,662

Energy Total		4,694,049

Financials – 16.1%
Capital Markets – 4.7%
Ameriprise Financial, Inc.	22,795	467,070
Federated Investors, Inc., Class B	31,967	711,585

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Morgan Stanley	23,790	541,698
Northern Trust Corp.	11,477	686,554
State Street Corp.	21,775	670,235

Capital Markets Total		3,077,142

Commercial Banks – 2.1%
Cullen/Frost Bankers, Inc.	6,718	315,343
First Horizon National Corp.	37,709	404,999
PNC Financial Services Group, Inc.	12,396	363,079
TCF Financial Corp.	23,244	273,349

Commercial Banks Total		1,356,770

Insurance – 6.1%
ACE Ltd.	12,077	487,911
Aon Corp.	21,495	877,426
Axis Capital Holdings Ltd.	27,045	609,594
MetLife, Inc.	15,671	356,829
Platinum Underwriters Holdings Ltd.	12,042	341,511
Prudential Financial, Inc.	18,214	346,430
Reinsurance Group of America, Inc.	17,530	567,797
RenaissanceRe Holdings Ltd.	7,419	366,795

Insurance Total		3,954,293

Real Estate Investment Trusts (REITs) – 2.8%
Alexandria Real Estate Equities, Inc.	11,594	422,022
Digital Realty Trust, Inc.	16,077	533,435
Equity Lifestyle Properties, Inc.	7,552	287,731
National Retail Properties, Inc.	17,129	271,323
Nationwide Health Properties, Inc.	13,003	288,537

Real Estate Investment Trusts (REITs) Total		1,803,048

Real Estate Management & Development – 0.4%
St. Joe Co. (a)	14,633	244,956

Real Estate Management & Development Total		244,956

Financials Total		10,436,209

Health Care – 9.3%
Biotechnology – 1.3%
Cephalon, Inc. (a)	6,289	428,281
Vertex Pharmaceuticals, Inc. (a)	15,405	442,586

Biotechnology Total		870,867

Health Care Equipment & Supplies – 1.8%
Becton Dickinson & Co.	6,782	456,022
Boston Scientific Corp. (a)	23,839	189,520

	Shares	Value ($)
Hill-Rom Holdings, Inc.	30,318	299,845
Zimmer Holdings, Inc. (a)	6,073	221,664

Health Care Equipment & Supplies Total		1,167,051

Health Care Providers & Services – 4.3%
CIGNA Corp.	23,305	409,935
Express Scripts, Inc. (a)	16,323	753,633
Laboratory Corp. of America Holdings (a)	10,185	595,721
McKesson Corp.	18,133	635,380
Omnicare, Inc.	16,699	408,958

Health Care Providers & Services Total		2,803,627

Life Sciences Tools & Services – 1.1%
Covance, Inc. (a)	9,354	333,283
Life Technologies Corp. (a)	12,003	389,858

Life Sciences Tools & Services Total		723,141

Pharmaceuticals – 0.8%
Watson Pharmaceuticals, Inc. (a)	15,709	488,707

Pharmaceuticals Total		488,707

Health Care Total		6,053,393

Industrials – 11.9%
Aerospace & Defense – 2.3%
Goodrich Corp.	13,047	494,351
L-3 Communications Holdings, Inc.	6,516	441,784
Precision Castparts Corp.	9,711	581,689

Aerospace & Defense Total		1,517,824

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	15,486	345,957
Waste Management, Inc.	17,148	438,989

Commercial Services & Supplies Total		784,946

Electrical Equipment – 1.2%
Cooper Industries Ltd., Class A	18,929	489,504
Rockwell Automation, Inc.	13,150	287,196

Electrical Equipment Total		776,700

Industrial Conglomerates – 0.4%
Tyco International Ltd.	12,988	254,045

Industrial Conglomerates Total		254,045

Machinery – 2.8%
Flowserve Corp.	8,363	469,331
Graco, Inc.	18,867	322,060
Joy Global, Inc.	18,809	400,632
Parker Hannifin Corp.	18,952	643,989

Machinery Total		1,836,012

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Professional Services – 1.2%
Dun & Bradstreet Corp.	6,242	480,634
FTI Consulting, Inc. (a)	5,435	268,924

Professional Services Total		749,558

Road & Rail – 1.2%
CSX Corp.	13,917	359,755
Ryder System, Inc.	15,501	438,833

Road & Rail Total		798,588

Trading Companies & Distributors – 1.6%
W.W. Grainger, Inc.	9,466	664,324
WESCO International, Inc. (a)	18,859	341,725

Trading Companies & Distributors Total		1,006,049

Industrials Total		7,723,722

Information Technology – 14.3%
Communications Equipment – 2.0%
Brocade Communications Systems, Inc. (a)	138,228	476,887
Corning, Inc.	37,176	493,325
F5 Networks, Inc. (a)	15,454	323,761

Communications Equipment Total		1,293,973

Computers & Peripherals – 1.7%
NetApp, Inc. (a)	46,304	687,151
Sun Microsystems, Inc. (a)	9,541	69,840
Teradata Corp. (a)	19,936	323,362

Computers & Peripherals Total		1,080,353

Electronic Equipment, Instruments & Components – 1.9%
Agilent Technologies, Inc. (a)	29,800	458,026
Avnet, Inc. (a)	18,130	317,456
Dolby Laboratories, Inc., Class A (a)	12,626	430,673

Electronic Equipment, Instruments & Components Total		1,206,155

Internet Software & Services – 0.5%
Akamai Technologies, Inc. (a)	16,650	323,010

Internet Software & Services Total		323,010

IT Services – 1.4%
Affiliated Computer Services, Inc., Class A (a)	8,753	419,181
Computer Sciences Corp. (a)	14,127	520,439

IT Services Total		939,620

Semiconductors & Semiconductor Equipment – 4.0%
Analog Devices, Inc.	42,850	825,719
Linear Technology Corp.	36,153	830,796

	Shares	Value ($)
Verigy Ltd. (a)	40,543	334,480
Xilinx, Inc.	32,741	627,318

Semiconductors & Semiconductor Equipment Total		2,618,313

Software – 2.8%
Activision Blizzard, Inc. (a)	48,409	506,358
Adobe Systems, Inc. (a)	9,556	204,403
BMC Software, Inc. (a)	13,441	443,553
Citrix Systems, Inc. (a)	14,289	323,503
VMware, Inc., Class A (a)	15,229	359,709

Software Total		1,837,526

Information Technology Total		9,298,950

Materials – 5.4%
Chemicals – 2.6%
Air Products & Chemicals, Inc.	10,858	610,763
International Flavors & Fragrances, Inc.	7,675	233,781
Intrepid Potash, Inc. (a)	31,356	578,518
PPG Industries, Inc.	7,618	281,104

Chemicals Total		1,704,166

Containers & Packaging – 2.2%
Crown Holdings, Inc. (a)	28,369	644,827
Packaging Corp. of America	37,594	489,474
Sonoco Products Co.	14,712	308,658

Containers & Packaging Total		1,442,959

Metals & Mining – 0.6%
Nucor Corp.	10,002	381,776

Metals & Mining Total		381,776

Materials Total		3,528,901

Telecommunication Services – 2.2%
Diversified Telecommunication Services – 1.3%
CenturyTel, Inc.	18,829	529,472
Frontier Communications Corp.	42,680	306,442

Diversified Telecommunication Services Total		835,914

Wireless Telecommunication Services – 0.9%
NII Holdings, Inc. (a)	16,839	252,585
Rogers Communications, Inc., Class B	13,782	314,643

Wireless Telecommunication Services Total		567,228

Telecommunication Services Total		1,403,142

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Utilities – 9.0%
Electric Utilities – 2.4%
Entergy Corp.	7,702	524,429
FPL Group, Inc.	11,519	584,359
Northeast Utilities	21,644	467,294

Electric Utilities Total		1,576,082

Gas Utilities – 1.8%
Energen Corp.	10,681	311,138
Questar Corp.	16,061	472,675
UGI Corp.	16,668	393,532

Gas Utilities Total		1,177,345

Independent Power Producers & Energy Traders – 0.8%
NRG Energy, Inc. (a)	30,032	528,563

Independent Power Producers & Energy Traders Total		528,563

Multi-Utilities – 4.0%
NSTAR	15,080	480,750
OGE Energy Corp.	21,661	515,965
PG&E Corp.	27,974	1,069,166
Xcel Energy, Inc.	27,007	503,141

Multi-Utilities Total		2,569,022

Utilities Total		5,851,012

Total Common Stocks (cost of $66,740,232)		63,798,837

Investment Company – 1.5%
iShares Russell Midcap Index Fund	17,980	971,100

Total Investment Company (cost of $961,013)		971,100

Short-Term Obligation – 0.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $451,000 (repurchase proceeds $438,002)	438,000	438,000

Total Short-Term Obligation (cost of $438,000)		438,000

Total Investments – 100.4% (cost of $68,139,245)(b)		65,207,937

Other Assets & Liabilities, Net – (0.4)%		(257,985)

Net Assets – 100.0%		64,949,952

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$64,769,937	$—
Level 2 – Other Significant Observable Inputs	438,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$65,207,937	$—

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $68,959,018.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	16.4
Financials	16.1
Information Technology	14.3
Industrials	11.9
Health Care	9.3
Utilities	9.0
Energy	7.2
Consumer Staples	6.4
Materials	5.4
Telecommunication Services	2.2

98.2
Investment Company	1.5
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	(0.4)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Large Cap Growth Fund

March 31, 2009

Common Stocks – 97.4%

	Shares	Value ($)
Consumer Discretionary – 14.7%
Diversified Consumer Services – 2.8%
Apollo Group, Inc., Class A (a)	297,150	23,275,759

Diversified Consumer Services Total		23,275,759

Hotels, Restaurants & Leisure – 4.1%
Carnival Corp.	1,534,831	33,152,350

Hotels, Restaurants & Leisure Total		33,152,350

Internet & Catalog Retail – 4.7%
Amazon.com, Inc. (a)	527,025	38,704,716

Internet & Catalog Retail Total		38,704,716

Specialty Retail – 3.1%
GameStop Corp., Class A (a)	899,570	25,205,951

Specialty Retail Total		25,205,951

Consumer Discretionary Total		120,338,776

Consumer Staples – 3.0%
Food & Staples Retailing – 3.0%
Costco Wholesale Corp.	532,802	24,679,389

Food & Staples Retailing Total		24,679,389

Consumer Staples Total		24,679,389

Energy – 4.2%
Energy Equipment & Services – 4.2%
FMC Technologies, Inc. (a)	1,088,459	34,144,959

Energy Equipment & Services Total		34,144,959

Energy Total		34,144,959

Financials – 8.7%
Capital Markets – 4.2%
T. Rowe Price Group, Inc.	1,184,803	34,193,415

Capital Markets Total		34,193,415

Diversified Financial Services – 4.5%
CME Group, Inc.	150,573	37,099,681

Diversified Financial Services Total		37,099,681

Financials Total		71,293,096

Health Care – 29.9%
Biotechnology – 7.0%
Celgene Corp. (a)	599,379	26,612,428
Gilead Sciences, Inc. (a)	662,042	30,665,785

Biotechnology Total		57,278,213

	Shares	Value ($)
Health Care Equipment & Supplies – 6.5%
Alcon, Inc.	297,320	27,029,361
Intuitive Surgical, Inc. (a)	274,654	26,191,006

Health Care Equipment & Supplies Total		53,220,367

Health Care Providers & Services – 4.1%
Medco Health Solutions, Inc. (a)	808,230	33,412,228

Health Care Providers & Services Total		33,412,228

Life Sciences Tools & Services – 8.2%
Covance, Inc. (a)	824,507	29,377,184
Illumina, Inc. (a)	1,022,800	38,089,072

Life Sciences Tools & Services Total		67,466,256

Pharmaceuticals – 4.1%
Allergan, Inc.	700,022	33,433,051

Pharmaceuticals Total		33,433,051

Health Care Total		244,810,115

Industrials – 7.3%
Air Freight & Logistics – 3.5%
Expeditors International Washington, Inc.	1,008,772	28,538,160

Air Freight & Logistics Total		28,538,160

Electrical Equipment – 3.8%
First Solar, Inc. (a)	231,066	30,662,458

Electrical Equipment Total		30,662,458

Industrials Total		59,200,618

Information Technology – 25.9%
Communications Equipment – 8.8%
QUALCOMM, Inc.	995,954	38,752,570
Research In Motion Ltd. (a)	766,485	33,012,509

Communications Equipment Total		71,765,079

Computers & Peripherals – 4.6%
Apple, Inc. (a)	360,190	37,863,173

Computers & Peripherals Total		37,863,173

Internet Software & Services – 4.5%
Google, Inc., Class A (a)	106,339	37,012,352

Internet Software & Services Total		37,012,352

IT Services – 8.0%
Infosys Technologies Ltd., ADR	1,097,718	29,232,231
MasterCard, Inc., Class A	214,534	35,930,154

IT Services Total		65,162,385

Information Technology Total		211,802,989

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 3.7%
Wireless Telecommunication Services – 3.7%
America Movil SAB de CV, Series L, ADR	1,120,331	30,338,563

Wireless Telecommunication Services Total		30,338,563

Telecommunication Services Total		30,338,563

Total Common Stocks (cost of $979,140,081)		796,608,505

Short-Term Obligation – 4.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $34,034,000 (repurchase proceeds $33,365,130)	33,365,000	33,365,000

Total Short-Term Obligation (cost of $33,365,000)		33,365,000

Total Investments – 101.5% (cost of $1,012,505,081)(b)		829,973,505

Other Assets & Liabilities, Net – (1.5)%		(12,303,350)

Net Assets – 100.0%		817,670,155

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$796,608,505	$—
Level 2 – Other Significant Observable Inputs	33,365,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$829,973,505	$—

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,014,403,574.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	29.9
Information Technology	25.9
Consumer Discretionary	14.7
Financials	8.7
Industrials	7.3
Energy	4.2
Telecommunication Services	3.7
Consumer Staples	3.0

97.4
Short-Term Obligation	4.1
Other Assets & Liabilities	(1.5)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Opportunities Fund

March 31, 2009

Common Stocks – 97.6%

	Shares	Value ($)
Consumer Discretionary – 9.7%
Auto Components – 2.3%
BorgWarner, Inc.	157,070	3,188,521

Auto Components Total		3,188,521

Hotels, Restaurants & Leisure – 1.8%
Bally Technologies, Inc. (a)	29,753	548,050
Carnival Corp.	33,022	713,275
Starbucks Corp. (a)	61,038	678,132
WMS Industries, Inc. (a)	24,126	504,475

Hotels, Restaurants & Leisure Total		2,443,932

Media – 3.2%
Comcast Corp., Class A	91,231	1,244,391
DIRECTV Group, Inc. (a)	37,028	843,868
John Wiley & Sons, Inc., Class A	78,312	2,332,132

Media Total		4,420,391

Multiline Retail – 1.0%
Target Corp.	37,823	1,300,733

Multiline Retail Total		1,300,733

Specialty Retail – 1.4%
Best Buy Co., Inc.	16,900	641,524
Lowe’s Companies, Inc.	50,456	920,822
Urban Outfitters, Inc. (a)	19,814	324,355

Specialty Retail Total		1,886,701

Consumer Discretionary Total		13,240,278

Consumer Staples – 7.4%
Beverages – 1.7%
Molson Coors Brewing Co., Class B	14,013	480,365
PepsiCo, Inc.	36,387	1,873,203

Beverages Total		2,353,568

Food Products – 2.8%
Archer Daniels Midland Co.	86,940	2,415,193
Kraft Foods, Inc., Class A	36,088	804,402
Sanderson Farms, Inc.	15,671	588,446

Food Products Total		3,808,041

Household Products – 0.9%
Procter & Gamble Co.	27,338	1,287,347

Household Products Total		1,287,347

Personal Products – 1.5%
Avon Products, Inc.	47,729	917,828
Herbalife Ltd.	26,309	394,109
Mead Johnson Nutrition Co., Class A (a)	23,832	688,030

Personal Products Total		1,999,967

	Shares	Value ($)
Tobacco – 0.5%
Philip Morris International, Inc.	18,384	654,103

Tobacco Total		654,103

Consumer Staples Total		10,103,026

Energy – 13.8%
Energy Equipment & Services – 1.4%
Core Laboratories N.V.	11,547	844,779
Schlumberger Ltd.	16,691	677,988
Wellstream Holdings PLC	63,406	393,025

Energy Equipment & Services Total		1,915,792

Oil, Gas & Consumable Fuels – 12.4%
Apache Corp.	82,037	5,257,751
Cimarex Energy Co.	126,597	2,326,853
Exxon Mobil Corp.	53,574	3,648,389
Noble Energy, Inc.	12,925	696,399
Peabody Energy Corp.	14,221	356,094
Petroleo Brasileiro SA, ADR	150,889	4,597,588

Oil, Gas & Consumable Fuels Total		16,883,074

Energy Total		18,798,866

Financials – 14.7%
Capital Markets – 3.5%
Goldman Sachs Group, Inc.	44,232	4,689,477

Capital Markets Total		4,689,477

Commercial Banks – 2.0%
First Horizon National Corp.	80,973	869,650
Wells Fargo & Co.	128,841	1,834,696

Commercial Banks Total		2,704,346

Diversified Financial Services – 6.3%
Hong Kong Exchanges & Clearing Ltd.	154,900	1,459,944
JPMorgan Chase & Co.	124,315	3,304,293
NASDAQ OMX Group, Inc. (a)	126,002	2,467,119
Singapore Exchange Ltd.	408,385	1,369,383

Diversified Financial Services Total		8,600,739

Insurance – 2.9%
Berkshire Hathaway Inc., Class A (a)	45	3,901,500

Insurance Total		3,901,500

Financials Total		19,896,062

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care – 11.8%
Biotechnology – 1.8%
Gilead Sciences, Inc. (a)	21,379	990,275
OSI Pharmaceuticals, Inc. (a)	10,535	403,069
Seattle Genetics, Inc. (a)	33,619	331,484
Senomyx, Inc. (a)	398,956	634,340

Biotechnology Total		2,359,168

Health Care Equipment & Supplies – 1.4%
Becton Dickinson & Co.	28,226	1,897,916

Health Care Equipment & Supplies Total		1,897,916

Health Care Providers & Services – 0.5%
Aetna, Inc.	17,019	414,072
AMERIGROUP Corp. (a)	9,727	267,882

Health Care Providers & Services Total		681,954

Life Sciences Tools & Services – 0.6%
Life Technologies Corp. (a)	16,977	551,413
QIAGEN N.V. (a)	17,726	282,907

Life Sciences Tools & Services Total		834,320

Pharmaceuticals – 7.5%
Abbott Laboratories	35,416	1,689,343
Johnson & Johnson	67,187	3,534,036
Novo Nordisk A/S, ADR	103,495	4,965,690

Pharmaceuticals Total		10,189,069

Health Care Total		15,962,427

Industrials – 12.0%
Air Freight & Logistics – 1.9%
Expeditors International Washington, Inc.	89,840	2,541,574

Air Freight & Logistics Total		2,541,574

Building Products – 1.3%
Simpson Manufacturing Co., Inc.	99,801	1,798,414

Building Products Total		1,798,414

Construction & Engineering – 5.8%
Granite Construction, Inc.	57,051	2,138,271
Quanta Services, Inc. (a)	268,230	5,753,534

Construction & Engineering Total		7,891,805

Electrical Equipment – 2.4%
American Superconductor Corp. (a)	188,685	3,266,137

Electrical Equipment Total		3,266,137

Industrial Conglomerates – 0.6%
General Electric Co.	79,009	798,781

Industrial Conglomerates Total		798,781

Industrials Total		16,296,711

	Shares	Value ($)
Information Technology – 17.6%
Communications Equipment – 0.5%
Brocade Communications Systems, Inc. (a)	212,015	731,452

Communications Equipment Total		731,452

Computers & Peripherals – 6.5%
Apple, Inc. (a)	36,393	3,825,632
Hewlett-Packard Co.	76,791	2,461,920
International Business Machines Corp.	26,661	2,583,184

Computers & Peripherals Total		8,870,736

Electronic Equipment, Instruments & Components – 0.4%
LG Display Co., Ltd., ADR	51,194	523,202

Electronic Equipment, Instruments & Components Total		523,202

Internet Software & Services – 1.4%
Google, Inc., Class A (a)	5,319	1,851,331

Internet Software & Services Total		1,851,331

IT Services – 3.8%
Affiliated Computer Services, Inc., Class A (a)	19,379	928,060
Fiserv, Inc. (a)	21,282	775,942
Hewitt Associates, Inc., Class A	19,121	569,041
MasterCard, Inc., Class A	16,829	2,818,521

IT Services Total		5,091,564

Semiconductors & Semiconductor Equipment – 1.6%
Altera Corp.	30,157	529,255
Intel Corp.	83,175	1,251,784
Linear Technology Corp.	19,860	456,383

Semiconductors & Semiconductor Equipment Total		2,237,422

Software – 3.4%
Microsoft Corp.	173,994	3,196,270
Nintendo Co., Ltd.	2,000	574,835
Oracle Corp.	44,362	801,621

Software Total		4,572,726

Information Technology Total		23,878,433

Materials – 8.6%
Chemicals – 3.2%
Huabao International Holdings Ltd.	3,700,286	3,045,935
Monsanto Co.	15,865	1,318,382

Chemicals Total		4,364,317

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Construction Materials – 2.0%
Vulcan Materials Co.	59,771	2,647,257

Construction Materials Total		2,647,257

Metals & Mining – 3.4%
ArcelorMittal, SA	20,721	415,249
Cliffs Natural Resources, Inc.	20,560	373,370
Kaiser Aluminum Corp.	26,361	609,466
Nucor Corp.	84,670	3,231,854

Metals & Mining Total		4,629,939

Materials Total		11,641,513

Utilities – 2.0%
Electric Utilities – 0.3%
Northeast Utilities	21,715	468,827

Electric Utilities Total		468,827

Independent Power Producers & Energy Traders – 1.0%
AES Corp. (a)	222,349	1,291,848

Independent Power Producers & Energy Traders Total		1,291,848

Multi-Utilities – 0.7%
Public Service Enterprise Group, Inc.	33,656	991,842

Multi-Utilities Total		991,842

Utilities Total		2,752,517

Total Common Stocks (cost of $141,091,154)		132,569,833

Short-Term Obligation – 3.0%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $4,169,000 (repurchase proceeds $4,083,016)	4,083,000	4,083,000

Total Short-Term Obligation (cost of $4,083,000)		4,083,000

Total Investments – 100.6% (cost of $145,174,154)(b)		136,652,833

Other Assets & Liabilities, Net – (0.6)%		(847,441)

Net Assets – 100.0%		135,805,392

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$125,726,710	$—
Level 2 – Other Significant Observable Inputs	10,926,123	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$136,652,833	$—

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for the purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2009

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$6,801,145	$—
Accretion of discounts/Amortization of Premiums	—	—
Realized loss	(4,960,916)	—
Change in unrealized appreciation	1,182,930	—
Net sales	(3,023,159)	—
Transfers in and/or out of Level 3	—	—

Balance as of March 31, 2009	$—	$—

The change in unrealized gains attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $1,182,930. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $146,231,577.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	17.6
Financials	14.7
Energy	13.8
Industrials	12.0
Health Care	11.8
Consumer Discretionary	9.7
Materials	8.6
Consumer Staples	7.4
Utilities	2.0

97.6
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(0.6)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Small Cap Fund

March 31, 2009

Common Stocks – 98.1%

	Shares	Value ($)
Consumer Cyclical – 5.2%

Home Builders – 5.2%
Meritage Home Corp. (a)	640,000	7,308,800
Ryland Group, Inc.	620,000	10,329,200

Home Builders Total		17,638,000

Consumer Discretionary – 10.9%
Auto Components – 1.0%
Drew Industries, Inc. (a)	373,000	3,237,640

Auto Components Total		3,237,640

Automobiles – 2.7%
Thor Industries, Inc.	580,000	9,059,600

Automobiles Total		9,059,600

Specialty Retail – 5.6%
Hibbett Sports, Inc. (a)	540,000	10,378,800
Williams-Sonoma, Inc.	820,000	8,265,600

Specialty Retail Total		18,644,400

Textiles, Apparel & Luxury Goods – 1.6%
Columbia Sportswear Co.	180,000	5,385,600

Textiles, Apparel & Luxury Goods Total		5,385,600

Consumer Discretionary Total		36,327,240

Consumer Staples – 1.0%
Food & Staples Retailing – 1.0%
Whole Foods Market, Inc.	200,000	3,360,000

Food & Staples Retailing Total		3,360,000

Consumer Staples Total		3,360,000

Energy – 5.0%
Energy Equipment & Services – 2.2%
Helmerich & Payne, Inc.	320,000	7,286,400

Energy Equipment & Services Total		7,286,400

Oil, Gas & Consumable Fuels – 2.8%
Walter Industries, Inc.	420,000	9,605,400

Oil, Gas & Consumable Fuels Total		9,605,400

Energy Total		16,891,800

Financials – 11.5%
Capital Markets – 8.4%
Cowen Group, Inc. (a)	600,000	2,922,000
Greenhill & Co., Inc.	180,000	13,293,000
KBW, Inc. (a)	580,000	11,803,000

Capital Markets Total		28,018,000

Commercial Banks – 1.4%
Wilmington Trust Corp.	500,000	4,845,000

Commercial Banks Total		4,845,000

	Shares	Value ($)
Real Estate Management & Development – 1.7%
St. Joe Co. (a)	340,000	5,691,600

Real Estate Management & Development Total		5,691,600

Financials Total		38,554,600

Health Care – 1.5%
Health Care Providers & Services – 1.5%
Molina Healthcare, Inc. (a)	260,000	4,945,200

Health Care Providers & Services Total		4,945,200

Health Care Total		4,945,200

Industrials – 27.6%
Aerospace & Defense – 4.1%
Innovative Solutions & Support, Inc. (b)	1,000,000	4,230,000
Triumph Group, Inc.	245,000	9,359,000

Aerospace & Defense Total		13,589,000

Building Products – 3.6%
Quanex Building Products Corp.	400,000	3,040,000
Simpson Manufacturing Co., Inc.	500,000	9,010,000

Building Products Total		12,050,000

Construction & Engineering – 3.1%
Shaw Group, Inc. (a)	380,000	10,415,800

Construction & Engineering Total		10,415,800

Electrical Equipment – 3.2%
Regal-Beloit Corp.	350,000	10,724,000

Electrical Equipment Total		10,724,000

Machinery – 2.6%
Kaydon Corp.	320,000	8,745,600

Machinery Total		8,745,600

Marine – 1.6%
Diana Shipping, Inc.	460,000	5,423,400

Marine Total		5,423,400

Professional Services – 8.2%
FTI Consulting, Inc. (a)	220,000	10,885,600
MPS Group, Inc. (a)	1,240,000	7,378,000
Navigant Consulting, Inc. (a)	700,000	9,149,000

Professional Services Total		27,412,600

Road & Rail – 1.2%
Kansas City Southern (a)	320,000	4,067,200

Road & Rail Total		4,067,200

Industrials Total		92,427,600

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 30.1%
Communications Equipment – 3.1%
F5 Networks, Inc. (a)	500,000	10,475,000

Communications Equipment Total		10,475,000

Electronic Equipment, Instruments & Components – 5.7%
FLIR Systems, Inc. (a)	480,000	9,830,400
Rogers Corp. (a)	490,000	9,251,200

Electronic Equipment, Instruments & Components Total		19,081,600

IT Services – 9.7%
CACI International, Inc., Class A (a)	240,000	8,757,600
Forrester Research, Inc. (a)	630,000	12,952,800
Hewitt Associates, Inc., Class A (a)	360,000	10,713,600

IT Services Total		32,424,000

Semiconductors & Semiconductor Equipment – 7.6%
Cabot Microelectronics Corp. (a)	340,000	8,170,200
Power Integrations, Inc.	600,000	10,320,000
Varian Semiconductor Equipment Associates, Inc. (a)	320,000	6,931,200

Semiconductors & Semiconductor Equipment Total		25,421,400

Software – 4.0%
Manhattan Associates, Inc. (a)	780,000	13,509,600

Software Total		13,509,600

Information Technology Total		100,911,600

Materials – 1.7%
Chemicals – 1.7%
OM Group, Inc. (a)	300,000	5,796,000

Chemicals Total		5,796,000

Materials Total		5,796,000

Utilities – 3.6%
Water Utilities – 3.6%
Aqua America, Inc.	600,000	12,000,000

Water Utilities Total		12,000,000

Utilities Total		12,000,000

Total Common Stocks (cost of $416,265,663)		328,852,040

Short-Term Obligation – 2.0%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $6,737,500 (repurchase proceeds $6,604,026)	6,604,000	6,604,000

Total Short-Term Obligation (cost of $6,604,000)		6,604,000

Total Investments – 100.1% (cost of $422,869,663)(c)		335,456,040

Other Assets & Liabilities, Net – (0.1)%		(219,104)

Net Assets – 100.0%		335,236,936

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$328,852,040	$—
Level 2 – Other Significant Observable Inputs	6,604,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$335,456,040	$—

(a)	Non-income producing security.

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

March 31, 2009

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended March 31, 2009, are as follows: Security name: Innovative Solutions & Support, Inc.

Shares as of 03/31/08:	1,000,000
Shares purchased:	40,000
Shares sold:	(40,000)
Shares as of 03/31/09:	1,000,000
Net realized loss:	$(286,999)
Dividend income earned:	$1,000,000
Value at end of period:	$4,230,000

(c)	Cost for federal income tax purposes is $428,093,260.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	30.1
Industrials	27.6
Financials	11.5
Consumer Discretionary	10.9
Consumer Cyclical	5.2
Energy	5.0
Utilities	3.6
Materials	1.7
Health Care	1.5
Consumer Staples	1.0

98.1
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(0.1)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Value and Restructuring Fund

March 31, 2009

Common Stocks – 99.5%

	Shares	Value ($)
Consumer Discretionary – 4.6%
Household Durables – 2.4%
Black & Decker Corp.	2,825,000	89,157,000
Newell Rubbermaid, Inc.	3,500,000	22,330,000

Household Durables Total		111,487,000

Media – 0.3%
CBS Corp., Class B	3,200,000	12,288,000

Media Total		12,288,000

Specialty Retail – 1.9%
TJX Companies, Inc.	3,400,000	87,176,000

Specialty Retail Total		87,176,000

Consumer Discretionary Total		210,951,000

Consumer Staples – 8.1%
Food Products – 1.2%
Dean Foods Co. (a)	3,000,000	54,240,000

Food Products Total		54,240,000

Personal Products – 1.6%
Avon Products, Inc.	3,700,000	71,151,000
Mead Johnson Nutrition Co., Class A (a)	169,544	4,894,735

Personal Products Total		76,045,735

Tobacco – 5.3%
Lorillard, Inc.	3,925,000	242,329,500

Tobacco Total		242,329,500

Consumer Staples Total		372,615,235

Energy – 23.8%
Energy Equipment & Services – 0.0%
Hercules Offshore, Inc. (a)	1,400,000	2,212,000

Energy Equipment & Services Total		2,212,000

Oil, Gas & Consumable Fuels – 23.8%
Alpha Natural Resources, Inc. (a)(b)	3,875,000	68,781,250
Anadarko Petroleum Corp.	2,425,000	94,308,250
ConocoPhillips	3,100,000	121,396,000
CONSOL Energy, Inc.	4,650,000	117,366,000
Devon Energy Corp.	2,500,000	111,725,000
El Paso Corp.	5,700,000	35,625,000
Foundation Coal Holdings, Inc.	1,900,000	27,265,000
General Maritime Corp.	1,000,000	7,000,000
Murphy Oil Corp.	1,100,000	49,247,000
Noble Energy, Inc.	2,150,000	115,842,000
PetroHawk Energy Corp. (a)	4,050,000	77,881,500
Petroleo Brasileiro SA, ADR	7,750,000	236,142,500

	Shares	Value ($)
Rosetta Resources, Inc. (a)	200,000	990,000
Rosetta Resources, Inc. (a)(c)(d)	2,750,000	13,612,500
W&T Offshore, Inc.	2,450,000	15,067,500

Oil, Gas & Consumable Fuels Total		1,092,249,500

Energy Total		1,094,461,500

Financials – 16.1%
Capital Markets – 5.9%
Apollo Investment Corp. (e)	3,150,000	10,962,000
Goldman Sachs Group, Inc.	900,000	95,418,000
Invesco Ltd.	5,875,000	81,427,500
Morgan Stanley	3,700,000	84,249,000

Capital Markets Total		272,056,500

Commercial Banks – 1.2%
PNC Financial Services Group, Inc.	1,900,000	55,651,000

Commercial Banks Total		55,651,000

Diversified Financial Services – 2.0%
CIT Group, Inc.	5,000,000	14,250,000
JPMorgan Chase & Co.	2,925,000	77,746,500

Diversified Financial Services Total		91,996,500

Insurance – 6.3%
ACE Ltd.	3,650,000	147,460,000
Loews Corp.	2,150,000	47,515,000
MetLife, Inc.	2,750,000	62,617,500
Tower Group, Inc.	1,350,000	33,250,500

Insurance Total		290,843,000

Real Estate Investment Trusts (REITs) – 0.7%
DiamondRock Hospitality Co.	4,900,000	19,649,000
Host Hotels & Resorts, Inc.	2,500,000	9,800,000
Vintage Wine Trust, Inc. (c)(d)	2,140,500	791,985

Real Estate Investment Trusts (REITs) Total		30,240,985

Financials Total		740,787,985

Health Care – 6.3%
Health Care Equipment & Supplies – 2.2%
Baxter International, Inc.	2,000,000	102,440,000

Health Care Equipment & Supplies Total		102,440,000

Health Care Providers & Services – 1.8%
AmerisourceBergen Corp.	2,500,000	81,650,000

Health Care Providers & Services Total		81,650,000

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Pharmaceuticals – 2.3%
Bristol-Myers Squibb Co.	4,700,000	103,024,000

Pharmaceuticals Total		103,024,000

Health Care Total		287,114,000

Industrials – 15.1%
Aerospace & Defense – 3.1%
AerCap Holdings NV (a)(b)	5,000,000	16,250,000
Empresa Brasileira de Aeronautica SA, ADR	2,850,000	37,819,500
United Technologies Corp.	2,025,000	87,034,500

Aerospace & Defense Total		141,104,000

Airlines – 1.3%
Copa Holdings SA, Class A	2,100,000	60,207,000

Airlines Total		60,207,000

Construction & Engineering – 1.1%
AECOM Technology Corp. (a)	1,950,000	50,856,000

Construction & Engineering Total		50,856,000

Industrial Conglomerates – 1.4%
Tyco International Ltd.	3,200,000	62,592,000

Industrial Conglomerates Total		62,592,000

Machinery – 3.1%
AGCO Corp. (a)	3,600,000	70,560,000
Eaton Corp.	2,000,000	73,720,000

Machinery Total		144,280,000

Road & Rail – 4.6%
Ryder System, Inc.	2,075,000	58,743,250
Union Pacific Corp.	3,750,000	154,162,500

Road & Rail Total		212,905,750

Trading Companies & Distributors – 0.5%
RSC Holdings, Inc. (a)	4,500,000	23,670,000

Trading Companies & Distributors Total		23,670,000

Industrials Total		695,614,750

Information Technology – 8.8%
Communications Equipment – 5.4%
CommScope, Inc. (a)	2,800,000	31,808,000
Harris Corp.	5,400,000	156,276,000
Nokia Oyj, ADR	5,200,000	60,684,000

Communications Equipment Total		248,768,000

	Shares	Value ($)
Computers & Peripherals – 3.4%
International Business Machines Corp.	1,600,000	155,024,000

Computers & Peripherals Total		155,024,000

Information Technology Total		403,792,000

Materials – 10.8%
Chemicals – 3.9%
Celanese Corp., Series A	5,175,000	69,189,750
Lanxess AG	2,150,000	36,648,766
PPG Industries, Inc.	1,950,000	71,955,000

Chemicals Total		177,793,516

Metals & Mining – 6.9%
Cia Vale do Rio Doce, ADR	3,850,000	51,205,000
Freeport-McMoRan Copper & Gold, Inc.	1,850,000	70,503,500
Grupo Mexico SAB de CV, Series B	54,560,182	39,750,165
Schnitzer Steel Industries, Inc., Class A	1,800,000	56,502,000
Southern Copper Corp.	5,475,000	95,374,500
Sterlite Industries India Ltd., ADR	800,000	5,656,000

Metals & Mining Total		318,991,165

Materials Total		496,784,681

Telecommunication Services – 3.8%
Diversified Telecommunication Services – 0.7%
DataPath, Inc. (a)(d)	1,842,000	92,100
Windstream Corp.	3,875,000	31,232,500

Diversified Telecommunication Services Total		31,324,600

Wireless Telecommunication Services – 3.1%
America Movil SAB de CV, Series L, ADR	5,325,000	144,201,000

Wireless Telecommunication Services Total		144,201,000

Telecommunication Services Total		175,525,600

Utilities – 2.1%
Electric Utilities – 2.1%
Enel SpA	6,100,000	29,277,361
Entergy Corp.	950,000	64,685,500

Electric Utilities Total		93,962,861

Utilities Total		93,962,861

Total Common Stocks (cost of $6,030,844,357)		4,571,609,612

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2009

Convertible Preferred Stock – 0.2%

	Shares	Value ($)
Materials – 0.2%
Chemicals – 0.2%
Celanese Corp., 4.250%	500,000	10,200,000

Chemicals Total		10,200,000

Materials Total		10,200,000

Total Convertible Preferred Stock (cost of $11,789,117)		10,200,000

Short-Term Obligation – 0.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 12/31/09, market value $3,089,475 (repurchase proceeds $3,025,012)	3,025,000	3,025,000

Total Short-Term Obligation (cost of $3,025,000)		3,025,000

Total Investments – 99.8% (cost of $6,045,658,474)(f)		4,584,834,612

Other Assets & Liabilities, Net – 0.2%		8,696,460

Net Assets – 100.0%		4,593,531,072
Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$4,501,386,900	$—
Level 2 – Other Significant Observable Inputs	82,655,727	—
Level 3 – Significant Unobservable Inputs	791,985	—

Total	$4,584,834,612	$—

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$—	$—
Accretion of discounts/Amortization of premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	535,125	—
Net sales	(14,191,515)	—
Transfers into Level 3	14,448,375	—

Balance as of March 31, 2009	$791,985	$—

The change in unrealized gains attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $535,125. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended March 31, 2009, are as follows:

Security	name: AerCap Holdings NV

Shares as of 03/31/08:	5,000,000
Shares purchased:	1,100,000
Shares sold:	(1,100,000)
Shares as of 03/31/09:	5,000,000
Net realized gain/loss:	$(22,268,907)
Dividend income earned:	$—
Value at end of period:	$16,250,000

Security	name: Alpha Natural Resources, Inc.

Shares as of 03/31/08:	3,700,000
Shares purchased:	300,000
Shares sold:	(125,000)
Shares as of 03/31/09:	3,875,000
Net realized gain/loss:	$(289,557)
Dividend income earned:	$—
Value at end of period:	$68,781,250

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2009

Security	name: Arlington Tankers Ltd.

Shares as of 03/31/08:	1,000,000
Shares purchased:	—
Shares sold:	(1,000,000)
Shares as of 03/31/09:	—
Net realized gain/loss:	$—
Dividend income earned:	$1,690,000
Value at end of period:	$—

Security	name: Castlepoint Holdings Ltd.

Shares as of 03/31/08:	3,323,260
Shares purchased:	—
Shares sold:	(3,323,260)
Shares as of 03/31/09:	—
Net realized gain/loss:	$9,548,531
Dividend income earned:	$493,489
Value at end of period:	$—

Security	name: Omega Navigation Enterprises, Inc., Class A

Shares as of 03/31/08:	1,000,000
Shares purchased:	—
Shares sold:	(1,000,000)
Shares as of 03/31/09:	—
Net realized gain/loss:	$(9,097,896)
Dividend income earned:	$1,503,626
Value at end of period:	$—

Security	name: Primus Guaranty Ltd.

Shares as of 03/31/08:	4,000,000
Shares purchased:	—
Shares sold:	(4,000,000)
Shares as of 03/31/09:	—
Net realized gain/loss:	$(45,802,831)
Dividend income earned:	$—
Value at end of period:	$—

Security	name: United Rentals, Inc.

Shares as of 03/31/08:	4,300,000
Shares purchased:	—
Shares sold:	(4,300,000)
Shares as of 03/31/09:	—
Net realized gain/loss:	$(24,076,834)
Dividend income earned:	$—
Value at end of period:	$—

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, except for those in the following table, amounted to $14,496,585, which represents 0.3% of net assets.

Security	Acquisition Date	Shares	Cost	Value
DataPath, Inc.	06/23/06	1,842,000	$20,262,000	$92,100
Vintage Wine Trust, Inc.	03/16/05 – 01/04/07	2,140,500	5,477,730	791,985

				$884,085

(e)	Closed-end Management Investment Company.

(f)	Cost for federal income tax purposes is $6,051,048,166.

At March 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	23.8
Financials	16.1
Industrials	15.1
Materials	11.0
Information Technology	8.8
Consumer Staples	8.1
Health Care	6.3
Consumer Discretionary	4.6
Telecommunication Services	3.8
Utilities	2.1

99.7
Short Term Obligation	0.1
Other Assets & Liabilities, Net	0.2

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Emerging Markets Fund

March 31, 2009

Common Stocks – 85.8%

	Shares	Value ($)
Consumer Discretionary – 4.1%
Auto Components – 1.2%
Hyundai Mobis	48,250	2,776,577

Auto Components Total		2,776,577

Automobiles – 0.6%
Hero Honda Motors Ltd.	65,206	1,377,892

Automobiles Total		1,377,892

Diversified Consumer Services – 0.7%
MegaStudy Co., Ltd.	11,313	1,623,445

Diversified Consumer Services Total		1,623,445

Hotels, Restaurants & Leisure – 0.8%
Resorts World Bhd	3,364,000	1,974,752

Hotels, Restaurants & Leisure Total		1,974,752

Household Durables – 0.6%
Urbi Desarrollos Urbanos SAB de CV (a)	603,000	529,567
Woongjin Coway Co., Ltd.	41,700	901,377

Household Durables Total		1,430,944

Leisure Equipment & Products – 0.2%
Giant Manufacturing Co., Ltd.	300,000	617,481

Leisure Equipment & Products Total		617,481

Consumer Discretionary Total		9,801,091

Consumer Staples – 6.6%
Beverages – 1.4%
Cia de Bebidas das Americas, ADR	31,200	1,489,800
Fomento Economico Mexicano SAB de CV, ADR	24,783	624,779
Lotte Chilsung Beverage Co., Ltd.	1,878	1,167,598

Beverages Total		3,282,177

Food & Staples Retailing – 1.0%
BIM Birlesik Magazalar AS	48,000	1,017,591
Magnit OAO, GDR (a)(b)(c)	40,000	232,000
Massmart Holdings Ltd.	167,000	1,227,047

Food & Staples Retailing Total		2,476,638

Food Products – 1.3%
PT Bisi International (a)	4,704,500	631,066
Want Want China Holdings Ltd.	5,160,000	2,396,718

Food Products Total		3,027,784

Household Products – 1.8%
Hindustan Unilever Ltd.	631,000	2,935,795
Hypermarcas SA (a)	193,600	1,414,601

Household Products Total		4,350,396

	Shares	Value ($)
Tobacco – 1.1%
KT&G Corp.	48,768	2,682,989

Tobacco Total		2,682,989

Consumer Staples Total		15,819,984

Energy – 11.0%
Energy Equipment & Services – 0.2%
Wellstream Holdings PLC	87,800	544,233

Energy Equipment & Services Total		544,233

Oil, Gas & Consumable Fuels – 10.8%
Cairn India Ltd. (a)	613,000	2,221,951
CNOOC Ltd.	4,760,000	4,735,066
LUKOIL, ADR	138,329	5,187,338
OGX Petroleo e Gas Participacoes SA (a)	2,600	796,907
PetroChina Co., Ltd., Class H	6,500,000	5,166,052
Rosneft Oil Co., GDR	243,000	1,042,470
Sasol Ltd.	187,036	5,429,918
Straits Asia Resources Ltd.	838,000	454,551
Yanzhou Coal Mining Co., Ltd., Class H	992,000	712,905

Oil, Gas & Consumable Fuels Total		25,747,158

Energy Total		26,291,391

Financials – 21.2%
Commercial Banks – 13.8%
Akbank TAS, ADR (b)	115,036	671,086
Banco Bradesco SA, ADR	35,000	346,500
Banco Santander Chile, ADR	30,100	1,033,935
Bangkok Bank PCL, Foreign Registered Shares	690,000	1,449,457
Bank of China Ltd., Class H	8,313,000	2,767,210
Bank of Communications Co., Ltd., Class H	1,611,000	1,122,416
Bank Rakyat Indonesia	2,610,500	948,862
China Construction Bank Corp., Class H	8,413,000	4,776,043
HDFC Bank Ltd., ADR	37,817	2,304,190
ICICI Bank Ltd., ADR	194,084	2,579,376
Industrial & Commercial Bank of China, Class H	2,728,000	1,411,411
Itau Unibanco Banco Multiplo SA, ADR	556,937	6,059,480
Kasikornbank PCL, Foreign Registered Shares	1,108,000	1,398,083
PT Bank Central Asia Tbk	4,153,000	1,114,176
Siam Commercial Bank PCL, Foreign Registered Shares	886,000	1,361,540

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Turkiye Garanti Bankasi AS (a)	2,155,900	3,059,945
Turkiye Is Bankasi, Class C	235,041	528,674

Commercial Banks Total		32,932,384

Diversified Financial Services – 0.6%
BM&F BOVESPA SA	442,700	1,341,602

Diversified Financial Services Total		1,341,602

Insurance – 4.9%
China Life Insurance Co., Ltd., Class H	2,013,000	6,674,851
Ping An Insurance Group Co., Ltd., Class H	852,000	5,100,612

Insurance Total		11,775,463

Real Estate Management & Development – 1.9%
China Overseas Land & Investment Ltd.	1,003,440	1,579,486
China Vanke Co., Ltd., Class B	2,397,980	2,506,082
DLF Ltd.	152,000	501,823

Real Estate Management & Development Total		4,587,391

Financials Total		50,636,840

Health Care – 3.4%
Pharmaceuticals – 3.4%
Pharmstandard, Series S, GDR (a)(b)(c)	25,000	240,000
Teva Pharmaceutical Industries Ltd., ADR	175,600	7,910,780

Pharmaceuticals Total		8,150,780

Health Care Total		8,150,780

Industrials – 2.9%
Construction & Engineering – 0.5%
Aveng Ltd.	128,000	352,008
Murray & Roberts Holdings Ltd.	223,100	953,872

Construction & Engineering Total		1,305,880

Electrical Equipment – 1.3%
Bharat Heavy Electricals Ltd.	44,675	1,329,639
LS Cable Ltd.	29,709	1,670,964

Electrical Equipment Total		3,000,603

Machinery – 0.5%
China South Locomotive and Rolling Stock Corp., Class H (a)	2,573,604	1,175,465

Machinery Total		1,175,465

	Shares	Value ($)
Road & Rail – 0.6%
All America Latina Logistica SA	324,700	1,382,923

Road & Rail Total		1,382,923

Industrials Total		6,864,871

Information Technology – 12.0%
Computers & Peripherals – 0.3%
Acer, Inc.	415,000	624,115

Computers & Peripherals Total		624,115

Electronic Equipment, Instruments & Components – 1.9%
HON HAI Precision Industry Co., Ltd.	1,814,869	4,104,755
Suprema, Inc.	17,740	500,170

Electronic Equipment, Instruments & Components Total		4,604,925

Internet Software & Services – 0.6%
NHN Corp. (a)	12,546	1,369,562

Internet Software & Services Total		1,369,562

IT Services – 2.6%
Infosys Technologies Ltd.	19,986	522,350
Infosys Technologies Ltd., ADR	101,038	2,690,642
Redecard SA	253,600	3,066,486

IT Services Total		6,279,478

Semiconductors & Semiconductor Equipment – 6.6%
Samsung Electronics Co., Ltd.	21,600	8,869,546
Taiwan Semiconductor Manufacturing Co., Ltd.	487,881	739,475
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	694,048	6,211,730

Semiconductors & Semiconductor Equipment Total		15,820,751

Information Technology Total		28,698,831

Materials – 10.9%
Chemicals – 2.6%
Hyosung Corp.	25,382	1,187,215
Israel Chemicals Ltd.	527,039	4,274,269
Sociedad Quimica y Minera de Chile SA, ADR	26,050	691,888

Chemicals Total		6,153,372

Construction Materials – 1.5%
Pretoria Portland Cement Co., Ltd.	146,000	483,815
PT Indocement Tunggal Prakarsa Tbk	6,667,200	3,029,234

Construction Materials Total		3,513,049

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Metals & Mining – 6.8%
AngloGold Ashanti Ltd., ADR	52,350	1,924,386
ArcelorMittal South Africa Ltd.	122,900	948,429
BHP Billiton Ltd., ADR	72,819	3,247,727
Cia de Minas Buenaventura SA, ADR	23,500	563,530
Cia Vale do Rio Doce	467,800	6,251,450
Freeport-McMoRan Copper & Gold, Inc.	20,357	775,805
Gold Fields Ltd., ADR	125,600	1,424,304
Harmony Gold Mining Co., Ltd. (a)	103,450	1,096,586

Metals & Mining Total		16,232,217

Materials Total		25,898,638

Telecommunication Services – 12.3%
Diversified Telecommunication Services – 2.4%
Chunghwa Telecom Co., Ltd., ADR	305,507	5,569,392

Diversified Telecommunication Services Total		5,569,392

Wireless Telecommunication Services – 9.9%
America Movil SAB de CV, Series L, ADR	106,066	2,872,267
China Mobile Ltd., ADR	176,167	7,666,788
Mobile TeleSystems OJSC, ADR	25,533	763,947
MTN Group Ltd.	418,376	4,637,580
Philippine Long Distance Telephone Co., ADR	58,930	2,600,581
SK Telecom Co., Ltd.	25,957	3,602,924
Turkcell Iletisim Hizmet AS, ADR	126,395	1,553,395

Wireless Telecommunication Services Total		23,697,482

Telecommunication Services Total		29,266,874

Utilities – 1.4%
Electric Utilities – 0.4%
Tenaga Nasional Bhd	564,200	944,074

Electric Utilities Total		944,074

Independent Power Producers & Energy Traders – 0.6%
Datang International Power Generation Co., Ltd., Class H	3,446,000	1,511,676

Independent Power Producers & Energy Traders Total		1,511,676

	Shares	Value ($)
Water Utilities – 0.4%
Thai Tap Water Supply PCL, Foreign Registered Shares	6,981,800	893,765

Water Utilities Total		893,765

Utilities Total		3,349,515

Total Common Stocks (cost of $186,700,577)		204,778,815

Preferred Stocks – 7.2%

Energy – 5.1%
Oil, Gas & Consumable Fuels – 5.1%
Petroleo Brasileiro SA	991,400	12,201,518

Oil, Gas & Consumable Fuels Total		12,201,518

Energy Total		12,201,518

Utilities – 2.1%
Electric Utilities – 2.1%
Cia Energetica de Minas Gerais	335,451	4,987,479

Electric Utilities Total		4,987,479

Utilities Total		4,987,479

Total Preferred Stocks (cost of $7,074,400)		17,188,997

Investment Companies – 3.9%
India Fund, Inc.	150,755	2,552,282
iShares MSCI Emerging Markets Index Fund	211,360	5,243,842
iShares MSCI South Korea Index Fund	50,600	1,440,582

Total Investment Companies (cost of $8,753,410)		9,236,706

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2009

Short-Term Obligation – 2.5%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $6,044,500 (repurchase proceeds $5,924,023)	5,924,000	5,924,000

Total Short-Term Obligation (cost of $5,924,000)		5,924,000

Total Investments – 99.4% (cost of $208,452,387)(d)		237,128,518

Other Assets & Liabilities, Net – 0.6%		1,442,484

Net Assets – 100.0%		238,571,002

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$108,344,269	$—
Level 2 – Other Significant Observable Inputs	128,784,249	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$237,128,518	$—

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$—	$—
Accretion of discounts/Amortization of premiums	—	—
Realized gain (loss)	—	—
Change in unrealized depreciation	11,278	—
Net sales		—
Transfers out of Level 3	(11,278)	—

Balance as of March 31, 2009	$—	$—

The change in unrealized gains attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $11,278. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $1,143,086, which represents 0.5% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)	Cost for federal income tax purposes is $209,370,698.

At March 31, 2009, the Fund was invested in the following countries:

Country (Unaudited)	Value	% of Total Investments
Brazil	$39,338,745	16.6
China	35,321,441	14.9
South Korea	26,352,367	11.1
South Africa	18,477,946	7.8
Taiwan	17,866,948	7.5
India	16,463,659	7.0
United States*	15,936,511	6.7
Hong Kong	13,981,340	5.9
Israel	12,185,048	5.1
Russia	7,465,755	3.2
Turkey	6,830,691	2.9
Indonesia	5,723,338	2.4
Thailand	5,102,844	2.2
Mexico	4,026,614	1.7
Australia	3,247,727	1.4
Malaysia	2,918,826	1.2
Philippines	2,600,581	1.1
Chile	1,725,823	0.7
Peru	563,530	0.2
United Kingdom	544,233	0.2
Singapore	454,551	0.2

	$237,128,518	100.0

*Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Growth Fund

March 31, 2009

Common Stocks – 98.1%

	Shares	Value ($)
Consumer Discretionary – 7.5%
Hotels, Restaurants & Leisure – 1.0%
OPAP SA	64,450	1,697,152

Hotels, Restaurants & Leisure Total		1,697,152

Household Durables – 0.9%
Panasonic Corp.	133,800	1,444,989

Household Durables Total		1,444,989

Media – 2.0%
Jupiter Telecommunications Co., Ltd.	1,021	678,707
Pearson PLC	118,549	1,193,251
Vivendi	58,424	1,546,621

Media Total		3,418,579

Specialty Retail – 2.5%
Fast Retailing Co., Ltd.	17,400	1,963,510
Game Group PLC	559,065	1,209,278
Hennes & Mauritz AB, Class B	25,129	944,699

Specialty Retail Total		4,117,487

Textiles, Apparel & Luxury Goods – 1.1%
Polo Ralph Lauren Corp.	42,727	1,805,216

Textiles, Apparel & Luxury Goods Total		1,805,216

Consumer Discretionary Total		12,483,423

Consumer Staples – 15.7%
Beverages – 1.0%
Fomento Economico Mexicano SAB de CV, ADR	64,996	1,638,549

Beverages Total		1,638,549

Food & Staples Retailing – 5.6%
Carrefour SA	32,531	1,270,688
FamilyMart Co., Ltd.	59,700	1,809,365
Koninklijke Ahold NV	164,012	1,797,727
Wm. Morrison Supermarkets PLC	680,357	2,494,217
Woolworths Ltd.	112,313	1,953,202

Food & Staples Retailing Total		9,325,199

Food Products – 6.6%
Groupe Danone	21,830	1,063,262
Nestle SA, Registered Shares	188,354	6,367,269
Nippon Meat Packers, Inc.	117,000	1,211,547
Unilever NV	77,918	1,537,300
Yamazaki Baking Co., Ltd.	78,000	832,126

Food Products Total		11,011,504

Household Products – 0.7%
Reckitt Benckiser Group PLC	28,437	1,068,626

Household Products Total		1,068,626

	Shares	Value ($)
Tobacco – 1.8%
British American Tobacco PLC	68,516	1,585,743
Japan Tobacco, Inc.	543	1,436,700

Tobacco Total		3,022,443

Consumer Staples Total		26,066,321

Energy – 10.2%
Oil, Gas & Consumable Fuels – 10.2%
BG Group PLC	300,170	4,543,873
BP PLC	452,155	3,058,972
Royal Dutch Shell PLC, Class A	86,271	1,944,677
Royal Dutch Shell PLC, Class B	88,734	1,949,269
Total SA	108,583	5,399,057

Oil, Gas & Consumable Fuels Total		16,895,848

Energy Total		16,895,848

Financials – 10.3%
Capital Markets – 0.8%
UBS AG, Registered Shares (a)	137,176	1,289,452

Capital Markets Total		1,289,452

Commercial Banks – 5.9%
Kasikornbank PCL, Foreign Registered Shares	1,260,500	1,590,508
National Bank of Greece SA	23,163	351,135
Standard Chartered PLC	92,933	1,155,434
Sumitomo Mitsui Financial Group, Inc.	76,600	2,638,844
Sumitomo Trust & Banking Co., Ltd.	408,000	1,537,445
Westpac Banking Corp.	199,515	2,648,408

Commercial Banks Total		9,921,774

Insurance – 2.5%
Assicurazioni Generali SpA	53,576	918,236
Brit Insurance Holdings PLC	578,189	1,497,454
Platinum Underwriters Holdings Ltd.	61,370	1,740,453

Insurance Total		4,156,143

Real Estate Management & Development – 1.1%
Hongkong Land Holdings Ltd.	781,000	1,780,680

Real Estate Management & Development Total		1,780,680

Financials Total		17,148,049

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care – 13.0%
Health Care Equipment & Supplies – 1.2%
Synthes, Inc.	17,910	1,995,070

Health Care Equipment & Supplies Total		1,995,070

Pharmaceuticals – 11.8%
Astellas Pharma, Inc.	31,900	973,259
Bayer AG	38,218	1,827,952
GlaxoSmithKline PLC	250,669	3,911,437
Novartis AG, Registered Shares	114,722	4,341,758
Novo-Nordisk A/S, Class B	21,744	1,041,366
Roche Holding AG, Genusschein Shares	32,600	4,473,443
Sanofi-Aventis SA, ADR	66,041	1,844,525
Taisho Pharmaceutical Co., Ltd.	61,000	1,126,514

Pharmaceuticals Total		19,540,254

Health Care Total		21,535,324

Industrials – 10.5%
Aerospace & Defense – 1.7%
BAE Systems PLC	579,516	2,781,429

Aerospace & Defense Total		2,781,429

Building Products – 0.7%
Asahi Glass Co., Ltd.	239,000	1,253,129

Building Products Total		1,253,129

Commercial Services & Supplies – 2.1%
Secom Co., Ltd.	55,600	2,038,976
Societe BIC SA	29,456	1,447,808

Commercial Services & Supplies Total		3,486,784

Electrical Equipment – 2.1%
ABB Ltd., Registered Shares (a)	105,512	1,472,886
Alstom	30,422	1,575,722
Gamesa Corp., Tecnologica SA	42,677	547,728

Electrical Equipment Total		3,596,336

Industrial Conglomerates – 2.2%
Siemens AG, Registered Shares	63,713	3,640,757

Industrial Conglomerates Total		3,640,757

Marine – 0.5%
A.P. Moller – Maersk A/S, Class B	176	772,267

Marine Total		772,267

Road & Rail – 0.3%
Central Japan Railway Co.	85	475,729

Road & Rail Total		475,729

	Shares	Value ($)
Transportation Infrastructure – 0.9%
Zhejiang Expressway Co., Ltd., Class H	2,072,000	1,526,478

Transportation Infrastructure Total		1,526,478

Industrials Total		17,532,909

Information Technology – 9.1%
Communications Equipment – 1.1%
Nokia Oyj	147,369	1,738,655

Communications Equipment Total		1,738,655

Internet Software & Services – 0.7%
NetEase.com, Inc., ADR (a)	39,447	1,059,152

Internet Software & Services Total		1,059,152

IT Services – 0.7%
Redecard SA	93,700	1,133,003

IT Services Total		1,133,003

Office Electronics – 1.1%
Canon, Inc.	65,600	1,868,889

Office Electronics Total		1,868,889

Semiconductors & Semiconductor Equipment – 2.2%
Samsung Electronics Co., Ltd.	2,657	1,091,036
Shinko Electric Industries Co., Ltd.	107,400	1,017,742
Taiwan Semiconductor Manufacturing Co., Ltd.	1,061,000	1,608,145

Semiconductors & Semiconductor Equipment Total		3,716,923

Software – 3.3%
Dassault Systemes SA	40,313	1,567,161
Nintendo Co., Ltd.	8,700	2,500,531
SAP AG	41,553	1,472,931

Software Total		5,540,623

Information Technology Total		15,057,245

Materials – 9.7%
Chemicals – 3.4%
Shin-Etsu Chemical Co., Ltd.	44,000	2,120,321
Syngenta AG, Registered Shares	11,240	2,265,182
Tokuyama Corp.	209,000	1,319,644

Chemicals Total		5,705,147

Metals & Mining – 6.3%
BHP Billiton PLC	286,910	5,701,668
Rio Tinto Ltd.	53,907	2,120,483
Tokyo Steel Manufacturing Co., Ltd.	105,600	1,048,692

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Yamato Kogyo Co., Ltd.	73,000	1,548,720

Metals & Mining Total		10,419,563

Materials Total		16,124,710

Telecommunication Services – 4.9%
Diversified Telecommunication Services – 3.5%
Nippon Telegraph & Telephone Corp.	45,500	1,714,553
Telefonica SA	205,055	4,091,990

Diversified Telecommunication Services Total		5,806,543

Wireless Telecommunication Services – 1.4%
America Movil SAB de CV, Series L, ADR	41,239	1,116,752
KDDI Corp.	73	340,718
NTT DoCoMo, Inc.	682	921,184

Wireless Telecommunication Services Total		2,378,654

Telecommunication Services Total		8,185,197

Utilities – 7.2%
Electric Utilities – 2.8%
Cia Energetica de Minas Gerais, ADR	105,655	1,561,581
Fortum Oyj	22,963	437,799
Iberdrola SA	167,791	1,177,055
Tokyo Electric Power Co., Inc.	59,400	1,476,224

Electric Utilities Total		4,652,659

Gas Utilities – 0.6%
Gas Natural SDG SA	79,342	1,084,708

Gas Utilities Total		1,084,708

Independent Power Producers & Energy Traders – 0.5%
Drax Group PLC	113,701	842,638

Independent Power Producers & Energy Traders Total		842,638

Multi-Utilities – 3.3%
Centrica PLC	616,240	2,013,793
GDF Suez	28,775	988,257
National Grid PLC	118,958	914,028
RWE AG	21,440	1,504,303

Multi-Utilities Total		5,420,381

Utilities Total		12,000,386

Total Common Stocks (cost of $204,574,713)		163,029,412

Investment Companies – 1.7%

	Shares	Value ($)
iShares FTSE/Xinhua China 25 Index Fund	82,281	2,346,654
iShares MSCI EAFE Index Fund	14,971	562,760

Total Investment Companies (cost of $2,709,417)		2,909,414

Total Investments – 99.8% (cost of $207,284,130)(b)		165,938,826

Other Assets & Liabilities, Net – 0.2%		290,165

Net Assets – 100.0%		166,228,991

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$16,589,326	$—
Level 2 – Other Significant Observable Inputs	149,349,500	303,195
Level 3 – Significant Unobservable Inputs	—	—

Total	$165,938,826	$303,195

* Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $214,793,261.

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2009

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$3,007,349	$2,790,966	04/30/09	$216,383
AUD	2,007,444	1,876,371	04/30/09	131,073
AUD	274,783	257,439	04/30/09	17,344
AUD	338,622	315,717	04/30/09	22,905
BRL	802,225	782,765	04/30/09	19,460
CHF	2,549,949	2,492,911	04/30/09	57,038
CHF	669,790	658,772	04/30/09	11,018
CHF	254,907	254,369	04/30/09	538
DKK	600,117	576,147	04/30/09	23,970
DKK	291,057	280,722	04/30/09	10,335
EUR	1,297,956	1,247,531	04/30/09	50,425
EUR	2,033,952	1,967,082	04/30/09	66,870
EUR	480,921	463,070	04/30/09	17,851
EUR	163,407	153,759	04/30/09	9,648
EUR	336,113	340,702	04/30/09	(4,589)
GBP	3,738,027	3,811,636	04/30/09	(73,609)
GBP	495,055	478,377	04/30/09	16,678
GBP	426,178	423,189	04/30/09	2,989
GBP	170,758	173,565	04/30/09	(2,807)
JPY	611,018	674,675	04/30/09	(63,657)
JPY	587,219	593,574	04/30/09	(6,355)
JPY	1,566,883	1,594,262	04/30/09	(27,379)
JPY	1,231,879	1,268,098	04/30/09	(36,219)
KRW	93,578	86,264	04/30/09	7,314
MXN	543,617	513,409	04/30/09	30,208
MXN	170,297	159,404	04/30/09	10,893
NOK	597,146	581,838	04/30/09	15,308
NOK	94,818	92,687	04/30/09	2,131
NZD	205,552	187,063	04/30/09	18,489
SEK	1,167,254	1,150,558	04/30/09	16,696
SGD	1,910,589	1,928,637	04/30/09	(18,048)
THB	241,027	238,169	04/30/09	2,858

				$545,759

Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$334,458	$306,320	04/30/09	$(28,138)
BRL	2,326,152	2,291,561	04/30/09	(34,591)
CHF	2,355,692	2,307,270	04/30/09	(48,422)
CHF	319,952	308,828	04/30/09	(11,124)
CHF	255,786	258,840	04/30/09	3,054
DKK	329,556	317,343	04/30/09	(12,213)
EUR	1,070,781	1,032,712	04/30/09	(38,069)
GBP	2,633,121	2,612,921	04/30/09	(20,200)
GBP	309,948	308,839	04/30/09	(1,109)
GBP	315,688	309,243	04/30/09	(6,445)
JPY	611,018	671,491	04/30/09	60,473
JPY	594,899	598,414	04/30/09	3,515
KRW	958,396	957,711	04/30/09	(685)
KRW	95,262	93,061	04/30/09	(2,201)
KRW	84,860	87,605	04/30/09	2,745
MXN	3,490,495	3,400,843	04/30/09	(89,652)
NOK	139,700	136,439	04/30/09	(3,261)
SEK	92,446	85,952	04/30/09	(6,494)
SGD	51,247	50,663	04/30/09	(584)
SGD	158,997	158,066	04/30/09	(931)
THB	1,719,796	1,732,162	04/30/09	12,366
THB	173,082	172,368	04/30/09	(714)
TWD	1,514,143	1,493,740	04/30/09	(20,403)
TWD	86,264	86,783	04/30/09	519

				$(242,564)

At March 31, 2009, the Fund was invested in the following countries:

Country (Unaudited)	Value	% of Total Investments
United Kingdom	$37,865,789	22.8
Japan	35,298,056	21.3
Switzerland	20,209,989	12.2
France	16,703,102	10.0
United States*	8,450,153	5.1
Germany	8,445,943	5.1
Spain	6,901,481	4.1
Australia	6,722,092	4.0
Netherlands	3,335,027	2.0
Mexico	2,755,301	1.7
Brazil	2,694,584	1.6
China	2,585,630	1.6
Finland	2,176,454	1.3
Greece	2,048,288	1.2
Denmark	1,813,633	1.1
Hong Kong	1,780,680	1.1
Taiwan	1,608,145	1.0
Thailand	1,590,508	1.0
South Korea	1,091,036	0.7
Sweden	944,699	0.6
Italy	918,236	0.5

	$165,938,826	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Pacific/Asia Fund

March 31, 2009

Common Stocks – 97.3%

	Shares	Value ($)
Consumer Discretionary – 11.5%
Automobiles – 3.4%
Dongfeng Motor Group Co., Ltd., Class H	440,000	229,350
Honda Motor Co., Ltd.	2,900	67,823
Toyota Motor Corp.	17,700	557,903

Automobiles Total		855,076

Diversified Consumer Services – 1.1%
Benesse Corp.	7,200	263,313

Diversified Consumer Services Total		263,313

Media – 2.7%
BEC World PCL, Foreign Registered Shares	309,700	162,425
Daiichikosho Co., Ltd.	28,800	236,254
Jupiter Telecommunications Co., Ltd.	421	279,859

Media Total		678,538

Specialty Retail – 2.5%
Fast Retailing Co., Ltd.	1,400	157,983
Point, Inc.	5,630	254,242
USS Co., Ltd.	4,680	203,303

Specialty Retail Total		615,528

Textiles, Apparel & Luxury Goods – 1.8%
LG Fashion Corp.	20,410	268,543
Youngone Corp.	29,110	182,036

Textiles, Apparel & Luxury Goods Total		450,579

Consumer Discretionary Total		2,863,034

Consumer Staples – 5.6%
Food & Staples Retailing – 3.1%
FamilyMart Co., Ltd.	7,800	236,400
Seven & I Holdings Co., Ltd.	12,300	268,404
Woolworths Ltd.	15,326	266,530

Food & Staples Retailing Total		771,334

Food Products – 0.5%
Toyo Suisan Kaisha Ltd.	5,900	120,700

Food Products Total		120,700

Household Products – 0.8%
Unicharm Corp.	3,300	200,030

Household Products Total		200,030

Personal Products – 0.6%
Mandom Corp.	8,700	143,352

Personal Products Total		143,352

	Shares	Value ($)
Tobacco – 0.6%
KT&G Corp.	3,047	167,632

Tobacco Total		167,632

Consumer Staples Total		1,403,048

Energy – 4.6%
Energy Equipment & Services – 0.8%
Shinko Plantech Co., Ltd.	35,500	217,695

Energy Equipment & Services Total		217,695

Oil, Gas & Consumable Fuels – 3.8%
Australian Worldwide Exploration Ltd.	135,220	227,541
Inpex Corp.	37	255,301
Oil & Natural Gas Corp., Ltd.	15,727	241,229
Yanzhou Coal Mining Co., Ltd., Class H	304,000	218,471

Oil, Gas & Consumable Fuels Total		942,542

Energy Total		1,160,237

Financials – 24.8%
Capital Markets – 2.1%
Macquarie Group Ltd.	9,862	185,496
Tokai Tokyo Securities Co., Ltd.	119,000	211,588
Woori Investment & Securities Co., Ltd.	9,510	116,189

Capital Markets Total		513,273

Commercial Banks – 12.8%
Bangkok Bank PCL, Foreign Registered Shares	88,300	185,488
Bank of China Ltd., Class H	988,000	328,883
China Merchants Bank Co., Ltd., Class H	65,000	113,049
Commonwealth Bank of Australia	21,323	514,940
DBS Group Holdings Ltd.	50,000	277,787
Industrial & Commercial Bank of China, Class H	711,100	367,908
Mitsubishi UFJ Financial Group, Inc.	59,900	288,048
Siam Commercial Bank PCL, Foreign Registered Shares	168,100	258,324
Sumitomo Mitsui Financial Group, Inc.	12,600	434,066
Sumitomo Trust & Banking Co., Ltd.	33,400	125,859
Westpac Banking Corp.	22,779	302,374

Commercial Banks Total		3,196,726

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Finance – 0.3%
ORIX Corp.	2,470	79,102

Consumer Finance Total		79,102

Insurance – 3.5%
Dongbu Insurance Co., Ltd.	13,300	197,108
Hyundai Marine & Fire Insurance Co., Ltd.	23,430	211,730
QBE Insurance Group Ltd.	13,718	183,813
Tokio Marine Holdings, Inc.	11,700	283,088

Insurance Total		875,739

Real Estate Investment Trusts (REITs) – 2.3%
CapitaCommercial Trust	260,000	150,432
Japan Retail Fund Investment Corp.	59	224,115
Kiwi Income Property Trust	345,847	189,414

Real Estate Investment Trusts (REITs) Total		563,961

Real Estate Management & Development – 2.8%
Hongkong Land Holdings Ltd.	104,000	237,120
Leopalace21 Corp.	23,400	137,585
Mitsui Fudosan Co., Ltd.	8,000	86,235
Swire Pacific Ltd., Class A	35,200	235,027

Real Estate Management & Development Total		695,967

Thrifts & Mortgage Finance – 1.0%
LIC Housing Finance	55,802	247,471

Thrifts & Mortgage Finance Total		247,471

Financials Total		6,172,239

Health Care – 3.7%
Health Care Providers & Services – 0.8%
As One Corp.	11,400	184,961

Health Care Providers & Services Total		184,961

Pharmaceuticals – 2.9%
Astellas Pharma, Inc.	7,300	222,721
Santen Pharmaceutical Co., Ltd.	6,400	177,158
Takeda Pharmaceutical Co., Ltd.	9,600	329,747

Pharmaceuticals Total		729,626

Health Care Total		914,587

Industrials – 13.2%
Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	15,000	187,604

Commercial Services & Supplies Total		187,604

	Shares	Value ($)
Construction & Engineering – 3.6%
Monadelphous Group Ltd.	39,016	225,991
NEC Networks & System Integration Corp.	27,100	229,974
Taikisha Ltd.	16,000	169,561
Toyo Engineering Corp.	93,000	269,647

Construction & Engineering Total		895,173

Electrical Equipment – 2.9%
Bharat Heavy Electricals Ltd.	8,719	259,499
Harbin Power Equipment Co., Ltd., Class H	266,000	172,972
Sumitomo Electric Industries Ltd.	34,800	288,638

Electrical Equipment Total		721,109

Industrial Conglomerates – 1.2%
Keppel Corp. Ltd.	92,000	303,048

Industrial Conglomerates Total		303,048

Machinery – 1.7%
Nabtesco Corp.	36,000	247,310
Sintokogio Ltd.	30,300	180,297

Machinery Total		427,607

Road & Rail – 0.9%
Central Japan Railway Co.	27	151,114
Transport International Holdings Ltd.	30,521	77,970

Road & Rail Total		229,084

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	13,500	175,254

Trading Companies & Distributors Total		175,254

Transportation Infrastructure – 1.4%
Sichuan Expressway Co., Ltd., Class H (a)	352,000	65,853
Zhejiang Expressway Co., Ltd., Class H	376,000	277,006

Transportation Infrastructure Total		342,859

Industrials Total		3,281,738

Information Technology – 12.7%
Electronic Equipment, Instruments & Components – 3.9%
AU Optronics Corp.	247,000	204,304
FUJIFILM Holdings Corp.	10,400	223,266
HON HAI Precision Industry Co., Ltd.	59,300	134,121
Kyocera Corp.	2,500	163,661
Nidec Corp.	1,800	80,012
Venture Corp., Ltd.	50,000	165,686

Electronic Equipment, Instruments & Components Total		971,050

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Internet Software & Services – 0.8%
NetEase.com, Inc., ADR (a)	7,394	198,529

Internet Software & Services Total		198,529

Office Electronics – 1.7%
Canon, Inc.	14,300	407,395

Office Electronics Total		407,395

Semiconductors & Semiconductor Equipment – 4.0%
Macronix International	664,860	251,930
Samsung Electronics Co., Ltd.	1,285	527,656
United Microelectronics Corp., ADR	89,181	225,628

Semiconductors & Semiconductor Equipment Total		1,005,214

Software – 2.3%
Nintendo Co., Ltd.	1,500	431,126
NSD Co., Ltd.	23,200	146,487

Software Total		577,613

Information Technology Total		3,159,801

Materials – 9.7%
Chemicals – 2.8%
Capro Corp. (a)	44,790	179,710
Kansai Paint Co., Ltd.	36,000	198,939
Nifco, Inc.	11,900	128,275
Shin-Etsu Chemical Co., Ltd.	3,700	178,300

Chemicals Total		685,224

Containers & Packaging – 1.1%
Toyo Seikan Kaisha Ltd.	19,700	285,395

Containers & Packaging Total		285,395

Metals & Mining – 5.8%
BHP Billiton Ltd.	24,865	551,720
BlueScope Steel Ltd.	55,989	100,055
Freeport-McMoRan Copper & Gold, Inc.	6,876	262,044
JFE Holdings, Inc.	6,700	145,189
Tokyo Steel Manufacturing Co., Ltd.	17,100	169,817
Yamato Kogyo Co., Ltd.	10,700	227,004

Metals & Mining Total		1,455,829

Materials Total		2,426,448

	Shares	Value ($)
Telecommunication Services – 6.0%
Diversified Telecommunication Services – 2.6%
Chunghwa Telecom Co. Ltd., ADR	16,402	299,008
Nippon Telegraph & Telephone Corp.	9,300	350,447

Diversified Telecommunication Services Total		649,455

Wireless Telecommunication Services – 3.4%
China Mobile Ltd., ADR	6,989	304,161
NTT DoCoMo, Inc.	182	245,829
Philippine Long Distance Telephone Co., ADR	4,642	204,852
SK Telecom Co., Ltd.	737	102,298

Wireless Telecommunication Services Total		857,140

Telecommunication Services Total		1,506,595

Utilities – 5.5%
Electric Utilities – 1.3%
CESC Ltd.	34,333	141,433
Okinawa Electric Power Co., Inc.	3,400	179,987

Electric Utilities Total		321,420

Gas Utilities – 1.1%
Korea Gas Corp.	3,462	101,113
Tokyo Gas Co., Ltd.	49,000	170,784

Gas Utilities Total		271,897

Independent Power Producers & Energy Traders – 1.3%
Energy Development Corp.	3,176,000	256,315
Tanjong PLC	21,200	80,252

Independent Power Producers & Energy Traders Total		336,567

Water Utilities – 1.8%
Epure International Ltd.	1,088,000	211,026
Guangdong Investment Ltd.	596,000	242,226

Water Utilities Total		453,252

Utilities Total		1,383,136

Total Common Stocks (cost of $32,672,312)		24,270,863

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2009

Investment Companies – 2.0%

	Shares	Value ($)
iShares MSCI Emerging Markets Index Fund	7,793	193,344
iShares MSCI Japan Index Fund	24,581	194,436
iShares MSCI Pacific ex-Japan Index Fund	3,958	97,485

Total Investment Companies (cost of $436,335)		485,265

Total Investments – 99.3% (cost of $33,108,647)(b)		24,756,128

Other Assets & Liabilities, Net – 0.7%		177,349

Net Assets – 100.0%		24,933,477

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,216,608	$—
Level 2 – Other Significant Observable Inputs	22,539,520	45,897
Level 3 – Significant Unobservable Inputs	—	—

Total	$24,756,128	$45,897

*Other financial instruments consist of forwards foreign currency exchange contracts which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $34,905,734.

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$752,184	$698,063	04/30/09	$54,121
AUD	58,287	54,481	04/30/09	3,806
AUD	56,900	53,169	04/30/09	3,731
IDR	206,770	195,167	04/30/09	11,603
INR	54,096	55,978	04/30/09	(1,882)
JPY	101,403	111,967	04/30/09	(10,564)
JPY	93,713	95,539	04/30/09	(1,826)
JPY	64,243	65,366	04/30/09	(1,123)
KRW	55,571	52,127	04/30/09	3,444
MYR	223,918	224,728	04/30/09	(810)
MYR	104,970	104,115	04/30/09	855
THB	108,542	109,237	04/30/09	(695)
TWD	250,674	252,284	04/30/09	(1,610)
TWD	94,324	94,902	04/30/09	(578)

				$58,472

Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$38,164	$35,354	04/30/09	$(2,810)
JPY	49,934	54,876	04/30/09	4,942
JPY	120,100	126,525	04/30/09	6,425
JPY	51,470	54,224	04/30/09	2,754
JPY	68,711	68,530	04/30/09	(181)
KRW	166,808	166,689	04/30/09	(119)
KRW	52,268	47,680	04/30/09	(4,588)
KRW	50,862	44,479	04/30/09	(6,383)
KRW	48,009	47,976	04/30/09	(33)
MYR	47,415	47,202	04/30/09	(213)
NZD	157,154	140,070	04/30/09	(17,084)
PHP	168,370	169,781	04/30/09	1,411
PHP	106,537	107,083	04/30/09	546
PHP	52,237	51,513	04/30/09	(724)
SGD	194,475	196,312	04/30/09	1,837
THB	554,894	558,884	04/30/09	3,990
TWD	54,941	54,201	04/30/09	(740)
TWD	49,007	47,402	04/30/09	(1,605)

				$(12,575)

At March 31, 2009, the Fund is invested in the following countries:

Country (Unaudited)	Value	% of Total Investments
Japan	$11,878,145	48.0
Australia	2,558,460	10.3
South Korea	2,054,016	8.3
China	1,972,021	8.0
Taiwan	1,114,991	4.5
Singapore	1,107,979	4.5
Hong Kong	1,096,505	4.4
India	889,632	3.6
United States*	747,310	3.0
Thailand	606,238	2.4
Philippines	461,166	1.9
New Zealand	189,413	0.8
United Kingdom	80,252	0.3

	$24,756,128	100.0

*Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2009

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Equity Funds

March 31, 2009

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Assets
Unaffiliated investments, at identified cost	91,740,883	341,003,194	67,701,245	979,140,081
Affiliated investments, at identified cost	—	—	—	—
Repurchase agreements, at identified cost	2,855,000	46,096,000	438,000	33,365,000

Total investments, at identified cost	94,595,883	387,099,194	68,139,245	1,012,505,081

Unaffiliated investments, at value	137,272,655	331,193,216	64,769,937	796,608,505
Affiliated investments, at value	—	—	—	—
Repurchase agreements, at value	2,855,000	46,096,000	438,000	33,365,000

Total investments, at value	140,127,655	377,289,216	65,207,937	829,973,505

Cash	644	189	562	806
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Foreign currency (cost of $—, $—, $—, $—, $—, $—, $—, $430,653, $181,976 and $25,894, respectively)	—	—	—	—
Receivable for:
Investments sold	—	10,064,690	2,717,689	—
Fund shares sold	30,094	1,237,133	16,626	5,677,443
Dividends	240,832	251,250	87,800	—
Interest	11	179	2	130
Foreign tax reclaims	14,927	14,244	—	136,094
Expense reimbursement due from investment advisor	—	—	—	—
Trustees’ deferred compensation plan	2,566	4,585	2,389	5,468
Other assets	23,077	46,638	19,147	68,529

Total Assets	140,439,806	388,908,124	68,052,152	835,861,975

Liabilities
Payable to custodian bank	—	—	—	—
Expense reimbursement due to investment advisor	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—
Foreign currency overdraft, at value (cost of $—, $—, $—, $—, $260, $—, $—, $—, $— and $—, respectively)	—	—	—	—
Payable for:
Investments purchased	—	26,716,545	2,809,074	16,342,671
Fund shares repurchased	16,738	359,673	53,593	990,492
Investment advisory fee	91,778	181,867	40,743	478,895
Administration fee	14,247	39,821	6,041	87,688
Transfer agent fee	72,269	336,356	48,208	183,642
Trustees’ fees	11,895	7,672	731	2,445
Audit fee	28,963	28,962	32,063	31,063
Pricing and bookkeeping fees	7,628	7,806	7,453	11,897
Custody fee	7,093	4,826	3,641	4,732
Distribution and service fees	72	7,552	542	15,794
Reports to shareholders	11,219	49,499	15,742	17,636
Chief compliance officer expenses	163	263	139	258
Interest	—	—	1	—
Trustees’ deferred compensation plan	2,566	4,585	2,389	5,468
Other liabilities	64,399	186,292	81,840	19,139

Total Liabilities	329,030	27,931,719	3,102,200	18,191,820

Net Assets	140,110,776	360,976,405	64,949,952	817,670,155

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

141,091,154	400,639,904	5,846,506,533	202,528,387	207,284,130	33,108,647
—	15,625,759	196,126,941	—	—	—
4,083,000	6,604,000	3,025,000	5,924,000	—	—

145,174,154	422,869,663	6,045,658,474	208,452,387	207,284,130	33,108,647

132,569,833	324,622,040	4,496,778,362	231,204,518	165,938,826	24,756,128
—	4,230,000	85,031,250	—	—	—
4,083,000	6,604,000	3,025,000	5,924,000	—	—

136,652,833	335,456,040	4,584,834,612	237,128,518	165,938,826	24,756,128

640	724	642	497,397	—	3,731

—	—	—	—	861,094	99,465

—	—	—	429,065	181,804	26,125

8,077,235	1,378,559	2,603,596	3,417,392	3,374,365	548,072
2,657	1,410,652	9,361,403	68,583	42,827	15,087
182,242	149,600	10,265,568	956,870	719,541	181,061
16	26	12	23	—	—
27,129	—	189,823	23,121	531,862	2,003

38,843	—	—	—	—	15,873
2,963	4,249	41,905	5,672	3,857	1,810
24,752	51,563	649,161	16,553	43,666	9,652

145,009,310	338,451,413	4,607,946,722	242,543,194	171,697,842	25,659,007

—	—	—	—	999,866	—
—	—	—	154,119	—	—

—	—	—	—	557,899	53,568
262	—	—	—	—	—

8,460,006	1,970,832	—	2,068,538	1,404,439	381,849
518,973	644,897	6,113,192	171,342	1,584,833	76,088
93,176	208,409	2,276,648	253,383	155,667	22,493
14,737	36,107	586,860	36,282	26,528	1,609
29,111	218,131	4,753,273	494,887	127,788	8,867
2,751	3,807	10,532	12,293	2,836	793
29,963	31,063	36,263	31,705	33,537	24,605
7,431	7,982	12,716	8,986	10,139	6,270
14,393	5,142	65,291	315,578	27,139	25,132
445	4,431	81,466	363	171	225
14,994	61,309	279,905	78,791	46,787	10,279
197	250	1,252	259	253	158
298	457	3,047	486	212	—
2,963	4,249	41,905	5,672	3,857	1,810
14,218	17,411	153,300	339,508	486,900	111,784

9,203,918	3,214,477	14,415,650	3,972,192	5,468,851	725,530

135,805,392	335,236,936	4,593,531,072	238,571,002	166,228,991	24,933,477

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Equity Funds

March 31, 2009

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Assets Consist of
Paid-in capital	116,201,431	572,512,039	83,332,033	1,258,723,689
Undistributed (overdistributed) net investment income	127,402	516,042	99,722	(6,634)
Accumulated net realized loss	(21,749,742)	(202,202,938)	(15,550,535)	(258,515,324)
Net unrealized appreciation (depreciation) on:
Investments	45,531,772	(9,809,978)	(2,931,308)	(182,531,576)
Foreign currency translations	(87)	(38,760)	40	—
Foreign capital gains tax	—	—	—	—

Net Assets	140,110,776	360,976,405	64,949,952	817,670,155

Class A
Net assets	$161,380	$16,841,626	$209,949	$84,492,786
Shares outstanding	9,955	1,236,144	22,016	11,965,565
Net asset value per share (a)	$16.21	$13.62	$9.54	$7.06
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$17.20	$14.45	$10.12	$7.49

Class C
Net assets	$57,443	$5,842,884	$67,067	$762,954
Shares outstanding	3,552	433,661	7,058	109,288
Net asset value and offering price per share (a)	$16.17	$13.47	$9.50	$6.98

Class R
Net assets	$—	$—	$1,144,706	$23,337
Shares outstanding	—	—	121,460	3,376
Net asset value and offering price per share	$—	$—	$9.42	$6.91

Class Z
Net assets	$139,891,953	$338,291,895	$63,528,230	$732,391,078
Shares outstanding	8,632,813	24,770,649	6,654,897	103,456,381
Net asset value and offering price per share	$16.20	$13.66	$9.55	$7.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

276,141,778	546,363,315	7,366,750,307	242,154,440	344,074,979	57,013,046

97,364	(5,567)	841,775	2,957,245	1,542,970	105,370
(131,903,862)	(123,707,189)	(1,313,217,732)	(35,152,599)	(138,313,456)	(23,876,318)

(8,521,321)	(87,413,623)	(1,460,823,862)	28,676,131	(41,345,304)	(8,352,519)
(8,567)	—	(19,416)	(14,669)	269,802	43,898
—	—	—	(49,546)	—	—

135,805,392	335,236,936	4,593,531,072	238,571,002	166,228,991	24,933,477

$1,097,123	$6,671,435	$163,338,350	$916,749	$225,591	$174,509
143,935	735,026	6,161,201	142,842	24,564	36,199
$7.62	$9.08	$26.51	$6.42	$9.18	$4.82
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
$8.08	$9.63	$28.13	$6.81	$9.74	$5.11

$239,829	$1,062,509	$40,380,117	$242,386	$157,220	$237,949
31,634	118,432	1,523,009	38,140	17,250	49,742
$7.58	$8.97	$26.51	$6.36	$9.11	$4.78

$—	$5,819,127	$37,636,848	$—	$—	$—
—	655,216	1,420,190	—	—	—
$—	$8.88	$26.50	$—	$—	$—

$134,468,440	$321,683,865	$4,352,175,757	$237,411,867	$165,846,180	$24,521,019
17,652,546	35,359,893	164,281,422	36,959,567	18,018,495	5,074,953
$7.62	$9.10	$26.49	$6.42	$9.20	$4.83

See Accompanying Notes to Financial Statements.

Statements of Operations – Equity Funds

For the Year Ended March 31, 2009

	$	$	$	$
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Investment Income
Dividends	4,259,847	5,974,945	2,596,576	5,967,191
Dividends from affiliates	—	—	—	—
Interest	34,188	584,697	17,893	398,327
Foreign taxes withheld	(62,357)	(121,969)	(66,160)	(122,097)

Total Investment Income	4,231,678	6,437,673	2,548,309	6,243,421

Expenses
Investment advisory fee	1,672,580	3,524,919	1,037,408	7,032,799
Administration fee	263,125	765,650	177,550	1,291,853
Distribution fee:
Class C	239	25,796	197	5,092
Class R	—	—	8,260	712
Service fee:
Class A	175	31,640	217	55,168
Class C	80	8,557	65	1,697
Transfer agent fee	247,843	1,173,512	151,052	1,374,055
Pricing and bookkeeping fees	82,385	116,154	66,121	140,065
Trustees’ fees	23,576	38,633	13,515	39,983
Custody fee	16,722	19,384	12,692	20,297
Registration fees	37,814	72,398	70,298	140,002
Reports to shareholders	50,009	253,643	93,164	123,342
Chief compliance officer expenses	576	887	636	978
Other expenses	55,521	94,184	63,748	112,313

Expenses before interest expense	2,450,645	6,125,357	1,694,923	10,338,356
Interest expense	38	—	923	932

Total Expenses	2,450,683	6,125,357	1,695,846	10,339,288
Fees waived or expenses reimbursed by investment advisor and/or administrator	(95,811)	(254,984)	(72,331)	(394,599)
Expense reductions	(8,506)	(12,029)	(6,998)	(11,024)

Net Expenses	2,346,366	5,858,344	1,616,517	9,933,665

Net Investment Income (Loss)	1,885,312	579,329	931,792	(3,690,244)

See Accompanying Notes to Financial Statements.

$	$	$	$	$	$
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

4,777,560	3,263,085	178,355,800	16,586,464	13,695,084	2,119,205
—	1,000,000	3,687,115	—	—	—
40,462	46,384	1,758,667	35,487	46,306	2,781
(75,849)	—	(2,041,629)	(1,641,055)	(1,097,413)	(139,701)

4,742,173	4,309,469	181,759,953	14,980,896	12,643,977	1,982,285

2,266,417	4,041,266	45,997,660	6,822,851	3,878,459	634,182
370,056	690,826	11,411,391	1,001,669	687,667	85,238

2,017	13,597	327,407	2,411	328	626
—	32,967	211,389	—	—	—

3,460	22,573	490,668	4,088	290	145
672	4,532	109,135	803	110	209
128,842	913,375	11,567,556	856,279	629,756	23,364
93,693	117,550	143,296	117,814	100,912	57,548
22,549	32,327	268,652	52,836	28,170	13,529
84,167	20,328	265,600	1,072,435	180,542	160,823
47,914	66,331	210,466	53,068	53,306	58,662
62,510	214,289	1,406,426	257,117	94,687	62,533
736	858	4,004	881	822	626
75,033	102,326	556,702	105,849	102,320	66,652

3,158,066	6,273,145	72,970,352	10,348,101	5,757,369	1,164,137
2,468	6,059	28,828	57,070	21,148	5,231

3,160,534	6,279,204	72,999,180	10,405,171	5,778,517	1,169,368

(671,941)	(233,138)	(3,327,593)	(962,113)	(176,347)	(67,447)
(1,726)	(9,905)	(65,048)	(6,976)	(4,480)	(2,060)

2,486,867	6,036,161	69,606,539	9,436,082	5,597,690	1,099,861

2,255,306	(1,726,692)	112,153,414	5,544,814	7,046,287	882,424

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Equity Funds

For the Year Ended March 31, 2009

	$	$	$	$
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Capital Gains Tax:
Net realized loss on:
Unaffiliated investments	(21,707,774)	(200,232,321)	(15,550,535)	(177,939,043)
Affiliated investments	—	—	—	—
Foreign currency transactions and forward foreign currency exchange contracts	(85,097)	(6,733)	(6,862)	—

Net realized loss	(21,792,871)	(200,239,054)	(15,557,397)	(177,939,043)
Net change in unrealized appreciation (depreciation) on:
Investments	(82,620,947)	(127,833,382)	(80,732,279)	(309,588,130)
Foreign currency translations and forward foreign currency exchange contracts	(950)	(38,452)	40	—
Foreign capital gains tax	—	—	—	—

Net change in unrealized appreciation (depreciation)	(82,621,897)	(127,871,834)	(80,732,239)	(309,588,130)

Net Loss	(104,414,768)	(328,110,888)	(96,289,636)	(487,527,173)

Net Decrease Resulting from Operations	(102,529,456)	(327,531,559)	(95,357,844)	(491,217,417)

See Accompanying Notes to Financial Statements.

$	$	$	$	$	$
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

(131,745,376)	(122,138,321)	(1,084,763,762)	(34,978,526)	(134,065,600)	(22,897,290)
—	(286,999)	(91,987,494)	—	—	—

(63,107)	—	(180,689)	(1,253,177)	(5,156,328)	(713,073)

(131,808,483)	(122,425,320)	(1,176,931,945)	(36,231,703)	(139,221,928)	(23,610,363)

(46,476,912)	(155,761,126)	(3,893,749,328)	(316,128,991)	(106,359,112)	(8,448,022)

(12,033)	—	(38,235)	(1,035)	202,889	46,241
—	—	—	293,166	272,274	81,558

(46,488,945)	(155,761,126)	(3,893,787,563)	(315,836,860)	(105,883,949)	(8,320,223)

(178,297,428)	(278,186,446)	(5,070,719,508)	(352,068,563)	(245,105,877)	(31,930,586)

(176,042,122)	(279,913,138)	(4,958,566,094)	(346,523,749)	(238,059,590)	(31,048,162)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Equity Funds

Increase (Decrease) in Net Assets	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($) (a)(b)	2009 ($)	2008 ($) (a)(c)
Operations
Net investment income (loss)	1,885,312	2,484,145	579,329	340,137
Net realized gain (loss) on investments and foreign currency transactions	(21,792,871)	61,743,836	(200,239,054)	80,998,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(82,621,897)	(55,325,660)	(127,871,834)	66,202,660

Net increase (decrease) resulting from operations	(102,529,456)	8,902,321	(327,531,559)	147,540,871

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	—	—
Class A Shares	(474)	—	—	—
Class C Shares	(19)	—	—	—
Class R Shares	—	—	—	—
Class Z Shares	(1,756,076)	(3,091,634)	—	(692,495)
From net realized gains:
Institutional Shares	—	—	—	—
Class A Shares	(1,523)	—	(213,683)	(157,697)
Class C Shares	(2,089)	—	(49,859)	(30,214)
Class R Shares	—	—	—	—
Class Z Shares	(21,465,963)	(70,675,685)	(11,867,954)	(99,593,088)

Total distributions to shareholders	(23,226,144)	(73,767,319)	(12,131,496)	(100,473,494)

Net Capital Stock Transactions	(26,011,260)	(44,283,689)	(18,201,727)	174,033,621

Redemption fees	—	3,518	—	64,308
Increase from regulatory settlements	—	—	—	—
Total increase (decrease) in net assets	(151,766,860)	(109,145,169)	(357,864,782)	221,165,306

Net Assets
Beginning of period	291,877,636	401,022,805	718,841,187	497,675,881
End of period	140,110,776	291,877,636	360,976,405	718,841,187
Undistributed (overdistributed) net investment income, at end of period	127,402	108,901	516,042	(4)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(e)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund		Columbia Select Large Cap Growth Fund		Columbia Select Opportunities Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2009 ($)	2008 ($) (a)(b)(d)(e)	2009 ($)	2008 ($) (a)(c)(d)(e)	2009 ($)	2008 ($) (a)(c)(e)

931,792	1,618,971	(3,690,244)	(5,860,541)	2,255,306	2,630,036

(15,557,397)	1,492,351	(177,939,043)	43,526,816	(131,808,483)	20,030,342

(80,732,239)	(37,221,228)	(309,588,130)	3,102,461	(46,488,945)	(17,686,363)

(95,357,844)	(34,109,906)	(491,217,417)	40,768,736	(176,042,122)	4,974,015

—	(547,003)	—	—	—	(577,035)
(876)	—	—	—	(10,165)	(816)
(144)	—	—	—	(914)	—
(5,496)	(16,431)	—	—	—	—
(793,378)	(4,269,945)	—	—	(2,305,877)	(2,341,365)

—	(646,878)	—	—	—	(1,405,666)
(59)	—	—	—	(20,990)	(10,156)
(43)	—	—	—	(2,859)	(261)
(4,852)	(41,070)	—	—	—	—
(546,197)	(6,744,281)	—	—	(5,524,841)	(9,215,906)

(1,351,045)	(12,265,608)	—	—	(7,865,646)	(13,551,205)

(85,989,212)	(33,103,896)	367,737,435	165,896,174	(69,072,002)	59,367,097

—	10,694	—	35,222	—	15,505
—	—	13,882	—	—	—
(182,698,101)	(79,468,716)	(123,466,100)	206,700,132	(252,979,770)	50,805,412

247,648,053	327,116,769	941,136,255	734,436,123	388,785,162	337,979,750
64,949,952	247,648,053	817,670,155	941,136,255	135,805,392	388,785,162
99,722	—	(6,634)	—	97,364	253,448

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Columbia Equity Funds

Increase (Decrease) in Net Assets	Columbia Select Small Cap Fund		Columbia Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($) (a)(b)(c)	2009 ($)	2008 ($) (a)(b)(c)(d)
Operations
Net investment income (loss)	(1,726,692)	(4,857,984)	112,153,414	97,292,642
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency exchange contracts	(122,425,320)	71,206,081	(1,176,931,945)	5,476,654
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(155,761,126)	(140,546,087)	(3,893,787,563)	(322,546,411)

Net increase (decrease) resulting from operations	(279,913,138)	(74,197,990)	(4,958,566,094)	(219,777,115)

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	—	(5,668,281)
Class A Shares	—	—	(2,899,712)	(195,819)
Class C Shares	—	—	(292,782)	(17,109)
Class R Shares	—	—	(480,565)	(143,448)
Class Z Shares	—	—	(108,747,976)	(112,098,602)
From net realized gains:
Institutional Shares	—	—	—	(3,346,525)
Class A Shares	(303,623)	(13,052)	(83,311)	(153,354)
Class C Shares	(70,804)	(2,927)	(18,779)	(40,857)
Class R Shares	(241,850)	(532,206)	(18,992)	(95,413)
Class Z Shares	(20,518,422)	(58,484,455)	(3,904,858)	(79,135,130)

Total distributions to shareholders	(21,134,699)	(59,032,640)	(116,446,975)	(200,894,538)

Net Capital Stock Transactions	(52,896,968)	125,629,688	563,439,037	1,384,047,916

Redemption fees	—	43,881	—	524,728
Increase from regulatory settlements	146,495	—	47,297	—
Total increase (decrease) in net assets	(353,798,310)	(7,557,061)	(4,511,526,735)	963,900,991

Net Assets
Beginning of period	689,035,246	696,592,307	9,105,057,807	8,141,156,816
End of period	335,236,936	689,035,246	4,593,531,072	9,105,057,807
Undistributed (overdistributed) net investment income at end of period	(5,567)	—	841,775	1,979,612

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund		Columbia International Growth Fund		Columbia Pacific/Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2009 ($)	2008 ($) (a)(b)(d)	2009 ($)	2008 ($) (a)(d)(e)	2009 ($)	2008 ($) (a)(e)

5,544,814	9,256,342	7,046,287	3,947,393	882,424	725,762

(36,231,703)	222,139,695	(139,221,928)	88,471,328	(23,610,363)	30,768,611

(315,836,860)	(55,590,645)	(105,883,949)	(99,163,606)	(8,320,223)	(25,971,156)

(346,523,749)	175,805,392	(238,059,590)	(6,744,885)	(31,048,162)	5,523,217

—	(427,310)	—	—	—	—
—	(4,765)	(289)	—	(594)	—
—	(173)	(19)	—	(45)	—
—	—	—	—	—	—
—	(9,063,981)	(1,132,296)	(2,909,679)	(480,114)	(1,220,208)

—	(3,358,883)	—	—	—	—
(513,878)	(58,024)	(3,433)	—	(5,615)	—
(84,665)	(5,981)	(602)	—	(1,401)	—
—	—	—	—	—	—
(137,101,297)	(84,902,977)	(35,191,377)	—	(14,738,370)	(34,933,953)

(137,699,840)	(97,822,094)	(36,328,016)	(2,909,679)	(15,226,139)	(36,154,161)

(293,665,421)	(196,115,846)	(195,593,367)	8,700,366	(46,647,878)	(64,648,577)

55,618	123,463	9,839	62,687	576	2,158
—	—	150,489	—	—	—
(777,833,392)	(118,009,085)	(469,820,645)	(891,511)	(92,921,603)	(95,277,363)

1,016,404,394	1,134,413,479	636,049,636	636,941,147	117,855,080	213,132,443
238,571,002	1,016,404,394	166,228,991	636,049,636	24,933,477	117,855,080

2,957,245	(1,445)	1,542,970	1,097,836	105,370	470,820

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Blended Equity Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	13,948	264,716	348	10,000
Distributions reinvested	84	1,996	—	—
Redemptions	(4,425)	(90,083)	—	—

Net increase	9,607	176,629	348	10,000

Class C
Subscriptions	3,298	69,597	348	10,000
Distributions reinvested	79	2,108	—	—
Redemptions	(173)	(2,626)	—	—

Net increase	3,204	69,079	348	10,000

Class Z
Subscriptions	1,069,699	25,352,681	342,872	11,388,278
Distributions reinvested	461,476	12,021,012	1,051,349	33,102,298
Redemptions	(3,046,571)	(63,630,661)	(2,586,314)	(88,794,265)

Net increase (decrease)	(1,515,396)	(26,256,968)	(1,192,093)	(44,303,689)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund
Year Ended March 31, 2009		Year Ended March 31, 2008 (b)(c)
Shares	Dollars ($)	Shares	Dollars ($)

1,521,512	31,235,608	217,965	5,610,805
6,524	202,507	5,951	145,563
(500,903)	(9,514,854)	(14,905)	(376,074)

1,027,133	21,923,261	209,011	5,380,294

499,658	9,008,275	55,662	1,430,454
1,512	46,686	1,174	28,696
(123,945)	(2,327,141)	(400)	(9,000)

377,225	6,727,820	56,436	1,450,150

10,770,648	238,912,602	12,481,035	324,142,746
318,342	9,884,506	3,304,337	80,891,849
(14,257,674)	(295,649,916)	(9,207,514)	(237,831,418)

(3,168,684)	(46,852,808)	6,577,858	167,203,177

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Mid Cap Core Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(b)(c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	162,295	3,582,580
Exchange in connection with reorganization	—	—	(1,271,403)	(23,142,408)
Distributions reinvested	—	—	8,599	186,106
Redemptions	—	—	(353,811)	(7,993,675)

Net decrease	—	—	(1,454,320)	(27,367,397)

Class A Shares
Subscriptions	29,193	324,419	547	10,000
Distributions reinvested	92	917	—	—
Redemptions	(7,816)	(81,226)	—	—

Net increase	21,469	244,110	547	10,000

Class C Shares
Subscriptions	7,728	79,136	547	10,000
Distributions reinvested	17	187	—	—
Redemptions	(1,234)	(13,294)	—	—

Net increase	6,511	66,029	547	10,000

Class R Shares
Subscriptions	42,244	582,981	78,641	1,633,794
Distributions reinvested	763	10,348	2,703	57,501
Redemptions	(33,133)	(405,611)	(20,851)	(432,225)

Net increase	9,874	187,718	60,493	1,259,070

Class Z Shares
Subscriptions	911,865	14,180,439	2,253,776	50,009,391
Exchange in connection with reorganization	—	—	1,275,610	23,142,408
Distributions reinvested	38,775	586,253	226,451	4,870,009
Redemptions	(7,724,000)	(101,253,761)	(3,952,063)	(85,037,377)

Net increase (decrease)	(6,773,360)	(86,487,069)	(196,226)	(7,015,569)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund				Columbia Select Opportunities Fund
Year Ended March 31, 2009		Year Ended March 31, 2008(b)(c)(d)(e)		Year Ended March 31, 2009		Year Ended March 31, 2008 (b)(d)(e)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	1,157,960	13,246,958	—	—	348,960	5,184,884
—	—	(2,391,852)	(27,022,440)	—	—	31,247	478,615
—	—	—	—	—	—	(1,213,557)	(18,743,629)
—	—	(274,346)	(3,094,714)	—	—	(3,403,888)	(47,193,849)

—	—	(1,508,238)	(16,870,196)	—	—	(4,237,238)	(60,273,979)

13,464,242	95,140,472	189,595	2,289,307	245,159	3,043,457	42,317	640,063
—	—	—	—	2,140	25,070	716	10,973
(1,688,190)	(12,586,524)	(82)	(978)	(126,113)	(1,000,311)	(20,284)	(310,677)

11,776,052	82,553,948	189,513	2,288,329	121,186	2,068,216	22,749	340,359

144,439	1,322,856	22,882	271,251	51,047	626,053	1,919	28,343
—	—	—	—	216	2,718	17	261
(56,309)	(424,734)	(1,724)	(20,534)	(21,565)	(175,467)	—	—

88,130	898,122	21,158	250,717	29,698	453,304	1,936	28,604

21,445	229,371	2,747	31,514	—	—	—	—
—	—	—	—	—	—	—	—
(20,076)	(138,787)	(1,034)	(11,441)	—	—	—	—

1,369	90,584	1,713	20,073	—	—	—	—

70,056,832	674,697,263	26,168,371	306,071,503	6,840,043	81,210,244	8,882,662	132,520,635
—	—	2,400,349	27,022,440	—	—	3,403,887	47,193,849
—	—	—	—	192,085	2,503,567	258,954	3,968,894
(49,639,020)	(390,502,482)	(13,281,458)	(152,886,692)	(17,201,779)	(155,307,333)	(4,336,315)	(64,411,265)

20,417,812	284,194,781	15,287,262	180,207,251	(10,169,651)	(71,593,522)	8,209,188	119,272,113

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Select Small Cap Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	—	—
Exchange in connection with reorganization	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net decrease	—	—	—	—
Class A
Subscriptions	1,329,317	18,172,202	214,195	3,562,900
Distributions reinvested	19,688	303,392	707	13,052
Redemptions	(826,731)	(8,579,057)	(2,150)	(36,604)

Net increase	522,274	9,896,537	212,752	3,539,348

Class C
Subscriptions	38,874	527,059	130,390	2,190,200
Distributions reinvested	4,609	70,656	159	2,927
Redemptions	(55,600)	(595,536)	—	—

Net increase (decrease)	(12,117)	2,179	130,549	2,193,127

Class R
Subscriptions	343,592	4,176,248	477,053	9,323,250
Distributions reinvested	15,995	241,850	29,274	532,206
Redemptions	(138,198)	(1,724,888)	(168,786)	(3,191,866)

Net increase	221,389	2,693,210	337,541	6,663,590

Class Z
Subscriptions	11,301,343	145,607,901	15,301,239	294,017,699
Exchange in connection with reorganization	—	—	—	—
Distributions reinvested	695,997	10,732,107	1,431,298	26,450,381
Redemptions	(18,522,626)	(221,828,902)	(11,019,820)	(207,234,457)

Net increase (decrease)	(6,525,286)	(65,488,894)	5,712,717	113,233,623

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund
Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(b)(c)(d)
Shares	Dollars ($)	Shares	Dollars ($)

—	—	2,776,479	158,664,278
—	—	(6,755,662)	(350,726,825)
—	—	133,699	7,513,733
—	—	(2,973,501)	(171,327,024)

—	—	(6,818,985)	(355,875,838)

7,544,325	350,530,429	1,541,152	84,085,688
82,462	2,837,030	6,136	339,172
(2,943,227)	(92,566,890)	(69,647)	(3,651,081)

4,683,560	260,800,569	1,477,641	80,773,779

1,655,495	78,563,854	270,919	14,912,558
8,192	252,762	1,004	56,380
(402,283)	(12,919,203)	(10,318)	(534,261)

1,261,404	65,897,413	261,605	14,434,677

1,094,672	47,511,730	652,964	36,232,490
14,870	499,301	4,277	238,860
(337,014)	(13,176,051)	(63,459)	(3,451,199)

772,528	34,834,980	593,782	33,020,151

60,774,982	2,515,699,893	48,405,334	2,730,263,337
—	—	6,754,362	350,726,825
2,397,249	88,424,717	2,791,705	157,055,127
(70,849,326)	(2,402,218,535)	(28,957,123)	(1,626,350,142)

(7,677,095)	201,906,075	28,994,278	1,611,695,147

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Emerging Markets Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	986,836	16,324,062
Exchange in connection with reorganization	—	—	(2,370,577)	(35,511,776)
Distributions reinvested	—	—	169,706	2,909,718
Redemptions	—	—	(1,760,412)	(29,570,897)

Net decrease	—	—	(2,974,447)	(45,848,893)

Class A
Subscriptions	230,578	3,009,480	129,455	2,219,729
Distributions reinvested	38,222	484,281	3,492	59,601
Redemptions	(208,280)	(1,853,707)	(50,625)	(815,648)

Net increase	60,520	1,640,054	82,322	1,463,682

Class C
Subscriptions	36,604	332,966	31,142	497,130
Distributions reinvested	6,377	80,541	350	5,992
Redemptions	(35,521)	(339,357)	(812)	(12,559)

Net increase	7,460	74,150	30,680	490,563

Class Z
Subscriptions	10,504,267	91,945,466	11,947,743	197,158,252
Exchange in connection with reorganization	—	—	2,380,110	35,511,776
Distributions reinvested	7,919,385	100,338,612	3,803,568	64,742,476
Redemptions	(49,364,298)	(487,663,703)	(27,912,904)	(449,633,702)

Net increase (decrease)	(30,940,646)	(295,379,625)	(9,781,483)	(152,221,198)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized in the Fund’s Class Z.

(d)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund				Columbia Pacific/Asia Fund
Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(c)(d)		Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(d)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

27,985	339,801	532	10,000	34,723	185,444	1,062	10,000
212	3,722	—	—	767	6,209	—	—
(4,165)	(42,238)	—	—	(353)	(1,671)	—	—

24,032	301,285	532	10,000	35,137	189,982	1,062	10,000

16,682	172,894	532	10,000	58,001	299,319	1,062	10,000
36	621	—	—	179	1,446	—	—
—	—	—	—	(9,500)	(39,521)	—	—

16,718	173,515	532	10,000	48,680	261,244	1,062	10,000

1,961,918	26,327,271	5,257,212	104,627,767	150,707	1,071,918	624,994	7,488,871
—	—	3,106,495	58,118,017	—	—	—	—
710,211	12,442,903	34,970	698,358	773,939	6,268,905	1,219,801	13,109,388
(18,489,612)	(234,838,341)	(7,975,112)	(154,763,776)	(8,354,699)	(54,439,927)	(7,525,945)	(85,266,836)

(15,817,483)	(196,068,167)	423,565	8,680,366	(7,430,053)	(47,099,104)	(5,681,150)	(64,668,577)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76	$28.76

Income from Investment Operations:
Net investment income (loss) (b)	0.12	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(10.40)	—	(c)

Total from investment operations	(10.28)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.13)	—
From net realized gains	(2.14)	—

Total distributions to shareholders	(2.27)	—

Net Asset Value, End of Period	$16.21	$28.76
Total return (d)(e)	(38.73)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.30%	1.35	%(h)
Interest expense (i)	—%	—	%(h)
Net expenses (g)	1.30%	1.35	%(h)
Waiver/Reimbursement	0.05%	0.09	%(h)
Net investment income (loss) (g)	0.66%	(1.32	)%(h)
Portfolio turnover rate	41%	10	%(f)
Net assets, end of period (000’s)	$161	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76	$28.76

Income from Investment Operations:
Net investment loss (b)	— (c)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(10.43)	—	(c)

Total from investment operations	(10.43)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.02)	—
From net realized gains	(2.14)	—

Total distributions to shareholders	(2.16)	—

Net Asset Value, End of Period	$16.17	$28.76
Total return (d)(e)	(39.20)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.05%	2.10	%(h)
Interest expense (i)	—%	—	%(h)
Net expenses (g)	2.05%	2.10	%(h)
Waiver/Reimbursement	0.05%	0.09	%(h)
Net investment loss (g)	(0.02)%	(2.07	)%(h)
Portfolio turnover rate	41%	10	%(f)
Net assets, end of period (000’s)	$57	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)		2007	2006 (h)	2005 (h)
Net Asset Value, Beginning of Period	$28.76		$35.36		$37.27	$36.12	$33.64

Income from Investment Operations:
Net investment income (b)	0.19		0.23		0.25	0.19	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(10.43)		0.47		3.61	3.67	2.66

Total from investment operations	(10.24)		0.70		3.86	3.86	2.96

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.29)		(0.23)	(0.21)	(0.28)
From net realized gains	(2.14)		(7.01)		(5.54)	(2.50)	(0.20)

Total distributions to shareholders	(2.32)		(7.30)		(5.77)	(2.71)	(0.48)

Net Asset Value, End of Period	$16.20		$28.76		$35.36	$37.27	$36.12
Total return (c)(d)	(38.61)%		0.35	%(e)	10.66%	11.10%	8.85%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.05%		1.11%		1.10%	1.08%	1.05%
Interest expense	—	%(g)	0.01%		—	—	—
Net expenses (f)	1.05%		1.10%		1.10%	1.08%	1.05%
Waiver/Reimbursement	0.05%		0.13%		0.11%	0.13%	0.19%
Net investment income (f)	0.85%		0.66%		0.68%	0.53%	0.86%
Portfolio turnover rate	41%		10%		10%	22%	19%
Net assets, end of period (000’s)	$139,892		$291,858		$401,023	$460,309	$466,903

(a)	On March 31, 2008, Shares class of Blended Equity Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of the Fund’s Class Z includes the financial information of Blended Equity Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$25.49	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.01)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(11.46)	1.72

Total from investment operations	(11.47)	1.72

Less Distributions to Shareholders:
From net realized gains	(0.40)	(3.87)

Net Asset Value, End of Period	$13.62	$25.49
Total return (d)(e)	(45.88)%	6.82	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.24%	1.07	%(h)
Interest expense	—	—	%(h)(i)
Net expenses (g)	1.24%	1.07	%(h)
Waiver/Reimbursement	0.04%	0.05	%(h)
Net investment loss (g)	(0.03)%	(0.02	)%(h)
Portfolio turnover rate	484%	198	%(f)
Net assets, end of period (000’s)	$16,842	$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$25.40	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(11.40)	1.73

Total from investment operations	(11.53)	1.63

Less Distributions to Shareholders:
From net realized gains	(0.40)	(3.87)

Net Asset Value, End of Period	$13.47	$25.40
Total return (c)(d)	(46.29)%	6.45	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.99%	1.82	%(g)
Interest expense	—	—	%(g)(h)
Net expenses (f)	1.99%	1.82	%(g)
Waiver/Reimbursement	0.04%	0.05	%(g)
Net investment loss (f)	(0.73)%	(0.78	)%(g)
Portfolio turnover rate	484%	198	%(e)
Net assets, end of period (000’s)	$5,843	$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)		2007		2006 (h)	2005 (h)
Net Asset Value, Beginning of Period	$25.49		$23.30		$25.99		$22.34	$16.45

Income from Investment Operations:
Net investment income (loss) (b)	0.02		0.01		0.06		— (c)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(11.45)		6.08		2.50		9.04	6.99

Total from investment operations	(11.43)		6.09		2.56		9.04	7.01

Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.06)		—	(0.05)
From net realized gains	(0.40)		(3.87)		(5.19)		(5.39)	(1.07)

Total distributions to shareholders	(0.40)		(3.90)		(5.25)		(5.39)	(1.12)

Net Asset Value, End of Period	$13.66		$25.49		$23.30		$25.99	$22.34
Total return (d)	(45.72	)%(e)	26.84	%(e)	10.84	%(e)	41.42%	43.97	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.99%		1.07%		1.12%		1.13%	1.10%
Interest expense	—		—	%(g)	—		—	—
Net expenses (f)	0.99%		1.07%		1.12%		1.13%	1.10%
Waiver/Reimbursement	0.04%		0.04%		0.01%		—	0.05%
Net investment income (loss) (f)	0.11%		0.05%		0.25%		(0.01)%	0.12%
Portfolio turnover rate	484%		198%		279%		234%	111%
Net assets, end of period (000’s)	$338,292		$712,080		$497,676		$522,506	$292,333

(a)	On March 31, 2008, Shares class of Energy and Natural Resources Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Energy and Natural Resources Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29	$18.29

Income from Investment Operations:
Net investment income (loss) (b)	0.08	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.72)	—	(c)

Total from investment operations	(8.64)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.07)	—
From net realized gains	(0.04)	—

Total distributions to shareholders	(0.11)	—

Net Asset Value, End of Period	$9.54	$18.29
Total return (d)(e)	(47.44)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.26%	1.10	%(h)
Interest expense (i)	—%	—	%(h)
Net expenses (g)	1.26%	1.10	%(h)
Waiver/Reimbursement	0.05%	0.05	%(h)
Net investment income (loss) (g)	0.81%	(1.10	)%(h)
Portfolio turnover rate	111%	16	%(f)
Net assets, end of period (000’s)	$210	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29	$18.29

Income from Investment Operations:
Net investment loss (b)	(0.01)	—	(c)
Net realized and unrealized loss on investments and foreign currency	(8.72)	—	(c)

Total from investment operations	(8.73)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.02)	—
From net realized gains	(0.04)	—

Total distributions to shareholders	(0.06)	—

Net Asset Value, End of Period	$9.50	$18.29
Total return (d)(e)	(47.83)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.01%	1.85	%(h)
Interest expense (i)	—%	—	%(h)
Net expenses (g)	2.01%	1.85	%(h)
Waiver/Reimbursement	0.05%	0.05	%(h)
Net investment loss (g)	(0.06)%	(1.85	)%(h)
Portfolio turnover rate	111%	16	%(f)
Net assets, end of period (000’s)	$67	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,							Period Ended March 31,
Class R Shares	2009		2008 (a)		2007		2006 (k)	2005 (b)(k)
Net Asset Value, Beginning of Period	$18.10		$21.48		$19.62		$16.78	$17.26

Income from Investment Operations:
Net investment income (loss) (c)	0.02		(0.03)		0.70		(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.61)		(2.55)		1.16		2.90	(0.47)

Total from investment operations	(8.59)		(2.58)		1.86		2.84	(0.48)

Less Distributions to Shareholders:
From net investment income	(0.05)		(0.29)		—		—	—
From net realized gains	(0.04)		(0.51)		—	(d)	—	—

Total distributions to shareholders	(0.09)		(0.80)		—	(d)	—	—

Net Asset Value, End of Period	$9.42		$18.10		$21.48		$19.62	$16.78
Total return (e)	(47.62	)%(f)	(12.56	)%(f)	9.48	%(f)	16.92%	(3.01	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.51%		1.60%		1.61%		1.46%	1.56	%(i)
Interest expense	—	%(j)	—	%(j)	—		—	—
Net expenses (h)	1.51%		1.60%		1.61%		1.46%	1.56	%(i)
Waiver/Reimbursement	0.05%		0.04%		0.03%		—	0.10	%(i)
Net investment income (loss) (h)	0.14%		(0.13)%		3.38%		(0.34)%	(0.13	)%(i)
Portfolio turnover rate	111%		16%		25%		23%	28	%(g)
Net assets, end of period (000’s)	$1,145		$2,020		$1,097		$1	$1

(a)	On March 31, 2008, Retirement Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Mid Cap Value and Restructuring Fund’s Retirement Shares class.

(b)	Mid Cap Value and Restructuring Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Per share data for the year ended March 31, 2006 and the period ended March 31, 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)		2007	2006 (i)	2005 (i)
Net Asset Value, Beginning of Period	$18.29		$21.61		$19.64	$16.77	$15.75

Income from Investment Operations:
Net investment income (c)	0.09		0.10		0.23	— (d)	0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(8.71)		(2.59)		1.75	2.90	1.02

Total from investment operations	(8.62)		(2.49)		1.98	2.90	1.25

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.32)		(0.01)	(0.03)	(0.23)
From net realized gains	(0.04)		(0.51)		— (d)	—	—

Total distributions to shareholders	(0.12)		(0.83)		(0.01)	(0.03)	(0.23)

Net Asset Value, End of Period	$9.55		$18.29		$21.61	$19.64	$16.77
Total return (e)	(47.32	)%(f)	(12.08	)%(f)	10.07%	17.32%	7.93	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.01%		1.10%		1.13%	1.13%	1.06%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	1.01%		1.10%		1.13%	1.13%	1.06%
Waiver/Reimbursement	0.05%		0.04%		—	—	0.10%
Net investment income (g)	0.59%		0.47%		1.12%	0.02%	1.42%
Portfolio turnover rate	111%		16%		25%	23%	28%
Net assets, end of period (000’s)	$63,528		$245,608		$294,452	$237,531	$214,844

(a)	On March 31, 2008, Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Mid Cap Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Mid Cap Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$11.30		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.06)		(0.05)
Net realized and unrealized loss on investments	(4.18)		(0.83)

Total from investment operations	(4.24)		(0.88)

Increase from Regulatory Settlements	—	(c)	—

Net Asset Value, End of Period	$7.06		$11.30
Total return (d)(e)	(37.52)%		(7.22	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.28%		1.16	%(i)
Interest expense	—	%(h)	—
Net expenses (g)	1.28%		1.16	%(i)
Waiver/Reimbursement	0.05%		0.05	%(i)
Net investment loss (g)	(0.77)%		(0.92	)%(i)
Portfolio turnover rate	58%		39	%(f)
Net assets, end of period (000’s)	$84,493		$2,141

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$11.26		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.12)		(0.09)
Net realized and unrealized loss on investments	(4.16)		(0.83)

Total from investment operations	(4.28)		(0.92)

Increase from Regulatory Settlements	—	(c)	—

Net Asset Value, End of Period	$6.98		$11.26
Total return (d)(e)	(38.01)%		(7.55	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.03%		1.91	%(i)
Interest expense	—	%(h)	—
Net expenses (g)	2.03%		1.91	%(i)
Waiver/Reimbursement	0.05%		0.05	%(i)
Net investment loss (g)	(1.37)%		(1.59	)%(i)
Portfolio turnover rate	58%		39	%(f)
Net assets, end of period (000’s)	$763		$238

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class R Shares	2009		2008 (a)	2007	2006 (k)	2005 (b)(k)
Net Asset Value, Beginning of Period	$11.09		$10.45	$9.82	$8.02	$8.49

Income from Investment Operations:
Net investment loss (c)	(0.07)		(0.14)	(0.12)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investment	(4.11)		0.78	0.75	1.91	(0.44)

Total from investment operations	(4.18)		0.64	0.63	1.80	(0.47)

Increase from Regulatory Settlements	—	(d)	—	—	—	—

Net Asset Value, End of Period	$6.91		$11.09	$10.45	$9.82	$8.02
Total return (e)(f)	(37.69)%		6.12%	6.42%	22.44%	(5.54	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.53%		1.66%	1.69%	1.70%	1.55	%(j)
Interest expense	—	%(i)	—	—	—	—
Net expenses (h)	1.53%		1.66%	1.69%	1.70%	1.55	%(j)
Waiver/Reimbursement	0.05%		0.04%	0.01%	0.29%	0.23	%(j)
Net investment loss (h)	(0.80)%		(1.22)%	(1.18)%	(1.20)%	(1.45	)%(j)
Portfolio turnover rate	58%		39%	33%	24%	25	%(g)
Net assets, end of period (000’s)	$23		$22	$3	$3	$1

(a)	On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of Large Cap Growth Fund’s Retirement Shares class.

(b)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

(j)	Annualized.

(k)	Per share data for the year ended March 31, 2006 and the period ended March 31, 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)		2007	2006 (i)		2005 (i)
Net Asset Value, Beginning of Period	$11.30		$10.60		$9.91	$8.04		$7.71

Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.08)		(0.07)	(0.04)		(0.05)
Net realized and unrealized gain (loss) on investment	(4.19)		0.78		0.76	1.91		0.38

Total from investment operations	(4.22)		0.70		0.69	1.87		0.33

Increase from Regulatory Settlements	—	(d)	—		—	—		—

Net Asset Value, End of Period	$7.08		$11.30		$10.60	$9.91		$8.04
Total return (e)	(37.35	)%(f)	6.60	%(f)	6.96%	23.26	%(f)	4.28	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.03%		1.16%		1.20%	1.10%		1.05%
Interest expense	—	%(h)	—		—	—		—
Net expenses (g)	1.03%		1.16%		1.20%	1.10%		1.05%
Waiver/Reimbursement	0.05%		0.04%		—	0.13%		0.23%
Net investment loss (g)	(0.38)%		(0.69)%		(0.68)%	(0.48)%		(0.59)%
Portfolio turnover rate	58%		39%		33%	24%		25%
Net assets, end of period (000’s)	$732,391		$938,734		$718,424	$552,194		$210,060

(a)	On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$13.96		$15.80

Income from Investment Operations:
Net investment income (b)	0.06		0.04
Net realized and unrealized loss on investments and foreign currency	(6.13)		(1.43)

Total from investment operations	(6.07)		(1.39)

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.04)
From net realized gains	(0.19)		(0.41)

Total distributions to shareholders	(0.27)		(0.45)

Net Asset Value, End of Period	$7.62		$13.96
Total return (c)(d)	(44.24)%		(9.07	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.07%		1.05	%(g)
Interest expense	—	%(h)	—
Net expenses (f)	1.07%		1.05	%(g)
Waiver/Reimbursement	0.23%		0.17	%(g)
Net investment income (f)	0.63%		0.55	%(g)
Portfolio turnover rate	63%		27	%(e)
Net assets, end of period (000’s)	$1,097		$318

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$13.93		$15.80

Income from Investment Operations:
Net investment income (b)(c)	—		—
Net realized and unrealized loss on investments and foreign currency	(6.13)		(1.46)

Total from Investment Operations	(6.13)		(1.46)

Less Distributions to Shareholders:
From net investment income	(0.03)		—
From net realized gains	(0.19)		(0.41)

Total Distributions to Shareholders	(0.22)		(0.41)

Net Asset Value, End of Period	$7.58		$13.93
Total return (d)(e)	(44.69)%		(9.47	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.82%		1.80	%(h)
Interest expense	—	%(i)	—
Net expenses (g)	1.82%		1.80	%(h)
Waiver/Reimbursement	0.23%		0.17	%(h)
Net investment income (loss) (g)	(0.03)%		0.01	%(h)
Portfolio turnover rate	63%		27	%(f)
Net assets, end of period (000’s)	$240		$27

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)	2007	2006 (h)	2005 (h)
Net Asset Value, Beginning of Period	$13.96		$14.17	$12.70	$10.98	$10.00

Income from Investment Operations:
Net investment income (c)	0.09		0.10	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(6.14)		0.21	1.47	1.70	0.95

Total from Investment Operations	(6.05)		0.31	1.54	1.77	1.03

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.11)	(0.07)	(0.05)	(0.04)
From net realized gains	(0.19)		(0.41)	—	—	(0.01)

Total Distributions to Shareholders	(0.29)		(0.52)	(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$7.62		$13.96	$14.17	$12.70	$10.98
Total return (d)(e)	(44.11)%		1.89%	12.18%	16.16%	10.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.82%		1.05%	1.04%	1.05%	1.05%
Interest expense	—	%(g)	—	—	—	—
Net expenses (f)	0.82%		1.05%	1.04%	1.05%	1.05%
Waiver/Reimbursement	0.23%		0.17%	0.20%	0.26%	0.54%
Net investment income (f)	0.75%		0.64%	0.56%	0.57%	0.74%
Portfolio turnover rate	63%		27%	11%	17%	13%
Net assets, end of period (000’s)	$134,468		$388,441	$277,877	$132,406	$43,579

(a)	On March 31, 2008, Shares class of Equity Opportunities Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Equity Opportunities Fund’s Share class.

(b)	On March 31, 2008, Equity Opportunities Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended March 31, 2007, which had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$16.15	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.06)	(0.05)
Net realized and unrealized loss on investments	(6.53)	(3.43)

Total from Investment Operations	(6.59)	(3.48)

Less Distributions to Shareholders:
From net realized gains	(0.48)	(1.48)

Increase from Regulatory Settlements	— (c)	—

Net Asset Value, End of Period	$9.08	$16.15
Total return (d)(e)	(42.02)%	(17.38	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.36%	1.20	%(i)
Interest expense (j)	—%	—	%(i)
Net expenses (h)	1.36%	1.20	%(i)
Waiver/Reimbursement	0.04%	0.05	%(i)
Net investment loss (h)	(0.47)%	(0.67	)%(i)
Portfolio turnover rate	67%	73	%(f)
Net assets, end of period (000’s)	$6,671	$3,436

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$16.10	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.17)	(0.12)
Net realized and unrealized loss on investments	(6.48)	(3.41)

Total from Investment Operations	(6.65)	(3.53)

Less Distributions to Shareholders:
From net realized gains	(0.48)	(1.48)

Increase from Regulatory Settlements	— (c)	—

Net Asset Value, End of Period	$8.97	$16.10
Total return (d)(e)	(42.53)%	(17.63	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.11%	1.95	%(i)
Interest expense (j)	—%	—	%(i)
Net expenses (h)	2.11%	1.95	%(i)
Waiver/Reimbursement	0.04%	0.05	%(i)
Net investment loss (h)	(1.31)%	(1.42	)%(i)
Portfolio turnover rate	67%	73	%(f)
Net assets, end of period (000’s)	$1,063	$2,101

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class R Shares	2009		2008 (a)		2007	2006 (l)	2005 (b)(l)
Net Asset Value, Beginning of Period	$15.86		$18.98		$19.12	$16.12	$17.00

Income from Investment Operations:
Net investment loss (c)	(0.10)		(0.21)		(0.22)	(0.19)	(0.04)
Net realized and unrealized gain (loss) on investments	(6.40)		(1.43)		1.34	4.08	(0.84)

Total from Investment Operations	(6.50)		(1.64)		1.12	3.89	(0.88)

Less Distributions to Shareholders:
From net realized gains	(0.48)		(1.48)		(1.26)	(0.89)	—

Increase from Regulatory Settlements	—	(d)	—		—	—	—

Net Asset Value, End of Period	$8.88		$15.86		$18.98	$19.12	$16.12
Total return (e)	(42.22	)%(f)	(9.66	)%(f)(g)	6.23%	24.83%	(5.23	)%(f)(h)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.61%		1.70%		1.74%	1.56%	1.55	%(j)
Interest expense	—	%(k)	—	%(k)	—	—	—
Net expenses (i)	1.61%		1.70%		1.74%	1.56%	1.55	%(j)
Waiver/Reimbursement	0.04%		0.04%		—	—	0.03	%(j)
Net investment loss (i)	(0.80)%		(1.13)%		(1.21)%	(1.13)%	(1.28	)%(j)
Portfolio turnover rate	67%		73%		52%	65%	61	%(h)
Net assets, end of period (000’s)	$5,819		$6,881		$1,827	$1	$1

(a)	On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Small Cap Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Per share data for the year ended March 31, 2006 and the period ended March 31, 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)		2007	2006 (i)		2005 (i)
Net Asset Value, Beginning of Period	$16.15		$19.21		$19.23	$16.14		$14.59

Income from Investment Operations:
Net investment loss (b)	(0.04)		(0.12)		(0.12)	(0.11)		(0.10)
Net realized and unrealized gain (loss) on investments	(6.53)		(1.46)		1.36	4.09		1.65

Total from Investment Operations	(6.57)		(1.58)		1.24	3.98		1.55

Less Distributions to Shareholders:
From net realized gains	(0.48)		(1.48)		(1.26)	(0.89)		—

Increase from Regulatory Settlements	—	(c)	—		—	—		—

Net Asset Value, End of Period	$9.10		$16.15		$19.21	$19.23		$16.14
Total return (d)	(41.89	)%(e)	(9.22	)%(e)(f)	6.83%	25.37	%(e)	10.62	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.11%		1.20%		1.22%	1.09%		1.05%
Interest expense	—	%(h)	—	%(h)	—	—		—
Net expenses (g)	1.11%		1.20%		1.22%	1.09%		1.05%
Waiver/Reimbursement	0.04%		0.04%		—	0.02%		0.03%
Net investment loss (g)	(0.31)%		(0.63)%		(0.66)%	(0.64)%		(0.64)%
Portfolio turnover rate	67%		73%		52%	65%		61%
Net assets, end of period (000’s)	$321,684		$676,616		$694,765	$599,389		$488,221

(a)	On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Small Cap Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$52.25		$58.58

Income from Investment Operations:
Net investment income (b)	0.51		0.24
Net realized and unrealized loss on investments, foreign currency and written options	(25.72)		(5.70)

Total from Investment Operations	(25.21)		(5.46)

Less Distributions to Shareholders:
From net investment income	(0.51)		(0.36)
From net realized gains	(0.02)		(0.51)

Total Distributions to Shareholders	(0.53)		(0.87)

Increase from Regulatory Settlements	—	(c)	—

Net Asset Value, End of Period	$26.51		$52.25
Total return (d)(e)	(48.51)%		(9.41	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.14%		1.02	%(h)
Interest expense	—	%(i)	—
Net expenses (g)	1.14%		1.02	%(h)
Waiver/Reimbursement	0.04%		0.05	%(h)
Net investment income (g)	1.35%		0.83	%(h)
Portfolio turnover rate	12%		11	%(f)
Net assets, end of period (000’s)	$163,338		$77,209

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$52.23		$58.58

Income from Investment Operations:
Net investment income (b)	0.23		0.04
Net realized and unrealized loss on investments, foreign currency and written options	(25.73)		(5.68)

Total from Investment Operations	(25.50)		(5.64)

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.20)
From net realized gains	(0.02)		(0.51)

Total Distributions to Shareholders	(0.22)		(0.71)

Increase from Regulatory Settlements	—	(c)	—

Net Asset Value, End of Period	$26.51		$52.23
Total return (d)(e)	(48.89)%		(9.72	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.89%		1.77	%(h)
Interest expense	—	%(i)	—
Net expenses (g)	1.89%		1.77	%(h)
Waiver/Reimbursement	0.04%		0.05	%(h)
Net investment income (g)	0.63%		0.07	%(h)
Portfolio turnover rate	12%		11	%(f)
Net assets, end of period (000’s)	$40,380		$13,665

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class R Shares	2009		2008 (a)		2007	2006 (k)	2005 (b)(k)
Net Asset Value, Beginning of Period	$52.23		$54.30		$49.35	$41.49	$42.43

Income from Investment Operations:
Net investment income (loss) (c)	0.41		0.33		0.22	0.42	(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(25.72)		(1.41)		4.98	7.81	(0.90)

Total from Investment Operations	(25.31)		(1.08)		5.20	8.23	(0.94)

Less Distributions to Shareholders:
From net investment income	(0.40)		(0.48)		(0.25)	(0.37)	—
From net realized gains	(0.02)		(0.51)		—	—	—

Total Distributions to Shareholders	(0.42)		(0.99)		(0.25)	(0.37)	—

Increase from Regulatory Settlements	—	(d)	—		—	—	—

Net Asset Value, End of Period	$26.50		$52.23		$54.30	$49.35	$41.49
Total return (e)	(48.65	)%(f)	(2.11	)%(f)	10.58%	19.95%	(2.58	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.39%		1.35%		1.55%	1.56%	1.57	%(i)
Interest expense	—	%(j)	—		—	—	—
Net expenses (h)	1.39%		1.35%		1.55%	1.56%	1.57	%(i)
Waiver/Reimbursement	0.04%		0.04%		—	—	0.02	%(i)
Net investment income (loss) (h)	1.05%		0.60%		0.43%	0.90%	(0.35	)%(i)
Portfolio turnover rate	12%		11%		13%	12%	8	%(g)
Net assets, end of period (000’s)	$37,637		$33,826		$2,926	$896	$1

(a)	On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Value and Restructuring Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Per share data for the year ended March 31, 2006 and period ended March 31, 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended March 31,
	2009		2008 (a)(b)		2007	2006 (i)	2005 (i)
Net Asset Value, Beginning of Period	$52.22		$54.33		$49.36	$41.40	$37.57

Income from Investment Operations:
Net investment income (c)	0.61		0.60		0.45	0.53	0.34
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(25.71)		(1.47)		5.00	7.88	3.83

Total from Investment Operations	(25.10)		(0.87)		5.45	8.41	4.17

Less Distributions to Shareholders:
From net investment income	(0.61)		(0.73)		(0.48)	(0.45)	(0.34)
From net realized gains	(0.02)		(0.51)		—	—	—

Total Distributions to Shareholders	(0.63)		(1.24)		(0.48)	(0.45)	(0.34)

Increase from Regulatory Settlements	—	(d)	—		—	—	—

Net Asset Value, End of Period	$26.49		$52.22		$54.33	$49.36	$41.40
Total return (e)	(48.39	)%(f)	(1.74	)%(f)	11.14%	20.45%	11.16	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.89%		1.02%		1.05%	1.05%	1.07%
Interest expense	—	%(h)	—		—	—	—
Net expenses (g)	0.89%		1.02%		1.05%	1.05%	1.07%
Waiver/Reimbursement	0.04%		0.04%		—	—	0.02%
Net investment income (g)	1.47%		1.07%		0.90%	1.18%	0.87%
Portfolio turnover rate	12%		11%		13%	12%	8%
Net assets, end of period (000’s)	$4,352,176		$8,980,358		$7,767,713	$6,230,754	$4,469,075

(a)	On March 31, 2008, Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$14.96	$17.77

Income from Investment Operations:
Net investment income (b)	0.07	0.04	(c)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	(6.36)	(1.63)

Total from Investment Operations	(6.29)	(1.59)

Less Distributions to Shareholders:
From net investment income	—	(0.06)
From net realized gains	(2.26)	(1.16)

Total Distributions to Shareholders	(2.26)	(1.22)

Redemption Fees:
Redemption fees added to paid-in-capital (b)	0.01	—	(d)

Net Asset Value, End of Period	$6.42	$14.96
Total return (e)(f)	(49.44)%	(9.80	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.95%	1.85	%(i)
Interest expense	0.01%	—	%(i)(j)
Net expenses (h)	1.96%	1.85	%(i)
Waiver/Reimbursement	0.18%	0.05	%(i)
Net investment income (h)	0.71%	0.46	%(i)
Portfolio turnover rate	82%	29	%(g)
Net assets, end of period (000’s)	$917	$1,231

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$14.94	$17.77

Income from Investment Operations:
Net investment income (loss) (b)	— (c)	(0.04	)(d)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	(6.33)	(1.61)

Total from Investment Operations	(6.33)	(1.65)

Less Distributions to Shareholders:
From net investment income	—	(0.02)
From net realized gains	(2.26)	(1.16)

Total Distributions to Shareholders	(2.26)	(1.18)

Redemption Fees:
Redemption fees added to paid-in-capital (b)	0.01	—	(c)

Net Asset Value, End of Period	$6.36	$14.94
Total return (e)(f)	(49.82)%	(10.11	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.70%	2.60	%(i)
Interest expense	0.01%	—	%(i)(j)
Net expenses (h)	2.71%	2.60	%(i)
Waiver/Reimbursement	0.18%	0.05	%(i)
Net investment loss (h)	(0.01)%	(0.44	)%(i)
Portfolio turnover rate	82%	29	%(g)
Net assets, end of period (000’s)	$242	$458

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009	2008 (a)(b)		2007	2006 (j)	2005 (j)
Net Asset Value, Beginning of Period	$14.94	$14.06		$12.60	$8.73	$7.67

Income from Investment Operations:
Net investment income (c)	0.11	0.12	(e)	0.07	0.10	0.12
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(6.38)	2.04		2.16	3.87	1.18

Total from Investment Operations	(6.27)	2.16		2.23	3.97	1.30

Less Distributions to Shareholders:
From net investment income	—	(0.12)		(0.08)	(0.10)	(0.08)
From net realized gains	(2.26)	(1.16)		(0.69)	—	(0.16)

Total Distributions to Shareholders	(2.26)	(1.28)		(0.77)	(0.10)	(0.24)

Redemption Fees:
Redemption fees added to paid-in-capital (c)	0.01	—	(d)	— (d)	— (d)	— (d)

Net Asset Value, End of Period	$6.42	$14.94		$14.06	$12.60	$8.73
Total return (f)(g)	(49.37)%	14.31%		17.98%	45.85%	17.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.70%	1.85%		1.85%	1.81%	1.70%
Interest expense	0.01%	—	%(i)	—	—	—
Net expenses (h)	1.71%	1.85%		1.85%	1.81%	1.70%
Waiver/Reimbursement	0.18%	0.04%		0.05%	0.11%	0.20%
Net investment income (h)	1.01%	0.73%		0.50%	1.00%	1.44%
Portfolio turnover rate	82%	29%		16%	7%	21%
Net assets, end of period (000’s)	$237,412	$1,014,715		$1,092,481	$996,666	$433,168

(a)	On March 31, 2008, Shares class of Emerging Markets Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of the Fund’s Class Z includes the financial information of Emerging Markets Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return at net asset value assuming all distributions reinvested.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

(j)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80	$18.80

Income from Investment Operations:
Net investment income (loss) (b)	0.13	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(8.58)	—	(c)

Total from Investment Operations	(8.45)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.13)	—

Total Distributions to Shareholders	(1.17)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Increase from Regulatory Settlements	— (c)	—

Net Asset Value, End of Period	$9.18	$18.80
Total return (d)(e)	(47.91)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.68%	1.75	%(i)
Interest expense	0.01%	—	%(g)(i)
Net expenses (h)	1.69%	1.75	%(i)
Waiver/Reimbursement	0.04%	0.06	%(i)
Net investment income (loss) (h)	1.21%	(1.75	)%(i)
Portfolio turnover rate	133%	68	%(f)
Net assets, end of period (000’s)	$226	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80	$18.80

Income from Investment Operations:
Net investment income (loss) (b)	0.12	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(8.64)	—	(c)

Total from Investment Operations	(8.52)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.13)	—

Total Distributions to Shareholders	(1.17)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Increase from Regulatory Settlements	— (c)	—

Net Asset Value, End of Period	$9.11	$18.80
Total return (d)(e)	(48.31)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.43%	2.50	%(i)
Interest expense	0.01%	—	%(i)(g)
Net expenses (h)	2.44%	2.50	%(i)
Waiver/Reimbursement	0.04%	0.06	%(i)
Net investment income (loss) (h)	1.16%	(2.50	)%(i)
Portfolio turnover rate	133%	68	%(f)
Net assets, end of period (000’s)	$157	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009	2008 (a)		2007	2006 (i)	2005 (i)
Net Asset Value, Beginning of Period	$18.80	$19.06		$16.51	$13.05	$11.28

Income from Investment Operations:
Net investment income (b)	0.26	0.12	(c)	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(8.69)	(0.30)		2.54	3.51	1.71

Total from Investment Operations	(8.43)	(0.18)		2.63	3.58	1.77

Less Distributions to Shareholders:
From net investment income	(0.04)	(0.08)		(0.08)	(0.12)	— (d)
From net realized gains	(1.13)	—		—	—	—

Total Distributions to Shareholders	(1.17)	(0.08)		(0.08)	(0.12)	— (d)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—		—	—	—

Increase from Regulatory Settlements	— (d)	—		—	—	—

Net Asset Value, End of Period	$9.20	$18.80		$19.06	$16.51	$13.05
Total return (e)(f)	(47.80)%	(0.95)%		16.03%	27.70%	15.71%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.43%	1.50%		1.50%	1.50%	1.50%
Interest expense	0.01%	—	%(h)	—	—	—
Net expenses (g)	1.44%	1.50%		1.50%	1.50%	1.50%
Waiver/Reimbursement	0.04%	0.04%		0.06%	0.08%	0.11%
Net investment income (g)	1.81%	0.59%		0.49%	0.52%	0.52%
Portfolio turnover rate	133%	68%		28%	26%	66%
Net assets, end of period (000’s)	$165,846	$636,030		$636,941	$522,284	$240,322

(a)	On March 31, 2008, Shares class of International Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of International Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42	$9.42

Income from Investment Operations:
Net investment income (loss) (b)	0.11	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.35)	—	(c)

Total from Investment Operations	(3.24)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.32)	—

Total Distributions to Shareholders	(1.36)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$4.82	$9.42
Total return (d)(e)	(40.21)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.90%	1.82	%(h)
Interest expense	0.01%	—	%(h)(i)
Net expenses (g)	1.91%	1.82	%(h)
Waiver/Reimbursement	0.11%	0.05	%(h)
Net investment income (loss) (g)	1.94%	(0.80	)%(h)
Portfolio turnover rate	111%	68	%(f)
Net assets, end of period (000’s)	$175	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42	$9.42

Income from Investment Operations:
Net investment income (loss) (b)	0.04	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.32)	—	(c)

Total from Investment Operations	(3.28)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.32)	—

Total Distributions to Shareholders	(1.36)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$4.78	$9.42
Total return (d)(e)	(40.69)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.65%	2.57	%(h)
Interest expense	0.01%	—	%(h)(i)
Net expenses (g)	2.66%	2.57	%(h)
Waiver/Reimbursement	0.11%	0.05	%(h)
Net investment income (loss) (g)	0.87%	(1.55	)%(h)
Portfolio turnover rate	111%	68	%(f)
Net assets, end of period (000’s)	$238	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)		2007	2006 (i)		2005 (i)
Net Asset Value, Beginning of Period	$9.42		$11.72		$11.61	$8.88		$8.44

Income from Investment Operations:
Net investment income (loss) (b)	0.10		0.05		— (c)	0.02		0.03
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.33)		0.11		0.50	2.82		0.42

Total from Investment Operations	(3.23)		0.16		0.50	2.84		0.45

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.08)		—	(0.11)		(0.01)
From net realized gains	(1.32)		(2.38)		(0.39)	—		—

Total Distributions to Shareholders	(1.36)		(2.46)		(0.39)	(0.11)		(0.01)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—	—		—

Net Asset Value, End of Period	$4.83		$9.42		$11.72	$11.61		$8.88
Total return (d)	(40.10	)%(e)	(1.11	)%(e)(f)	4.40%	32.35	%(e)	5.32	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.65%		1.57%		1.61%	1.59%		1.50%
Interest expense	0.01%		—	%(h)	—	—		—
Net expenses (g)	1.66%		1.57%		1.61%	1.59%		1.50%
Waiver/Reimbursement	0.11%		0.04%		—	0.03%		0.14%
Net investment income (loss) (g)	1.33%		0.39%		(0.04)%	0.22%		0.35%
Portfolio turnover rate	111%		68%		92%	68%		90%
Net assets, end of period (000’s)	$24,521		$117,835		$213,132	$243,964		$134,579

(a)	On March 31, 2008, Shares class of Pacific/Asia Fund, a series of Excelsior Funds, Inc. was reorganized into the Fund’s Class Z. The financial information of the Fund’ Class Z includes the financial information of Pacific/Asia Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Equity Funds

March 31, 2009

Note 1. Organization

The Columbia Funds Series Trust I (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following funds (each, a “Fund” and collectively, the “Funds”), each a series of the Trust:

Columbia Blended Equity Fund

Columbia Energy and Natural Resources Fund

Columbia Mid Cap Core Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Value and Restructuring Fund

Columbia Emerging Markets Fund

Columbia International Growth Fund

Columbia Pacific/Asia Fund

Each Fund is diversified, with the exception of Columbia Energy and Natural Resources Fund, which is non-diversified.

Effective November 1, 2008, Columbia Mid Cap Value and Restructuring Fund was renamed Columbia Mid Cap Core Fund.

Investment Objectives

Each Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Select Opportunities Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each offer three classes of shares: Class A, Class C and Class Z. Columbia Mid Cap Core Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, and Columbia Value and Restructuring Fund each offer four classes of shares: Class A, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investments companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Equity Funds

March 31, 2009

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds’ financial statement disclosures.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written option contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current

Equity Funds

March 31, 2009

value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds’ investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Funds’ investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction

Equity Funds

March 31, 2009

of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed quarterly for each Fund except Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund, each of which declares and distributes from net investment income semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Equity Funds

March 31, 2009

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments, distribution reclassifications, foreign capital gains tax and proceeds from litigation settlements were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Blended Equity Fund	$(110,242)	$110,240	$2
Columbia Energy and Natural Resources Fund	(63,283)	63,283	—
Columbia Mid Cap Core Fund	(32,176)	32,176	—
Columbia Select Large Cap Growth Fund	3,683,610	—	(3,683,610)
Columbia Select Opportunities Fund	(94,434)	94,434	—
Columbia Select Small Cap Fund	1,721,125	148,470	(1,869,595)
Columbia Value and Restructuring Fund	(870,216)	870,216	—
Columbia Emerging Markets Fund	(2,586,124)	2,586,124	—
Columbia International Growth Fund	(5,468,549)	5,468,549	—
Columbia Pacific/Asia Fund	(767,121)	767,120	1

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$1,781,713	$21,444,431
Columbia Energy and Natural Resources Fund	6,431,347	5,700,149
Columbia Mid Cap Core Fund	825,208	525,837
Columbia Select Large Cap Growth Fund	—	—
Columbia Select Opportunities Fund	2,348,282	5,517,364
Columbia Select Small Cap Fund	—	21,134,698
Columbia Value and Restructuring Fund	112,804,416	3,642,559
Columbia Emerging Markets Fund	78,116	137,621,724
Columbia International Growth Fund	1,206,331	35,121,685
Columbia Pacific/Asia Fund	1,153,529	14,072,610

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Equity Funds

March 31, 2009

	March 31, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$4,556,467	$69,210,852
Columbia Energy and Natural Resources Fund	77,399,927	23,073,567
Columbia Mid Cap Core Fund	4,695,393	7,570,215
Columbia Select Opportunities Fund	2,919,216	10,631,989
Columbia Select Small Cap Fund	—	59,032,640
Columbia Value and Restructuring Fund	118,123,259	82,771,279
Columbia Emerging Markets Fund	10,407,032	87,414,862
Columbia International Growth Fund	2,909,679	—
Columbia Pacific/Asia Fund	13,992,471	22,161,690

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Blended Equity Fund	$130,578	$—	$44,881,646
Columbia Energy and Natural Resources Fund	521,598	—	(52,035,987)
Columbia Mid Cap Core Fund	102,836	—	(3,751,081)
Columbia Select Large Cap Growth Fund	—	—	(184,430,069)
Columbia Select Opportunities Fund	100,993	—	(9,578,744)
Columbia Select Small Cap Fund	—	—	(92,637,220)
Columbia Value and Restructuring Fund	892,850	—	(1,466,213,554)
Columbia Emerging Markets Fund	3,108,001	—	27,757,820
Columbia International Growth Fund	1,853,462	—	(48,854,435)
Columbia Pacific/Asia Fund	163,418	—	(10,149,606)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Equity Funds

March 31, 2009

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Blended Equity Fund	$49,335,896	$(4,454,250)	$44,881,646
Columbia Energy and Natural Resources Fund	21,348,307	(73,384,294)	(52,035,987)
Columbia Mid Cap Core Fund	3,334,611	(7,085,692)	(3,751,081)
Columbia Select Large Cap Growth Fund	45,614,052	(230,044,121)	(184,430,069)
Columbia Select Opportunities Fund	11,966,440	(21,545,184)	(9,578,744)
Columbia Select Small Cap Fund	27,060,781	(119,698,001)	(92,637,220)
Columbia Value and Restructuring Fund	811,527,955	(2,277,741,509)	(1,466,213,554)
Columbia Emerging Markets Fund	46,336,212	(18,578,392)	27,757,820
Columbia International Growth Fund	5,541,497	(54,395,932)	(48,854,435)
Columbia Pacific/Asia Fund	1,305,680	(11,455,286)	(10,149,606)

The following capital loss carryforwards, determined at March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2011	2012	2013	2014	2017	Total
Columbia Blended Equity Fund	$—	$—	$—	$—	$1,117,134	$1,117,134
Columbia Energy and Natural Resources Fund	—	—	—	—	62,348,309	62,348,309
Columbia Mid Cap Core Fund	—	—	—	—	8,285,858	8,285,858
Columbia Select Large Cap Growth Fund	58,065,667	22,030,449	480,165	—	98,833,717	179,409,998
Columbia Select Opportunities Fund	—	—	—	—	21,622,838	21,622,838
Columbia Select Small Cap Fund	—	—	—	—	13,761,705	13,761,705
Columbia Value and Restructuring Fund	—	—	—	—	579,007,867	579,007,867
Columbia Emerging Markets Fund	—	1,393,609	—	36,739	5,702,177	7,132,525
Columbia International Growth Fund	2,840,733	—	—	—	24,554,073	27,394,806
Columbia Pacific/Asia Fund	—	—	—	—	9,165,902	9,165,902

Equity Funds

March 31, 2009

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses deferred to April 1, 2009 were as follows:

Post-October Loss
Columbia Blended Equity Fund	$19,982,481
Columbia Energy and Natural Resources Fund	97,628,620
Columbia Mid Cap Core Fund	6,444,903
Columbia Select Large Cap Growth Fund	77,206,833
Columbia Select Opportunities Fund	109,223,602
Columbia Select Small Cap Fund	104,721,886
Columbia Value and Restructuring Fund	728,820,172
Columbia Emerging Markets Fund	27,245,990
Columbia International Growth Fund	103,409,517
Columbia Pacific/Asia Fund	12,932,884

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Equity Funds

March 31, 2009

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $750 Million	$750 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	$6 Billion to $10 Billion	Over $10 Billion
Columbia Blended Equity Fund	0.75%	0.57%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Energy and Natural Resources Fund	0.60%	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Mid Cap Core Fund	0.65%	0.65%	0.65%	0.57%	0.52%	0.52%	0.52%	0.52%
Columbia Select Large Cap Growth Fund	0.75%	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Opportunities Fund	0.75%	0.57%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Small Cap Fund	0.75%	0.75%	0.75%	0.62%	0.62%	0.62%	0.62%	0.62%
Columbia Value and Restructuring Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.43%
Columbia Emerging Markets Fund	1.15%	1.15%	1.00%	0.67%	0.62%	0.57%	0.52%	0.52%
Columbia International Growth Fund	0.95%	0.62%	0.62%	0.57%	0.52%	0.50%	0.48%	0.48%
Columbia Pacific/Asia Fund	0.75%	0.75%	0.75%	0.67%	0.62%	0.57%	0.52%	0.52%

Prior to November 1, 2008, Columbia was entitled to receive a monthly investment advisory fee for the following Funds at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Emerging Markets Fund	1.25%	1.25%	1.25%	0.62%	0.57%	0.52%
Columbia International Growth Fund	1.00%	1.00%	0.57%	0.52%	0.50%	0.48%
Columbia Pacific/Asia Fund	1.00%	0.75%	0.67%	0.62%	0.57%	0.52%

Equity Funds

March 31, 2009

For the year period ended March 31, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Funds’ average daily net assets, were as follows:

Effective Fee Rate
Columbia Blended Equity Fund	0.75%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Mid Cap Core Fund	0.65%
Columbia Select Large Cap Growth Fund	0.75%
Columbia Select Opportunities Fund	0.75%
Columbia Select Small Cap Fund	0.75%
Columbia Value and Restructuring Fund	0.60%
Columbia Emerging Markets Fund	1.24%
Columbia International Growth Fund	0.99%
Columbia Pacific/Asia Fund	0.96%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund’s average daily net assets at the annual rates less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Blended Equity Fund	0.15%
Columbia Energy and Natural Resources Fund	0.15%
Columbia Mid Cap Core Fund	0.15%
Columbia Select Large Cap Growth Fund	0.15%
Columbia Select Opportunities Fund	0.15%
Columbia Select Small Cap Fund	0.15%
Columbia Value and Restructuring Fund	0.15%
Columbia Emerging Markets Fund	0.20%
Columbia International Growth Fund	0.20%
Columbia Pacific/Asia Fund	0.20%

Prior to January 12, 2009, Columbia voluntarily waived administration fees payable by the Funds at the annual rate of 0.05% of each Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

Equity Funds

March 31, 2009

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Minimum Account Balance Fee
Columbia Blended Equity Fund	$7,816
Columbia Energy and Natural Resources Fund	8,400
Columbia Mid Cap Core Fund	6,837
Columbia Select Large Cap Growth Fund	8,043
Columbia Select Opportunities Fund	760
Columbia Select Small Cap Fund	6,001
Columbia Value and Restructuring Fund	58,518
Columbia Emerging Markets Fund	5,369
Columbia International Growth Fund	4,476
Columbia Pacific/Asia Fund	2,060

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds’ shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A and Class C share redemptions as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Blended Equity Fund	$1	$—	$26
Columbia Energy and Natural Resources Fund	37,466	1	5,557
Columbia Mid Cap Core Fund	339	—	—
Columbia Select Large Cap Growth Fund	5,689	16,615	1,487
Columbia Select Opportunities Fund	4,751	—	208
Columbia Select Small Cap Fund	2,385	—	2,721
Columbia Value and Restructuring Fund	239,034	88,355	53,825
Columbia Emerging Markets Fund	4,215	230	356
Columbia International Growth Fund	385	—	—
Columbia Pacific/Asia Fund	109	—	—

The Trust has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of each Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively, of each Fund.

Expense Limits and Fee Waivers

Columbia has contractually agreed to bear a portion of the Funds’ expenses through July 31, 2009, so that the Funds’ ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any

Equity Funds

March 31, 2009

balance credits from the Funds’ custodian, do not exceed the following annual rates, based on each Fund’s average daily net assets:

Annual Rates
Columbia Blended Equity Fund	1.10%
Columbia Energy and Natural Resources Fund	1.25%
Columbia Mid Cap Core Fund	1.02%
Columbia Select Large Cap Growth Fund	1.08%
Columbia Select Opportunities Fund	0.82%
Columbia Select Small Cap Fund	1.25%
Columbia Value and Restructuring Fund	0.98%
Columbia Emerging Markets Fund	1.70%
Columbia International Growth Fund	1.50%
Columbia Pacific/Asia Fund	1.65%

Effective August 1, 2009, Columbia has voluntarily agreed to bear a portion of the Funds’ expenses so that the Funds’ ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, do not exceed the following annual rates, based on each Fund’s average daily net assets:

Annual Rate
Columbia Blended Equity Fund	1.00%
Columbia Energy and Natural Resources Fund	1.20%
Columbia Mid Cap Core Fund	1.05%
Columbia Select Large Cap Growth Fund	1.00%
Columbia Select Opportunities Fund	1.00%
Columbia Select Small Cap Fund	1.10%
Columbia Value and Restructuring Fund	1.00%
Columbia Emerging Markets Fund	1.40%
Columbia International Growth Fund	1.15%
Columbia Pacific/Asia Fund	1.40%

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds’ assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fees” on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Funds used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended March 31, 2009 were as follows:

	Broker		Amount
Columbia Mid Cap Core Fund	Merrill Lynch	*	$673
Columbia Select Small Cap Fund	Merrill Lynch	*	588

*	Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Equity Funds

March 31, 2009

For the year ended March 31, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Blended Equity Fund	$690
Columbia Energy and Natural Resources Fund	3,629
Columbia Mid Cap Core Fund	161
Columbia Select Large Cap Growth Fund	2,981
Columbia Select Opportunities Fund	966
Columbia Select Small Cap Fund	3,904
Columbia Value and Restructuring Fund	6,530
Columbia Emerging Markets Fund	1,607
Columbia International Growth Fund	4

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Blended Equity Fund	$91,027,439	$135,238,260
Columbia Energy and Natural Resources Fund	2,662,147,247	2,669,187,396
Columbia Mid Cap Core Fund	177,370,565	263,903,252
Columbia Select Large Cap Growth Fund	896,091,297	538,199,442
Columbia Select Opportunities Fund	188,636,750	264,497,555
Columbia Select Small Cap Fund	362,793,060	419,267,299
Columbia Value and Restructuring Fund	1,587,273,938	940,700,743
Columbia Emerging Markets Fund	455,201,670	864,505,288
Columbia International Growth Fund	521,522,295	744,420,828
Columbia Pacific/Asia Fund	73,724,855	133,687,244

Note 7. Redemption Fees

Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fees are designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2009, the Funds assessed redemption fees as follows:

Columbia Emerging Markets Fund	$55,618
Columbia International Growth Fund	9,839
Columbia Pacific/Asia Fund	576

Note 8. Regulatory Settlements

As of March 31, 2009, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund and Columbia International Growth were entitled to receive payments of $13,882, $146,495, $47,297 and $150,489, respectively relating to certain regulatory settlements the Funds have participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Equity Funds

March 31, 2009

Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Borrowing	Weighted Average Interest Rate
Columbia Blended Equity Fund	$1,000,000	1.375%
Columbia Mid Cap Core Fund	1,000,000	1.613
Columbia Select Large Cap Growth Fund	2,666,667	2.223
Columbia Select Opportunities Fund	1,773,171	1.262
Columbia Select Small Cap Fund	2,081,609	1.169
Columbia Value and Restructuring Fund	10,383,962	0.867
Columbia Emerging Markets Fund	7,323,656	2.171
Columbia International Growth Fund	4,255,556	1.149
Columbia Pacific/Asia Fund	2,052,632	1.376

Note 10. Shares of Beneficial Interest

As of March 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Blended Equity Fund	46.5%
Columbia Energy and Natural Resources Fund	16.2
Columbia Mid Cap Core Fund	48.4
Columbia Select Large Cap Growth Fund	71.5
Columbia Select Opportunities Fund	81.2
Columbia Select Small Cap Fund	47.9
Columbia Value and Restructuring Fund	17.9
Columbia Emerging Markets	25.1
Columbia International Growth Fund	79.1
Columbia Pacific/Asia Fund	64.4

As of March 31, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Blended Equity Fund	1	16.2%
Columbia Energy and Natural Resources Fund	1	32.7
Columbia Mid Cap Core Fund	1	20.5
Columbia Select Opportunities Fund	1	10.2
Columbia Select Small Cap Fund	1	10.9

Equity Funds

March 31, 2009

	Number of Shareholders	% of Shares Outstanding Held
Columbia Value and Restructuring Fund	2	38.8%
Columbia Emerging Markets	4	50.8
Columbia International Growth Fund	1	8.2
Columbia Pacific/Asia Fund	1	12.4

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Non-Diversification Risk

As a non-diversified mutual fund, Columbia Energy and Natural Resources Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because Columbia Pacific/Asia Fund’s investments are concentrated in the Asia/Pacific region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other

Equity Funds

March 31, 2009

mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 12. Business Combinations and Mergers

As of the close of business on March 31, 2008, International Equity Fund, a series of Excelsior Funds Trust, merged into Columbia International Growth Fund. Columbia International Growth Fund received a tax-free transfer of assets from International Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,106,495	$58,118,017	$6,986,733

Net Assets of International Fund Prior to Combination	Net Assets of Columbia International Growth Fund Immediately Prior to Combination	Net Assets of Columbia International Growth Fund Immediately After Combination
$576,762,592	$58,118,017	$634,880,609

[1]	Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Mid Cap Core Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund (each a series of Columbia Funds Series Trust I and hereafter collectively referred to as the “Funds”) at March 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for each of the two years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

Federal Income Tax Information (Unaudited) – Equity Funds

Columbia Blended Equity Fund

100.00% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Energy and Natural Resources Fund

6.95% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 9.32% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Mid Cap Core Fund

100.00% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Select Opportunities Fund

100.00% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Value and Restructuring Fund

100.00% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Emerging Markets Fund

Foreign taxes paid during the period ended March 31, 2009, of $1,641,055 ($0.04 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $16,158,367 ($0.44 per share) for the period ended March 31, 2009.

Columbia International Growth Fund

Foreign taxes paid during the period ended March 31, 2009, of $1,358,942 ($0.08 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $12,645,949 ($0.70 per share) for the period ended March 31, 2009.

4.14% of the ordinary dividend income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia Pacific/Asia Fund

Foreign taxes paid during the period ended March 31, 2009, of $155,356 ($0.03 Per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $2,097,242 ($0.41 per share) for the period ended March 31, 2009.

For non-corporate shareholders 36.60% or the maximum

amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Fund Governance– Equity Funds

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in the Columbia Funds Complex overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

Fund Governance (continued) – Equity Funds

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in the Columbia Funds Complex overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued) – Equity Funds

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued) – Equity Funds

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2008 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Blended Equity Fund’s performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, and five-year periods, and in the second quintile for the ten-year period; Columbia Emerging Market Fund’s performance was in the fourth quintile for the one- and three-year periods, in the third quintile for the five-year period, and in the fifth quintile for the ten-year period; Columbia Energy and Natural Resources Fund’s performance was in the third quintile for the one-, three-, and ten-year periods, and in the second quintile for the five-year period; Columbia International Growth Fund’s performance was in the fourth quintile for the one- and three-year periods, in the second quintile for the five-year period, and in the fifth quintile for the ten-year period; Columbia Mid Cap Core Fund’s performance was in the third quintile for the one-year period, in the second quintile for the three-year period, in the fourth quintile for the five-year period, and in the first quintile for the ten-year period; Columbia Pacific/Asia Fund’s performance was in the second quintile for the one-year period, in the fifth quintile for the three- and five-year periods and in the fourth quintile for the ten-year period; Columbia Select Large Cap Growth Fund’s performance was in the first quintile for the one-, three- and five-year periods, and in the third quintile for the ten-year period; Columbia Select Opportunities Fund’s performance was in the first quintile for the one-, three- and five-year periods; Columbia Select Small Cap Fund’s performance was in the second quintile for the one-year period, in the first quintile for the three- and five-year periods, and in the third quintile for the ten-year period; and Columbia Value and Restructuring Fund’s performance was in the second quintile for the one-year period, and in the first quintile for the three-, five- and ten-year periods.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund’s total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Blended Equity Fund’s total expenses were in the fourth quintile and actual management fees were in the fifth quintile (where the lowest fees and expenses would be in the first quintile); Columbia Emerging Markets Fund’s total expenses were in the fourth quintile and actual management fees were in the fifth quintile; Columbia Energy and Natural Resources Fund’s total expenses and actual management fees were in the second quintile; Columbia International Growth Fund’s total expenses and actual management fees were in the fifth quintile; Columbia Mid Cap Core Fund’s total expenses were in the second quintile and actual management fees were in the third quintile; Columbia Pacific/Asia Fund’s total expenses and actual management fees were in the fifth quintile; Columbia Select Large Cap Growth Fund’s total expenses were in the fourth quintile and actual management fees were in the fifth quintile; Columbia Select Opportunities Fund’s total expenses and actual management fees were in the first quintile; Columbia Select Small Cap Fund’s total expenses were in the second quintile and actual management fees were in the third quintile; and Columbia Value and Restructuring Fund’s total expenses and actual management fees were in the fourth quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

Important Information About This Report – Equity Funds

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

One Financial Center

Boston, MA 02111-2621

Equity Funds

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10646-0309 (05/09) 09/79027

Annual Report

March 31, 2009

Columbia Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+1.04% Class A shares
(without sales charge)

+3.13% Barclays Capital U.S. Aggregate Bond Index[1]

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned 1.04% without sales charge.

■

The fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1] (formerly Lehman Brothers U.S. Aggregate Bond Index), during the period, as a result of overweight positions in securitized asset classes that lagged Treasury securities.

■	The fund’s relatively conservative security selection enabled it to outperform its peer group average.

Portfolio Management

Alexander D. Powers has co-managed the fund since 2008 and the predecessor fund since 1997. He has been with the advisor or its predecessors since 1996.

Michael Zazzarino has co-managed the fund since 2008 and the predecessor fund since 2005. He has been with the advisor or its predecessors since 2005.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Bond Fund

Summary

For the 12-month period that ended March 31, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	19.95%

Barclays Municipal Index

2.27%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

38.09%	46.51%

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than some anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index3 returned 2.27% for the 12-month period.

2

Economic Update (continued) – Columbia Bond Fund

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[3]	The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[6]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[7]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual Operating expense ratio (%)*

Class A	1.14
Class C	1.89
Class Z	0.89
Annual Operating expense ratio after contractual waivers (%)*

Class A	0.91
Class C	1.66
Class Z	0.66

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital U.S Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	16,362	15,582
Class C	16,264	16,264
Class Z	16,434	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		01/09/86
Sales charge	without	with	without	with	without
1-year	1.04	–3.72	0.44	–0.53	1.49
5-year	3.26	2.26	3.14	3.14	3.35
10-year	5.05	4.54	4.98	4.98	5.09

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The Fund commenced operations on March 31, 2008. Class A, Class C, and Class Z share performance information includes the performance of Shares class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods prior to March 31, 2008. These returns reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would be lower for Class A and Class C shares, since these newer classes of shares are subject to higher distribution and service (Rule 12b-1) fees.

Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09 Columbia Bond Fund

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.32	1,020.39	4.61	4.58	0.91
Class C	1,000.00	1,000.00	1,026.58	1,016.65	8.39	8.35	1.66
Class Z	1,000.00	1,000.00	1,031.91	1,021.64	3.34	3.33	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	8.79
Class C	8.80
Class Z	8.80

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.39
Class C	0.32
Class Z	0.42

30-day SEC yields

as of 03/31/09 ($)
Class A	4.17
Class C	3.42
Class Z	4.43

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Portfolio structure

as of 03/31/09 (%)
Mortgage-Backed Securities	30.6
Corporate Bonds	26.1
Treasuries	13.7
Commercial Mortgage-Backed Securities	12.3
Government & Agency Obligations	6.3
Asset-Backed Securities	6.2
Cash and Equivalents	4.8

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned 1.04% without sales charge. The fund’s return was lower than the return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 3.13% for the same period. The fund outperformed the average return of the funds in its peer group, the Lipper Corporate Debt Funds A Rated Classification2, which was negative 6.21% for the 12-month period. In a risk-averse environment, performance was almost entirely determined by credit quality and risk orientation.

Overweights in CMBS and ABS hampered performance

The fund underperformed its benchmark generally because it was overweight in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). A slowdown in the housing market, a faltering national economy and a lack of confidence in a wide range of securitized investments induced a flight to quality among investors. Against this backdrop of economic uncertainty and investor fear, Treasury securities were the instruments of choice. Investor demand pushed long-term Treasury yields to all-time lows in late 2008, and short-term rates ended just above zero following a series of interventions by the Federal Reserve Board. For the 12 months as a whole, Treasury securities outperformed virtually all other fixed-income asset classes, in some cases by a significant margin.

Conservative security selection aided performance versus peer group

Although the fund underperformed the its benchmark, it held up significantly better than many of its peers because we hedged our asset-allocation decisions with conservative security selections. Our CMBS selections were almost exclusively seasoned securities at the high end of the credit tier, minimizing the fund’s exposure to the lax credit standards that have plagued more recent issues. A concentration in high-quality agency mortgages paid off when the federal government assumed control over the operations of Fannie Mae and Freddie Mac in the summer of 2008. In the months that followed, the government announced a series of recovery-oriented plans (notably the Troubled Asset Relief Plan, or TARP, and the Term Asset-Backed Securities Loan Facility, or TALF), and we positioned the fund to potentially benefit from these capital infusions. We reintroduced some banks into the fund’s corporate bond holdings following the passage of TARP, and these positions were additive to performance for the period. In addition, some of the fund’s ABS positions rallied nicely as a result of the TALF legislation, and we took some profits in this group during the first quarter of 2009. The overall impact of security selection was sufficiently positive that the fund easily outperformed its peer group average for the period.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Bond Fund

Maturity Breakdown

as of 03/31/09 (%)
0-1 year	11.4
1-5 years	49.2
5-10 years	33.0
10-20 years	3.5
20+ years	2.9

Quality Breakdown

as of 03/31/09 (%)
AAA	69.7
AA	5.6
A	13.5
BBB	6.4
Cash and equivalents	4.8

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure and maturity breakdown and quality breakdown are calculated as a percentage of net assets and percentage of total investments, respectively.

Looking ahead

We plan to continue to focus on the areas of the market under active sponsorship by the federal government, hedging our decisions by investing in high-quality assets. Implicit in this strategy is a vigilance that helps us separate short-term beneficiaries of the Treasury’s largesse from those issues that make attractive long-term investments in their own right. We have been cautiously optimistic that the government’s efforts will prove successful over time, and we note the market enters the new reporting period having shed at least some of the rampant pessimism that prevailed in 2008.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 29.8%

		Par ($)	Value ($)
Basic Materials – 0.5%
Iron/Steel – 0.5%
Nucor Corp.	5.850% 06/01/18	2,680,000	2,675,996

	Iron/Steel Total		2,675,996

Basic Materials Total			2,675,996

Communications – 3.4%
Media – 0.9%

Comcast Cable Holdings LLC	9.800% 02/01/12	2,600,000	2,787,016

Time Warner Companies., Inc.	7.250% 10/15/17	1,183,000	1,122,824

Viacom, Inc.	5.750% 04/30/11	694,000	676,066

	Media Total		4,585,906

Telecommunication Services – 2.5%

America Movil S.A. de C.V.	5.500% 03/01/14	2,615,000	2,507,858

AT&T, Inc.	5.500% 02/01/18	1,850,000	1,788,867
	6.550% 02/15/39	600,000	544,189

British Telecommunications PLC	5.950% 01/15/18	750,000	610,413

Cisco Systems, Inc.	5.900% 02/15/39	1,040,000	955,570

Deutsche Telekom International Finance, Multi-Coupon Bond	8.750% 06/15/30 (a)	500,000	534,154

Telefonica Emisiones SAU	6.421% 06/20/16	2,000,000	2,067,866

Verizon Wireless Capital LLC	5.550% 02/01/14 (b)	2,145,000	2,146,793
	8.500% 11/15/18 (b)	915,000	1,045,224

	Telecommunication Services Total		12,200,934

Communications Total			16,786,840

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust	6.036% 12/10/28 (b)	947,433	712,006

McDonald’s Corp.	5.000% 02/01/19	200,000	208,015

	Retail Total		920,021

Consumer Cyclical Total			920,021

See Accompanying Notes to Financial Statements.

8

Columbia Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical – 2.4%
Beverages – 0.8%
Anheuser-Busch InBev Worldwide, Inc.	7.750% 01/15/19 (b)	1,585,000	1,580,405

Bottling Group LLC	5.125% 01/15/19	680,000	684,375
	5.500% 04/01/16	1,520,000	1,614,907

	Beverages Total		3,879,687

Food – 0.8%
Campbell Soup Co.	4.500% 02/15/19	990,000	986,780

ConAgra Foods, Inc.	7.000% 10/01/28	1,300,000	1,257,153

Kraft Foods, Inc.	6.500% 08/11/17	750,000	772,303

Kroger Co.	8.000% 09/15/29	750,000	806,106

	Food Total		3,822,342

Healthcare Services – 0.4%
UnitedHealth Group, Inc.	6.000% 06/15/17	1,600,000	1,488,047

WellPoint, Inc.	7.000% 02/15/19	635,000	635,342

	Healthcare Services Total		2,123,389

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.125% 01/15/11	750,000	736,072

	Household Products/Wares Total		736,072

Pharmaceuticals – 0.3%
Novartis Securities Investment Ltd.	5.125% 02/10/19	1,300,000	1,319,919

	Pharmaceuticals Total		1,319,919

Consumer Non-Cyclical Total			11,881,409

Energy – 2.9%
Oil & Gas – 0.7%
Devon Energy Corp.	6.300% 01/15/19	485,000	473,202

Marathon Oil Corp.	7.500% 02/15/19	440,000	443,295

Nexen, Inc.	5.650% 05/15/17	1,000,000	842,169

Talisman Energy, Inc.	5.850% 02/01/37	750,000	506,186

Valero Energy Corp.	6.875% 04/15/12	1,300,000	1,312,028

	Oil & Gas Total		3,576,880

Oil & Gas Services – 1.0%
Halliburton Co.	5.900% 09/15/18	1,500,000	1,544,821

Smith International, Inc.	9.750% 03/15/19	705,000	736,420

Weatherford International Ltd.	5.150% 03/15/13	3,000,000	2,791,266

	Oil & Gas Services Total		5,072,507

See Accompanying Notes to Financial Statements.

9

Columbia Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – 0.4%
ConocoPhillips	4.400% 05/15/13	1,965,000	1,999,714

	Oil, Gas & Consumable Fuels Total		1,999,714

Pipelines – 0.8%
Enbridge Energy Partners LP	7.500% 04/15/38	750,000	597,880

Energy Transfer Partners LP	6.000% 07/01/13	1,145,000	1,082,587

Kinder Morgan Energy Partners LP	6.950% 01/15/38	750,000	641,779

Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	750,000	543,603

TransCanada Pipelines Ltd.	7.625% 01/15/39	1,000,000	988,806

	Pipelines Total		3,854,655

Energy Total			14,503,756

Financials – 14.7%
Banks – 6.7%
Bank One Corp.	7.875% 08/01/10	5,700,000	5,853,535

Barclays Bank PLC	5.926% 12/31/49 (a)(b)(c)	3,000,000	1,006,230

Capital One Financial Corp.	5.700% 09/15/11	750,000	675,289

Citigroup, Inc.	5.250% 02/27/12	2,605,000	2,321,357
	6.500% 08/19/13	1,900,000	1,745,938

Comerica Bank	5.200% 08/22/17	695,000	481,992
	5.750% 11/21/16	250,000	184,950

Credit Suisse/New York NY	5.000% 05/15/13	2,215,000	2,140,312

Deutsche Bank AG	4.875% 05/20/13	4,000,000	3,923,440

Goldman Sachs Capital II	5.793% 12/29/49 (a)	1,940,000	807,702

Goldman Sachs Group, Inc.	1.700% 03/15/11 (j)	1,525,000	1,530,435
	6.250% 09/01/17	1,240,000	1,149,081

JPMorgan Chase Capital XXII	6.450% 02/02/37	1,340,000	847,279

KeyBank NA	5.800% 07/01/14	700,000	585,436

Keycorp	6.500% 05/14/13	2,000,000	1,951,670

National City Corp.	3.125% 04/30/09	500,000	499,570
	4.900% 01/15/15	575,000	528,986

Northern Trust Corp.	5.500% 08/15/13	2,400,000	2,511,835

UBS Preferred Funding Trust I	8.622% 10/29/49 (a)(c)	1,115,000	447,485

See Accompanying Notes to Financial Statements.

10

Columbia Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
USB Capital IX	6.189% 04/15/49 (a)	320,000	126,400

Wachovia Corp.	5.500% 05/01/13	4,230,000	3,900,284

	Banks Total		33,219,206

Commercial Banks – 5.2%
Citibank NA	1.625% 03/30/11	25,750,000	25,793,492

	Commercial Banks Total		25,793,492

Diversified Financial Services – 1.4%
General Electric Capital Corp.	5.450% 01/15/13	985,000	948,565
	6.875% 01/10/39	2,290,000	1,867,701

General Electric Capital Corp., MTN	5.000% 11/15/11	1,400,000	1,392,209

International Lease Finance Corp.	4.875% 09/01/10	900,000	657,456

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (d)(e)	2,620,000	334,050

Morgan Stanley	6.750% 04/15/11	2,000,000	2,001,540

	Diversified Financial Services Total		7,201,521

Insurance – 1.4%

ING Groep NV	5.775% 12/29/49 (a)	850,000	233,750

MetLife, Inc.	7.717% 02/15/19	1,370,000	1,228,426

Metropolitan Life Global Funding I	5.125% 04/10/13 (b)	2,000,000	1,826,582

New York Life Global Funding	4.650% 05/09/13 (b)	2,000,000	1,947,562

Principal Life Income Funding Trusts	5.300% 04/24/13	2,000,000	1,837,372

	Insurance Total		7,073,692

Financials Total			73,287,911

Industrials – 1.6%
Aerospace & Defense – 0.1%
Boeing Co.	6.000% 03/15/19	755,000	775,448

	Aerospace & Defense Total		775,448

Machinery – 0.7%
Caterpillar Financial Services Corp.	4.850% 12/07/12	265,000	261,192
	5.850% 09/01/17	2,715,000	2,358,903
	7.050% 10/01/18	920,000	860,562

	Machinery Total		3,480,657

Transportation – 0.8%
Burlington Northern Santa Fe Corp.	6.750% 07/15/11	805,000	848,968

Union Pacific Corp.	7.875% 01/15/19	2,725,000	3,005,182

	Transportation Total		3,854,150

Industrials Total			8,110,255

See Accompanying Notes to Financial Statements.

11

Columbia Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Technology – 0.9%
Office/Business Equipment – 0.1%
Xerox Corp.	6.400% 03/15/16	950,000	724,339

	Office/Business Equipment Total		724,339

Software – 0.8%
Oracle Corp.	5.250% 01/15/16	3,825,000	3,900,077

	Software Total		3,900,077

Technology Total			4,624,416

Utilities – 3.2%
Electric – 3.0%
Commonwealth Edison Co.	5.950% 08/15/16	1,000,000	957,635

Consolidated Edison Co. of New York	5.850% 04/01/18	2,500,000	2,476,605

Duke Energy Carolinas LLC	5.100% 04/15/18	1,000,000	1,008,191
	5.250% 01/15/18	2,000,000	2,037,028

Georgia Power Co.	5.700% 06/01/17	1,185,000	1,225,018

Nisource Finance Corp.	5.250% 09/15/17	685,000	510,613

Oncor Electric Delivery Co.	5.950% 09/01/13 (b)	750,000	726,606

Pacific Gas & Electric Co.	5.625% 11/30/17 (b)	2,500,000	2,532,085

Peco Energy Co.	5.350% 03/01/18	2,175,000	2,109,572

Progress Energy, Inc.	7.100% 03/01/11	1,300,000	1,347,701

	Electric Total		14,931,054

Gas – 0.2%
Atmos Energy Corp.	6.350% 06/15/17	500,000	448,618

	8.500% 03/15/19	800,000	816,814

	Gas Total		1,265,432

Utilities Total			16,196,486
	Total Corporate Fixed-Income Bonds & Notes (cost of $156,813,409)		148,987,090

Mortgage-Backed Securities – 29.4%
Federal Home Loan Mortgage Corporation	5.000% 03/01/21	95,454	99,190
	6.500% 10/01/37	5,463,261	5,766,101
	6.500% 01/01/39	2,071,858	2,186,705
	6.500% 02/01/39	6,102,853	6,441,147
	7.000% 12/01/35	1,486,984	1,585,358

See Accompanying Notes to Financial Statements.

12

Columbia Bond Fund

March 31, 2009

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association	4.000% 03/01/39	27,433,000	27,583,024
	4.500% 02/01/39	47,124,899	48,209,601
	5.000% 03/01/37	4,188,753	4,326,943
	5.000% 05/01/37	5,736,878	5,926,141
	5.000% 01/01/39	15,585,181	16,099,346
	5.500% 10/01/28	168,975	177,226
	5.500% 11/01/28	291,763	306,010
	5.500% 12/01/28	5,387	5,650
	5.500% 11/01/29	426,273	447,087
	5.500% 04/01/31	251,969	262,697
	5.500% 02/01/32	1,113,401	1,160,808
	5.500% 05/01/33	48,544	50,596
	5.500% 04/01/35	619,054	643,864
	5.500% 06/01/35	553,449	575,630
	6.500% 02/01/13	102,617	107,757
	6.500% 09/01/36	1,094,678	1,154,533
	6.500% 08/01/37	7,332,362	7,732,866
	6.500% 09/01/37	2,364,222	2,493,360
	6.500% 10/01/37	2,719,810	2,868,369
	6.500% 12/01/37	2,818,761	2,972,726
	6.500% 03/01/38	1,182,438	1,247,025
	7.500% 10/01/29	60,190	65,256

Government National Mortgage Association	4.500% 07/20/33	1,459,729	1,497,907
	4.500% 09/15/33	665,918	682,995
	5.000% 09/20/33	1,335,479	1,386,650
	5.375% 04/20/28 (a)	12,017	12,230
	5.375% 06/20/28 (a)	96,572	98,287
	6.000% 03/20/28	221,675	232,837
	6.500% 05/15/23	2,578	2,713
	6.500% 05/15/28	101,551	108,382
	6.500% 06/15/28	44,429	47,417
	6.500% 12/15/31	153,362	163,295
	6.500% 04/15/32	22,230	23,642
	7.000% 05/15/29	108,921	117,082
	7.500% 03/15/28	44,838	48,349
	8.000% 10/15/17	124,627	133,581
	8.000% 01/15/30	176,406	191,922
	8.500% 06/15/17	240,368	259,694
	8.500% 11/15/17	105,583	113,744
	8.500% 12/15/17	491,620	529,618
	9.000% 12/15/17	448,824	484,188
	9.000% 06/15/30	28,261	31,157
	9.500% 11/15/17	367,714	401,918

	Total Mortgage-Backed Securities (cost of $143,876,132)		147,062,624

See Accompanying Notes to Financial Statements.

13

Columbia Bond Fund

March 31, 2009

Government & Agency Obligations – 15.9%

		Par ($)	Value ($)
Foreign Government Obligations – 1.4%
European Investment Bank	4.250% 07/15/13	3,500,000	3,683,421

International Bank for Reconstruction & Development	5.000% 04/01/16	3,000,000	3,263,724

Foreign Government Obligations Total			6,947,145

U.S. Government Agencies – 0.9%
Resolution Funding Corp., STRIPS	(f) 01/15/21 (g)	7,010,000	4,295,216

U.S. Government Agencies Total			4,295,216

U.S. Government Obligations – 13.6%
U.S. Treasury Bill	0.090% 04/09/09 (g)	21,250,000	21,249,575

U.S. Treasury Bonds	4.500% 05/15/38 (g)	2,995,000	3,496,663
	6.250% 05/15/30	1,000,000	1,387,812

U.S. Treasury Inflation Indexed Bonds	2.375% 01/15/27 (g)	4,077,481	4,258,419

U.S. Treasury Inflation Indexed Notes	1.625% 01/15/18	7,341,240	7,419,241

U.S. Treasury Note/Bond	2.625% 02/29/16 (g)	7,000,000	7,178,829

U.S. Treasury Notes	0.875% 02/28/11 (g)	45,000	45,086
	1.875% 02/28/14 (g)	10,735,000	10,852,441
	2.750% 02/15/19 (g)	8,500,000	8,546,495

U.S. Treasury STRIPS	(f) 11/15/19 (g)	5,230,000	3,666,036

U.S. Government Obligations Total			68,100,597
	Total Government & Agency Obligations (cost of $77,695,903)		79,342,958

Commercial Mortgage-Backed Securities – 12.3%
Asset Securitization Corp.	7.212% 04/14/29 (a)	1,096,595	1,096,829

Bank of America Commercial Mortgage, Inc.	4.760% 11/10/39	2,497,000	1,992,549

Bear Stearns Commercial Mortgage Securities	4.933% 02/13/42 (a)	2,290,000	1,789,219
	5.518% 09/11/41	5,000,000	3,990,534
	5.742% 09/11/42 (a)	900,000	674,018

Chase Commercial Mortgage Securities Corp.	5.857% 02/12/16 (a)(b)	4,415,000	4,386,450

Credit Suisse First Boston Mortgage Securities Corp.	6.006% 11/15/36 (a)(b)	1,000,000	539,304

See Accompanying Notes to Financial Statements.

14

Columbia Bond Fund

March 31, 2009

Commercial Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

GE Capital Commercial Mortgage Corp.	6.734% 01/15/33 (a)	6,775,000	5,649,698

GMAC Commercial Mortgage Securities	6.983% 05/15/33 (a)	1,154,348	1,152,213

Greenwich Capital Commercial Funding Corp.	5.317% 06/10/36 (a)	3,449,000	2,949,186

JPMorgan Chase Commercial Mortgage Securities Corp.	5.440% 06/12/47	1,280,000	826,112

LB-UBS Commercial Mortgage Trust	5.611% 04/15/41	1,211,235	1,145,276
	6.462% 03/15/31	2,360,000	2,357,329

Merrill Lynch Mortgage Trust	4.747% 06/12/43 (a)	2,500,000	1,812,557

Morgan Stanley Capital I	4.989% 08/13/42	1,390,000	1,118,219
	5.208% 11/14/42 (a)	1,220,000	952,784
	5.328% 11/12/41	3,000,000	2,308,469

Morgan Stanley Dean Witter Capital I	4.740% 11/13/36	1,245,000	1,134,002
	5.980% 01/15/39	1,790,000	1,746,329
	7.500% 10/15/33 (a)	3,150,000	3,182,434

Wachovia Bank Commercial Mortgage Trust	4.608% 12/15/35	3,215,296	3,140,534
	5.001% 07/15/41	6,099,000	5,875,038
	5.229% 07/15/41 (a)	3,905,000	3,527,827
	5.609% 03/15/45 (a)	1,905,000	925,410
	5.726% 06/15/45	1,977,006	1,975,214
	5.997% 06/15/45	920,000	785,900
	6.287% 04/15/34	4,225,000	4,147,119

	Total Commercial Mortgage-Backed Securities (cost of $69,174,507)		61,180,553

Asset-Backed Securities – 6.2%
Capital Auto Receivables Asset Trust	4.460% 07/15/14	4,690,000	4,174,293
	5.210% 03/17/14	2,015,000	1,883,160
	5.500% 04/20/10 (b)	4,200,000	4,161,449

Capital One Multi-Asset Execution Trust	0.536% 08/15/12 (a)	2,650,000	2,605,917
	4.850% 11/15/13	3,095,000	3,077,994
	4.850% 02/18/14	3,375,000	3,341,066

Carmax Auto Owner Trust	5.270% 11/15/12	1,500,000	1,418,312

Chase Issuance Trust	4.260% 05/15/13	2,355,000	2,346,488

Daimler Chrysler Auto Trust	4.480% 08/08/14	920	687

See Accompanying Notes to Financial Statements.

15

Columbia Bond Fund

March 31, 2009

Asset-Backed Securities (continued)

		Par ($)	Value ($)

Discover Card Master Trust	5.100% 10/15/13	2,315,000	2,271,685

Franklin Auto Trust	5.360% 05/20/16	1,030,000	987,259

Honda Auto Receivables Owner Trust	4.470% 01/18/12	1,635,000	1,654,978

USAA Auto Owner Trust	4.280% 10/15/12	3,110,000	3,141,273

	Total Asset-Backed Securities (cost of $31,873,458)		31,064,561

Collateralized Mortgage Obligations – 1.2%

Agency – 0.9%
Federal Home Loan Mortgage Corporation	6.500% 07/15/31	1,825,110	1,904,540

Federal National Mortgage Association	5.000% 08/25/27	2,335,200	2,344,906

Agency Total			4,249,446

Non-Agency – 0.3%
Countrywide Alternative Loan Trust	5.500% 07/25/34	1,845,772	1,682,924

Non-Agency Total			1,682,924
	Total Collateralized Mortgage Obligations (cost of $6,105,881)		5,932,370
		Shares
Securities Lending Collateral – 10.7%
	State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 0.943%)	53,061,221	53,061,221

	Total Securities Lending Collateral (cost of $53,061,221)		53,061,221
		Par ($)
Short-Term Obligation – 3.5%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/22/13, market value $17,963,200 (repurchase proceeds $17,607,068)	17,607,000	17,607,000

	Total Short-Term Obligation (cost of $17,607,000)		17,607,000

	Total Investments – 109.0% (cost of $556,207,511) (i)		544,238,377

	Obligation to Return Collateral for Securities Loaned – (10.7)%		(53,061,221)

	Other Assets & Liabilities, Net – 1.7%		8,313,376

	Net Assets – 100.0%		499,490,532

See Accompanying Notes to Financial Statements.

16

Columbia Bond Fund

March 31, 2009

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, except for the following, amounted to $22,610,696, which represents 4.5% of net assets.

Security	Acquisition Date	Par	Cost	Value
Capital Auto Receivables Asset Trust 5.500% 04/20/10	08/22/06	$4,200,000	$4,199,596	$4,161,449
Chase Commercial Mortgage Securities Corp. 5.857% 02/12/16	08/14/08	4,415,000	4,493,724	4,386,450

				$8,547,899

(c)	Perpetual Maturity. Maturity date presented represents the next call date.

(d)	The issuer filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of this security amounted to $334,050, which represents 0.1% of net assets.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Zero coupon bond.

(g)	All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $52,034,655.

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Cost for federal income tax purposes is $556,432,447.

(j)	Security is guaranteed by the Federal Deposit Insurance Company.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarize the inputs used, as of March 31, 2009 in valuing each Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$117,495,781	$—
Level 2 – Other Significant Observable Inputs	426,742,596	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$544,238,377	$—

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	29.8
Mortgage-Backed Securities	29.4
Government & Agency Obligations	15.9
Commercial Mortgage-Backed Securities	12.3
Asset-Backed Securities	6.2
Collateralized Mortgage Obligations	1.2

94.8
Securities Lending Collateral	10.7
Short-Term Obligation	3.5
Obligation to Return Collateral for Securities Loaned	(10.7)
Other Assets & Liabilities, Net	1.7

100.0%

Acronym	Name
MTN	Medium-Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia Bond Fund

March 31, 2009

		($)
Assets	Investments, at cost	556,207,511

	Investments at value (including securities on loan of $52,034,655)	544,238,377
	Cash	1,626
	Receivable for:
	Investments sold	11,926,374
	Fund shares sold	827,653
	Interest	3,290,506
	Securities lending	28,848
	Foreign tax reclaims	1,884
	Expense reimbursement due from investment advisor and /or administrator	74,844
	Trustees’ deferred compensation plan	3,517
	Other assets	39,662

	Total Assets	560,433,291

Liabilities	Collateral on securities loaned	53,061,221
	Payable for:
	Investments purchased	5,829,659
	Fund shares repurchased	339,290
	Distributions	1,174,651
	Investment advisory fee	280,924
	Administration fee	57,765
	Transfer agent fee	82,242
	Trustees’ fees	2,365
	Pricing and bookkeeping fees	13,331
	Custody fee	5,863
	Distribution and service fees	1,927
	Chief compliance officer expenses	197
	Trustees’ deferred compensation plan	3,517
	Other liabilities	89,807

	Total Liabilities	60,942,759

	Net Assets	499,490,532

Net Assets Consist of	Paid-in capital	511,744,983
	Undistributed net investment income	560,843
	Accumulated net realized loss	(846,160)
	Net unrealized appreciation (depreciation) on investments	(11,969,134)

	Net Assets	499,490,532

Class A	Net assets	$5,299,030
	Shares outstanding	602,990
	Net asset value per share	$8.79	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($8.79/.9525)	$9.23	(b)

Class C	Net assets	$1,317,178
	Shares outstanding	149,748
	Net asset value and offering price per share	$8.80	(a)

Class Z	Net assets	$492,874,324
	Shares outstanding	56,033,558
	Net asset value and offering price per share	$8.80

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Bond Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	27,723,356
	Securities lending	305,238

	Total Investment Income	28,028,594

Expenses	Investment advisory fee	3,357,269
	Administration fee	678,588
	Distribution fee:
	Class C	1,950
	Service fee:
	Class A	2,546
	Class C	647
	Transfer agent fee	246,192
	Pricing and bookkeeping fees	129,842
	Trustees’ fees	27,777
	Custody fee	26,355
	Chief compliance officer expenses	788
	Other expenses	213,656

	Expenses before Interest Expense	4,685,610
	Interest expense	52

	Total Expenses	4,685,662

	Fees waived or expenses reimbursed by investment advisor and/or administrator	(1,177,644)
	Expense reductions	(1,068)

	Net Expenses	3,506,950

	Net Investment Income	24,521,644

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(1,965,904)
	Futures contracts	1,317,884

	Net realized loss	(648,020)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(17,648,023)
	Futures contracts	(1,314)

	Net change in unrealized appreciation (depreciation)	(17,649,337)

	Net Loss	(18,297,357)

	Net Increase Resulting from Operations	6,224,287

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($) (a)(b)(c)(d)
Operations	Net investment income	24,521,644	24,982,891
	Net realized gain (loss) on investments, futures contracts and swap contracts	(648,020)	2,406,472
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,649,337)	4,583,516

	Net increase resulting from operations	6,224,287	31,972,879

Distributions to Shareholders	From net investment income:
	Class A	(40,386)	(1)
	Class C	(8,574)	(1)
	Institutional Shares	—	(10,326,953)
	Retirement Shares	—	(42)
	Class Z	(24,282,274)	(14,316,268)
	From net realized gains:
	Class A	(217)	—
	Class C	(13)	—
	Class Z	(729,525)	—

	Total distributions to shareholders	(25,060,989)	(24,643,265)

	Net Capital Stock Transactions	(28,473,745)	(12,248,408)

	Total decrease in net assets	(47,310,447)	(4,918,794)

Net Assets	Beginning of period	546,800,979	551,719,773
	End of period	499,490,532	546,800,979
	Undistributed net investment income at end of period	560,843	360,172

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Share class.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(d)	On March 25, 2008, the Retirement Shares class was fully redeemed.

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Columbia Bond Fund

	Year Ended March 31,
	2009		2008
Capital Stock Activity	Shares	Dollars ($)	Shares	Dollars ($) (a)(b)(c)(d)
Class A
Subscriptions	715,769	6,264,548	1,086	10,000
Distributions reinvested	4,349	37,949	—	—
Redemptions	(118,214)	(1,033,619)	—	—

Net increase	601,904	5,268,878	1,086	10,000

Class C
Subscriptions	150,374	1,310,459	1,086	10,000
Distributions reinvested	832	7,241	—	—
Redemptions	(2,544)	(22,388)	—	—

Net increase	148,662	1,295,312	1,086	10,000

Institutional Shares
Subscriptions	—	—	2,255,471	20,245,143
Distributions reinvested	—	—	180,630	1,623,268
Exchange in connection with reorganization	—	—	(23,599,367)	(214,186,055)
Redemptions	—	—	(5,306,613)	(47,614,408)

Net decrease	—	—	(26,469,879)	(239,932,052)

Retirement Shares
Distributions reinvested	—	—	5	39
Redemptions	—	—	(124)	(1,120)

Net decrease	—	—	(119)	(1,081)

Class Z
Subscriptions	14,064,009	123,836,901	8,925,765	80,128,049
Distributions reinvested	1,004,751	8,815,368	698,481	6,292,953
Exchange in connection with reorganization	—	—	23,625,387	214,186,055
Redemptions	(19,178,104)	(167,690,204)	(8,072,458)	(72,942,332)

Net increase (decrease)	(4,109,344)	(35,037,935)	25,177,175	227,664,725

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(d)	On March 25, 2008, the Retirement Shares class was fully redeemed.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.35		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.26)		—	(c)

Total from investment operations	0.09		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.38)		—	(c)
From net realized gains	(0.01)		—

Total distributions to shareholders	(0.39)		—	(c)

Net Asset Value, End of Period	$8.79		$9.09
Total return (d)(e)	1.04%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.91%		0.91	%(i)
Interest expense	—	%(g)	—
Net expenses (h)	0.91%		0.91	%(i)
Waiver/Reimbursement	0.22%		0.14	%(i)
Net investment income (h)	3.99%		4.16	%(i)
Portfolio turnover rate	209%		49	%(f)
Net assets, end of period (000’s)	$5,299		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.29		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.26)		—	(c)

Total from investment operations	0.03		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.31)		—	(c)
From net realized gains	(0.01)		—

Total distributions to shareholders	(0.32)		—	(c)

Net Asset Value, End of Period	$8.80		$9.09
Total return (d)(e)	0.44%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.66%		1.66	%(i)
Interest expense	—	%(g)	—
Net expenses (h)	1.66%		1.66	%(i)
Waiver/Reimbursement	0.22%		0.14	%(i)
Net investment income (h)	3.32%		3.41	%(i)
Portfolio turnover rate	209%		49	%(f)
Net assets, end of period (000’s)	$1,317		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)	2007	2006 (h)	2005 (h)
Net Asset Value, Beginning of Period	$9.09		$8.98	$8.84	$9.15	$9.43

Income from Investment Operations:
Net investment income (c)	0.41		0.40	0.39	0.37	0.37
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.28)		0.10	0.14	(0.18)	(0.23)

Total from investment operations	0.13		0.50	0.53	0.19	0.14

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.39)	(0.39)	(0.38)	(0.37)
From net realized gains	(0.01)		—	—	(0.12)	(0.05)

Total distributions to shareholders	(0.42)		(0.39)	(0.39)	(0.50)	(0.42)

Net Asset Value, End of Period	$8.80		$9.09	$8.98	$8.84	$9.15
Total return (d)(e)	1.49%		5.75%	6.08%	2.00%	1.55%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.66%		0.90%	0.90%	0.90%	0.90%
Interest expense	—	%(f)	—	—	—	—
Net expenses (g)	0.66%		0.90%	0.90%	0.90%	0.90%
Waiver/Reimbursement	0.22%		0.22%	0.30%	0.40%	0.37%
Net investment income (g)	4.62%		4.45%	4.36%	4.05%	3.99%
Portfolio turnover rate	209%		49%	49%	95%	90%
Net assets, end of period (000’s)	$492,874		$546,781	$313,967	$281,767	$211,932

(a)	On March 31, 2008, Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of Core Bond Fund’s Shares class.

(b)	On March 31, 2008, Core Bond Fund’s Institutional Shares class were exchanged for Class Z shares of the Fund.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Rounds to less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Bond Fund

March 31, 2009

Note 1. Organization

Columbia Bond Fund (the “Fund), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Core Bond Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

Investment Objective

The Fund seeks current income consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, the Predecessor Fund’s Shares class and Institutional Shares class were reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008. Retirement Shares class of the Predecessor Fund was fully redeemed on March 25, 2008.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value,

25

Columbia Bond Fund

March 31, 2009

management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date.

26

Columbia Bond Fund

March 31, 2009

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for treasury inflation protected securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$10,261	$(10,261)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$24,993,533	$24,643,265
Long-Term Capital Gains	67,456	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$5,516,983	$884,218	$(12,194,070)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

27

Columbia Bond Fund

March 31, 2009

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$7,025,601
Unrealized depreciation	(19,219,671)
Net unrealized depreciation	$(12,194,070)

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $5,049,200 attributed to security transactions were deferred to April 1, 2009.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.35%
$1 billion to $1.5 billion	0.32%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2009, the Fund’s effective investment advisory fee rate was 0.63% of the Fund’s average daily net assets.

Administration Fee

Effective March 31, 2008, Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Prior to January 12, 2009, Columbia voluntarily waived administration fees payable by the Fund at the annual rate of 0.05% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The

28

Columbia Bond Fund

March 31, 2009

aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $1,005.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts of $3,032 on the sale of the Fund’s Class A shares.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to bear a portion of the Fund’s expenses through July 31, 2009, so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.66% annually of the Fund’s average daily net assets.

Effective August 1, 2009, Columbia has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% annually of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief

29

Columbia Bond Fund

March 31, 2009

Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $63 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,071,988,631 and $1,108,888,865, respectively, of which $801,612,866 and $847,512,586, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 1.875%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

30

Columbia Bond Fund

March 31, 2009

Note 9. Shares of Beneficial Interest

As of March 31, 2009, 63.8% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2009, the Fund had one shareholder that held 8.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

31

Columbia Bond Fund

March 31, 2009

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Business Combinations and Mergers

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of the shares outstanding, net assets, net asset value per share issued, and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117

Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	96,434,781	129,070,075	16,360,288	241,865,144
Retirement Shares	—	—	1,046	1,046

Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	6.91	7.11	8.97	8.97
Retirement Shares	—	—	8.97	8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Bond Fund, a series of Columbia Funds Series Trust I at March 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

33

Federal Income Tax Information (Unaudited) – Columbia Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2009, $936,458 or, if subsequently determined to be different, the net capital gain of such year.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79; None

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 79; None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts) and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York; Oversees 79; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79; None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79; None

36

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

37

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

38

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

39

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a

40

family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Bond Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Bond Fund’s total expenses were in the first quintile and actual management

41

fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

42

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

43

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

44

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

45

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

46

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

47

[THIS PAGE INTENTIONALLY LEFT BLANK]

48

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

One Financial Center

Boston, MA 02111-2621

Columbia Bond Fund

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10749-0309 (05/09) 09/78645

Annual Report

March 31, 2009

Columbia Short-Intermediate Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–0.82% Class A shares
(without sales charge)

+1.96% Barclays Capital U.S. Intermediate Government/Credit Bond Index

Morningstar Style BoxTM

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 0.82% without sales charge.

■	The fund underperformed its benchmark but outperformed its peer group average.

■

The fund had less exposure than its benchmark to U.S. Treasury securities, which detracted from performance because Treasuries were the best performing asset class for the period. We believe that the fund’s focus on higher quality bonds helped it outperform its peer group.

Portfolio Management

Alexander D. Powers, managing director of the advisor, has co-managed the fund since its inception and has been associated with the advisor or its predecessors since 1996.

Frank A. Salem, managing director of the advisor, has co-managed the fund since its inception and has been associated with the advisor or its predecessors since 1998.

1

Economic Update – Columbia Short-Intermediate Bond Fund

Summary

For the 12-month period that ended March 31, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

3.13%	19.95%
Barclays Municipal Index

2.27%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

38.09%	46.51%

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than some anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter’s negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 2.25% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose.

The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index3 returned 2.27% for the 12-month period.

2

Economic Update (continued) – Columbia Short-Intermediate Bond Fund

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index6, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[3]	The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[6]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[7]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.95
Class C	1.70
Class Z	0.70

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short-Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate-term U.S. government and corporate bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	15,804	15,290
Class C	15,711	15,711
Class Z	15,850	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
1-year	–0.82	–4.00	–1.41	–2.36	–0.54
5-year	2.74	2.06	2.62	2.62	2.80
10-year	4.68	4.34	4.62	4.62	4.71

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. Class A, Class C and Class Z share performance information includes returns of Shares class shares of Intermediate-Term Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods prior to March 31, 2008. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would be lower for Class A and Class C shares, since these newer classes of shares are subject to higher distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Short-Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $ 1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.52	1,020.44	4.55	4.53	0.90
Class C	1,000.00	1,000.00	1,026.88	1,016.70	8.34	8.30	1.65
Class Z	1,000.00	1,000.00	1,030.92	1,021.69	3.29	3.28	0.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	6.86
Class C	6.87
Class Z	6.86

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.32
Class C	0.27
Class Z	0.34

30-day SEC Yields

as of 03/31/09 (%)
Class A	3.99
Class C	3.22
Class Z	4.23

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended March 31, 2009, the fund’s Class A shares returned negative 0.82% without sales charge. The fund’s return was lower than the 1.96% return of its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index1, for the same period. An underweight in Treasury securities and an overweight in commercial mortgage backed securities (CMBS), which underperformed Treasuries, hampered relative performance for the period. However, we believe that the portfolio’s generally high credit quality helped it outperform the negative 2.28% average return of its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Classification.2

Sector weights drove performance

Sector weights drove the fund’s performance for the period. An underweight in Treasury securities versus the benchmark hurt relative performance, as Treasuries were the best performing asset class. The fund had more exposure to CMBS than the index, which hampered its relative return. Even though we emphasized more seasoned, high quality names, there was a lack of liquidity in the marketplace for much of the year and investors did not differentiate between the high quality names and the problematic names, driving prices down across the sector. However, liquidity has begun to return and higher quality issues began to rebound in the final months of the period.

The fund had more exposure than the index to mortgage-backed securities (MBS), which benefited from the U.S. Treasury’s and Federal Reserve’s announcements that they would buy MBS to reduce mortgage rates. As MBS were purchased by these government programs, prices increased and returns benefited. The fund also held a stake in Temporary Liquidity Guaranteed Program bonds, which are issued by financial companies and guaranteed by the federal government. We purchased these bonds for their high quality and superior yield relative to Treasury issues.

Within the fund’s corporate holdings, we raised an underweight in the financial sector to a market weight in mid to late 2008, adding high quality issuers such as JPMorgan Chase & Co. and Bank of New York, Inc. We believe both firms have the potential to emerge from the economic cycle in a stronger position than the average financial company. We increased the fund’s industrial holdings during the period. We also emphasized less cyclical, more stable companies that we believe have the potential to weather an economic downturn, including Pepsico, Inc., in the consumer staples sector, and Cisco Systems, Inc. and Oracle Corp. in the technology sector.

[1]

The Barclays Capital U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) –Columbia Short-Intermediate Bond Fund

Portfolio structure

as of 03/31/09 (%)
Corporate Bonds	42.0
Government & Agency Obligations	20.5
Commercial Mortgage-Backed Securities	14.5
Collateralized Mortgage Obligations	9.1
Mortgage-Backed Securities	5.8
Asset Backed-Securities	4.5
Cash & Equivalents	3.2

Maturity Breakdown

as of 03/31/09 (%)
0 – 1 year	5.9
1 – 5 years	59.3
5 – 10 years	33.7
10 – 20 years	1.1

Quality Breakdown

as of 03/31/09 (%)
AAA	59.9
AA	7.0
A	22.3
BBB	6.9
BB	0.4
CCC	0.3
Cash & Equivalents	3.2

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality.

The fund’s credit quality does not remove market risk. The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund has benefited from its relatively high credit quality, maintaining only about half the benchmark weight in BBB-rated issues for most of the period. However, we have started to increase exposure to these lower rated securities with an eye to achieving a neutral weight relative to the index within the next several months.

Looking forward

We plan to maintain the fund’s overweight in CMBS and an underweight in Treasuries. We believe the latter will suffer as the federal government increases the supply of bonds to fund its economic plans. CMBS trade at a high yield and we believe they have the potential to continue to outperform Treasury securities.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Short-Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 42.0%

		Par ($)	Value ($)
Basic Materials – 0.8%
Chemicals – 0.4%
EI Du Pont de Nemours & Co.	6.000% 07/15/18	1,460,000	1,466,025

	Chemicals Total		1,466,025
Iron/Steel – 0.4%
Nucor Corp.	5.850% 06/01/18	1,290,000	1,288,073

	Iron/Steel Total		1,288,073

	Basic Materials Total		2,754,098

Communications – 5.0%
Media – 1.4%
Comcast Cable Holdings LLC	9.800% 02/01/12	3,595,000	3,853,585

Historic TW, Inc.	9.150% 02/01/23	1,330,000	1,322,497

	Media Total		5,176,082
Telecommunication Services – 3.6%
America Movil S.A. de C.V.	5.500% 03/01/14	2,150,000	2,061,910

AT&T, Inc.	5.500% 02/01/18	1,750,000	1,692,171

Cincinnati Bell, Inc.	8.375% 01/15/14	500,000	470,000

Cisco Systems, Inc.	5.500% 02/22/16	1,580,000	1,671,857

Sprint Capital Corp.	8.375% 03/15/12	1,530,000	1,377,000

Telefonica Emisiones SAU	6.421% 06/20/16	1,125,000	1,163,175

Verizon Wireless Capital LLC	5.550% 02/01/14 (a)	5,000,000	5,004,180

	Telecommunication Services Total		13,440,293

	Communications Total		18,616,375

Consumer Cyclical – 1.3%
Retail – 1.3%
CVS Lease Pass Through Trust	6.125% 08/15/16	3,000,000	3,020,199

Target Corp.	5.875% 07/15/16	1,790,000	1,856,948

	Retail Total		4,877,147

	Consumer Cyclical Total		4,877,147

Consumer Non-Cyclical – 4.1%
Beverages – 2.0%
Bottling Group LLC	5.500% 04/01/16	1,180,000	1,253,678

Diageo Capital PLC	4.375% 05/03/10	4,000,000	4,043,416

PepsiCo, Inc.	3.750% 03/01/14	1,850,000	1,876,509

	Beverages Total		7,173,603
Commercial Services – 0.1%
Iron Mountain, Inc.	8.625% 04/01/13	500,000	500,000

	Commercial Services Total		500,000

See Accompanying Notes to Financial Statements.

8

Columbia Short-Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)

Food – 0.9%
HJ Heinz Co.	5.350% 07/15/13	2,045,000	2,109,477

SYSCO Corp.	4.200% 02/12/13	1,175,000	1,206,592

	Food Total		3,316,069
Healthcare Services – 0.5%
UnitedHealth Group, Inc.	6.000% 06/15/17	2,130,000	1,980,962

	Healthcare Services Total		1,980,962
Pharmaceuticals – 0.6%
Novartis Securities Investment Ltd.	5.125% 02/10/19	2,275,000	2,309,857

	Pharmaceuticals Total		2,309,857

	Consumer Non-Cyclical Total		15,280,491

Energy – 4.3%
Oil & Gas – 0.1%
Marathon Oil Corp.	7.500% 02/15/19	380,000	382,846

	Oil & Gas Total		382,846

Oil & Gas Services – 0.9%
Baker Hughes, Inc.	7.500% 11/15/18	1,725,000	1,960,463

Smith International, Inc.	9.750% 03/15/19	1,470,000	1,535,513

	Oil & Gas Services Total		3,495,976

Oil, Gas & Consumable Fuels – 3.3%
Apache Corp.	5.250% 04/15/13	1,675,000	1,734,576

BP Capital Markets PLC	1.526% 03/17/10 (b)	3,900,000	3,903,022

Chevron Corp.	3.950% 03/03/14	1,250,000	1,283,711

ConocoPhillips	4.400% 05/15/13	1,290,000	1,312,789

Hess Corp.	8.125% 02/15/19	1,895,000	1,953,499

Valero Energy Corp.	6.125% 06/15/17	930,000	799,708
	9.375% 03/15/19	1,015,000	1,047,856

	Oil, Gas & Consumable Fuels Total		12,035,161

	Energy Total		15,913,983

Financials – 18.9%
Banks – 14.9%
American Express Credit Corp.	5.875% 05/02/13	940,000	825,299

Bank of New York Mellon Corp.	5.125% 08/27/13	1,295,000	1,325,443

Citibank NA	1.625% 03/30/11	5,550,000	5,559,374

See Accompanying Notes to Financial Statements.

9

Columbia Short-Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)

Citigroup, Inc.	5.250% 02/27/12	5,480,000	4,883,316
	6.125% 05/15/18	825,000	712,088

Comerica Bank	5.200% 08/22/17	1,305,000	905,036

Credit Suisse/New York NY	5.000% 05/15/13	1,225,000	1,183,694
	6.000% 02/15/18	1,520,000	1,325,746

Deutsche Bank AG	4.875% 05/20/13	2,730,000	2,677,748

Goldman Sachs Group, Inc.	3.250% 06/15/12	2,505,000	2,614,674
	6.150% 04/01/18	3,755,000	3,429,885

JPMorgan Chase & Co.	1.650% 02/23/11	1,945,000	1,953,153
	2.125% 06/22/12	3,140,000	3,155,141
	5.150% 10/01/15	4,030,000	3,552,642
	6.000% 01/15/18	1,395,000	1,409,066

Keycorp	6.500% 05/14/13	1,045,000	1,019,748

Merrill Lynch & Co., Inc	6.875% 04/25/18 (c)	1,075,000	840,750

Morgan Stanley	5.550% 04/27/17	1,760,000	1,566,124
	5.950% 12/28/17	1,080,000	981,075

National City Corp.	4.900% 01/15/15	1,260,000	1,159,169

Regions Bank	3.250% 12/09/11	3,785,000	3,939,023

Republic New York Corp.	9.500% 04/15/14	2,700,000	2,613,022

Sovereign Bank	2.750% 01/17/12	1,945,000	1,983,097

UBS Preferred Funding Trust I	8.622% 10/29/49 (b)(d)	1,010,000	405,345

Wachovia Corp.	5.500% 05/01/13	2,940,000	2,710,836
	5.750% 02/01/18	1,760,000	1,559,142

Zions Bancorp.	5.500% 11/16/15	975,000	634,452

	Banks Total		54,924,088

Diversified Financial Services – 3.1%
Capital One Financial Corp.	6.750% 09/15/17	1,630,000	1,359,951

Ford Motor Credit Co.	8.625% 11/01/10	1,400,000	1,115,101

General Electric Capital Corp.	5.250% 10/19/12	2,500,000	2,406,792

General Electric Capital Corp., MTN	6.000% 06/15/12	2,770,000	2,731,015

John Deere Capital Corp., MTN	5.650% 07/25/11	3,080,000	3,179,087

Lehman Brothers Holdings, Inc.	4.250% 01/27/10 (e)(f)	2,960,000	377,400
	5.625% 01/24/13 (e)(f)	1,750,000	223,125

	Diversified Financial Services Total		11,392,471

See Accompanying Notes to Financial Statements.

10

Columbia Short-Intermediate Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Insurance – 0.9%
MetLife, Inc.	7.717% 02/15/19	1,660,000	1,488,457

New York Life Global Funding	4.650% 05/09/13 (a)	2,000,000	1,947,562

	Insurance Total		3,436,019

	Financials Total		69,752,578

Industrials – 2.0%
Machinery – 0.4%
Caterpillar Financial Services Corp.	5.850% 09/01/17	1,785,000	1,550,881

	Machinery Total		1,550,881

Transportation – 1.6%
Federal Express Corp.	5.500% 08/15/09	2,380,000	2,399,152

Norfolk Southern Corp.	5.750% 04/01/18	1,105,000	1,098,116

Union Pacific Corp.	7.875% 01/15/19	2,120,000	2,337,976

	Transportation Total		5,835,244

	Industrials Total		7,386,125

Technology – 1.3%
Office/Business Equipment – 0.2%
Xerox Corp.	6.400% 03/15/16	1,000,000	762,462

	Office/Business Equipment Total		762,462

Software – 1.1%
Oracle Corp.	5.250% 01/15/16	4,025,000	4,104,003

	Software Total		4,104,003

	Technology Total		4,866,465

Utilities – 4.3%
Electric – 4.3%
Duke Energy Carolinas LLC	5.250% 01/15/18	2,120,000	2,159,250

Georgia Power Co.	5.700% 06/01/17	3,140,000	3,246,041

Nisource Finance Corp.	5.250% 09/15/17	2,645,000	1,971,638

Pacific Gas & Electric Co.	5.625% 11/30/17	1,910,000	1,934,513

Southern Co.	5.300% 01/15/12	2,050,000	2,137,088

Virginia Electric Power	5.100% 11/30/12	3,140,000	3,215,687
	5.400% 01/15/16	1,110,000	1,123,345

	Electric Total		15,787,562

	Utilities Total		15,787,562

	Total Corporate Fixed-Income Bonds & Notes (Cost of $164,270,708)		155,234,824

See Accompanying Notes to Financial Statements.

11

Columbia Short-Intermediate Bond Fund

March 31, 2009

Government & Agency Obligations – 20.5%

		Par ($)	Value ($)
U.S. Government Agencies – 5.0%
Federal Home Loan Mortgage Corp.	4.000% 01/29/13	7,760,000	7,936,649

Federal National Mortgage Association	3.625% 01/29/13	10,345,000	10,548,548

	U.S. Government Agencies Total		18,485,197

U.S. Government Obligations – 15.5%
Israel Government AID Bond	(g) 05/15/18	8,355,000	6,100,036

U.S. Treasury Inflation Indexed Note	1.625% 01/15/18	4,020,803	4,063,524

U.S. Treasury Note	2.625% 02/29/16 (h)	13,724,000	14,074,607
	0.875% 02/28/11 (h)	1,785,000	1,788,409
	1.375% 02/15/12 (h)	3,590,000	3,619,169
	1.750% 01/31/14 (h)	670,000	674,556
	2.750% 10/31/13 (h)	9,625,000	10,151,372
	4.500% 05/15/17	14,805,000	17,045,411

	U.S. Government Obligations Total		57,517,084

	Total Government & Agency Obligations (Cost of $74,438,730)		76,002,281

Commercial Mortgage-Backed Securities – 14.5%
Bank of America Commercial Mortgage, Inc.	4.760% 11/10/39	4,350,000	3,471,201

Capital One Multi-Asset Execution Trust	4.700% 06/15/15	2,665,000	2,509,534

Commercial Mortgage Asset Trust	7.230% 01/17/32 (b)	2,000,000	1,860,456
	7.800% 11/17/32 (b)	3,556,000	3,246,234

Credit Suisse First Boston Mortgage Securities Corp.	5.881% 12/15/35 (a)(b)	3,325,000	1,790,168

First Union National Bank Commercial Mortgage, Inc.	6.141% 02/12/34	5,135,000	5,096,060

LB-UBS Commercial Mortgage Trust	6.653% 11/15/27	3,970,000	3,998,583

Morgan Stanley Dean Witter Capital I	4.740% 11/13/36	3,085,000	2,809,956

Nomura Asset Securities Corp.	7.101% 03/15/30 (b)	4,025,000	4,101,196

Salomon Brothers Mortgage Securities VII	4.865% 03/18/36	3,320,000	3,119,696

Wachovia Bank Commercial Mortgage Trust	4.608% 12/15/35	5,826,105	5,690,637
	5.001% 07/15/41	1,719,000	1,655,876
	5.087% 07/15/42 (b)	4,267,000	3,642,039
	5.110% 07/15/42 (b)	6,150,000	4,859,699

See Accompanying Notes to Financial Statements.

12

Columbia Short-Intermediate Bond Fund

March 31, 2009

Commercial Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

	5.229% 07/15/41 (b)	4,775,000	4,313,796
	6.287% 04/15/34	1,435,000	1,408,548

	Total Commercial Mortgage-Backed Securities (Cost of $60,948,449)		53,573,679

Collateralized Mortgage Obligations – 9.1%
Agency – 9.1%
Federal Home Loan Mortgage Corp.	4.375% 04/15/15	1,940,286	1,975,087

Federal National Mortgage Association	5.000% 09/25/33	7,022,453	7,339,572
	5.500% 03/25/33	3,995,000	4,164,737

Government National Mortgage Association	4.478% 08/16/32	2,925,000	2,997,171
	4.667% 09/16/25	2,800,000	2,890,144
	5.183% 05/16/28 (b)	10,355,000	10,859,761
	5.250% 07/16/29 (b)	3,274,792	3,377,309

	Agency Total		33,603,781

	Total Collateralized Mortgage Obligations (Cost of $32,158,757)		33,603,781

Mortgage-Backed Securities – 5.8%
Federal National Mortgage Association	4.000% 03/01/39	15,500,000	15,584,766
	4.790% 11/01/12	2,630,000	2,719,298

Government National Mortgage Association	4.500% 09/15/33	1,754,604	1,799,599
	4.500% 10/15/33	1,037,767	1,064,380
	6.000% 11/15/23	208,861	220,627
	8.000% 05/15/23	1,299	1,400
	8.500% 01/15/17	10,310	11,139
	8.500% 04/15/17	6,649	7,183

	Total Mortgage-Backed Securities (Cost of $20,926,482)		21,408,392

Asset-Backed Securities – 4.5%
Capital Auto Receivables Asset Trust	4.460% 07/15/14	3,655,000	3,253,100
	5.500% 04/20/10 (a)	2,200,000	2,179,807

Chase Issuance Trust	1.006% 01/15/12 (b)	4,940,000	4,854,235

Discover Card Master Trust	5.100% 10/15/13	1,265,000	1,241,331

Honda Auto Receivables Owner Trust	4.470% 01/18/12	1,270,000	1,285,518

See Accompanying Notes to Financial Statements.

13

Columbia Short-Intermediate Bond Fund

March 31, 2009

Asset-Backed Securities (continued)

		Par ($)	Value ($)

USAA Auto Owner Trust	4.280% 10/15/12	995,000	1,005,006
	4.900% 02/15/12	347,985	351,741
	5.070% 06/15/13	2,385,000	2,440,570

	Total Asset-Backed Securities (Cost of $16,949,928)		16,611,308

		Shares
Securities Lending Collateral – 4.0%
	State Street Navigator Securities Lending Prime Portfolio (i) (7 day yield of 0.943%)	14,732,086	14,732,086

	Total Securities Lending Collateral (Cost of $14,732,086)		14,732,086

		Par ($)
Short-Term Obligation – 3.2%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 03/30/10, market value $12,204,413 (repurchase proceeds $11,962,047)	11,962,000	11,962,000

	Total Short-Term Obligation (Cost of $11,962,000)		11,962,000

	Total Investments – 103.6% (Cost of $396,387,140) (j)		383,128,351

	Obligation to Return Collateral for Securities Loaned – (4.0)%		(14,732,086)

	Other Assets & Liabilities, Net – 0.4%		1,630,154

	Net Assets – 100.0%		370,026,419

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $10,921,717, which represents 3.0% of net assets.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(c)	Investments in affiliates during the twelve months ended March 31, 2009: Security name: Merrill Lynch & Co., Inc., 6.875% 04/25/18

Par as of 03/31/08:	$—
Par purchased:	$1,075,000
Par sold:	$—
Par as of 03/31/09:	$1,075,000
Net realized gain (loss):	$—
Interest income earned:	$50,708
Value at end of period:	$840,750

As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At March 31, 2009, the value of these securities represent 0.2% of net assets.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)	Zero coupon bond.

(h)	All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $14,504,624.

See Accompanying Notes to Financial Statements.

14

Columbia Short-Intermediate Bond Fund

March 31, 2009

(i)	Investment made with cash collateral received from securities lending activity.

(j)	Cost for federal income tax purposes is $396,389,552.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing each Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$66,149,134	$—
Level 2 – Other Significant Observable Inputs	316,979,217	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$383,128,351	$—

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	42.0
Government & Agency Obligations	20.5
Commercial Mortgage-Backed Securities	14.5
Collateralized Mortgage Obligations	9.1
Mortgage-Backed Securities	5.8
Asset-Backed Securities	4.5

96.4
Securities Lending Collateral	4.0
Short-Term Obligation	3.2
Obligation to Return Collateral for Securities Loaned	(4.0)
Other Assets & Liabilities, Net	0.4

100.0

Acronym	Name
MTN	Medium-Term Note

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia Short-Intermediate Bond Fund

March 31, 2009

		($) (a)(b)
Assets	Unaffiliated investments, at identified cost	395,395,524
	Affiliated investments, at identified cost	991,616

	Total investments, at identified cost	396,387,140
	Unaffiliated investments, at value	382,287,601
	Affiliated investments, at value	840,750

	Total investments, at value (including securities on loan of $14,504,624)	383,128,351

	Cash	586
	Receivable for:
	Fund shares sold	99,043
	Interest	3,196,564
	Securities lending income	17,508
	Trustees’ deferred compensation plan	3,072
	Other assets	31,363

	Total Assets	386,476,487

Liabilities	Collateral on securities loaned	14,732,086
	Payable for:
	Fund shares repurchased	351,987
	Distributions	1,066,472
	Investment advisory fee	109,219
	Administration fee	40,392
	Transfer agent fee	68,960
	Trustees’ fees	2,432
	Pricing and bookkeeping fees	11,007
	Custody fee	8,233
	Distribution and service fees	546
	Chief compliance officer expenses	180
	Trustees’ deferred compensation plan	3,072
	Other liabilities	55,482

	Total Liabilities	16,450,068

	Net Assets	370,026,419

Net Assets Consist of	Paid-in capital	389,802,584
	Undistributed net investment income	38,307
	Accumulated net realized loss	(6,555,683)
	Net unrealized appreciation (depreciation) on investments	(13,258,789)

	Net Assets	370,026,419

Class A	Net assets	$732,164
	Shares outstanding	106,704
	Net asset value per share	$6.86	(c)
	Maximum sales charge	3.25%
	Maximum offering price per share ($6.86/0.9675)	$7.09	(d)

Class C	Net assets	$534,380
	Shares outstanding	77,831
	Net asset value and offering price per share	$6.87	(c)

Class Z	Net assets	$368,759,875
	Shares outstanding	53,741,874
	Net asset value and offering price per share	$6.86

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares.

(c)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d)	On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia Short-Intermediate Bond Fund

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	19,326,889
	Interest from affiliates	50,708
	Securities lending	289,068

	Total Investment Income	19,666,665

Expenses	Investment advisory fee	1,395,277
	Administration fee	500,333
	Distribution fee:
	Class C	720
	Service fee:
	Class A	455
	Class C	240
	Transfer agent fee	561,419
	Pricing and bookkeeping fees	108,892
	Trustees’ fees	22,680
	Custody fee	11,049
	Chief compliance officer expenses	736
	Other expenses	153,496

	Expenses before interest expense	2,755,297
	Interest expense	71

	Total Expenses	2,755,368
	Fees waived or expenses reimbursed by investment advisor and/or administrator	(159,376)
	Expense reductions	(3,698)

	Net Expenses	2,592,294

	Net Investment Income	17,074,371

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(5,669,864)
	Futures contracts	61,466

	Net realized loss	(5,608,398)

	Net change in unrealized appreciation (depreciation) on investments	(15,596,385)

	Net Loss	(21,204,783)

	Net Decrease Resulting from Operations	(4,130,412)

See Accompanying Notes to Financial Statements.

17

Statements of Changes in Net Assets – Columbia Short-Intermediate Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2009 ($)	2008 ($) (a)(b)
Operations	Net investment income	17,074,371	19,452,736
	Net realized gain (loss) on investments and futures contracts	(5,608,398)	6,634,550
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,596,385)	1,906,501

	Net Increase (Decrease) Resulting from Operations	(4,130,412)	27,993,787

Distributions to Shareholders	From net investment income:
	Class A	(7,256)	(1)
	Class C	(2,998)	(1)
	Class Z	(17,099,909)	(19,374,299)
	From net realized gains:
	Class A	(158)	—
	Class C	(54)	—
	Class Z	(2,310,329)	—

	Total Distributions to Shareholders	(19,420,704)	(19,374,301)

	Net Capital Stock Transactions	(52,067,684)	(30,250,110)

	Total Decrease in Net Assets	(75,618,800)	(21,630,624)

Net Assets	Beginning of period	445,645,219	467,275,843
	End of period	370,026,419	445,645,219
	Undistributed net investment income at end of period	38,307	73,933

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

See Accompanying Notes to Financial Statements.

18

Statements of Changes in Net Assets – Columbia Short-Intermediate Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2009		Year Ended March 31, 2008 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	110,671	751,789	1,381	10,000
Distributions reinvested	1,008	6,879	—	—
Redemptions	(6,356)	(43,774)	—	—

Net increase	105,323	714,894	1,381	10,000

Class C
Subscriptions	83,008	568,446	1,381	10,000
Distributions reinvested	308	2,106	—	—
Redemptions	(6,866)	(46,753)	—	—

Net increase	76,450	523,799	1,381	10,000

Class Z
Subscriptions	10,264,770	70,878,684	10,138,315	72,060,897
Distributions reinvested	421,890	2,916,529	357,789	2,548,290
Redemptions	(18,492,341)	(127,101,590)	(14,779,847)	(104,879,297)

Net decrease	(7,805,681)	(53,306,377)	(4,283,743)	(30,270,110)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.27		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)		—	(c)

Total from investment operations	(0.06)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.28)		—	(c)
From net realized gains	(0.04)		—

Total distributions to shareholders	(0.32)		—	(c)

Net Asset Value, End of Period	$6.86		$7.24
Total return (d)(e)	(0.82)%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.90%		1.00	%(h)
Interest expense	—	%(i)	—
Net expenses (g)	0.90%		1.00	%(h)
Waiver/Reimbursement	0.04%		0.05	%(h)
Net investment income (g)	3.96%		3.44	%(h)
Portfolio turnover rate	72%		109	%(f)
Net assets, end of period (000’s)	$732		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31, 2009		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.21		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.31)		—	(c)

Total from investment operations	(0.10)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.23)		—	(c)
From net realized gains	(0.04)		—

Total distributions to shareholders	(0.27)		—	(c)

Net Asset Value, End of Period	$6.87		$7.24
Total return (d)(e)	(1.41)%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.65%		1.75	%(h)
Interest expense	—	%(i)	—
Net expenses (g)	1.65%		1.75	%(h)
Waiver/Reimbursement	0.04%		0.05	%(h)
Net investment income (g)	3.11%		2.69	%(h)
Portfolio turnover rate	72%		109	%(f)
Net assets, end of period (000’s)	$534		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008 (a)	2007	2006 (g)	2005 (g)
Net Asset Value, Beginning of Period	$7.24		$7.10	$7.01	$7.16	$7.40

Income from Investment Operations:
Net investment income (b)	0.30		0.31	0.31	0.27	0.26
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.34)		0.13	0.09	(0.12)	(0.23)

Total from investment operations	(0.04)		0.44	0.40	0.15	0.03

Less Distributions to Shareholders:
From net investment income	(0.30)		(0.30)	(0.31)	(0.28)	(0.26)
From net realized gains	(0.04)		—	—	(0.02)	(0.01)

Total distributions to shareholders	(0.34)		(0.30)	(0.31)	(0.30)	(0.27)

Net Asset Value, End of Period	$6.86		$7.24	$7.10	$7.01	$7.16
Total return (c)(d)	(0.54)%		6.42%	5.79%	2.06%	0.45%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.65%		0.75%	0.75%	0.72%	0.60%
Interest expense	—	%(f)	—	—	—	—
Net expenses (e)	0.65%		0.75%	0.75%	0.72%	0.60%
Waiver/Reimbursement	0.04%		0.05%	0.05%	0.09%	0.21%
Net investment income (e)	4.28%		4.31%	4.38%	3.74%	3.53%
Portfolio turnover rate	72%		109%	70%	75%	59%
Net assets, end of period (000’s)	$368,760		$445,625	$467,276	$437,073	$410,392

(a)	On March 31, 2008, Shares class of Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z includes the financial information of Intermediate-Term Bond Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

(g)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Short-Intermediate Bond Fund

March 31, 2009

Note 1. Organization

Columbia Short-Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Intermediate-Term Bond Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation, consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

23

Columbia Short-Intermediate Bond Fund

March 31, 2009

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”), was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain/(loss) on investments. Unrealized gains are

24

Columbia Short-Intermediate Bond Fund

March 31, 2009

reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

25

Columbia Short-Intermediate Bond Fund

March 31, 2009

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for treasury inflation protected securities, paydown reclasses and distribution reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$166	$(167)	$1

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income*	$18,788,797	$19,374,301
Long-Term Capital Gains	631,907	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$1,233,375	$—	$(13,261,201)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$6,139,481
Unrealized depreciation	(19,400,682)
Net unrealized depreciation	$(13,261,201)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$2,999,736

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $3,553,535 attributed to security transactions were deferred to April 1, 2009.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements and no cumulative effect adjustment was recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

26

Columbia Short-Intermediate Bond Fund

March 31, 2009

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2009, the Fund’s effective investment advisory fee rate was 0.35% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Prior to January 12, 2009, Columbia voluntarily waived administration fees payable by the Fund at the annual rate of 0.05% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $590.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2009, the Distributor

27

Columbia Short-Intermediate Bond Fund

March 31, 2009

has retained net underwriting discounts of $150 on the sale of the Fund’s Class A shares and received net CDSC fees of $61 on Class C share redemptions.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Fund’s expenses through July 31, 2009, so that the Fund’s ordinary operating (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.75% annually of the Fund’s average daily net assets.

Effective August 1, 2009, Columbia has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.65% annually of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $3,108 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $280,577,677 and $321,733,177, respectively, of which $151,395,783 and $226,245,357, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street.

28

Columbia Short-Intermediate Bond Fund

March 31, 2009

Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 2.563%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, the Fund had one shareholder that held 87.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on

29

Columbia Short-Intermediate Bond Fund

March 31, 2009

matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Short-Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Short-Intermediate Bond Fund, a series of Columbia Funds Series Trust I (formerly Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc.) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to

June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79, None

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts) and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York; Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

33

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1	The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

35

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

36

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

37

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Short-Intermediate Bond Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, and in the first quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Short-Intermediate Bond Fund’s total expenses were in the third quintile and actual management fees were in the second quintile (where

38

the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

39

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

40

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

41

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

42

Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

43

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

44

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short-Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

One Financial Center

Boston, MA 02111-2621

Columbia Short-Intermediate Bond Fund

Annual Report , March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10750-0309 (05/09) 09/78779

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$468,600	$468,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$73,600	$103,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund accounting and custody conversions.

During the fiscal years ended March 31, 2009 and March 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$74,000	$86,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2008 tax fees also include the review of foreign tax filings.

During the fiscal years ended March 31, 2009 and March 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$886,800	$960,800

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2009 and March 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$1,034,400	$1,151,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 27, 2009